                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[_]  Filed by a Party other than the Registrant

     Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               BOC FINANCIAL CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[X]  Fee paid previously with preliminary materials.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------

     (5)  Total fee paid:
          ----------------------------------------------------------------------


[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:________________________________________________

     (2) Form, Schedule or Registration Statement No.:__________________________

     (3) Filing Party:__________________________________________________________

     (4) Date Filed:____________________________________________________________

                          [LOGO] Bank of the Carolinas

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                               BOC FINANCIAL CORP

         A special meeting of shareholders (the "BOC Special Meeting") of BOC Financial Corp will be held at 1:00 p.m. on Tuesday, December 11, 2001, at BOC Financial Corp's headquarters located at 107 South Central Avenue in Landis, North Carolina.

         The purposes of the meeting are:

1. Proposal to Approve the Merger Agreement and Mergers. To consider and vote on a proposal to approve the Agreement and Plan of Reorganization and Merger, dated as of July 20, 2001 (the "Merger Agreement"), between BOC Financial Corp ("BOC"), Bank of the Carolinas ("Carolinas"), and Bank of Davie ("Davie") (a copy of which is attached as Appendix A to the Joint Proxy Statement/Offering Circular which accompanies this Notice), and to approve the transactions described in the Merger Agreement, including, without limitation, the mergers of BOC into Davie (the "Merger") and Carolinas into Davie (the "Bank Merger"), with the result that each outstanding share of BOC's common stock will be converted into the right to receive 0.92 shares of Davie's common stock, all as more fully described in the Joint Proxy Statement/Offering Circular; and

2. Other Business. To transact any other business properly presented for action at the BOC Special Meeting.

         BOC's Board of Directors recommends that you vote "FOR" the Merger Agreement and the transactions described in it.

         If the Merger is approved and completed, you will have the right to dissent and demand payment of the fair value of your shares. Your right to dissent is conditioned on your strict compliance with the requirements of
Article 13 of Chapter 55 of the North Carolina General Statutes. The full text of that statute is attached as Appendix B to the Joint Proxy Statement/Offering Circular which accompanies this Notice.

         You are invited to attend the BOC Special Meeting in person. However, even if you plan to attend, we ask that you complete, sign and date the enclosed appointment of proxy and return it to us as soon as you can in the accompanying envelope. Doing that will help us ensure that a quorum is present at the meeting. Even if you sign an appointment of proxy, you may still revoke it later or attend the meeting and vote in person.

                                        By Order of the Board of Directors


                                        /s/ Stephen R. Talbert

                                        Stephen R. Talbert
                                        President and Chief Executive Officer


October 31, 2001

                                     [LOGO]


                    JOINT PROXY STATEMENT / OFFERING CIRCULAR

     The Boards of Directors of BOC Financial Corp ("BOC") and Bank of Davie ("Davie") have agreed to a transaction that will result in BOC and its subsidiary, Bank of the Carolinas ("Carolinas"), each being merged into Davie and Davie changing its name to "Bank of the Carolinas." Some important facts about the mergers are listed below.

------------------------------------------------------- ---------------------------------------------------------

Facts for BOC's Shareholders.                            Facts for Davie's Shareholders.
 . BOC and Carolinas each will be merged into Davie.      . BOC and Carolinas each will be merged into Davie,
 . In the mergers, you will receive 0.92 shares of          and Davie will change its name to "Bank of the
  Davie common stock for each BOC share you own.           Carolinas."
 . Your Board of Directors recommends the merger.         . In the mergers, you will keep the Davie common
 . After the mergers, BOC's shareholders will own           stock you own, and your rights as a shareholder of
  about 43.4% of the combined bank.                        Davie will not be affected by the mergers.
 . The mergers will be tax free to you, other than with   . Your Board of Directors recommends the mergers.
  respect to cash you receive for a fractional share or  . After the mergers, Davie's shareholders will own
  as a "dissenting" shareholder.                           about 56.6% of the combined bank.
 . In connection with the mergers, you have               . The mergers will be tax free to you.
  "dissenters rights" under North Carolina law.          . In connection with the mergers, you have
 . BOC plans to hold a special meeting of shareholders      "dissenters rights" under North Carolina law.
  on December 11, 2001, to vote on the mergers.          . Davie plans to hold a special meeting of shareholders
                                                           on December 11, 2001, to vote on the mergers.
------------------------------------------------------- ---------------------------------------------------------


     This Document. This document is a combined Joint Proxy Statement/Offering Circular that is being distributed by BOC and Davie to their shareholders in connection with their special shareholders' meetings and Davie's offer to exchange shares of its common stock for the shares of BOC's common stock held by BOC's shareholders. It contains important information about the mergers and you should read it carefully.

     Merger Consideration. The number of Davie's shares that BOC shareholders will receive in the mergers is fixed. The dollar value of the consideration will change depending on changes in the market price of Davie's shares and will not be known at the time of the special meeting of either BOC's or Davie's shareholders. BOC's common stock and Davie's common stock are traded on the OTC Bulletin Board under the symbols "BOCF" for BOC stock and "BADN" for Davie stock. On the day before the mergers were announced, the value of the consideration to be received by BOC's shareholders for each of their shares of BOC stock would have been $12.01. On October 23, 2001, the value would have been $14.03.

     Voting. Even if you plan to attend your special meeting of shareholders, please vote as soon as possible by completing and returning the enclosed appointment of proxy. Not voting at all will have the same effect as voting against the mergers.

     Some factors BOC's shareholders should consider before they decide how to vote on the mergers are described in this document under the heading "Risk Factors" which begins on page 12.

     Neither the Securities and Exchange Commission, the FDIC, the North Carolina Commissioner of Banks, nor any state securities commission has approved of the Davie stock to be issued in the mergers or determined if this document is accurate or complete. It is illegal to tell you otherwise.

     The shares of Davie stock to be issued to BOC's shareholders are not deposits or savings accounts and are not obligations of or guaranteed by Davie. They are not insured by the FDIC or any other government agency and are subject to investment risk, including the possible loss of principal.

     This Joint Proxy Statement/Offering Circular is dated October 31, 2001, and it is being mailed to BOC's and Davie's shareholders on or about October 31, 2001.

                         ------------------------------

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
SUMMARY ................................................................    3
  The Special Meetings of Shareholders .................................    3
  The Mergers ..........................................................    3
  Selected Financial Information .......................................    8
RISK FACTORS ...........................................................   12
  Risk Factors Relating to the Merger ..................................   12
  Rick Factors Relating to Davie
    and the Banking Industry ...........................................   13
A WARNING ABOUT FORWARD-LOOKING
  STATEMENTS AND OTHER MATTERS .........................................   15
THE SPECIAL MEETINGS OF SHAREHOLDERS ...................................   15
  Special Meeting of BOC's Shareholders ................................   15
  Special Meeting of Davie's Shareholders ..............................   16
THE MERGER .............................................................   18
  General ..............................................................   18
  The Mergers ..........................................................   18
  Conversion of BOC Stock ..............................................   18
  Surrender and Exchange of Certificates ...............................   19
  Effect of the Merger on Outstanding Davie Stock ......................   19
  Treatment of Fractional Shares .......................................   20
  Recommendation .......................................................   20
  Background of and Reasons for the Merger .............................   20
  Opinion of BOC's Financial Advisor ...................................   21
  Opinion of Davie's Financial Advisor .................................   26
  Required Shareholder Approvals .......................................   30
  Required Regulatory Approvals ........................................   30
  Conduct of Business Pending the Merger ...............................   30
  Dividends ............................................................   31
  Prohibition on Solicitation ..........................................   32
  Accounting Treatment .................................................   32
  Certain Income Tax Consequences ......................................   32
  Conditions to the Merger .............................................   34
  Waiver; Amendment of the Merger Agreement ............................   34
  Termination of the Merger Agreement ..................................   35
  Closing Date and Effective Time ......................................   35
  Interests of Certain Persons With
    Respect to the Merger ..............................................   35
  Expenses .............................................................   38
RIGHTS OF DISSENTING SHAREHOLDERS ......................................   39
MARKET AND DIVIDEND INFORMATION ........................................   41
  BOC's Capital Stock ..................................................   41
  Davie's Capital Stock ................................................   42
CAPITALIZATION .........................................................   43
BANK OF DAVIE ..........................................................   44
  General ..............................................................   44
  Other Available Information .........................................    45
  Management's Discussion and Analysis of
     Financial Condition and Results of Operations .....................   46
  Beneficial Ownership of Securities ..................................    54
  Board of Directors ..................................................    55
  Directors' Compensation .............................................    56
  Executive Compensation ..............................................    57
  Transactions with Related Parties ...................................    58
BOC FINANCIAL CORP .....................................................   59
  General .............................................................    59
  Other Available Information .........................................    61
  Management's Discussion and Analysis of
    Financial Condition and Results of Operations .....................    61
  Beneficial Ownership of Securities ..................................    69
  Board of Directors ..................................................    70
  Directors' Compensation .............................................    70
  Executive Officers ..................................................    71
  Executive Compensation ..............................................    71
  Transactions with Related Parties ...................................    73
 SUPERVISION AND REGULATION ............................................   74
 CAPITAL STOCK OF DAVIE AND BOC ........................................   78
  Capital Stock of Davie ..............................................    78
  Differences in Capital Stock ........................................    80
 INDEMNIFICATION .......................................................   82
 LEGAL MATTERS .........................................................   84
 INDEPENDENT ACCOUNTANTS ...............................................   84
 PROPOSALS FOR ANNUAL MEETINGS
   OF SHAREHOLDERS .....................................................   84
 FINANCIAL STATEMENTS OF
   BANK OF DAVIE .......................................................  F-1
 FINANCIAL STATEMENTS OF
   BOC FINANCIAL CORP ..................................................  F-31
 UNAUDITED PRO FORMA CONDENSED
   COMBINED FINANCIAL STATEMENTS .......................................  F-61

 APPENDIX A - Agreement and Plan of
   Reorganization and Merger ...........................................  A-1
 APPENDIX B - Article 13 of Chapter 55 of the
   North Carolina General Statutes Relating to
   the Rights of Dissenting Shareholders ...............................  B-1
 APPENDIX C - Fairness Opinion of
   Sterne, Agee and Leach, Inc. ........................................  C-1
  APPENDIX D - Fairness Opinion of
   Scott & Stringfellow ................................................  D-1

                            -----------------------

                                     SUMMARY

     The following is a brief summary of the information in this document. The summary is not intended to be complete, and it may not contain all the information that is important to you. To better understand the mergers that will be voted on by BOC's shareholders and Davie's shareholders at their special meetings, we urge you to read this entire document carefully. Each item in this summary includes a page reference directing you to a more complete discussion of the information in that item.

                              The Special Meetings of Shareholders

The BOC Special Meeting       BOC plans to hold its special meeting on December
                              11, 2001, at 1:00 p.m. at BOC's headquarters which are located at 107 South Central Avenue in Landis,
                              North Carolina. At the meeting (the "BOC Special
                              Meeting"), BOC's shareholders will vote on a proposal to approve the merger agreement, and the plans of merger contained in the agreement, between BOC, Carolinas and Davie that provide for BOC and Carolinas each to be merged into Davie.

                              You can vote at the BOC Special Meeting if you owned BOC common stock at the close of business on October 26, 2001. On that date, there were 805,000 outstanding shares of BOC common stock. You may cast one vote for each share of BOC common stock that you owned of record on that date. (See "The Special Meetings of Shareholders" on page 15.)

The Davie Special Meeting     Davie plans to hold its special meeting on
                              December 11, 2001, at 10:00 a.m. at Davie's headquarters which are located at 135 Boxwood
                              Village Drive in Mocksville, North Carolina. At the meeting (the "Davie Special Meeting"), Davie's shareholders will vote on a proposal to approve the merger agreement, and the plans of merger contained in the agreement, between BOC, Carolinas and Davie that provide for BOC and Carolinas each to be merged into Davie.

                              You can vote at the Davie Special Meeting if you owned Davie common stock at the close of business on October 26, 2001. On that date, there were 893,100 outstanding shares of Davie common stock. You may cast one vote for each share of Davie common stock that you owned of record on that date. (See "The Special Meetings of Shareholders" on page 15.)

                                   The Mergers

Parties to the Mergers        BOC is a North Carolina business corporation
                              which is registered with the Federal Reserve Board as a bank holding company and is the parent company of Carolinas. The mailing address of BOC's principal office is 107 South Central Avenue,
                              Landis, North Carolina 28088, and its telephone number at that address is (704) 857-7277. (See
                              "BOC Financial Corp" on page 59.)

                              Carolinas is a North Carolina banking corporation and is a subsidiary of BOC. The mailing address of its principal office is 107 South Central Avenue, Landis, North Carolina 28088, and its telephone number at that address is (704) 857-7277. (See "BOC Financial Corp" on page 59.)

                              Davie also is a North Carolina banking
                              corporation. The mailing address of its principal office is 135 Boxwood Village Drive, Mocksville, North Carolina 27028, and its telephone number at that address is (336) 751-5755. (See "Bank of Davie" on page 44.)

The Merger Agreement          The terms and conditions of the mergers are
                              provided for in the merger agreement (the "Merger
                              Agreement") entered into on July 20, 2001, between BOC, Carolinas and Davie. A copy of the Merger
                              Agreement is attached as Appendix A to this Joint
                              Proxy Statement/Offering Circular. (See "The
                              Merger" on page 18.)

Effect of Mergers             When the merger of BOC into Davie becomes
                              effective (the "Effective Time"):

                              .   BOC will be merged into Davie (the "Merger");

                              . each outstanding share of BOC's common stock ("BOC Stock") held by its shareholders (other than shareholders who "dissent") will be converted into the right to receive 0.92 shares of Davie's common stock ("Davie Stock"); and

                              .   Carolinas will become a wholly-owned
                                  subsidiary of Davie.

                                  Immediately following the Effective Time,
                                  Carolinas also will be merged into Davie (the "Bank Merger"). Davie will be the surviving corporation in the Merger and the Bank Merger and will change its name and operate after the Bank Merger as "Bank of the Carolinas." (See "The Merger" on page 18 and "Rights of Dissenting Shareholders" on page 39.)

Conversion of BOC Stock       At the Effective Time, each outstanding share of
                              BOC Stock (except for shares held by BOC's shareholders who "dissent") automatically will be converted into 0.92 shares of Davie Stock. (See
                              "The Merger -- Conversion of BOC Stock" on page
                              18.)

Davie will Pay Cash for
Fractional Shares             If the conversion of a BOC shareholder's shares
                              of BOC Stock would result in a fraction of a share of Davie Stock, Davie will pay the shareholder cash rather than issuing the fractional share.
                              (See "The Merger -- Treatment of Fractional
                              Shares" on page 20.)

BOC's Board of Directors
Recommends that BOC's
shareholders vote "FOR"
the Merger Agreement          BOC's Board of Directors has approved the Merger
                              Agreement and believes the Merger and the Bank
                              Merger are in the best interests of BOC, Carolinas, and BOC's shareholders. BOC's Board of
                              Directors recommends that BOC's shareholders vote
                              "FOR" approval of the Merger Agreement. (See "The
                              Merger -- Recommendation" on page 20, and "--
                              Background of and Reasons for the Merger" on page
                              20.)

Davie's Board of Directors
Recommends that Davie's
shareholders vote "FOR"
the Merger Agreement          Davie's Board of Directors also has approved
                              the Merger Agreement and believes the Merger and the Bank Merger are in the best interests of Davie and its shareholders. Davie's Board of Directors recommends that Davie's shareholders vote "FOR" approval of the Merger Agreement. (See "The Merger
                              -- Recommendation" on page 20, and "-- Background of and Reasons for the Merger" on page 20.)

Opinion of BOC's
Financial Advisor             BOC's Board of Directors retained Sterne, Agee &
                              Leach, Inc. ("Sterne Agee") as its financial advisor in connection with its consideration of the Merger Agreement. Sterne Agee has provided
                              BOC's Board of Directors with its written opinion which states that it believes the consideration to be received by BOC's shareholders in connection with the Merger as provided in the Merger
                              Agreement is fair from a financial point of view.
                              A copy of the opinion is attached as Appendix C to this Joint Proxy Statement/Offering Circular. (See
                              "The Merger-- Opinion of BOC's Financial Advisor" on page 21.)

Opinion of Davie's
Financial Advisor             Davie's Board of Directors retained Scott &
                              Stringfellow ("Scott & Stringfellow") as its financial advisor in connection with its consideration of the Merger Agreement. Scott &
                              Stringfellow has provided Davie's Board of Directors with its written opinion which states that it believes the terms of the Merger as provided in the Merger Agreement are fair from a financial point of view to Davie and its shareholders. A copy of the opinion is attached as Appendix D to this Joint Proxy Statement/Offering
                              Circular. (See "The Merger-- Opinion of Davie's
                              Financial Advisor" on page 26.)

BOC's Shareholders
must Approve the
Merger Agreement              In order to complete the Merger, the holders of a
                              majority of the total outstanding shares of BOC
                              Stock must vote to approve the Merger Agreement at the BOC Special Meeting. (See "The Merger--
                              Required Shareholder Approvals" on page 30.) BOC's directors and executive officers beneficially own and have a right to vote an aggregate of 70,334 shares of BOC Stock which amounts to approximately
                              8.74% of the total outstanding shares. BOC expects that those shares will be voted for approval of the Merger Agreement. An additional 74,059 shares are held in BOC's employee stock ownership plan
                              (the "ESOP"). BOC expects that substantially all of the 9,640 shares currently held in the plan which are allocated to employee accounts will be voted for approval of the Merger Agreement, while the remaining, unallocated shares will be voted by the plan trustees for or against the Merger
                              Agreement in the same proportion as the
                              participant-directed voting of allocated shares, unless voting in that manner would, in the trustees' judgment, violate their fiduciary obligations.

Davie's Shareholders also
must Approve the
Merger Agreement              In order to complete the Merger, the holders of
                              at least two-thirds of the total outstanding shares of Davie Stock must vote to approve the Merger Agreement at the Davie Special Meeting.
                              (See "The Merger-- Required Shareholder Approvals" on page 30.) Davie's directors and executive officers beneficially own and have a right to vote an aggregate of 178,080 shares of Davie Stock which amounts to approximately 19.94% of the total outstanding shares. Davie expects that those shares will be voted for approval of the Merger
                              Agreement.

Banking Regulators also
Must Approve the Merger
and the Bank Merger           The Merger and Bank Merger are subject to approval
                              by the North Carolina Commissioner of Banks, the FDIC, and the North Carolina Banking Commission.
                              Applications for those regulatory approvals have been filed. (See "The Merger -- Required
                              Regulatory Approvals" on page 30.)

There are Certain other
Conditions to the Merger      In addition to required shareholder and regulatory
                              approvals, various other conditions described in the Merger Agreement must be satisfied in order for the Merger to be completed. (See "The Merger
                              -- Conditions to the Merger" on page 34.)

Termination of the
Merger Agreement              Before the Merger is completed, the Merger
                              Agreement may be terminated by the mutual agreement of BOC, Carolinas and Davie, and, under certain conditions described in the Merger
                              Agreement, it also may be terminated by either BOC or Davie alone. (See "The Merger -- Termination of the Merger Agreement" on page 35.)

Effective Time                If all required regulatory approvals are received
                              and BOC's and Davie's shareholders approve the Merger Agreement, BOC and Davie expect that the Merger will become effective prior to the end of December 2001 and that the Bank Merger will become effective immediately following the Merger. (See
                              "The Merger-- Closing Date and Effective Time" on page 35.)

Directors                     BOC's current five directors will be appointed to
                              serve with Davie's current directors as directors of Davie following the Effective Time. (See "The
                              Merger -- Interests of Certain Persons With
                              Respect to the Merger" on page 35.)

Interests of Certain
Persons Certain of BOC's and Carolinas' executive officers and directors have interests in the Merger and will receive certain benefits that are in addition to their interests as shareholders of BOC generally. (See "The Merger -- Interests of Certain Persons With Respect to the Merger" on page 35.)

Accounting Treatment          The Merger will be treated as a "purchase"
                              for accounting purposes. (See "The Merger --
                              Accounting Treatment" on page 32.)

Income Tax Consequences       BOC and Davie expect that the Merger will be
                              treated as a "tax-free reorganization" for federal income tax purposes. A condition of completing the Merger is that BOC and Davie receive a written opinion from Davie's legal counsel to that effect.
                              (See "The Merger -- Certain Income Tax
                              Consequences" on page 32.)

Rights of Dissenting
Shareholders                  If the Merger is completed, North Carolina law
                              gives BOC's and Davie's shareholders the right to dissent and to receive the "fair value" of their shares of BOC Stock or Davie Stock, respectively, in cash. In order to dissent, you must, among other things:

                              . give to BOC (if you are a BOC shareholder), or give to Davie (if you are a Davie shareholder), before the vote on the Merger Agreement is taken at the BOC Special Meeting or at the Davie Special Meeting, timely written notice of your intent to demand payment for your shares if the Merger is completed;

                              . not vote your shares in favor of the Merger Agreement;

                              .   demand payment and deposit your share
                                  certificates by the date set forth in and in accordance with the terms and conditions of a "dissenters' notice" that will be sent to you by BOC or Davie; and,

                              . otherwise satisfy the requirements of the North Carolina statutes which are attached as Appendix B to this Joint Proxy
                                  Statement/Offering Circular.

                                  In order to dissent, you must follow
                                  carefully the requirements of the North
                                  Carolina statutes (including giving the
                                  required written notice before the vote on the Merger is taken at your Special Meeting). Those steps are summarized under the caption "Rights of Dissenting Shareholders" on page 39, and a copy of the North Carolina statutes is attached as Appendix B to this Joint Proxy Statement/Offering Circular.

There are Differences
Between Davie Stock
and BOC Stock                 When BOC's shareholders receive Davie Stock for
                              their BOC Stock, they will become shareholders of Davie. There are certain differences under North
                              Carolina law between the rights of holders of BOC
                              Stock and the rights of shareholders of Davie.
                              (See "Capital Stock of Davie and BOC --
                              Differences in Capital Stock" on page 80.)

Risk Factors                  There are some risk factors that you should
                              consider before you decide how to vote on the Merger. (See "Risk Factors" on page 12.)

                         Selected Financial Information

Davie

         The following table contains certain selected historical financial information for Davie on the dates and for the periods indicated. This selected financial information has been derived from, and you should read it in conjunction with, Davie's audited financial statements and unaudited interim financial statements, together with related financial statement footnotes, which are included in this Joint Proxy Statement/Offering Circular. (See "Financial Statements of Bank of Davie" on page F-1.)

         The information as of and for the six months ended June 30, 2001 and 2000, has not been audited but, in the opinion of Davie's management, contains all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of Davie's financial condition and results of operations for those periods. The results of operations for the six-month period ended June 30, 2001, are not necessarily indicative of the results to be expected for the remainder of the year or any other period.

                                                As of and for the six months              As of and for the year ended
                                                       ended June 30,                             December 31,
                                                ----------------------------       ------------------------------------------
                                                    2001             2000            2000               1999         1998 (1)
                                                ----------         ---------       --------           --------       --------
                                                            (Dollars in thousands, except per share amounts)
  Selected balance sheet data:
     Gross loans .............................  $   71,662         $  46,338       $ 59,338           $ 32,998       $  4,249

     Securities ..............................      11,887             8,505         12,662              4,015              -

     Total assets ............................      93,561            64,098         83,784             44,764         11,074

     Deposits ................................      81,507            54,294         73,741             36,106          3,412

     Stockholders' equity ....................       7,156             6,942          7,133              7,059          7,650

  Selected results of  operations:
     Net interest income .....................  $    1,333         $     988       $  2,238           $  1,100       $     36

     Provision for loan losses ...............         190               200            370                431             64

     Non-interest income .....................         145                46            116                 49              -

     Non-interest expense ....................       1,386               936          2,028              1,250             96

     Income taxes ............................           -                 -              -                  -              -
                                                ----------         ---------       --------           --------       --------

     Net loss ................................  $     ( 98)        $   ( 102)      $   ( 44)          $  ( 532)      $   (124)
                                                ==========         =========       ========           ========       ========

  Per share:
     Net loss (basic and diluted) ............  $    (0.11)        $   (0.11) (3)  $  (0.05)          $  (0.60) (3)  $  (0.14) (3)
                                                ==========         =========       ========           ========       ========


      Book value .............................  $     8.01         $    7.78  (3)  $   7.99           $   7.91  (3)  $   8.57  (3)
                                                ==========         =========       ========           ========       ========


  Selected ratios:
     Return on average assets ................       (0.22)%(2)        (0.19)%(2)     (0.07)%            (2.03)%          N/M  (4)
                                                ==========         =========       ========           ========


     Return on average stockholders' equity ..       (2.73)%(2)        (2.91)%(2)     (0.64)%            (7.23)%          N/M  (4)
                                                ==========         =========       ========           ========

     Average stockholders' equity to
       average total assets ..................        7.90 %           12.96 %        11.33 %            11.17 %          N/M  (4)
                                                ==========         =========       ========           ========

-------------------------

(1)     Davie was incorporated and began banking operations during December
        1998.
(2)     Annualized.
(3) As adjusted to give retroactive effect to the six-for-five stock split that Davie effected in the form of a 20% stock dividend on December 21, 2000.
(4)     Not meaningful.

BOC

         The following table sets forth certain selected historical consolidated financial information for BOC on the dates and for the periods indicated. This selected financial information has been derived from, and you should read it in conjunction with, BOC's audited consolidated financial statements and unaudited interim consolidated financial statements, together with the related financial statement footnotes, which are included in this Joint Proxy Statement/Offering Circular. (See "Financial Statements of BOC Financial Corp" on page F-31.)

         The information as of and for the six months ended June 30, 2001 and 2000, has not been audited but, in the opinion of BOC's management, contains all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of BOC's financial condition and results of operations for those periods. The results of operations for the six-month period ended June 30, 2001, are not necessarily indicative of the results to be expected for the remainder of the year or any other period.

                                                      As of and for the six months   As of and for the year ended
                                                             ended June 30,                  December 31,
                                                      ----------------------------  ------------------------------
                                                         2001             2000        2000       1999     1998 (1)
                                                      ----------      ------------  --------   --------   --------
                                                              (Dollars in thousands, except per share amounts)
Selected balance sheet data:
   Gross loans .......................................   $35,413         $24,557     $25,677    $21,130    $18,163

   Securities ........................................     1,515           4,617       5,230      5,542      3,927

   Total assets ......................................    41,122          33,024      34,998     32,310     31,585

   Deposits ..........................................    30,743          23,736      26,584     22,147     19,382

   Stockholders' equity ..............................     8,192           8,085       8,208      8,044     11,977

Selected results of  operations:
   Net interest income ...............................   $   594         $   578     $ 1,151    $ 1,063    $ 1,105

   Provision for loan losses .........................       150               3           9          -          -

   Non-interest income ...............................       105               5          73         14          6

   Non-interest expense ..............................       544             480         998        942        629

   Income taxes ......................................         -              30          61         26        173
                                                         -------         -------     -------    -------    -------

   Net income ........................................   $     5         $    70     $   156    $   109    $   309
                                                         =======         =======     =======    =======    =======

Per share:
   Net income (basic and diluted) ....................   $  0.01         $  0.10     $  0.22    $  0.14    $  0.28
                                                         =======         =======     =======    =======    =======


    Book value .......................................   $ 10.18       $ 10.04       $ 10.20    $  9.99    $ 13.61
                                                         =======       =======       =======    =======    =======

Selected ratios:
   Return on average assets ..........................      0.03%         0.44%         0.47%      0.33%      1.02%
                                                         =======       =======       =======    =======    =======

   Return on average
     stockholders' equity ............................      0.12%         1.74%         1.92%      1.01%      3.09%
                                                         =======       =======       =======    =======    =======

   Average stockholders' equity to
     average total assets ............................     21.42%        25.37%        24.62%     33.27%     32.91%
                                                         =======       =======       =======    =======    =======


________________________

(1)    BOC became the parent company of Carolinas during April 1998.
(2)    Annualized.

Pro Forma Combined

         The following table sets forth certain selected historical combined financial information for Davie on a pro forma basis on the dates and for the periods indicated. The pro forma data has been prepared assuming that the Merger had been completed on June 30, 2001, for balance sheet data, and on January 1, 2000, for results of operations data, using the "purchase" method of accounting. This information has been prepared based on estimates of the fair values of BOC's tangible and identifiable intangible assets and liabilities. The final purchase accounting adjustments may be materially different from those used in preparing the pro forma data presented below. Any decrease in the net fair value of the assets and liabilities of BOC as compared to the information shown below will have the effect of increasing the amount of the purchase price allocable to goodwill. (See "The Merger -- Accounting Treatment" on page 32.) The pro forma information is not necessarily indicative of the operating results or financial condition of the combined company that would have occurred had the Merger occurred at the beginning of the periods presented, nor is it necessarily indicative of the future operating results or financial position of the combined company. You should read the information below in conjunction with Davie's and BOC's audited financial statements and unaudited interim financial statements, together with the related financial statement footnotes, and the Unaudited Pro Forma Condensed Combined Financial Statements and related notes and assumptions, which are included in this Joint Proxy Statement/Offering Circular. (See "Financial Statements of Bank of Davie" on page F-1, "Financial Statements of BOC Financial Corp" on page F-31, and "Unaudited Pro Forma Condensed Combined Financial Statements" on page F-61.)

                                                                        As of and for the
                                                                        six months ended     For the year ended
                                                                          June 30, 2001      December 31, 2000
                                                                        -----------------    ------------------
                                                                  (Dollars in thousands, except per share amounts)
Selected balance sheet data:
  Gross loans..................................................           $ 107,075                      -

  Securities...................................................              13,402                      -

  Total assets.................................................             134,698                      -

  Deposits.....................................................             112,250                      -

  Stockholders' equity.........................................              14,686                      -

Selected results of  operations:
  Net interest income..........................................           $   1,927              $   3,389

  Provision for loan losses....................................                 340                    379

  Non-interest income..........................................                 250                    189

  Non-interest expense.........................................               1,935                  3,037

  Income taxes.................................................                   -                      -
                                                                          ---------              ---------
  Net income (loss)............................................           $     (98)             $     162
                                                                          =========              =========

Per share:
  Net income (loss) (basic and diluted)........................           $   (0.06)             $    0.10
                                                                          =========              =========
  Book value...................................................           $    9.31              $    9.29
                                                                          =========              =========
Selected ratios:
  Return on average assets.....................................               (0.28)%(1)              0.17%
                                                                          =========              =========

  Return on average stockholders' equity.......................               (2.54)%(1)              1.12%
                                                                          =========              =========

  Stockholders' equity to average total assets.................               11.03%                 15.13%
                                                                          =========              =========

______________________________

(1)  Annualized.

Comparative Per Share Data

         The following table includes data relating to Davie Stock and BOC Stock, including book values, cash dividends declared, and net income per share, on the dates and for the periods presented:

 .        for Davie and BOC on a historical basis;

 .        for Davie on a pro forma combined basis; and

 .        on an equivalent per share of BOC Stock basis.

         The pro forma combined and equivalent per share information combines the Davie information together with the proposed Merger with BOC as though the Merger had occurred on June 30, 2001, and December 31, 2000, in the case of book value per share, and on January 1, 2000, in the case of net income. The pro forma data in the table assumes that the Merger is accounted for using the "purchase" method of accounting. (See "The Merger -- Accounting Treatment" on page 32.) The pro forma data is not indicative of the results of future operations or the actual results that would have occurred had the Merger been consummated at the beginning of the periods presented. You should read the information below in conjunction with Davie's and BOC's audited financial statements and unaudited interim financial statements, together with the related footnotes, which are included in this Joint Proxy Statement/Offering Circular. (See "Financial Statements of Bank of Davie" on page F-1, and "Financial Statements of BOC Financial Corp" on page F-31.) You also should read the notes and assumptions used to prepare the "Unaudited Pro Forma Condensed Combined Financial Statements" that appear in this Joint Proxy Statement/Offering Circular beginning on page F-61.

                                                                 At and for the          At and for the
                                                                six months ended           year ended
                                                                  June 30, 2001        December 31, 2000
                                                                ----------------       -----------------
Book value per share:
      Davie ............................................              $    8.01               $    7.99

      BOC ..............................................                  10.18                   10.20

      Pro forma combined ...............................                   9.31                    9.29

      Pro forma equivalent per share for BOC (1) .......                   8.57                    8.55

Cash dividends per share:
      Davie ............................................              $       -               $       -

      BOC ..............................................                   0.10                    0.20

      Pro forma combined (2) ...........................                      -                       -

       Pro forma equivalent per share for BOC (2) ......                      -                       -

Income (loss) per share:
      Davie ............................................              $   (0.11)              $   (0.05)


      BOC ..............................................                   0.01                    0.22

      Pro forma combined ...............................                  (0.06)                   0.10

      Pro forma equivalent per share for BOC (1) .......                  (0.06)                   0.09

________________________

(1) Pro forma equivalent per share amounts have been calculated by multiplying the "Pro forma combined" amounts by the exchange rate of
         0.92 shares of Davie Stock for each share of BOC Stock.
(2) In the case of "Cash dividends per share," no "pro forma combined" or "Equivalent per share for BOC" amounts are shown since Davie has not yet begun paying dividends on Davie Stock and does not expect to pay dividends following the Effective Time.

                  The following table lists the market values (average of the high and low sales prices) of Davie Stock and BOC Stock on July 19, 2001 (the day preceding the first public announcement of the Merger), and the equivalent per share market value of BOC Stock on that date based on the terms of the Merger.

                                                                                                    Pro forma equivalent
                                                          Davie Stock           BOC Stock          per share of BOC Stock
                                                          -----------           ---------          ----------------------
      Market value ...............................          $13.05                $6.325                    $12.01

                                  RISK FACTORS

     In deciding how to vote on the Merger, BOC's shareholders will be making an investment decision to take Davie Stock in exchange for their BOC Stock. In addition to normal investment risks, there are certain factors that they should be aware of in making their decisions. In addition to the other information in this document, they should carefully consider the risk factors described below.

     In addition to the risks described below, Davie and BOC may be affected by the events of September 11, 2001, in New York, Washington, D.C. and Pennsylvania, as well as actions taken by the United States in response. At this time, it is not known how these events, or other similar or related events that may occur in the future, will affect the banking and financial services industries or the economic conditions in the United States generally or in Davie's and BOC's primary markets in particular. Their results of operations and financial condition could be adversely impacted if those events and other related events cause either a decline in the United States economy generally or in the economies of their primary markets in particular. There can be no assurance that positive trends, developments or projections discussed in this Joint Proxy Statement/Offering Circular will continue or be realized or that negative trends or developments will not have significant downward effects on Davie's or BOC's results of operations or financial condition.

Risk Factors Relating to the Merger

Because the market price of Davie Stock may fluctuate, BOC's shareholders cannot be sure of the market value of the Davie Stock that they will receive in the Merger.

     Upon completion of the Merger, each share of BOC Stock will be converted into 0.92 shares of Davie Stock. The exchange ratio is fixed and will not be adjusted for changes in the market price of either BOC Stock or Davie Stock. So, changes in the prices of Davie Stock prior to the Merger will affect the market value that BOC's shareholders will receive for their BOC Stock when the Merger is completed, just as those changes will affect the market value of the Davie Stock that Davie's shareholders now hold and will continue to hold after the Merger is completed. Stock price changes may result from a variety of factors, including general market and economic conditions, changes in our businesses, operations and prospects and regulatory considerations. Many of these factors are beyond our control. Neither BOC nor Davie is permitted to terminate the Merger Agreement as a result of changes in the market price of either company's common stock.

     The prices of BOC Stock and Davie Stock at the closing of the Merger may vary from their prices on the date the Merger Agreement was signed, on the date of this Joint Proxy Statement/Offering Circular, on the date of the Special Meetings, and on the date the Merger is completed. As a result, the value represented by the exchange ratio also may be different on each of those dates. Because the date the Merger is completed will be after the dates of the Special Meetings, at the time of the meetings BOC's and Davie's shareholders will not know the market value of the combined company's common stock that they will hold upon completion of the Merger. (See "Market and Dividend Information" on page 41.)

Combining BOC and Davie may be more difficult, costly or time-consuming that we expect.

     Until completion of the Merger, BOC and Davie will continue to operate as separate companies. When we begin to integrate the two companies' operations, it is possible that there will be disruptions in each company's ongoing operations. For example, when we begin working out inconsistencies in the two companies' business procedures, controls, product descriptions, account terms, personnel policies, and data processing systems, there could be problems that affect Davie's ongoing relationships with its and BOC's customers, that cause us to lose key employees, or that affect our ability to realize all anticipated benefits of the Merger. Neither BOC nor Davie have previous experience completing a merger.

BOC's directors and officers may have interests in the Merger that differ from the interests of BOC's other shareholders.

     BOC's directors and executive officers have interests in the Merger other than their interests as BOC shareholders. These interests may cause them to view the Merger proposal differently that you may view it. (See "The Merger -- Interests of Certain Persons With Respect to the Merger" on page 35.)

We may record an additional allowance for loan losses in connection with the Merger.

     The determination of the appropriate level of any bank's allowance for loan losses is a subjective process that involves both quantitative and qualitative factors. Our preliminary analysis performed during due diligence has revealed that there are certain differences in the methodologies employed by BOC and Davie in determining the levels of their respective allowances for loan losses. Davie has selected its methodology for the combined company.

     Historically, BOC's loan portfolio has included primarily one-to-four family residential mortgages which, generally, have a lower degree of risk than other types of loans. However, more recently, BOC has begun to diversify its portfolio by making more commercial loans and other types of consumer loans. We intend for that process to continue following the Merger.

     In connection with preparations for combining BOC and Davie, we will complete our analysis of their allowances for loan losses and further analyze the attributes of the combined loan portfolio. Based on our preliminary analysis, we expect that BOC will record an additional provision for loan losses in its results of operations prior to completion of the Merger. The actual addition to the allowance will be determined and recorded immediately prior to the Merger and will be based on a comprehensive analysis of the loan portfolio taking into account credit conditions existing at that time. We currently do not believe that the increase in BOC's allowance for loan losses will exceed $250,000.

Future results of the combined companies may materially differ from the pro forma financial information presented in this document.

     Future results of the combined companies may be materially different from those shown in the unaudited pro forma condensed combined financial statements included in this document. Those unaudited pro forma condensed combined financial statements only show a combination of Davie's and BOC's historical results. We have estimated that the combined company will record approximately $677,000, net of income tax benefits, in restructuring charges, Merger-related charges and purchase accounting adjustments. The charges may be higher or lower than we have estimated, depending upon how costly or difficult it is to integrate our two companies. These charges may decrease capital of the combined company that could be used for profitable, income-earning investments in the future.

Risk Factors Relating to Davie and the Banking Industry

Davie currently does not pay cash dividends on Davie Stock.

     Davie has only operated since 1998, and it currently is not permitted to pay cash dividends on its common stock. BOC has paid a cash dividend of $0.05 per share each quarter since the second quarter of 1999. Following the Merger, BOC's shareholders will not receive any cash dividends on the Davie Stock they receive until Davie begins to pay cash dividends. Under North Carolina law, Davie may only pay cash dividends from its undivided profits, and on June 30, 2001, Davie had an accumulated deficit of approximately $798,000. So, on that date Davie had no funds legally available for the payment of dividends, and it will not be permitted to pay any cash dividends until that deficit has been recovered through future profits. Management of Davie expects that, for the foreseeable future, any profits resulting from Davie's operations will be retained as additional capital to support its operations and growth and that it will not pay any cash dividends. (See "Market and Dividend Information" on page 41.)

Davie has Incurred Losses in the Early Period of its Operation.

     It is common in the banking industry for newly organized banks to incur operating losses during their initial periods of operation after they open for business. Davie's operating results may fluctuate substantially from period to period as a result of a number of factors. In particular, its results will be strongly influenced by its ability to generate loan production and to collect loans, which are influenced by the adequacy of its capital, the interest rate environment and other economic factors. As a result, though its overhead expenses are, to a great extent, fixed, its revenues may fluctuate substantially from period to period for reasons beyond its control. In particular, if Davie incurs loan losses, its operating results will be adversely affected, either through the charging of those loans against its profits or due to the requirement that it make additional provisions to its allowance for loan losses. The resulting effect could be material.

Recent Cuts in Market Interest Rates will have a Short-Term Negative Impact on Davie's Profitability.

     Recent cuts by the Federal Reserve Board in market interest rates have decreased Davie's net interest margin. Since rates charged on loans often tend to react to market conditions faster than do rates paid on deposit accounts, these recent rate cuts will have a negative impact on Davie's earnings unless and until it can make appropriate adjustments in its deposit rates. Further rate cuts by the Federal Reserve Board would have the effect of increasing the negative impact on its earnings.

Davie's Business is Highly Competitive.

     Commercial banking in Davie's banking market and in North Carolina as a whole is extremely competitive. Many of its competitors have greater resources, broader geographic markets, and higher lending limits than it does, and they can offer more products and services and better afford and make more effective use of media advertising, support services and electronic technology than it can. In terms of assets, Davie is one of the smaller commercial banks in North Carolina. While its management believes that Davie's growth during its early years of operation is an indication that it has competed effectively to date with other financial institutions in its banking markets, there is no assurance that it will be, or will continue as, an effective competitor in the current or future financial services environment.

Davie May Need to Invest in New Technology in order to Compete Effectively.

     The market for financial services, including banking services, is increasingly affected by advances in technology, including developments in telecommunications, data processing, computers, automation and internet-based banking. Davie depends on third-party vendors for its data processing services. So, in addition to its ability to finance the purchase of those services and integrate them into its operations, its ability to offer new technology-based services is dependent on the abilities of its vendors to provide and support those services. Future advances in technology may require that Davie incur substantial expenses that would adversely affect its operating results, and its small size and limited resources may make it impractical or impossible for it to keep pace with its competitors. Davie's ability to compete successfully in its banking market may depend on the extent to which it and its vendors are able to offer new technology-based services and on its ability to integrate technological advances into its operations.

Davie's Ability to Reach Sustained Profitability will be Affected by its Ability to Grow.

     Davie must continue to grow in order to achieve sustained profitability. It has grown steadily since it opened for business during 1998. However, its future growth may be limited by various factors beyond its control, including the availability of sufficient operating capital and the size and economy of its banking markets. There is no assurance that Davie will be able to maintain its current rate of growth, either through internal growth or through successful expansion of its banking markets, or that it will be able to maintain capital sufficient to support its continued growth.

                   A WARNING ABOUT FORWARD-LOOKING STATEMENTS
                                AND OTHER MATTERS

     This Joint Proxy Statement/Offering Circular includes forward-looking statements. These statements usually will contain words such as "may," "will," "expect," "likely," "estimate," or similar terms. BOC and Davie have based these forward-looking statements on current expectations and projections about future events. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things, the factors discussed in "Risk Factors" above. Therefore, the events described in any forward-looking statements in this document might not occur, or they might occur in a different way than they are described in the statements.

     In deciding how to vote on the Merger, you should rely only on the information contained in this document. The information contained in this document regarding BOC and Carolinas has been furnished by them, and the information contained herein regarding Davie has been furnished by Davie. Neither BOC nor Davie has authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it, and you should not assume that the information appearing in this document is accurate as of any date other than the date on the cover.

     The Davie Stock is being offered under exemptions from registration under the federal Securities Act of 1933, as amended, and under various state securities laws. Davie has not filed any registration statement with the Securities and Exchange Commission or any state securities regulator. Davie is not offering Davie Stock to any person in any state where the offer or sale of the stock is not permitted.

                      THE SPECIAL MEETINGS OF SHAREHOLDERS

Special Meeting of BOC's Shareholders

     General. This Joint Proxy Statement/Offering Circular is being furnished to BOC's shareholders in connection with the solicitation by BOC's Board of Directors of appointments of proxy for use at the BOC Special Meeting and at any adjournments of that meeting. The BOC Special Meeting will be held on Tuesday, December 11, 2001, at 1:00 p.m. at BOC's headquarters located at 107 South Central Avenue in Landis, North Carolina. This Joint Proxy Statement/Offering Circular is being mailed to BOC's shareholders on or about October 31, 2001.

     Purposes of BOC Special Meeting. The purposes of the BOC Special Meeting are:

 .    to consider and vote on a proposal to approve the Merger Agreement and the transactions described in it, including the Merger and the Bank Merger; and

 .    to transact any other business that may properly be presented for action at the BOC Special Meeting. (See "The Merger" on page 18.)

     A copy of the Merger Agreement is attached as Appendix A to this Joint Proxy Statement/Offering Circular.

     Solicitation and Voting of Proxies. A form of appointment of proxy is included with this Joint Proxy Statement/Offering Circular which names Stephen
R. Talbert, John A. Drye, and Henry H. Land (the "BOC Proxies") to act as proxies and represent BOC's shareholders at the BOC Special Meeting. BOC's Board of Directors requests that you sign and date an appointment of proxy and return it to BOC in the enclosed envelope.

     If you correctly execute an appointment of proxy and return it to BOC before the BOC Special Meeting, then the shares of BOC Stock you hold of record will be voted by the BOC Proxies according to your directions in the appointment of proxy. If you sign and return an appointment of proxy but do not give any voting directions, then your shares will be voted by the BOC Proxies "FOR" approval of the Merger Agreement and Merger. Under North Carolina law generally, no business may be brought before the BOC Special Meeting unless it is described in the notice of meeting that accompanies this Joint Proxy Statement/Offering Circular, and BOC's Board of Directors is not aware of any other business that will be brought before the BOC Special Meeting. But, if any other matter is properly presented for action by shareholders, the BOC Proxies will be authorized to vote shares represented by your appointment of proxy according to their best judgment.

     The costs of this solicitation of appointments of proxy for the BOC Special Meeting, including costs of preparing and mailing this Joint Proxy Statement/Offering Circular, will be shared equally by BOC and Davie. In addition to solicitation by mail, appointments of proxy may be solicited personally or by telephone by officers, employees and directors of BOC, without additional compensation.

     Revocation of Appointments of Proxy. If you execute an appointment of proxy, you can revoke it at any time before the voting takes place at the BOC Special Meeting by filing with BOC's Secretary either a written instrument revoking it or an executed appointment of proxy dated as of a later date, or by attending the BOC Special Meeting and announcing an intention to vote in person.

     Record Date. The close of business on October 26, 2001, is the record date (the "BOC Record Date") for determining which shareholders of BOC are entitled to receive notice of and to vote at the BOC Special Meeting. You must have been a record holder of BOC Stock on the BOC Record Date in order to be eligible to vote at the BOC Special Meeting.

     Voting Securities. BOC's voting securities are the outstanding shares of BOC Stock. There were 805,000 outstanding shares of BOC Stock on the BOC Record Date. At the BOC Special Meeting, you may cast one vote for each share you held of record on the BOC Record Date on each matter to be voted on by shareholders.

     On the BOC Record Date, the directors and executive officers of BOC and their affiliates beneficially owned and were entitled to vote an aggregate of 70,334 shares, or approximately 8.74%, of the outstanding shares of BOC Stock. The directors and executive officers of BOC are expected to vote their shares for approval of the Merger Agreement and the Merger. Additional information regarding the beneficial ownership of BOC Stock by BOC's directors, executive officers and principal shareholders is included in this Joint Proxy Statement/Offering Circular under the caption "BOC Financial Corp -- Beneficial Ownership of Securities" on page 69.

     Votes Required for Approval. Under North Carolina law, the affirmative vote of the holders of a majority of the total outstanding shares of BOC Stock is required to approve the Merger Agreement and the Merger. Broker non-votes and abstentions will have the same effect as votes against the Merger Agreement and the Merger.

Special Meeting of Davie's Shareholders

     General. This Joint Proxy Statement/Offering Circular is being furnished to Davie's shareholders in connection with the solicitation by Davie's Board of Directors of appointments of proxy in the enclosed form for use at the Davie Special Meeting and at any adjournments of that meeting. The Davie Special Meeting will be held on Tuesday, December 11, 2001, at 10:00 a.m. at Davie's headquarters located at 135 Boxwood Village Drive in Mocksville, North Carolina. This Joint Proxy Statement/ Offering Circular is being mailed to Davie's shareholders on or about October 31, 2001.

     Purposes of Davie Special Meeting. The purposes of the Davie Special Meeting are:

 .    to consider and vote on a proposal to approve the MergerAgreement and the transactions described in it, including the Merger and the Bank Merger; and

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 .    to transact any other business that may properly be presented for action at the Davie Special Meeting. (See "The Merger" on page 18.)

     A copy of the Merger Agreement is attached as Appendix A to this Joint Proxy Statement/ Offering Circular.

     Solicitation and Voting of Proxies. A form of appointment of proxy is included with this Joint Proxy Statement/Offering Circular which names William
A. Burnette, Thomas G. Fleming, and Steven G. Laymon (the "Davie Proxies") to act as proxies and represent Davie's shareholders at the Davie Special Meeting. Davie's Board of Directors requests that you sign and date an appointment of proxy and return it to Davie in the enclosed envelope.

     If you correctly execute an appointment of proxy and return it to Davie before the Davie Special Meeting, then the shares of Davie Stock you hold of record will be voted by the Davie Proxies according to your directions in the appointment of proxy. If you sign and return an appointment of proxy but do not give any voting directions, then your shares will be voted by the Davie Proxies "FOR" approval of the Merger Agreement, Merger and Bank Merger. Under North Carolina law generally, no business may be brought before the Davie Special Meeting unless it is described in the notice of meeting that accompanies this Joint Proxy Statement/Offering Circular, and Davie's Board of Directors is not aware of any other business that will be brought before the Davie Special Meeting. But, if any other matter is properly presented for action by shareholders, the Davie Proxies will be authorized to vote shares represented by your appointment of proxy according to their best judgment.

     The costs of this solicitation of appointments of proxy for the Davie Special Meeting, including costs of preparing and mailing this Joint Proxy Statement/Offering Circular, will be shared equally by BOC and Davie. In addition to solicitation by mail, appointments of proxy may be solicited personally or by telephone by officers, employees and directors of Davie, without additional compensation.

     Revocation of Appointments of Proxy. If you execute an appointment of proxy, you can revoke it at any time before the voting takes place at the Davie Special Meeting by filing with Davie's Secretary either a written instrument revoking it or an executed appointment of proxy dated as of a later date, or by attending the Davie Special Meeting and announcing an intention to vote in person.

     Record Date. The close of business on October 26, 2001, is the record date (the "Davie Record Date") for determining which shareholders are entitled to receive notice of and to vote at the Davie Special Meeting. You must have been a record holder of Davie Stock on the Davie Record Date in order to be eligible to vote at the Davie Special Meeting.

     Voting Securities. Davie's voting securities are the outstanding shares of Davie Stock. There were 893,100 outstanding shares of Davie Stock on the Davie Record Date. At the Davie Special Meeting, you may cast one vote for each share you held of record on the Davie Record Date on each matter to be voted on by shareholders.

     On the Davie Record Date, the directors and executive officers of Davie and their affiliates beneficially owned and were entitled to vote an aggregate of 178,080 shares, or approximately 19.94%, of the outstanding shares of Davie Stock. The directors and executive officers of Davie are expected to vote their shares for approval of the Merger Agreement, Merger and Bank Merger. Additional information regarding the beneficial ownership of Davie Stock by Davie's directors, executive officers and principal shareholders is included in this Joint Proxy Statement/Offering Circular under the caption "Bank of Davie -- Beneficial Ownership of Securities" on page 54.

     Votes Required for Approval. Under North Carolina law, the affirmative vote of the holders of at least two-thirds of the total outstanding shares of Davie Stock is required to approve the Merger

Agreement, Merger and Bank Merger. Broker non-votes and abstentions will have the same effect as votes against the Merger Agreement, Merger and Bank Merger.

                                   THE MERGER

     The following is a summary of information about the Merger and Bank Merger and certain of the important terms and conditions of the Merger Agreement. This summary is not intended to be a complete description of all facts regarding the Merger. You should carefully read the Merger Agreement and all the other documents attached to this Joint Proxy Statement/Offering Circular for more information.

General

     At the BOC Special Meeting and the Davie Special Meeting, proposals will be introduced for BOC's shareholders and Davie's shareholders to approve the Merger Agreement. The Merger Agreement provides for BOC and Carolinas each to be merged into Davie and for Davie to change its name and operate as "Bank of the Carolinas."

The Mergers

     When the transactions described in the Merger Agreement become effective (the "Effective Time"), (i) BOC will be merged into and its existence will be combined with that of Davie (the "Merger"), and BOC will cease to exist as a separate company, (ii) as further described below, each outstanding share of BOC Stock held by BOC's shareholders (other than shareholders who "dissent" as further described below) will be converted into the right to receive 0.92 shares of Davie Stock, and (iii) Carolinas will become a wholly-owned subsidiary of Davie. Immediately following the Effective Time, Carolinas also will be merged into Davie (the "Bank Merger"). Davie will be the surviving corporation in each of the Merger and the Bank Merger and will continue its and Carolinas' business at their existing offices, all under the supervision and regulation of the North Carolina Commissioner of Banks (the "Commissioner") and the Federal Deposit Insurance Corporation (the "FDIC"). As part of the Bank Merger, Davie will change its name to "Bank of the Carolinas." (See "-- Conversion of BOC Stock" below, and "Rights of Dissenting Shareholders" on page 39.) Carolinas' deposit accounts will become deposit accounts of Davie and will continue to be insured by the FDIC to the maximum amount permitted by law. (See "Bank of Davie" on page 44.)

Conversion of BOC Stock

     At the Effective Time, each outstanding share of BOC Stock held of record by a BOC shareholder (other than a shareholder who "dissents") automatically will be converted into the right to receive 0.92 shares of Davie Stock, and that BOC shareholder will become a shareholder of Davie. (See "Rights of Dissenting Shareholders" on page 39.)

     Changes in the market value of Davie Stock or BOC Stock prior to the Effective Time will not result in a change in the rate at which BOC Stock is converted into Davie Stock. However, if there is a change in the number of outstanding shares of BOC Stock or Davie Stock prior to the Effective Time as a result of a stock dividend, stock split, reclassification or other subdivision or combination of outstanding shares, then an appropriate and proportionate adjustment will be made in the number of shares of Davie Stock into which each share of BOC Stock will be converted. Management of BOC and Davie currently are not aware of any change (completed or proposed) in the outstanding shares of BOC Stock or Davie Stock which would result in an adjustment.

Surrender and Exchange of Certificates

     Following the Effective Time, all certificates that formerly represented shares of BOC Stock held by BOC's shareholders ("Old Certificates") will represent only the right to receive certificates ("New Certificates") evidencing the shares of Davie Stock into which the shares of BOC Stock have been converted. At the Effective Time, BOC's stock transfer books will be closed and no further transfer of BOC Stock or of Old Certificates will be recognized or registered. As soon as possible following the Effective Time, Davie will send transmittal forms to BOC's former shareholders with instructions for forwarding their Old Certificates for surrender to Davie or to an agent designated by Davie to act as its exchange agent. Upon proper surrender to Davie or its agent by former BOC shareholders of their Old Certificates (together with properly completed transmittal forms), they will receive the New Certificates representing the Davie Stock into which their BOC Stock has been converted, together with a check for any fractional share to which they otherwise would be entitled. In the case of BOC's shareholders who properly exercise their dissenters' rights, the process for submitting Old Certificates and receiving cash for the "fair value" of their shares is described in this Joint Proxy Statement/Offering Circular under the caption "Rights of Dissenting Shareholders" on page 39.

     Until surrendered to Davie or its exchange agent, Old Certificates will be considered for all purposes to represent only the right of former BOC shareholders to receive the New Certificates evidencing the Davie Stock into which their BOC Stock has been converted. However, after the Effective Time, and regardless of whether they have surrendered their Old Certificates, former BOC shareholders will be entitled to vote and to receive any dividends or other distributions (for which the record date is after the Effective Time) on the number of whole shares of Davie Stock into which their BOC Stock has been converted, but no dividends or other distributions actually will be paid to them unless and until their Old Certificates are physically surrendered to Davie or its exchange agent. Upon surrender and exchange of Old Certificates, Davie will pay the amount, without interest, of any dividends and other distributions which became payable on the shares of Davie Stock represented by those Old Certificates after the Effective Time but which had not been paid. However, Davie currently is not permitted to pay cash dividends, and it is not likely that Davie will pay any dividends for some time following the Effective Time. (See "Market and Dividend Information -- Davie's Capital Stock" on page 42.)

     If a BOC shareholder's Old Certificates have been lost, stolen or destroyed, that shareholder will be required to furnish to Davie evidence satisfactory to it of ownership of the BOC Stock evidenced by those Old Certificates and of the loss, theft or destruction of those certificates. Davie also may require the shareholder to furnish appropriate and customary indemnification (which may include an indemnity bond issued by a surety) in order to receive the New Certificates to which the shareholder is entitled.

     BOC's shareholders should not forward their Old Certificates to Davie or its exchange agent until they receive instructions to do so.

Effect of the Merger on Outstanding Davie Stock

     The shares of Davie Stock that are held by its shareholders at the Effective Time will remain outstanding. The Merger will not change the outstanding shares of Davie Stock and will not affect any rights of Davie's current shareholders or require that they surrender their stock certificates. However, because Davie is expected to issue a total of approximately 684,732 new shares of Davie Stock to BOC's shareholders, the Merger will dilute the relative percentage interests of Davie's current shareholders. It is expected that, following the Merger, Davie's current shareholders will hold approximately 56.6%, and BOC's former shareholders will hold approximately 43.4%, of Davie's outstanding shares. In addition to the shares of Davie Stock to be issued at the Effective Time, outstanding options previously granted by BOC to its directors, officers and employees to purchase an aggregate of 92,574 shares of BOC Stock will be converted (at the same rate at which shares of BOC Stock will be converted into shares of Davie

Stock) into options to purchase an aggregate of approximately 85,168 shares of Davie Stock. (See "--Interests of Certain Persons With Respect to the Merger" on page 35.)

Treatment of Fractional Shares

     No fraction of a share of Davie Stock, or any scrip or certificate representing any fractional share, will be issued to any BOC shareholder in connection with the Merger, and no right to vote or to receive any dividend or other distribution will attach to any fractional share. If the conversion of a BOC shareholder's shares of BOC Stock otherwise would result in a fraction of a share of Davie Stock, then, upon the surrender and exchange of the shareholder's Old Certificates, and in the place of the fractional share, Davie will pay the shareholder cash in an amount equal to that fraction multiplied by the market value of a share of Davie Stock at the Effective Time as determined by Davie.

Recommendation

     BOC's Board of Directors. BOC's Board of Directors has approved the Merger Agreement and believes the Merger and the Bank Merger are in the best interests of BOC, Carolinas and BOC's shareholders. The Board of Directors recommends that BOC's shareholders vote to approve the Merger Agreement and the Merger.

     Davie's Board of Directors. Davie's Board of Directors also has approved the Merger Agreement and believes the Merger and the Bank Merger are in the best interests of Davie and its shareholders. The Board of Directors recommends that Davie's shareholders vote to approve the Merger Agreement, the Merger and the Bank Merger.

Background of and Reasons for the Merger

     BOC. Carolinas's predecessor, Landis Savings Bank, SSB, was a mutual savings bank that was converted into a commercial bank in 1998. In that conversion, BOC was formed as the holding company of Carolinas. BOC sold shares of BOC Stock to the members of Landis Savings Bank, SSB, who consisted of its depositors and borrowers, and also made available shares of BOC Stock to be purchased by the general public in a public offering. Since its conversion to a commercial bank, management of Carolinas has endeavored to broaden its lending focus from one-to-four family residential mortgage loans to include other loans to consumers and small-to-medium size businesses. Additionally, Carolinas has attempted to begin implementing additional deposit products and has studied the costs and benefits of bringing its banking services, in both the loan and deposit areas, to be more in line with a commercial bank and to be more competitive. Due to competition and the costs associated with it, Carolinas' management has found that transition to be slower than anticipated.

     Primarily because of their strong capital position, BOC and Carolinas have attracted the attention of other commercial banks in and around their market area and, since 2000, three informal inquiries have been made of the management of BOC as to whether they would be interested in an affiliation with another commercial bank. None of those discussions, which were conducted on a purely informal basis, led to serious deliberations or an offer to BOC's Board of Directors. However, those informal inquiries led the Board to consider the merits of affiliating with an existing commercial bank that had established commercial bank deposit and loan products and services, including the technology and capability to bring more modern banking services to Carolinas' customers as opposed to attempting to develop the products and services and infrastructure on its own.

     On May 22, 2001, Davie's executive management made informal inquiry of BOC's executive management which led to informal discussions regarding the possibility of combining BOC, Carolinas and Davie. After two of those discussions in which social issues regarding the board of directors and management of a combined entity were discussed, BOC retained the services of Sterne, Agee & Leach, Inc., as its financial advisor, and Davie retained the services of Scott & Stringfellow as its financial advisor. Numerous discussions were held between the financial advisors which led to an agreement on the exchange ratio of 0.92 shares of Davie Stock for each share of BOC Stock. Additional negotiations between the financial advisors and legal counsel for BOC and Davie were initiated to discuss and agree upon the resolution of issues relating to BOC's and Carolinas' various employee and director benefit plans, such as their stock options, the directors retirement plan, the ESOP and management recognition plan. While these discussions and negotiations were being conducted, each party conducted a due diligence review of the other party's books and records. BOC retained the services of Credit Risk Management, Inc., to perform a representative review of Davie's loan portfolio. Upon receiving a satisfactory recommendation regarding all due diligence matters, the Merger Agreement was adopted by BOC's, Carolinas' and Davie's Boards of Directors and was executed and delivered on July 20, 2001.

     Davie. Davie originally was organized as a commercial bank and first began operating on December 7, 1998, with one banking office in Mocksville, North Carolina. Since then it has grown at a faster rate than its organizers originally projected. During February 2000, Davie opened its second Davie County banking office in Advance, North Carolina, and, in November 2000, it purchased the existing office of another bank in Carthage, North Carolina. The deposits gained from that transaction enabled Davie to continue to fund its loan growth, but its rapid growth has reduced Davie's capital ratios to a level at which it must supplement its capital in order to continue to grow.

     Davie's management determined that, as an alternative to increasing its capital through some other means (such as selling additional common stock), a combination with BOC and Carolinas would serve two purposes for Davie by strengthening its capital position and, at the same time, expanding its banking market into a contiguous county without incurring the start-up costs associated with a de novo branch office.

Opinion of BOC's Financial Advisor

     General. BOC's Board of Directors retained Sterne, Agee & Leach, Inc. ("Sterne Agee") during May 2001 to act as BOC's financial advisor in connection with the Board's evaluation of BOC's strategic alternatives and any resulting acquisition of BOC. The Board of Directors selected Sterne Agee to serve as its financial advisor because Sterne Agee is a recognized regional investment banking firm with expertise in financial institutions. As part of its investment banking business, Sterne Agee is regularly involved in the valuation of financial institutions and their securities. On July 20, 2001, Sterne Agee rendered its oral opinion to the Board of Directors of BOC that, as of that date, and subject to certain assumptions, factors and limitations, the consideration proposed to be received by BOC pursuant to the Merger Agreement was fair, from a financial point of view, to the shareholders of BOC. Sterne Agee confirmed its oral opinion by delivering a written opinion to BOC's Board of Directors dated September 20, 2001.

     A copy of Sterne Agee's opinion letter is included in this document as Appendix C and is incorporated herein by reference. The following description of the opinion is qualified in its entirety by reference to Appendix C. Sterne Agee's opinion is provided exclusively for the information and benefit of BOC's Board of Directors.

     In rendering its opinion, Sterne Agee reviewed, analyzed and relied upon certain materials relating to the financial and operating condition of Davie and BOC including, among other things, the following:

 .    the Merger Agreement dated July 20, 2001, and certain related documents;


 .    annual reports to shareholders and annual reports on Form 10-KSB of Davie and BOC for the three years ended December 31, 2000 (except for the 1998 Form 10-KSB of Davie which was not required to be filed);

 .    certain interim reports to shareholders of Davie and BOC, including quarterly reports on Form 10-QSB and certain other communications;

 .    other financial information concerning the businesses and operations of
     Davie and BOC furnished to Sterne Agee by the respective companies for the purposes of Sterne Agee's analysis, including certain internal financial analyses and forecasts for Davie and BOC prepared by the senior managements of the respective companies;

 .    certain publicly available information concerning the historical price, price/earnings and price/book ratios as well as the trading activity for the common stocks of Davie and BOC;

 .    certain publicly available information with respect to banking companies and the types and terms of other transactions that Sterne Agee considered relevant to its analysis; and

 .    certain deposit data available as of June 30, 2000, published by the FDIC with regard to the deposits and market shares held by Davie and Carolinas.

     Sterne Agee also held discussions with the senior managements of Davie and BOC regarding their past, current and prospective operations, financial condition, regulatory examinations, audits and other matters and considered other financial factors that Sterne Agee deemed appropriate under the circumstances, including general economic, market and financial conditions, its knowledge of similar transactions, and its experience in securities valuation of financial institutions. Sterne Agee's opinion was based upon conditions as they existed on the date of the opinion and the information made available up to that date.

     In conducting its review and arriving at its opinion, Sterne Agee relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information provided to it or publicly available. Sterne Agee relied upon the managements of Davie and BOC as to the reasonableness and achievability of the financial and operating budgets and forecasts (and the related assumptions and bases underlying the forecasts) provided to Sterne Agee, and assumed that the budgets and forecasts reflected the best available estimates and judgments of management and that the budgets and forecasts will be realized in the amounts and in the time periods estimated by management. Sterne Agee also assumed, without independent verification, that the aggregate allowances for loan losses for Davie and BOC are adequate to cover those losses. Sterne Agee did not make or obtain any evaluations or appraisals of the property of Davie or BOC, nor did Sterne Agee examine any loan credit files. Sterne Agee was informed by Davie and assumed in rendering its opinion that the Merger would be accounted for as a purchase under generally accepted accounting principles.

     The preparation of a fairness opinion involves various determinations of the most appropriate and relevant methods of financial analysis and the application of those methods to particular circumstances, and, therefore, such an opinion is not readily susceptible to summary description. In arriving at its fairness opinion, Sterne Agee did not attribute any particular weight to any analysis or factor considered by them, but rather made qualitative judgments about the significance and relevancy of each analysis and factor. None of the analyses performed by Sterne Agee was assigned a greater significance by Sterne Agee than any other and, therefore, you should not attribute any greater importance upon one analysis versus another as a result of the order in which they are discussed herein. Accordingly, Sterne Agee believes that its analyses must be considered as a whole and that a review of selected portions of its analyses and the factors considered in them, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying its opinion. In its analyses, Sterne Agee made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond Davie's control. Any estimates contained in Sterne Agee's analyses are not indicative of actual values or predictive of future results or values that may be significantly more or less favorable than the estimates. Estimates of values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities actually may be sold.

     The following is a brief summary of the material financial analyses performed by Sterne Agee in connection with its opinion and is not intended to be a complete description of all analyses performed.

     Financial Performance Overview. Sterne Agee reviewed financial performance ratios, stock trading history, income statement and balance sheet information, per share financial results and other information for both Davie and BOC and the combined company before and after acquisition adjustments, cost savings and revenue enhancements.

     Valuation Multiples. Sterne Agee calculated the Merger consideration to be received pursuant to the exchange ratio of shares of Davie Stock per share of BOC Stock as a multiple of BOC's stock price on July 19, 2001, the last trading day before Sterne Agee rendered its oral opinion to BOC's Board of Directors; as a multiple of the latest twelve months earnings per share as of June 30, 2001; as a multiple of book value as of June 30, 2001; as a percentage of total assets as of June 30, 2001; and as a premium on core deposits, defined as deal value less tangible equity as a percentage of core deposits, as of June 30, 2001. Sterne Agee also calculated the Merger consideration, less excess equity (equity in excess of 8% of total assets), as a multiple of normalized book value (equity equal to 8% of total assets). Assuming a price per share of Davie Stock of $13.05 and of BOC Stock of $6.35 (the closing prices per share, respectively, on July 19, 2001) and an exchange ratio of 0.92 shares of Davie Stock for each share of BOC Stock, or $12.01 for each share of BOC Stock held, those multiples would be:

 .    189.1% of BOC's stock price on July 19, 2001;

 .    92.4x trailing twelve months earnings per share as of June 30, 2001;

 .    1.18x book value as of June 30, 2001;

 .    23.5% of assets on June 30, 2001;

 .    6.3% premium on core deposits on June 30, 2001; and,

 .    1.45x normalized book value as of June 30, 2001.

     Similar Actual Transactions. Sterne Agee analyzed certain financial data related to 19 acquisitions of banks or thrifts in the United States with assets of less than $100 million, where the equity to assets ratio was greater than or equal to 20.0%, the return on equity was between -3% and 6% and the transaction was announced from January 1, 1998 through April 30, 2001 (the "National Acquisitions").

     Sterne Agee calculated average valuation multiples for the National Acquisitions as follows:

 .    37.6x trailing twelve months earnings per share;

 .    1.18x quarter-end book value;

 .    1.50x normalized quarter-end book value;

 .    31.0% of quarter-end assets; and,

 .    10.1% premium on quarter-end core deposits.

     In calculating the average valuation multiples, Sterne Agee made certain statistical adjustments to make the averages more meaningful for comparison purposes.

     Contribution Analysis. Sterne Agee analyzed the relative contribution of BOC and Davie to certain balance sheet items, including assets, deposits and common equity, as of June 30, 2001. Sterne Agee then compared the relative contribution of those balance sheet items with the pro forma ownership of 43.4% for BOC shareholders based on an exchange ratio of 0.92 shares of Davie Stock for each share of BOC Stock. The contribution analysis showed that BOC would contribute approximately 30.5% of the combined assets, 27.4% of the combined deposits, and 53.4% of the combined common equity. A relative contribution analysis of trailing twelve months net income is not meaningful, as Davie posted a net loss of $40,000 compared to BOC's net income of $91,000.

     Financial Impact Analysis. Sterne Agee reviewed pro forma income statement and balance sheet information and certain other pro forma financial information contained in analyses prepared by the managements of Davie and BOC. That pro forma financial information was discussed with the managements of both Davie and BOC. The actual results achieved by the combined company after the Merger may vary from the projected results and the variations may be material.

     Sterne Agee calculated the pro forma effects of the Merger on BOC's earnings per share estimates for 2002 and 2003 based on earnings estimates for Davie and BOC as supplied by the managements of each of the companies. Those pro forma effects included after-tax benefits from cost savings and revenue enhancements. Sterne Agee calculated that 2002 pro forma fully diluted earnings per share would be $0.31, an accretion of $0.30 per share to BOC's estimated earnings per share. Sterne Agee calculated that 2003 pro forma fully diluted earnings per share would be $0.74, an accretion of $0.56 per share to BOC's estimated earnings per share.

     Sterne Agee also reviewed BOC's equivalent pro forma book value per share for June 30, 2001, of $8.57, which compares with the actual June 30, 2001, book value of $10.18, representing per share dilution of 15.8%.

     Selected Peer Group Analysis. Sterne Agee compared the financial performance and market performance of Davie based on selected measures of profitability, asset quality, capital adequacy, liquidity, efficiency, and various measures of market performance, including price to earnings ratios and price to book ratios, to those of a group of comparable banks. For the purposes of the analysis, the financial data used by Sterne Agee were as of or for the six months ended June 30, 2001, and the market data were as of September 18, 2001. The peer group banks were publicly traded banks in the Southeast established between June 1, 1998, and July 31, 1999, and included the following companies: Alamance National Bank; Albemarle First Bank; American Community Bancshares, Inc.; Bank of the James; Bank of Wilmington; Cherokee Banking Company; CNB Holdings, Inc.; Community Capital Bancshares, Inc.; Crescent Financial Corporation; First Capital Bank; First Trust Bank; Gateway Bank & Trust Co.; High Country Bank; Jacksonville Bancorp, Inc.; James Monroe Bancorp, Inc.; New Commerce BanCorp; Southcoast Financial Corporation; Tarpon Coast Bancorp, Inc.; TowneBank; and Virginia National Bank.

     Sterne Agee's analysis showed the following concerning Davie's performance:

 .    that its return on average equity of - 2.72% compared with an average of
     1.99% for the peer group;

 .    that its return on average assets of - 0.22% compared with an average of
     0.21% for the peer group;

 .    that its net interest margin of 3.16% compared with an average of 3.91% for the peer group;


 .    that its net charge-offs to average loans were 0.06% compared with an average of 0.06% for the peer group;

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

 .    that its ratio of loan loss reserve to total loans was 1.40% compared with an average of 1.27% for the peer group;

 .    that its ratio of nonperforming assets to total loans and other real estate owned was 0.00% compared with an average of 0.28% for the peer group;

 .    that its ratio of equity to assets of 7.65% compared with an average of
     10.75% for the peer group;

 .    that its ratio of loans to deposits of 87.92% compared with an average of
     80.24% for the peer group; and

 .    that its ratio of noninterest expense to operating revenue of 94.54%
     compared with an average of 87.34% for the peer group.

     Sterne Agee's analysis further showed the following regarding Davie's market performance:

 .    that its price to earnings multiple based on the latest twelve months earnings was not meaningful due to a net loss, compared to an average of
     52.9 times for the peer group; and

 .    that its price to book ratio, based on its June 30, 2001 book value, was
     1.75 times, compared to an average of 1.20 times for the peer group.

     Net Present Value Analysis. Sterne Agee performed a discounted cash flow analysis to determine a range of net present values per share of BOC. In its calculations, Sterne Agee used projected net income and dividend figures, terminal price to earnings multiples from 17.0 to 19.0 times, and discount rates ranging from 14.0% to 16.0%. This analysis produced net present values of BOC's share price that ranged from $7.07 to $8.50.

     In connection with its written opinion, Sterne Agee confirmed the appropriateness of its reliance on the analyses used to render its July 20, 2001, oral opinion to BOC's Board of Directors by performing procedures to update certain of its analyses and by reviewing the assumptions on which the analyses were based and the factors considered in connection with them.

     Sterne Agee's opinion in Appendix C, dated as of September 20, 2001, is based solely upon the information available to Sterne Agee and the economic, market and other circumstances as they existed as of that date. Events occurring after that date could materially affect the assumptions and conclusions contained in Sterne Agee's opinion.

     Sterne Agee was retained by BOC's Board of Directors to act as its financial advisor with respect to the Merger. BOC and Sterne Agee entered into a letter agreement dated May 4, 2001, relating to the services to be provided by Sterne Agee in connection with the Merger. BOC paid Sterne Agee a nonrefundable fee of $10,000 at the time of entering into the letter agreement and an additional nonrefundable fee of $15,000 at the time of execution of the Merger Agreement. BOC has agreed to pay Sterne Agee an additional nonrefundable fee of $25,000 at the time of any public dissemination of any proxy statement or press release containing a fairness opinion and an additional fee of $75,000 contingent on and payable upon the closing of the Merger. In addition, BOC agreed to reimburse Sterne Agee for out-of-pocket expenses incurred in connection with its engagement and to indemnify Sterne Agee against certain liabilities, including liabilities under the federal securities laws.

     In the ordinary course of business, Sterne Agee trades the equity securities of Davie and BOC for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in those securities. Sterne Agee and its officers, employees, consultants and agents may have long or short positions in the securities of Davie and BOC.

Opinion of Davie's Financial Advisor

     General. By letter agreement dated as of April 30, 2001, Davie's Board of Directors retained Scott & Stringfellow as an independent financial advisor in connection with the Board's consideration of a possible business combination with BOC. Scott & Stringfellow is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Scott & Stringfellow is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

     Scott & Stringfellow acted as financial advisor to Davie in connection with the proposed Merger and participated in certain of the negotiations leading to the Merger Agreement. At the request of Davie's Board of Directors, representatives of Scott & Stringfellow attended a July 19, 2001, Board meeting at which the Merger Agreement was considered. At that meeting, Scott & Stringfellow delivered to Davie's Board of Directors its oral opinion that, as of that date, the Merger consideration was fair to Davie's shareholders from a financial point of view. Scott & Stringfellow confirmed its opinion in writing as of July 20, 2001, the date of the Merger Agreement. The written opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Scott & Stringfellow, in rendering its opinion.

     A copy of Scott & Stringfellow's written opinion is attached as Appendix D to this Joint Proxy Statement/Offering Circular and is incorporated by reference into this description. This description is qualified in its entirety by reference to the opinion. Davie's shareholders are urged to read the opinion carefully in connection with their consideration of the Merger. Scott & Stringfellow's opinion was directed to Davie's Board of Directors for its information in considering the Merger Agreement. The opinion is directed only to the fairness of the Merger consideration to Davie's shareholders from a financial point of view. It does not address the underlying business decision of Davie's Board of Directors to engage in the Merger or any other aspect of the Merger and is not a recommendation to any Davie shareholder as to how that shareholder should vote at the Davie Special Meeting with respect to the Merger or any other matter.

     In rendering its July 20, 2001, opinion, Scott & Stringfellow performed a variety of financial analyses. The following is a summary of the material analyses performed by Scott & Stringfellow, but it is not a complete description of all the analyses underlying Scott & Stringfellow's opinion. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, the process is not necessarily susceptible to a partial analysis or summary description. Scott & Stringfellow believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no transaction presented in Scott & Stringfellow's comparative transaction analysis described below is identical to the Merger. Accordingly, an analysis of comparable transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the merger transaction values.

     The earnings projections for Davie and BOC relied upon by Scott & Stringfellow in its analyses were reviewed with management and were based upon the internal projections of Davie and BOC for the years ending December 31, 2002 and 2003. The earnings projections furnished to Scott & Stringfellow were prepared by senior management of Davie and BOC for internal purposes only and not with a view towards public disclosure. Those projections were based upon numerous variables and assumptions which are inherently uncertain and, accordingly, actual results could vary materially from those set forth in the projections. In performing it analyses, Scott & Stringfellow also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of Davie, BOC or Scott & Stringfellow. The analyses performed by Scott & Stringfellow are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by the analyses.

     Scott & Stringfellow prepared its analyses solely for purposes of rendering its opinion and provided the analyses to Davie's Board of Directors at the July 19, 2001, meeting. Estimates of the values of companies do not purport to be appraisals or necessarily to reflect the prices at which companies or their securities may actually be sold. Those estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Scott & Stringfellow's analyses do not necessarily reflect the value of Davie Stock or BOC Stock or the prices at which Davie Stock or BOC Stock may be sold at any time.

     Summary of Proposal. Scott & Stringfellow reviewed the financial terms of the proposed transaction. Based upon an exchange ratio of 0.92 shares of Davie Stock to be exchanged for each outstanding share of BOC Stock upon completion of the Merger and Davie's then current market value of $13.05 per share, Scott & Stringfellow calculated an implied transaction value per share of BOC Stock of $12.00 and an implied aggregate transaction value of $9.4 million, based upon approximately 744,105 actual shares of BOC Stock outstanding after taking into account the retirement of unallocated shares in connection with terminating BOC's Employee Stock Ownership Plan and 85,603 options outstanding with a weighted average strike price of $6.50 per share.

     Analysis of Selected Merger Transactions. Scott & Stringfellow reviewed certain other similar transactions announced since June 30, 2000, involving acquisitions of thrifts by commercial banks and with equity transaction values less than $50 million. Scott & Stringfellow reviewed 17 transactions nationwide and, based on the consideration being offered to the acquired company's shareholders in each comparable transaction, calculated the multiple of:

 .    implied transaction value to the stated book value of the acquired company;

 .    implied transaction value to the tangible book value of the acquired company;

 .    implied transaction value to the last twelve months' earnings of the acquired company;

 .    implied transaction value to the total assets of the acquired company;

 .    implied transaction value to the total deposits of the acquired company;
     and,

 .    tangible book premium to the core deposits of the acquired company.

     Then, for each of the above measurements, it calculated the average multiple for the comparable transactions (after excluding the highest and lowest multiple for each measurement). In comparing BOC's recent financial performance to the financial performance of the selling thrifts used in the comparable merger transaction analysis, Scott & Stringfellow noted that BOC was significantly smaller than the average company being acquired, had the highest equity to assets ratio of any company being acquired, and had a higher than average core return on average assets ratio and a significantly lower non-performing assets to assets ratio than the other companies being acquired.

     Scott & Stringfellow then compared the implied value of the consideration offered by Davie to BOC's shareholders to the average multiples for the comparable transactions, with the results shown in the following table.

                                                              Davie/BOC    Average multiple in
                                                             transaction       comparable
                                                               multiple       transactions
                                                             -----------   -------------------
  Implied transaction value to stated book value .........       1.08x            1.29x

  Implied transaction value to tangible book value .......       1.08x            1.29x

  Implied transaction value to last twelve months' EPS ...      50.00x           18.90x

  Implied transaction value to total assets ..............      23.30%           15.00%

  Implied transaction value to total deposits ............      30.90%           22.00%

  Tangible book premium to core deposits .................       2.80%            6.40%

     Pro Forma Merger Analysis. Scott & Stringfellow also analyzed certain pro forma effects of the Merger, based upon:

 .    an exchange ratio of 0.92 shares of Davie Stock to be exchanged for each share of BOC Stock, assuming an assumption by Davie of outstanding BOC stock options; and

 .    Davie's and BOC's current and projected income statements and balance sheets, and assumptions regarding the economic environment, accounting and tax treatment of the Merger, charges associated with the Merger, operating efficiencies and other adjustments discussed with Davie's senior management.

     As illustrated in the following table, this analysis indicated that in the first full year following the Merger, the Merger would be accretive to Davie's GAAP earnings per share and meaningfully accretive to its tangible book value per share. It should be noted that the actual results achieved by the combined bank may vary from projected results and the variations may be material.

                                                           Bank of Davie
                                                  year ending December 31, 2002
                                                --------------------------------

                                                                    Pro forma
                                                 Davie alone         combined
                                                -------------      -------------

  Projected GAAP earnings per share ......         $ 0.50             $ 0.51

  Projected tangible book value (1) ......         $ 7.30             $ 9.37

  Projected tangible capital ratio (1) ...           7.10%             11.30%

_______________

(1)  Calculated using June 30, 2001, balance sheet information.

     In connection with rendering its July 20, 2001, opinion, Scott & Stringfellow reviewed, among other things:

 .    the Merger Agreement and related Plans of Merger;

 .    certain publicly available financial statements and other historical financial information provided by Davie that Scott & Stringfellow deemed relevant;

 .    certain publicly available consolidated financial statements and other historical consolidated financial information provided by BOC that Scott & Stringfellow deemed relevant;

 .    the operating budget of Davie for the year ending December 31, 2001, prepared by and reviewed with management of Davie, and the views of senior management of Davie, based on limited discussions with certain members of senior management, regarding Davie's business, financial condition, results of operations and future prospects;

 .    the operating budget of BOC for the year ending December 31, 2001, prepared by and reviewed with management of BOC, and the views of senior management of BOC, based on limited discussions with certain members of senior management, regarding BOC's business, financial condition, results of operations and future prospects;

 .    the pro forma impact of the Merger on Davie;

 .    the financial terms of recent business combinations in the commercial banking and thrift industries, to the extent publicly available;

 .    the current market environment generally and the banking environment in particular; and,

 .    such other information, financial studies, analyses and investigations and financial, economic and market criteria as it considered relevant.

     In performing its reviews and analyses, Scott & Stringfellow relied upon the accuracy and completeness of all the financial information, analyses and other information that was publicly available or otherwise furnished to, reviewed by or discussed with it. Scott & Stringfellow was not asked to and did not undertake an independent verification of the accuracy or completeness of any of that information and it does assume any responsibility or liability for the accuracy or completeness of any of that information.

     Scott & Stringfellow did not make an independent evaluation or appraisal of the assets, the collateral securing assets, or the liabilities, contingent or otherwise, of Davie or BOC or any of their respective subsidiaries, or the collectibility of any of those assets, nor was it furnished with any such evaluations or appraisals. Scott & Stringfellow is not an expert in the evaluation of allowances for loan losses and it has not made an independent evaluation of the adequacy of Davie's or BOC's allowance for loan losses, nor has it reviewed any individual credit files relating to Davie or BOC. With Davie's consent, Scott & Stringfellow has assumed that the respective allowance for loan losses for both Davie and BOC are adequate to cover those losses, taking into account specific mutually agreed upon adjustments to BOC's loan loss reserve prior to closing, and will be adequate on a pro forma basis for the combined bank. In addition, Scott & Stringfellow has not conducted any physical inspection of the properties or facilities of Davie or BOC. Scott & Stringfellow is not an accounting firm and it has relied, with Davie's consent, on the reports of the independent accountants of Davie and BOC for the accuracy and completeness of the audited financial statements furnished to them. With respect to all financial projections prepared by or reviewed with each company's management and used by Scott & Stringfellow in its analyses, Scott & Stringfellow assumed that those projections reflected the best currently available estimates and judgments of the respective managements of the respective future financial performance of Davie and BOC and that such performances will be achieved. Scott & Stringfellow expressed no opinion as to those financial projections or the assumptions on which they were based.

     Scott & Stringfellow's opinion was necessarily based upon market, economic and other conditions as they existed on, and as they could be evaluated as of, the date of its opinion. Scott & Stringfellow assumed, in all respects material to its analysis, that all of the representations and warranties contained in the Merger Agreement and all related agreements are true and correct, that each party to those agreements will perform all of the covenants required to be performed by that party under those agreements, and that the conditions precedent in the Merger Agreement will not be waived. Scott &

Stringfellow also assumed, with Davie's consent, that (i) there has been no material change in Davie's or BOC's assets, financial condition, results of operations, business or prospects since the date of the last publicly filed financial statements available to Scott & Stringfellow, (ii) Davie and BOC will remain as going concerns for all periods relevant to its analyses, and (iii) the Merger will be accounted for using the purchase method of accounting and will not be a taxable transaction at the corporate level for federal income tax purposes.

     Scott & Stringfellow is expected to update and confirm its written opinion as of a date immediately prior to the Effective Time of the Merger. As a part of that confirmation, it will confirm the appropriateness of its reliance on the analyses used to render its July 20, 2001, opinion by performing procedures to update certain of its analyses and by reviewing the assumptions upon which its analyses were based and the other factors considered in rendering its opinion.

     Davie has agreed to pay Scott & Stringfellow a transaction fee of $60,000 in connection with the Merger, of which $35,000 has been paid with the balance contingent and payable upon completion of the Merger. Davie has also agreed to reimburse Scott & Stringfellow for its reasonable out-of-pocket expenses incurred in connection with its engagement and to indemnify Scott & Stringfellow and its affiliates and their respective directors, officers, employees, agents, and controlling persons against certain expenses and liabilities, including liabilities under securities laws. Scott & Stringfellow has in the past provided and currently provides certain other investment banking services to Davie and has received and will receive compensation for those services. In the ordinary course of its business as a broker-dealer, Scott & Stringfellow may also purchase securities from and sell securities to Davie and BOC and may actively trade the equity securities of Davie and BOC for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in those securities.

Required Shareholder Approvals

     BOC's Shareholders. Under North Carolina law, the Merger Agreement and Merger must be approved by the holders of at least a majority of the total outstanding shares of BOC Stock in order for the Merger to be completed.

     Davie's Shareholders. Under North Carolina law, the Merger Agreement, Merger and Bank Merger must be approved by the holders of at least two-thirds of the total outstanding shares of Davie Stock in order for the Merger to be completed.

Required Regulatory Approvals

     The Merger and Bank Merger are subject to approval by the North Carolina Commissioner of Banks, the North Carolina Banking Commission and the FDIC. The Merger Agreement provides that BOC's and Davie's respective obligations to complete the Merger are conditioned on receipt of all required regulatory approvals of the transactions described in the Merger Agreement. An application for each required regulatory approval has been filed and is pending. Management of BOC and Davie currently are not aware of any reason, condition or circumstance that might lead to a denial of any of their applications.

Conduct of Business Pending the Merger

     The Merger Agreement provides that, during the period from the date of the Merger Agreement to the Effective Time, and except as otherwise permitted by the Merger Agreement or consented to by Davie, BOC and Carolinas, each will, among various other things:

 .    conduct its business only in the usual manner;

 .    preserve its organization intact, keep available the services of its present officers, employees and agents, and preserve the goodwill of its customers and others having business relations with it;

 .    maintain its properties and assets in customary repair, order and condition;

 .    maintain books of account and records in the usual, regular and ordinary manner;

 .    use its best efforts to comply with all laws, ordinances, regulations and standards applicable to its business;

 .    promptly advise the other parties to the Merger Agreement of any material change in its financial condition, business or affairs; and,

 .    periodically provide the other parties to the Merger Agreement with various information regarding its business and operations.

     Additionally, the Merger Agreement provides that, between the date of the Merger Agreement and the Effective Time, neither Davie, BOC nor Carolinas will, among various other things (and with certain exceptions):

 .    amend its Articles of Incorporation or Bylaws, make any changes in its capital stock, issue any additional capital stock or other securities, or purchase or redeem any of its outstanding shares;

 .    make any changes in its accounting methods, practices or procedures, or in the nature of its business; or,

 .    acquire or merge with, or acquire substantially all the assets of, any other company.

     Additionally, neither BOC nor Carolinas will, among various other things:

 .    agree to buy or sell any real property or, above certain amounts, any personal property, or mortgage, pledge or otherwise subject to a lien any of its tangible assets, or, except in the ordinary course of business, incur any indebtedness;

 .    waive or compromise any rights in its favor of any substantial value, except for money or money's worth, or waive or compromise any rights in its favor with respect to its officers, directors, shareholders or members of their families;

 .    except in accordance with its customary salary administration and review procedures, increase the compensation of, or pay any bonuses or additional compensation to, its officers, directors, employees or consultants; or,

 .    enter into certain types of contracts described in the Merger Agreement, including without limitation employment or consulting contracts not immediately terminable without cost or other liability on no more than 30 days' notice, compensation or employee benefit plans or agreements, single contracts calling for expenditures in excess of $5,000, or any other contracts other than in the ordinary course of business.

Dividends

     The Merger Agreement provides that, following the date of the Merger Agreement, BOC may declare and pay one cash dividend during the third quarter of 2001 in an amount not to exceed $0.05 per share. That dividend was paid on August 31, 2001. Otherwise, neither BOC nor Davie may declare or pay any other cash dividends or make any other distributions to its shareholders.

Prohibition on Solicitation

     The Merger Agreement provides that, except under certain circumstances, BOC and Carolinas may not:

 .    encourage, solicit or attempt to initiate discussions, negotiations or offers with or from any other person relating to a merger or other acquisition of BOC or Carolinas or the purchase or acquisition of any BOC Stock or all or any significant part of BOC's or Carolinas' assets, or provide assistance to any person in connection with such an offer;

 .    except to the extent required by law, disclose to any person or entity any information not customarily disclosed to the public concerning BOC or Carolinas or their business, or give any other person access to BOC's or Carolinas' properties, facilities, books or records; or

 .    enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction.

Accounting Treatment

     The Merger will be treated as a "purchase" under generally accepted accounting principles. Under the purchase method of accounting, at the Effective Time BOC's assets and liabilities will be recorded at their respective fair values and added to those of Davie. The excess of the cost over the fair value of the assets acquired will be recorded as goodwill on Davie's books. Davie's financial statements after the Effective Time will reflect the assets and liabilities of BOC, but Davie's financial statements will not be restated retroactively to reflect BOC's historical financial position or results of operations.

     All unaudited pro forma condensed combined financial information contained in this Joint Proxy Statement/Offering Circular has been prepared using the purchase method to account for the Merger. The final allocation of the purchase price will be determined after the Merger is completed and after completion of an analysis to determine the fair values of BOC's tangible and identifiable intangible assets and liabilities. In addition, estimates related to restructuring and Merger-related charges are subject to final decisions related to combining BOC and Davie. Accordingly, the final purchase accounting adjustments, restructuring and Merger-related charges may be materially different from the unaudited pro forma adjustments presented in this document. Any decrease in the net fair value of the assets and liabilities of BOC as compared to the information shown in this document will have the effect of increasing the amount of the purchase price allocable to goodwill.

Certain Income Tax Consequences

     Consummation of the Merger is conditioned on receipt by Davie and BOC of a written opinion (the "Tax Opinion") of Davie's legal counsel, Ward and Smith, P.A., to the effect that the Merger will be treated as a tax-free reorganization under Section 368 of the Internal Revenue Code (the "Code"). The following discussion summarizes Davie's and BOC's current understanding of the material federal income tax consequences of the Merger, as they expect them to be described in the Tax Opinion, that generally will apply to holders of BOC Stock.

     This summary does not, and the Tax Opinion will not, cover all aspects of federal income taxation that may apply to BOC's shareholders, and they do not and will not cover the tax consequences of the Merger under state, local or other tax laws, or special tax consequences to BOC's shareholders who may be affected by special individual circumstances. Further, this summary does not, and the Tax Opinion will, not address the tax consequences of the Merger in the case of the holders of outstanding options to purchase BOC Stock. Each BOC shareholder's individual circumstances may affect the tax consequences of the Merger to that shareholder. So, BOC's shareholders should consult their own tax advisors in order to make an evaluation of the federal, state or local tax consequences of the Merger based on their particular individual circumstances and, among other things, the tax return reporting requirements, the application and effect of federal, foreign, state, local and other tax laws on them individually, and the implications of any proposed changes in the tax laws.

     BOC's shareholders should be aware that BOC and Davie will not request or obtain a ruling from the Internal Revenue Service (the "IRS") regarding the tax consequences of the Merger, and the Tax Opinion will not be binding on the IRS. There is no assurance that in the future the IRS will not disagree with or take a position contrary to that set forth in the Tax Opinion on any particular aspect of the tax consequences of the Merger. If the IRS were to take a position contrary to that set forth in the Tax Opinion, that could result in adverse tax consequences to BOC's shareholders.

     The Tax Opinion will be based on currently existing provisions of the Code, existing and proposed Treasury Regulations under the Code, and current administrative rulings and court decisions, all of which are subject to change. Any such change could be retroactive and cause the tax consequences of the Merger to Davie, BOC or BOC's shareholders to be different from those that will be described in the Tax Opinion.

     Subject to the limitations and qualifications referred to above and in the Tax Opinion, Davie and BOC expect the following to be included in the Tax Opinion regarding the federal income tax consequences of the Merger:

 .    The Merger of BOC into Davie, and the issuance of Davie Stock in exchange for BOC Stock in connection with the Merger as described in the Merger Agreement, followed by the merger of Carolinas into Davie immediately after the Effective Time, will constitute one or more tax-free reorganizations under Section 368(a) of the Code or will constitute a tax-free reorganization under Section 368(a) of the Code and a tax-free liquidation under Section 332 of the Code;

 .    BOC's shareholders who receive Davie Stock in exchange for their BOC Stock in the Merger and do not exercise dissenters' rights will not recognize any gain or loss on the receipt of Davie Stock (except to the extent that they receive cash in lieu of fractional shares);

 .    The basis of the Davie Stock received by each BOC shareholder in the Merger will be the same as that shareholder's basis in the shares of BOC Stock surrendered in exchange for the Davie Stock (excluding fractional shares for which cash is received);

 .    The holding period of the Davie Stock received by each BOC shareholder in the Merger will include the period for which the BOC Stock surrendered in exchange for the Davie Stock was considered to have been held by that shareholder, provided that the BOC Stock is held as a capital asset at the Effective Time; and,

 .    Neither Davie nor BOC will recognize gain solely as a result of the Merger, except that gain or loss may be recognized on the recapture of tax attributes, including but not limited to the recapture of bad debt reserves.

     In general, cash received by BOC's shareholders who exercise dissenter's rights under North Carolina law, or in exchange for fractional shares of Davie Stock, will be treated as amounts distributed in redemption of their shares, the federal income tax consequences of which will be governed by Section 302 of the Code. However, it is possible that Section 302 of the Code will not apply, in which case those distributions could be treated as dividends pursuant to Section 301 of the Code. The tax consequences of those distributions, whether they are treated as dividends or as received in exchange for stock, will vary depending upon the circumstances of the individual shareholder.

     BOC's shareholders are urged to consult their own tax advisors regarding the specific tax consequences to them of the Merger and the exchange of their BOC Stock for Davie Stock.

Conditions to the Merger

     Completion of the Merger is subject to various conditions described in the Merger Agreement, including:

 .    approval of the Merger Agreement by BOC's and Davie's shareholders;

 .    receipt of all required regulatory approvals, and BOC's and Davie's approval of and compliance with any conditions or requirements imposed by any regulatory agency as a condition to its approval of the Merger or the Bank Merger;

 .    receipt of the Tax Opinion;

 .    receipt of the BOC Fairness Opinion and the Davie Fairness Opinion and,
     prior to consummation of the Merger, receipt of confirmations that the BOC Fairness Opinion and the Davie Fairness Opinion remain in effect; and,

 .    approval by BOC's and Davie's respective legal counsel of the form and substance of all legal matters related to the Merger and the Bank Merger.

     Additionally, under the Merger Agreement, BOC's and Davie's separate obligations to complete the Merger are subject to various other conditions, including:

 .    performance by the other party of its various covenants, agreements and conditions under the Merger Agreement;

 .    absence of any breach of any of the other party's representations or warranties contained in the Merger Agreement;

 .    compliance by the other party with all laws and regulations that apply to the transactions described in the Merger Agreement; and,

 .    receipt of a written opinion of the other party's legal counsel as to various matters.

Waiver; Amendment of the Merger Agreement

     Any term or condition of the Merger Agreement (except as to matters of shareholder and regulatory approvals and other approvals required by law) may be waived in writing, either in whole or in part, by BOC, Carolinas or Davie if its Board of Directors determines that the waiver would not adversely affect its interests or the interests of its shareholders. The Merger Agreement may be amended, modified or supplemented at any time or from time to time prior to the Effective Time, and either before or after its approval by BOC's and Davie's shareholders, by an agreement in writing approved by a majority of the Boards of Directors of BOC, Carolinas and Davie. Approval of the Merger Agreement by BOC's and Davie's shareholders will authorize BOC's and Davie's respective Boards of Directors to grant any waiver, or to agree to any amendment, modification or supplement, as described above. However, following approval of the Merger Agreement by BOC's and Davie's shareholders, the Boards of Directors may not amend the Merger Agreement to change the number of shares of Davie Stock into which each share of BOC Stock will be converted at the Effective Time unless that change also is approved by shareholders.

Termination of the Merger Agreement

     Prior to the Effective Time, the Merger Agreement may be terminated by the mutual agreement of BOC and Davie. The Merger Agreement also may be terminated by either BOC or Davie alone by action of its Board of Directors if, among other things:

 .    any of the conditions to its obligations have not been satisfied in all material respects or effectively waived by it in writing by December 31, 2001;

 .    the other party has violated or failed to fully perform any of its obligations, covenants or agreements under the Merger Agreement in any material respect;

 .    any of the other party's representations or warranties were false or misleading in any material respect when made, or there occurs any event or development or there exists any condition or circumstance which has caused or, with the lapse of time or otherwise, might cause any of the other party's representations or warranties to become false or misleading in any material respect;

 .    BOC's shareholders do not approve the Merger Agreement at the BOC Special
     Meeting, or Davie's shareholders do not approve the Merger Agreement at the Davie Special Meeting; or,

 .    the Merger does not become effective on or before March 31, 2002, or by a later date agreed upon in writing by BOC and Davie.

Closing Date and Effective Time

     After all conditions described in the Merger Agreement have been satisfied, the closing of the Merger and the Bank Merger will be held on a date (the "Closing Date") agreed upon by BOC and Davie after the expiration of the waiting periods required by federal regulatory authorities following receipt of their approvals. The Effective Time of the Merger will be the date and time specified in Articles of Merger filed by Davie with the North Carolina Secretary of State (or, if a time is not specified, then at the time the Articles of Merger are filed). The Bank Merger will become effective as soon as practicable following the Effective Time of the Merger. Although there is no assurance as to whether or when the Merger and the Bank Merger will occur, it currently is expected that they will become effective before the end of December 2001.

Interests of Certain Persons With Respect to the Merger

     As further described below, members of BOC's and Carolinas' management and Boards of Directors have certain interests and will receive certain benefits in the Merger that are in addition to their interests as shareholders of BOC generally.

     Election of BOC's Directors as Directors of Davie. Davie has agreed that, if they remain directors of BOC at the Effective Time, BOC's current directors (not to exceed five persons) will be appointed to serve as directors of Davie, and that BOC's current Chairman, Stephen R. Talbert, will serve as Chairman of Davie's Board of Directors. BOC's directors will be compensated for their services as directors of Davie on the same basis as Davie's other directors. Davie's non-employee directors currently receive $200 per month for their services as directors and attendance at Board meetings, and a fee of $50 for attendance at each meeting of a committee on which they serve. BOC currently pays each of its directors an annual retainer of $600 and fees of $300 for each Board meeting attended and $100 for attendance at each meeting of a committee of the Board. (See "Bank of Davie -- Directors' Compensation" on page 56, and "BOC Financial Corp -- Directors' Compensation" on page 70.) After their initial appointment, the continued service of BOC's directors will be subject to Davie's normal director nomination and election processes.

     Change in Control Payment. Stephen R. Talbert, BOC's President and Chief Executive Officer, currently is employed by Carolinas under an employment agreement that provides for a term that is extended by one additional year on each anniversary of the execution of the agreement, unless proper written notice is received. Mr. Talbert's salary for 2001 under the agreement is $99,000. The agreement also provides for participation in employee benefit programs and compensation plans offered by Carolinas for all employees, as well as fringe benefits normally associated with Mr. Talbert's position. Upon the occurrence of a "termination event" within twenty-four months of a "change in control," Mr. Talbert may terminate the employment agreement and receive, among other things, an amount equal to 299% of his "base amount" as defined in Section 280G(b)(3) of the Code. As defined in the employment agreement, a "termination event" will occur if: (i) Mr. Talbert is assigned any duties or responsibilities that are inconsistent with his position, duties, responsibilities or status at the time of the change in control, or if there is a change in his reporting responsibilities or title with Carolinas in effect at the time of the change in control; (ii) his base salary rate is reduced below the annual amount in effect as of the change in control; (iii) his life insurance, medical or hospitalization insurance, disability insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans or similar plans or benefits being provided by Carolinas as of the date of the change in control are reduced in their level, scope or coverage, or any such insurance, plans or benefits are eliminated, unless that reduction or elimination applies proportionately to all Carolinas' salaried employees who participate in those benefits prior to the change in control; or (iv) he is transferred to a location outside of Rowan County, North Carolina, without his express written consent.

     Under Mr. Talbert's employment agreement, the Merger will be a "change in control" and his proposed new duties and position with Davie following the Merger will result in a "termination event." Accordingly, immediately prior to completion of the Merger, Carolinas will make a "change in control" payment to Mr. Talbert under the employment agreement which it currently estimates will amount to $290,000. (See "BOC Financial Corp -- Executive Compensation" on page 71.)

     Employment of BOC's President. In order to assure itself of his assistance and continued services following the Effective Time, Davie has agreed that it will enter into a new employment agreement with Mr. Talbert in the place of his existing agreement with Carolinas. The proposed new agreement would provide for Mr. Talbert to be employed by Davie as an Executive Vice President for a three-year term of employment and at an initial base salary of $105,000. For each of 2003 and 2004, Mr. Talbert would be entitled to receive, as a cash bonus, a percentage of his base salary equal to the average of the percentages used in calculating cash bonuses, if any, paid to Davie's other executive officers, and Davie would provide him with certain other benefits received by other executive officers, including the use of a bank-owned automobile and the payment of monthly club dues. The proposed employment agreement contains a covenant which would prohibit Mr. Talbert from competing against Davie in Rowan or Davie Counties, or in any other county in which Davie maintains a business office, for a period of one year following a termination of the agreement prior to the end of his term of employment.

     Outstanding BOC Stock Options. BOC previously has granted options to certain of its officers and directors to purchase shares of BOC Stock. The Merger Agreement provides that, at the Effective Time, each outstanding option will be assumed by Davie and converted into an option to purchase Davie Stock. The conversion will be made such that, following the Effective Time, each option will provide for the purchase of 0.92 shares of Davie Stock for each share of BOC Stock previously covered by the option, and the exercise price of the option will be appropriately adjusted. As a condition to completion of the Merger, BOC and Carolinas have agreed to obtain from each holder of an option, and will deliver to Davie, a written agreement in a form specified by Davie confirming and agreeing to the conversion of that person's option as described above. (See "BOC Financial Corp -- Directors' Compensation" on page 70 and "-- Executive Compensation" on page 71.)

     BOC Management Recognition Plan. BOC previously has granted awards, consisting of restricted shares of BOC Stock, to certain of its officers and directors under its 1999 Management

Recognition Plan (the "MRP"). Each award becomes vested as to 20% of the restricted shares it covers each year following its date of grant. Until they become vested, the awarded shares are held by trustees and may not be sold or transferred, but each award holder receives any dividends attributable to the shares covered by his award. As the shares covered by each award become vested, they are released to the award holder free of any restrictions. As of September 24, 2001, each outstanding award under the MRP had become vested as to 40% of the shares it covers. The Merger Agreement provides that the MRP will be amended immediately prior to the Effective Time to provide that (i) awards granted prior to the date of the Merger Agreement that remain outstanding, to the extent they have not previously become vested, will immediately become vested in full, but that (ii) shares of BOC Stock covered by those awards will continue to be held by the trustees, and one-half of the shares will become payable and deliverable to the award holders on the January 1 next following the Effective Time, and the remaining one-half of the shares will be released on the next succeeding January
1. As a condition to completion of the Merger, BOC and Carolinas have agreed to obtain from each MRP award holder, and will deliver to Davie at the Closing, a written agreement in a form specified by Davie to the effect that the award holder consents to the above amendment of the MRP and modification of the terms of his or her award. (See "BOC Financial Corp -- Directors' Compensation" on page 56.)

     BOC Employee Stock Ownership Plan. BOC currently maintains an employee stock ownership plan (the "ESOP") which, during 1998, purchased an aggregate of 74,059 shares of BOC Stock with funds borrowed by the ESOP from BOC (the "ESOP Debt"). The shares of BOC Stock held by the ESOP are pledged to secure the ESOP Debt. BOC and Carolinas make cash contributions each quarter to the ESOP in amounts equal to the quarterly payments owed on the ESOP Debt. As those payments are made, shares of BOC Stock are released from the pledge and are allocated to the accounts of plan participants based on their relative annual compensation levels.

     The Merger Agreement provides that the ESOP will be terminated as of a date immediately prior to the Effective Time (the "Termination Date") and unallocated assets held by the ESOP on the Termination Date will be applied (through pro rata transfer to BOC of unallocated shares of BOC Stock for cancellation and transfer to BOC of unallocated cash) in satisfaction of the outstanding balance of principal and interest owed on the ESOP Debt. For purposes of their application against the ESOP Debt, unallocated shares of BOC Stock will be valued as of the Termination Date in a manner mutually agreed upon by BOC and Davie which is consistent with the terms of the ESOP and applicable laws and regulations, and unallocated shares will be applied against the ESOP Debt pro rata with unallocated cash. Following completion of the termination of the ESOP and receipt of a final determination letter from the Internal Revenue Service with respect to the qualified status of the plan, the net assets of the ESOP, if any, following repayment of the ESOP Debt will be distributed to plan participants in the manner provided by its terms and applicable laws and regulations. Davie and BOC currently expect that the unallocated assets held by the ESOP will discharge substantially all the ESOP Debt. After the Merger, Davie will have no continuing liability under the ESOP except for administration costs associated with completion of its termination.

     Prior to the Termination Date, the ESOP will make all payments required with respect to the ESOP Debt, and BOC and/or Carolinas will contribute to the ESOP cash sufficient to enable the ESOP to make those payments. If the Termination Date is other than the last day of a calendar quarter, then, in connection with the payment due on the ESOP Debt at the end of that quarter, the contribution of BOC and Carolinas to the ESOP for that calendar quarter will be limited to an amount equal to interest on the unpaid principal balance of the ESOP Debt accrued for that calendar quarter through the Termination Date, plus a pro-rata portion of the principal payment on the ESOP Debt due at the end of that calendar quarter. Any cash dividends paid by BOC prior to the Termination Date which are received by the ESOP with respect to unallocated shares will be used to make required payments on the ESOP Debt and, thus, will reduce BOC's and Carolinas' required contributions to the ESOP. Unallocated assets held by the ESOP which, as of the Termination Date, have been released from the pledge securing the ESOP Debt as a result of payments made as provided above will be allocated to participants' accounts in the manner provided by the terms of the ESOP and applicable laws and regulations.

     Directors Retirement Plan. Carolinas maintains a Directors' Retirement Plan (the "DRP") under which persons who have served as directors of Carolinas for a period of ten years may become entitled to receive retirement benefits of up to $12,000 per year for a period of ten years after attaining age 70 or following their death or disability while serving as a director. Benefits become vested at the rate of 10% of the total potential benefit for each year of a director's service after the initial ten years of service. In the case of directors who were at least 65 years of age at the time the DRP was adopted, the benefits vest at the rate of 20% per year.

     The Merger Agreement provides that, at the Effective Time, Davie will assume Carolinas' obligations under the DRP with respect to those directors of Carolinas (or, in the case of a deceased director, his designated beneficiary) whose benefits under the DRP were vested as of the date of the Merger Agreement. In the case of directors of Carolinas whose benefits under the DRP were unvested as of the date of the Merger Agreement, Carolinas intends to provide for the payment of benefits called for by the DRP through the purchase, in the name and for the benefit of each such director, of an annuity contract or policy of life insurance with the effect that each such annuity contract or insurance policy will provide the equivalent benefit to the director for whom it is purchased as he or she would be entitled to receive under the terms of the DRP if the Merger were not effected and the director's benefits under the DRP became vested. However, BOC and Carolinas have agreed with Davie that the aggregate amount paid for all those annuity contracts or policies of life insurance will not exceed $65,000, and, as a condition to completion of the Merger, BOC and Carolinas have agreed to obtain from each director for whom an annuity contract or insurance policy is purchased, and will deliver to Davie, a written agreement in a form specified by Davie releasing Carolinas, BOC and Davie from any obligation or liability for benefits under the DRP. (See "BOC Financial Corp -- Directors' Compensation" on page 70.)

     Other Employees. Provided they remain employed by BOC and Carolinas at the Effective Time, Davie will attempt in good faith to locate suitable positions with Davie for which employment may be offered to all other employees of BOC and Carolinas. Davie currently expects to employ all of BOC's and Carolinas' employees who desire employment with it following the Merger. However, Davie will have no obligation to employ or provide employment to any employee of BOC or Carolinas, and any employment offered to an employee of BOC or Carolinas will be in a position, at a location within Davie's branch system, and for a rate of compensation, as Davie will determine in its sole discretion. The employment of each BOC or Carolinas employee by Davie will be on an "at-will" basis.

     Employee Benefits. BOC's and Carolinas' employees who become employees of Davie at the Effective Time will be entitled to receive all employee benefits and to participate in all benefit plans provided by Davie on the same basis and subject to the same eligibility and vesting requirements, and to the same conditions, restrictions and limitations, as generally are in effect and applicable to other newly hired employees of Davie. BOC's and Carolinas' employees will be given credit for their years of service with BOC and Carolinas for all purposes under Davie's employee benefit plans.

     Directors' and Officers' Liability Insurance. BOC and Davie have agreed that, to the extent it can be purchased at a cost to which they both agree, immediately prior to the Effective Time BOC will purchase "tail" coverage, effective at the Effective Time, under and in the same amount of coverage as is provided by its then current directors' and officers' liability insurance policy.

Expenses

     The Merger Agreement provides that BOC, Carolinas and Davie each will pay its own legal, accounting and financial advisory fees and all its other costs and expenses (including all filing fees, printing and mailing costs and travel expenses) incurred or to be incurred in connection with the performance of its obligations under the Merger Agreement or otherwise in connection with the Merger. The costs of preparing, printing and distributing this Joint Proxy Statement/Offering Circular will be divided equally between BOC and Davie. Total estimated expenses associated with the Merger are expected to amount to approximately $677,000, net of income tax benefits.

                        RIGHTS OF DISSENTING SHAREHOLDERS

     Under Article 13 of the North Carolina Business Corporation Act ("Article 13"), if you object to the Merger Agreement and Merger you may "dissent" and become entitled to be paid the fair value of your shares of BOC Stock (if you are a BOC shareholder), or of Davie Stock (if you are a Davie Shareholder), if the Merger is completed. The following is only a summary of the rights of a dissenting shareholder. If you intend to exercise your right to dissent (your "Dissenters' Rights"), you should carefully review the following summary and comply with all requirements of Article 13. A copy of Article 13 is attached as Appendix B to this document and is incorporated into this discussion by reference. You also should consult with your attorney. NO FURTHER NOTICE OF THE EVENTS GIVING RISE TO DISSENTERS' RIGHTS WILL BE FURNISHED BY BOC OR DAVIE TO YOU.

     If you intend to exercise Dissenters' Rights, you should be aware that cash paid to you likely will result in your receipt of taxable income. (See "The Merger -- Certain Income Tax Consequences" on page 32.)

     Article 13 provides in detail the procedure which you must follow if you wish to exercise Dissenters' Rights. In summary, to exercise Dissenters' Rights:

 .    you must give to BOC (if you are a BOC shareholder), or to Davie (if you are a Davie shareholder), and BOC or Davie must actually receive, before the vote on the Merger is taken at the BOC Special Meeting or at the Davie Special Meeting, written notice of your intent to demand payment for your shares if the Merger is completed (a "Notice of Intent"), and,

 .    you must not vote your shares in favor of the Merger at the BOC Special
     Meeting or at the Davie Special Meeting.

     In other words, you do not have to vote against the Merger, or even vote at all, in order to exercise Dissenters' Rights, but you may not vote in favor of the Merger, and in all cases you must give the required Notice of Intent. Your failure to satisfy these requirements will result in your not being entitled to exercise Dissenters' Rights and receive payment for your shares under Article
13. Even if you vote against the Merger (either in person or by appointment of proxy), you still have to send the required Notice of Intent in order to exercise Dissenters' Rights. You should remember that, as described under the caption "The Special Meetings of Shareholders," if you return a signed appointment of proxy but fail to provide instructions as to the manner in which your shares are to be voted, you will be considered to have voted in favor of the Merger and you will not be able to assert Dissenters' Rights. If you do not return a proxy card or otherwise vote at all, you will not be treated as waiving your Dissenters' Rights.

     If you are a BOC shareholder and intend to dissent, your Notice of Intent may be mailed or delivered to BOC's President, Stephen R. Talbert, at BOC's corporate office at 107 South Central Avenue (Post Office Drawer 8187) in Landis, North Carolina 28088, or it may be hand delivered to BOC's President at the BOC Special Meeting (before the voting begins). If you are a Davie shareholder and intend to dissent, your Notice of Intent may be mailed or delivered to Davie's President, Robert E. Marziano, at Davie's main office at 135 Boxwood Village Drive (Post Office Box 129) in Mocksville, North Carolina 27028, or it may be hand delivered to Davie's President at the Davie Special Meeting (before the voting begins). In order for a Notice of Intent sent by mail to be effective, it must actually be received by BOC or Davie at its address prior to the BOC Special Meeting or Davie Special Meeting. A Notice of Intent which is hand delivered must be received prior to the vote on the Merger at the BOC Special Meeting and the Davie Special Meeting.

     If you deliver a Notice of Intent and the Merger is approved by BOC's and Davie's shareholders at the Special Meetings (or at any adjournment of the meetings), then, within ten days following that approval, if you are a BOC shareholder, BOC will send you a written notice (a "Dissenters' Notice"), or, if you are a Davie shareholder, Davie will send you a Dissenters' Notice, in either case by registered or certified mail, return receipt requested, so long as you have satisfied the requirements to exercise Dissenters' Rights. The Dissenters' Notice will:

 .    state where your payment demand must be sent, and where and when your share certificates must be deposited;

 .    supply a form you can use for demanding payment, and be accompanied by a copy of Article 13; and

 .    specify a date by which BOC or Davie must receive your payment demand
     (which may not be fewer than 30 nor more than 60 days after the date the Dissenters' Notice is mailed).

     After receipt of the Dissenters' Notice, you must deliver to BOC (if you are a BOC shareholder) or to Davie (if you are a Davie shareholder) a written demand for payment (a "Payment Demand") and deposit your share certificates with BOC or Davie by the date set forth in and in accordance with the terms and conditions of the Dissenters' Notice. Otherwise, you will not be entitled to payment for your shares under Article 13. If you deliver a Payment Demand and deposit your share certificates as required by the Dissenters' Notice, you will retain all other rights as a shareholder until those rights are canceled or modified by completion of the Merger.

     As soon as the Merger is completed, or within 30 days after receipt of your Payment Demand (whichever is later), Davie will pay you (provided that you have satisfied all requirements to exercise Dissenters' Rights) the amount Davie estimates to be the fair value of your shares, plus interest accrued to the date of payment. Davie's payment will be accompanied by:

 .    certain of BOC's or Davie's most recent available financial statements;

 .    an explanation of how Davie estimated the fair value of your shares and how the interest was calculated;

 .    a statement of your rights if you are dissatisfied with Davie's payment;
     and

 .    a copy of Article 13.

     If the Merger is not completed within 60 days after the date set for you to demand payment and deposit your share certificates, BOC or Davie must return your deposited certificates, and if the Merger is completed later, BOC or Davie must send you a new Dissenters' Notice and repeat the Payment Demand procedure described above.

     If you believe that the amount paid by Davie as described above is less than the fair value of your shares of BOC Stock or Davie Stock or that the interest due is incorrectly calculated, or if Davie fails to make payment to you within 30 days after receipt of your Payment Demand, or if the Merger is not completed and BOC or Davie does not return your deposited certificates within 60 days after the date set for demanding payment, then you may notify Davie, or BOC if the Merger has not been completed, in writing of your own estimate of the fair value of your shares of BOC Stock or Davie Stock and the amount of interest due and may demand payment of your estimate (a "Further Payment Demand"). In any such event, if you fail to take any such action within the 30 days after Davie makes payment for your shares or fails to perform timely, you will be deemed to have waived your rights under Article 13 and to have withdrawn your dissent and demand for payment.

     If you have taken all required actions and your demand for payment remains unsettled, you may file a lawsuit with the Superior Court Division of the General Court of Justice within 60 days after the earlier of the date of Davie's payment or the date of your Further Payment Demand (where the shareholder is dissatisfied with Davie's payment or Davie has failed to make payment or BOC has failed to return your stock certificates). If you take no action within that 60-day period, you will be deemed to have withdrawn your dissent and demand for payment. In the court proceeding described above, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value, and it has discretion to make all dissenters whose demands remain unsettled parties to the proceeding. Each dissenter made a party to the proceeding must be served with a copy of the complaint and will be entitled to judgment for the amount, if any, by which the court finds the fair value of his shares, plus interest, to exceed the amount paid by Davie. Court costs, appraisal, and counsel fees may be assessed by the court as it deems equitable.

     Article 13 contains certain additional provisions and requirements that apply in the case of dissents by nominees who hold shares for others, and by beneficial owners whose shares are held in the names of other persons.

                         MARKET AND DIVIDEND INFORMATION

BOC's Capital Stock

     BOC first issued BOC Stock during 1998 in connection with its organization as Carolinas' parent holding company. BOC Stock was listed on the OTC Bulletin Board (under the trading symbol "BOCF") during the second quarter of 1998. However, there is not an active public trading market for BOC Stock. Prior to its listing on the OTC Bulletin Board, there was no established trading market and BOC Stock traded only in private transactions between individuals. On October 15, 2001, there were 293 record holders of BOC Stock.

     The following table lists high and low published prices of BOC Stock (as reported on the OTC Bulletin Board), and cash dividends declared, for each calendar quarter since December 31, 1998.

                                                                    Price
                                                              ----------------
                                                                                    Cash dividend
   Year            Quarterly period                            High       Low     declared per share
   ----      -----------------------------                    ------     -----    ------------------
   1999      First quarter ................................   $ 9.88     $9.00          $  -
             Second quarter ...............................     9.75      9.00           0.05
             Third quarter ................................     9.63      8.75           0.05
             Fourth quarter ...............................     8.75      5.25           0.05 (1)
   2000      First quarter ................................     5.25      4.50           0.05
             Second quarter ...............................     5.25      4.06           0.05
             Third quarter ................................     4.75      4.50           0.05
             Fourth quarter ...............................     5.12      4.56           0.05
   2001      First quarter ................................     6.00      4.94           0.05
             Second quarter ...............................     6.50      6.00           0.05
             Third quarter ................................    10.50      6.50           0.05
             Fourth quarter (through October 15, 2001) ....     9.50      9.50             -

__________________

(1) During October 1999, BOC also declared and paid a special, non-recurring return of capital dividend of $3.50 per share.

     BOC's principal source of funds with which to pay dividends to its shareholders is the dividends it receives from Carolinas. There are statutory and regulatory limitations on the payment of dividends by

Carolinas to BOC, as well as by BOC to its shareholders. (See "Supervision and Regulation -- Payment of Dividends" on page 75, and "Capital Stock of Davie and BOC -- Differences in Capital Stock" on page 80.)

Davie's Capital Stock

     Davie first issued Davie Stock during 1998 in connection with its initial incorporation and the commencement of its banking operations. Davie Stock was listed on the OTC Bulletin Board (under the trading symbol "BADN") during the third quarter of 1999. However, there is not an active public trading market for Davie Stock. Prior to its listing on the OTC Bulletin Board, there was no established trading market and Davie Stock traded only in private transactions between individuals. On October 15, 2001, there were 858 record holders of Davie Stock.

     The following table lists high and low published prices of Davie Stock (as reported on the OTC Bulletin Board) for each calendar quarter since the stock first became traded on the OTC Bulletin Board during 1999. All prices prior to the fourth quarter of 2000 have been restated to reflect the effect of the six-for-five stock split that Davie effected in the form of a 20% stock dividend on December 21, 2000.

                                                                           Price
                                                                    --------------------
  Year         Quarterly period                                      High           Low
  ----      -----------------------                                 ------        ------
  1999      Third quarter ...................................       $10.21        $10.21
            Fourth quarter ...................................       12.71         10.83
  2000      First quarter ....................................       11.88         11.25
            Second quarter ...................................       12.08         11.67
            Third quarter ....................................       12.08         11.46
            Fourth quarter ...................................       13.00         11.46
  2001      First quarter ....................................       14.75         10.00
            Second quarter ...................................       14.50         12.50
            Third quarter ....................................       14.00         11.00
            Fourth quarter (through October 15, 2001) ........       15.25         11.00

     The Commissioner's approval of Davie's organization during 1998 was conditioned on the requirement that, for a period of three years following the time it began banking operations, it not pay any cash dividend without the Commissioner's prior approval. Therefore, Davie has not paid any cash dividends to date. That prohibition expires on December 8, 2001. However, without regard to the Commissioner's approval, under North Carolina law Davie may only pay cash dividends from its undivided profits, and on June 30, 2001, Davie had an accumulated deficit of approximately $798,000. So, on that date Davie had no funds legally available for the payment of dividends, and it will not be permitted to pay any cash dividends until that deficit has been recovered through future profits. Management of Davie expects that, for the foreseeable future, any profits resulting from Davie's operations will be retained as additional capital to support its operations and growth and that it will not pay any cash dividends.

         In the future, any declaration and payment of cash dividends will be subject to Davie's Board of Directors' evaluation of its operating results, financial condition, future growth plans, general business and economic conditions, and tax and other relevant considerations. Also, the payment of cash dividends by Davie in the future will be subject to certain other legal and regulatory limitations (including the requirement that Davie's capital be maintained at certain minimum levels) and will be subject to ongoing review by banking regulators. There is no assurance that, in the future, Davie will have funds available to pay cash dividends, or, even if funds are available, that it will pay dividends in any particular amount or at any particular times, or that it will pay dividends at all. (See "Supervision and Regulation --

"Payment of Dividends" on page 75, and "Capital Stock of Davie and BOC -- Differences in Capital Stock" on page 80.)

                                 CAPITALIZATION

     The following table sets forth:

 .    Davie's unaudited historical capitalization on June 30, 2001;

 .    BOC's unaudited historical consolidated capitalization on June 30, 2001;
     and,

 .    Davie's unaudited pro forma capitalization as of June 30, 2001, assuming the Merger had been completed on that date (with no shareholder of BOC or Davie exercising Dissenters' Rights).

     This unaudited financial information is based on and should be read in conjunction with Davie's and BOC's audited financial statements and unaudited interim financial statements, together with the related financial statement footnotes, and the Unaudited Pro Forma Condensed Combined Financial Statements, and related notes and assumptions, which are included in this Joint Proxy Statement/Offering Circular under the captions "Financial Statements of Bank of Davie" on page F-1, "Financial Statements of BOC Financial Corp" on page F-31, and "Unaudited Pro Forma Condensed Combined Financial Statements" on page F-61.

                                                   At June 30, 2001 (unaudited)
                                            -----------------------------------------
                                               Davie        BOC          Pro forma
                                             (actual)     (actual)      combined (1)
                                            ----------   ----------   ---------------
                                                        (In thousands)
Shareholders' equity:
   Preferred stock .......................   $     -0-    $     -0-       $    -0-
   Common stock ..........................      4,465          805          7,888
   Surplus ...............................      3,311        4,274          7,418
   Unearned compensation .................          -       (1,429)             -
   Retained earnings .....................       (798)       4,535           (798)
   Accumulated other
     comprehensive income ................        178            7            178
                                             --------     --------        -------

        Total shareholders' equity .......   $  7,156     $  8,192        $14,686
                                             ========     ========        =======

____________________

(1) Numbers in the column headed "Pro forma combined" have been calculated assuming that the Merger became effective on June 30, 2001.

                                  BANK OF DAVIE

General

     Business. Davie is a North Carolina chartered bank that was organized in 1998. Its deposits are insured by the Bank Insurance Fund of the FDIC to the maximum amount permitted by law. Davie is focused on community-oriented banking through localized lending, core deposit funding, conservative balance sheet management, and stable growth.

     Davie's operations are primarily retail oriented and directed toward individuals and small- and medium-sized businesses located in its banking market. While its deposits and loans are derived primarily from customers in its banking market, it makes loans and has deposit relationships with individual and business customers in areas surrounding its immediate banking market, and it also solicits certificates of deposit on the internet through Express Data Corporation's Quick-Rate CD Clearinghouse. Davie provides most traditional commercial and consumer banking services, but its principal activities are the taking of demand and time deposits and the making of consumer and commercial loans. Davie's primary source of revenue is interest income it derives from its lending activities. On June 30, 2001, Davie's unaudited interim financial statements reflected total assets of approximately $93.6 million, total loans of approximately $71.7, total deposits of approximately $81.5 million, and total shareholders' equity of approximately $7.2 million.

     Davie's principal executive offices are located at 135 Boxwood Village Drive, Mocksville, North Carolina 27028, and its telephone number is (336) 751-5755.

     Business Offices. Davie operates three full-service banking offices, including its main office located in Mocksville, North Carolina, and its two branch offices located in Advance, North Carolina, and Carthage, North Carolina.

     Banking Market. Davie's current banking market consists of Davie County, North Carolina, and Moore County, North Carolina (the "Davie Market"). Davie County lies in the western Piedmont section of North Carolina and is bounded on the north by Yadkin County, on the northeast by Forsyth County, on the south by Iredell County, and on the east and south by the Yadkin and South Yadkin Rivers. Moore County lies in the "Sandhills" section of North Carolina approximately 91 miles southeast of Mocksville.

     Competition. Davie competes for deposits in the Davie Market with other commercial banks, savings banks and other thrift institutions, credit unions, agencies issuing United States government securities and all other organizations and institutions engaged in money market transactions. In its lending activities, Davie competes with all other financial institutions as well as consumer finance companies, mortgage companies and other lenders. Commercial banking in the Davie Market and in North Carolina as a whole is extremely competitive. North Carolina is the home of two of the largest commercial banks in the United States, each of which has branches located in Davie's banking market, and four other commercial banks, thrift institutions and credit unions also are represented in the Davie Market.

     Interest rates, both on loans and deposits, and prices of fee-based services, are significant competitive factors among financial institutions generally. Other important competitive factors include office location, office hours, the quality of customer service, community reputation, continuity of personnel and services, and, in the case of larger commercial customers, relative lending limits and the ability to offer sophisticated cash management and other commercial banking services. Many of Davie's competitors have greater resources, broader geographic markets and higher lending limits than Davie, and they can offer more products and services and can better afford and make more effective use of media advertising, support services and electronic technology than can Davie. To counter these competitive disadvantages, Davie depends on its reputation as a community bank in its local market, its direct customer contact, its ability to make credit and other business decisions locally, and its personalized service.

     In recent years, federal and state legislation has heightened the competitive environment in which all financial institutions conduct their business, and the potential for competition among financial institutions of all types has increased significantly. Additionally, with the elimination of restrictions on interstate banking, a North Carolina commercial bank may be required to compete not only with other North Carolina-based financial institutions, but also with out-of-state financial institutions which may acquire North Carolina institutions, establish or acquire branch offices in North Carolina, or otherwise offer financial services across state lines, thereby adding to the competitive atmosphere of the industry in general. In terms of assets, Davie is one of the smaller commercial banks in North Carolina, and there is no assurance that Davie will be or continue to be an effective competitor in the current financial services environment.

     To counter its competitive disadvantages, Davie attempts to differentiate itself from its larger competitors with its focus on relationship banking, personalized service, direct customer contact, and its ability to make credit and other business decisions locally. Davie also depends on its reputation as a community bank in its banking markets and its involvement in the community it serves.

     Employees. On June 30, 2001, Davie had 30 full-time and five part-time employees. Davie and its employees are not parties to any collective bargaining agreement, and Davie considers its relations with its employees to be good.

     Legal Proceedings. From time to time, Davie may become involved in legal proceedings occurring in the ordinary course of its business. However, subject to the uncertainties inherent in any litigation, management of Davie believes there currently are no pending or threatened proceedings that are reasonably likely to result in a material adverse change in Davie's financial condition or operations.

     Properties. Davie's banking offices are located in facilities which are owned by Davie. On June 30, 2001, Davie's consolidated investment in fixed assets, including its properties, was an aggregate of approximately $3.7 million.

Other Available Information

     Davie's audited financial statements at December 31, 2000 and 1999, and for the years ended December 31, 2000 and 1999, together with its unaudited interim balance sheets, statements of operations, and statements of cash flows, as of and for the six-month periods ended June 30, 2001 and 2000, are included in this Joint Proxy Statement/Offering Circular under the caption "Financial Statements of Bank of Davie" beginning on page F-1.

     Davie Stock is registered under the Securities Exchange Act of 1934 (the "1934 Act"), and Davie is subject to the informational requirements of, and it files periodic reports and other information with, the FDIC under Sections 13 and 15(d) of the 1934 Act. You may read and copy any reports, proxy and information statements and other material filed by Davie with the FDIC under the 1934 Act at the FDIC's Registration, Disclosure and Securities Operations Unit located at 550 17/th/ Street, N.W., Room F-6043, Washington, D.C. 20429. You also may obtain copies of those reports and other documents by contacting the FDIC by telephone at (202) 898-8913 or by facsimile at (202) 898-3909.

Management's Discussion and Analysis of Financial Condition and Results of Operations

     Management's discussion and analysis is intended to assist readers in the understanding and evaluation of the financial condition and results of operations of Davie. This analysis should be read in conjunction with Davie's audited and unaudited financial statements and accompanying notes which appear elsewhere in this Joint Proxy Statement/Offering Circular. (See "Financial Statements of Bank of Davie" on page F-1.)

     Description of Business and Primary Market Area. Davie is a state-chartered banking corporation which opened for business on December 7, 1998. Davie operates three full service banking offices in Davie county, North Carolina, and one office in the City of Carthage, North Carolina. A full range of banking services are offered at these locations to individuals and small to medium size businesses. These services include checking, savings, and time deposit accounts; commercial, installment, mortgage and personal loans; and other related services. Davie's primary source of revenue is net interest income from its lending, and to a lesser degree, its investment activity. Davie also earns fees from mortgage lending and deposit accounts. The major non-interest expenses of Davie are salaries, occupancy and related expenses. Davie's primary market areas are Davie County and the City of Carthage in Moore County.

     Net Interest Income. Net interest income, or the difference between income generated by earning assets (primarily loans, investment securities, and interest-bearing balances) and the expense incurred on interest bearing liabilities (primarily deposits and borrowed funds used to fund earning assets), are Davie's principal source of earnings.

     Net interest income for the six months ended June 30, 2001 was $1.3 million, an increase of 35% compared to the first six months of 2000. Interest income increased 57% while interest expense increased 75%.

     Davie's net interest income for the year 2000 was $2.2 million, compared to $1.1 million in 1999. The substantial increase from year to year is due to increasing volumes of earning assets during Davie's start-up years.

     The loan portfolio provided the largest component of interest income as loans grew from $32.5 million at year end 1999 to $58.5 million in 2000. Other income is derived from U.S. Government securities and overnight investments.

     Interest margin (the net yield on interest earning assets) declined from 4.35% in 1999 to 3.80% in 2000 due to Davie's reliance on higher interest bearing time deposits to fund earning asset growth.

     See Tables 1 and 2 on pages 49 and 50 for more detail.

     Provision Expense and Allowance for Loan Losses. The amount of expense charged to provision for possible loan losses is based on management's judgment as to the appropriate amount required to maintain an adequate level of reserves for potential losses. The level of the allowance for loan losses is dependent upon the volume of new loans, collectability of past due and non-performing loans, economic conditions, and the results of Davie's internal risk grading system.

     Provision for loan losses decreased slightly from $200,000 at June 30, 2000, to $190,000 at June 30, 2001. Loan loss reserves represented 1.4% of total loans at June 30, 2001. Management believes the reserve is adequate.

     During 2000, $370,000 was added to the allowance for loan losses compared to $431,000 in 1999. Loan loss reserves were $831,000 and $495,000 at December 31 for the years 2000 and 1999 respectively. The ratio of charged off loans to average loans in 2000 was 0.08% and allowance for loan losses was 1800% of non-performing loans at December 31. There were no non-performing loans or charged off loans in 1999. (See Tables 7 and 8 on page 53.)

     Non-Interest Income. Non-interest income is derived from service fees on deposit accounts, mortgage loan origination fees, and other fees and services.

     Non-interest income was $99,000 more at June 30, 2001, than at June 30, 2000. Service charges on deposits increased $36,000 as a result of deposit growth. Other income also increased from $35,000 for the six months ended June 30, 2000, to $71,000 for the six months ended June 30, 2001.

     Service charges and fees on deposit accounts were $84,000 in 2000 compared to $28,000 in 1999. Mortgage loan fees represented $34,000 of revenue in 2000 and $16,000 in 1999. Other fees increased from $5,000 in 1999 to $13,000 for the year 2000.

     Non-Interest Expense. Non-interest expense is the overhead associated with the operation of Davie.

     For the six months ended June 30, 2001, non-interest expense was $1,386,000 compared to $936,000 for the six months ended June 30, 2000. Increased salaries and benefits represented most of the difference.

     Non-interest expense totaled $2,028,000 in 2000, compared to $1,250,000 in 1999. Salaries and benefits increased to $1,227,000 in 2000 from $766,000 in 1999. This represents 60.5% of all non-interest expense in 2000, and 61.3% in 1999. The large increase is due to staffing levels necessitated by growth in assets and the addition of two full-service offices. For the same reason, occupancy and equipment expense increased 119% from $113,000 in 1999 to $248,000 in 2000. Other non-interest expense totaled $553,000 for 2000 compared to $371,000 in 1999. This category includes advertising expenses, professional fees, data processing and insurance cost among other miscellaneous items.

     Income Taxes. Davie incurred no income tax expense or benefit for the six months ended June 30, 2001 or 2000 because of net operating losses.

     Davie incurred no income tax expense or benefit for the year ended December 31, 2000 or 1999 because of net operating losses.

     Capital Adequacy. Davie is subject to capital requirements of the FDIC. Federal regulation requires all banks to maintain Tier 1 capital (common stockholders' equity less intangible assets) to risk-weighted assets of 4 percent and Total capital (Tier 1 capital plus allowance for loan losses up to 1.25 percent of risk-weighted assets) to risk-weighted assets of 8 percent. Risk-weighted assets refer to the on-and-off balance sheet exposures of Davie adjusted for their relative risk levels using formulas set forth by FDIC regulation. Davie is also subject to a leverage ratio requirement by the FDIC, which generally requires a Tier 1 capital to quarterly average total assets ratio of 3 percent.

     There have been no cash or stock dividends declared in 2001. Davie is restricted from paying cash dividends by North Carolina law for three years from inception and until undivided profits are replenished.

     At years ended 2000 and 1999, and six months ended June 30, 2001, Davie was in compliance with all the aforementioned capital requirements.

     Liquidity and Interest Rate Sensitivity. The asset and liability management policy of Davie is administered to assure liquidity. Davie's interest rate sensitivity position is maintained to avoid wide fluctuations in net interest income because of interest rate movements. Liquidity management involves the ability to meet demands for withdrawals of deposits, satisfy lending obligations and fulfill other needs for funds. Liquidity is provided from deposit growth, maturities of investment securities or borrowed funds, with deposit growth being the primary source of liquidity to date. Davie has borrowed $2.7 million from the Federal Home Loan Bank and has matched the maturity of the borrowing with a specific group of fixed rate loans. The FHLB borrowing line is not only a source of liquidity but also a mechanism for interest rate sensitivity management. Davie also maintains other lines of credit, which may be used as a source of liquidity. Davie's goal is to maintain a neutral position on interest rate sensitivity whereby little or no change in interest income would occur as interest rates change. Theoretically, Davie's net interest margin will improve if market interest rates rise or narrow if market interest rates fall. As stated earlier, Davie's goal is to maintain a neutral interest rate sensitive position. However, the re-pricing characteristics of assets are different from the re-pricing characteristics of funding sources. Therefore, net interest income can be impacted by changes in interest rates even if the re-pricing opportunities of assets and liabilities are perfectly matched.

     Management is aware that Davie is asset sensitive on a noncumulative basis for the first six months of 2001 because of a significant 200 basis points reduction in the prime-lending rate.

     For the year ended December 31, 2000, Davie was slightly asset sensitive, which means that interest-earning assets could re-price more quickly than interest bearing liabilities. (See Table 6 on page 52.)

     Impact of Inflation. The financial statements and related financial data presented herein have been prepared in accordance with generally accepted accounting principles, which require the measurement of financial position and operating results in terms of historical dollars, without considering changes in the relative purchasing power of money over time due to inflation. Because the assets and liabilities of a bank are primarily monetary in nature (payable in fixed, determinable amounts), the performance of a bank is affected more by changes in interest rates than by inflation. Interest rates generally increase as the rate of inflation increases, but the magnitude of the change in rates may not be the same. While the effect of inflation on banks is normally not as significant as is its effect on those businesses that have investments in plant and inventories, inflation does have an effect on banks. During periods of high inflation, there normally are corresponding increases in the money supply and banks normally experience above average growth in assets, loans and deposits. Also, general increases in the prices of goods and services will result in increased operating expenses.

     Statistical Information. The tables on the following pages represent certain additional statistical information regarding Davie. This information should be read in conjunction with Davie's audited and unaudited financial statements which appear elsewhere in this Joint Proxy Statement/Offering Circular. (See "Financial Statements of Bank of Davie" on page F-1.)

    Table 1. Net Interest Income and Average Balances (dollars in thousands)

         Net interest income is affected by both (i) the difference between the rates of interest earned on interest-earning assets and the rates paid on interest-bearing liabilities, and (ii) the relative amounts of interest-earning assets and interest-bearing liabilities. The following table details Davie's average balances for assets and liabilities for December 31, 2000 and December 31, 1999, respectively. The table reflects the average yield on interest-earning assets and the average cost of interest-bearing liabilities.

                                                               Year ended                               Year ended
                                                           December 31, 2000                         December 31, 1999
                                                 -----------------------------------      ------------------------------------

                                                 Average       Interest       Yield/      Average       Interest        Yield/
                                                 balance    income/expenses    cost       balance    income/expense      cost
                                                 -------    ---------------   ------      -------    --------------     ------
Interest earning assets:

Taxable investment securities .................  $ 8,038       $    543        6.76%      $ 2,206        $  134          6.07%

Federal Funds sold and interest-
   bearing bank balances ......................    6,337            412        6.50%        5,561           277          4.98%

Loans .........................................   44,531          4,321        9.70%       17,538         1,571          8.96%
                                                 -------       --------       -----       -------        ------         -----

    Total interest earning assets .............   58,906          5,276        8.96%       25,305         1,982          7.83%

Other assets ..................................    4,067                                      827

     Total assets .............................  $62,973                                  $26,132
                                                 =======                                  =======

Interest-bearing liabilities:

  Demand deposits .............................  $ 1,447       $     30        2.07%      $   276            12          4.35%

  Savings deposits ............................   11,852            535        4.51%        4,604           182          3.95%

  Time deposits ...............................   36,435          2,324        6.37%       12,058           678          5.62%

  Other Borrowings ............................    2,272            149        6.56%          132             9          6.81%
                                                 -------       --------       -----       -------        ------         -----

      Total interest bearing liabilities ......   52,006          3,038        5.84%       17,070           881          5.16%

Demand deposits ...............................    3,720                                    1,651

Other liabilities .............................      215                                       45

Stockholders' equity ..........................    7,032                                    7,366
                                                 -------                                  -------

      Total liabilities and
         stockholder's equity .................  $62,973                                  $26,132
                                                 =======                                  =======

Net income and interest rate spread ...........                $  2,238        3.12%                     $1,101          2.67%
                                                               ========       =====                      ======         =====

Net yield on average interest-
 earning assets ...............................                                3.80%                                     4.35%
                                                                              =====                                     =====

Ratio of average interest-earning
   assets to average
interest-bearing liabilities ..................                                 113%                                      148%
                                                                              =====                                     =====

              Table 2. Volume/Rate Variance Analysis (in thousands)

        The following table analyzes the dollar amount of change in interest income and interest expense for the major components of interest-earning assets and liabilities. The table also displays changes in interest income and expense attributable to volume changes and interest rate changes. The change attributable to both rate and volume has been allocated to changes in rate.


                                                                            Year ended December 31, 2000 vs 1999
                                                                      -----------------------------------------------

                                                                                Increase (decrease) due to
                                                                      -----------------------------------------------

                                                                        Volume               Rate             Total
                                                                      ----------             -----          ---------
     Interest-earning assets:

          Federal funds sold and
            interest-bearing bank balances ........................   $       39             $  96          $     135

          Investment securities ...................................          354                55                409

          Loans ...................................................        2,419               331              2,750
                                                                      ----------             -----          ---------

                        Total interest income .....................        2,812               482              3,294
                                                                      ----------             -----          ---------

     Interest-bearing liabilities:

          Deposits ................................................        1,875               142              2,017

          Other borrowings ........................................          146                (6)               140
                                                                      ----------             -----          ---------

                        Net interest income .......................   $      791             $ 346          $   1,137
                                                                      ==========             =====          =========

                  Table 3. Investment Activities (in thousands)

        The following table sets forth the carrying value of Davie's securities at the dates indicated. FHLB stock is recorded at cost in the "other assets" category on Davie's balance sheet.


                                                                                                 At December 31,
                                                                                            ------------------------
                                                                                              2000            1999
                                                                                            --------         -------
 U.S. Government and agency securities available for sale .............................     $ 11,044         $ 3,940

 Mortgage-backed securities ...........................................................        1,433               -

 Political subdivision notes ..........................................................            -               -

 FHLB Stock ...........................................................................          185              75
                                                                                            --------         -------

      Total ...........................................................................     $ 12,662         $ 4,015
                                                                                            ========         =======

              Table 4. Investment Securities (dollars in thousands)

        The following table sets forth information regarding the scheduled maturities, carrying values, market value and weighted average yields for Davie's investment securities portfolio at December 31, 2000. The table does not take into consideration the effects of possible scheduled repayments.



                                                                 At December 31, 2000
                      -------------------------------------------------------------------------------------------------------------

                       Less than 1 year       1 to 5 years     Over 5 to 10 years     Over 10 Years           Total securities
                      ------------------   -----------------  --------------------  -----------------    --------------------------

                      Carrying    Average  Carrying   Average   Carrying   Average  Carrying  Average   Carrying  Average    Market
                       value       value    value      value     value      value    value     value     value    value      value
                      -------     ------    ------    ------     ------    ------    ------    ------    ------   ------     ------



U.S. Gov't agencies
    SEC. AFS..........  $   500      6.30%   $9,474      6.95%   $ 1,014      7.00%        -        -   $ 10,988    6.93%  $ 11,044

U.S. Gov't
  securities..........        -         -         -          -         -         -         -        -          -        -         -

Political
  subdivision notes...        -         -         -          -         -         -         -        -          -        -         -

FHLB stock (1)                -         -         -          -         -         -         -        -        185    7.75%       185
                        -------  --------  --------    -------   -------    ------   -------  -------   --------  ------   --------
      Total............ $   500      6.95% $  9,474       6.95%  $ 1,014      7.00%                     $ 11,173    6.94%  $ 11,299
                        =======  ========  ========    =======   =======    ======   =======  =======   ========  ======   ========


-----------------

(1)  Recorded at cost in Other Assets on Balance Sheet

           Table 5. Analysis of Loan Portfolio (dollars in thousands)

         The following table contains selected data relating to the composition of Davie's loan portfolio by type of loan and type of security on the dates indicated.



                                                                                   December 31,
                                                           ---------------------------------------------------------

                                                                   2000                            1999
                                                           ----------------------          -------------------------

                                                            Amount        Percent          Amount         Percent
                                                            ------        -------          ------         -------


  Real estate loans:

       Residential, 1-4 family........................    $  3,249         5.55%         $      -              -

       Commercial.....................................      30,213        51.64%           15,569          47.90%

       Construction...................................       4,293         7.34%            4,040          12.43%

       Home Equity....................................       5,900        10.08%            2,767           8.51%

  Commercial business loans...........................      15,304        26.16%           10,733          33.02%

  Consumer loans:

       Installment....................................       2,237         3.82%            1,081           3.33%

       Other..........................................         642         1.10%              425           1.31%
                                                          --------     --------          --------        -------

            Total loans...............................    $ 61,838       105.69%         $ 34,615         106.50%
                                                          ========     ========          ========        =======
  Less:

       Loans in process...............................     $(2,548)      - 4.35%         $ (1,632)        - 5.02%

       Deferred loan origination fees and costs.......          49         0.08%               15           0.05%

       Allowance for loan losses......................        (831)      - 1.42%             (495)        - 1.52%
                                                          --------     --------          --------        -------

            Total loans, net..........................    $ 58,508       100.00%         $ 32,503         100.01%
                                                          ========     ========          ========        =======

            Table 6. Interest Rate Sensitivity (dollars in thousands)

         The following table lists Davie's interest sensitive assets and interest sensitive liabilities outstanding at December 31, 1999. Each category of assets and liabilities is shown with projected repricing and maturity dates. Except as stated below, the amounts of assets and liabilities shown which reprice or mature within a particular period were determined in accordance with the contractual terms of the assets or liabilities. Loans with adjustable rates are shown as being due at the end of the next upcoming adjustment period. NOW accounts, savings accounts, and money market accounts are assumed to be subject to immediate repricing and depositor availability. Prepayment assumptions on mortgage loans and decay rates on deposit accounts have not been included in this analysis. In addition, the table does not reflect scheduled principal repayments which will be received on loans. The interest rate sensitivity of Davie's assets and liabilities as illustrated in the following table may vary substantially if different assumptions were used or if actual experience differs from that indicated by such assumptions.

                                                                          December 31, 2000
                                                     ----------------------------------------------------------

                                                        1-3         4-12        13-60      Over 60
                                                       months       months      months      months       Total
                                                       ------       ------      ------      ------       -----
Earning assets:
    Residential mortgage ....................        $  1,403     $    339     $ 3 ,864    $  4,759    $ 10,365

    All other loans .........................          33,302        2,066       11,642       1,963      48,973

    Federal funds sold ......................           4,040           --           --          --       4,040

    Investment securities ...................              --          500        9,528       2,449      12,477

    Other ...................................           1,617           --           --          --       1,617
                                                     --------     --------     --------    --------    --------

      Total .................................        $ 40,362     $  2,905     $ 25,034    $  9,171    $ 77,472
                                                     ========     ========     ========    ========    ========

Interest-bearing deposits:

    NOW accounts ............................           3,147           --           --          --       3,147

    Money market ............................           6,557           --           --          --       6,557

    Savings .................................           7,367           --           --          --       7,367

    Time deposits ...........................          10,586       26,482       14,716          --      51,784

    Other borrowings ........................              --           --        1,500       1,200       2,700
                                                     --------     --------     --------    --------    --------

      Total .................................        $ 27,657     $ 26,482     $ 16,216    $  1,200    $ 71,555
                                                     ========     ========     ========    ========    ========


Interest sensitivity gap ....................        $ 12,705     $(23,577)    $  8,818    $  7,971    $  5,917

Cumulative sensitivity gap ..................        $ 12,705     $(10,872)    $ (2,054)   $  5,917    $  5,917

Cumulative gap as a %
 of interest-earning assets .................           31.48%      -25.13        -3.01        7.64%       7.64%

Cumulative ratio of sensitive
 assets to sensitive liabilities ............          145.94%       79.92%       97.08%     108.27%     108.27%

                 Table 7. Problem Assets (dollars in thousands)

        The following table sets forth information regarding non-accrual loans, other real estate owned, and certain other repossessed assets and loans. As of the dates indicated, Davie had no loans categorized as troubled debt restructuring within the meaning of SFAS 15.


                                                                          At December 31,
                                                                      ----------------------

                                                                       2000            1999
                                                                      -------        -------
Loans accounted for on a nonaccrual basis:

Real estate loans:

    Commercial ...................................................    $    --       $     --

    Construction .................................................         --             --

    Home Equity ..................................................         --             --

Commercial business and consumers ................................         44             --
                                                                      -------        -------

    Total nonaccrual loans .......................................         44             --

Accruing loans which are contractually past due 90 days or more ..          2             --
                                                                      -------         ------


    Total nonperforming loans ....................................         46             --

Other real estate owned ..........................................         --             --
                                                                      -------         ------

Total nonperforming assets .......................................    $    46             --
                                                                      =======         ======


Nonaccrual and 90 days past due as a percentage of net loans .....      0.079%           N/A

Nonaccrual and 90 days past due as a percentage of total assets ..      0.055%           N/A

Total nonperforming assets as a percentage of total assets .......      0.055%           N/A




         Table 8. Summary of Loan Loss Experience (dollars in thousands)

        The following table contains an analysis of Davie's allowance for loan losses on the indicated dates.

                                                                         At December 31,
                                                                    ------------------------

                                                                      2000             1999
                                                                    -------          -------
Balance at beginning of period ..........................           $   495          $    64

Provision for loan losses ...............................               370              431

Charge-offs .............................................               (34)              --

Recoveries ..............................................                --               --
                                                                     -------          -------

Balance at end of period ................................           $   831          $   495
                                                                     =======          =======
Ratio of charge-offs during the period to
average loans outstanding during the period .............             0.075%             0.0%

Ratio of allowance for loan lossses to nonperforming
loans at end of period ..................................              18:1              N/A

Ratio of allowance for loan losses to total
nonperforming assets at end of period ...................              18:1              N/A

Ra0tio of allowance for loan losses to loans
receivable at end of period .............................              1.40%            1.50%

              Table 9. Large time deposit maturities (in thousands)

        The following table contains an analysis of Davie's time deposits of $100,000 or more at December 31, 2000.

                                                                           December 31, 2000
                                                                           -----------------
  Remaining maturity of three months or less..........................        $   5,278

  Remaining maturity over three through twelve months.................            5,706

  Remaining maturity over twelve months...............................            3,638
                                                                              ---------

      Total time deposits of $100,000 or more.........................        $  14,622
                                                                              =========

Beneficial Ownership of Securities

        The following table describes the beneficial ownership of Davie Stock as of October 15, 2001, by Davie's current directors and Chief Executive Officer, individually, and by all current directors and executive officers as a group. On October 15, 2001, William A. Burnette (who is included in the table) was the only person known to management of Davie to beneficially own more than 5% of the outstanding shares of Davie Stock.

                                                                                             Percentage of class (2)
                                                                                          -----------------------------

           Name of                                         Amount and nature of                            As adjusted
       beneficial owner                                  beneficial ownership (1)         Current        for the Merger
------------------------------                           ------------------------         -------        --------------
Jerry W. Anderson..................................               19,440                   2.16%             1.46%

Alan M. Bailey.....................................               25,560                   2.84%             1.84%

William A. Burnette................................               45,720                   5.08%             3.11%

Thomas G. Fleming..................................               19,660                   2.18%             1.47%

John W. Googe......................................               11,200                   1.25%              .71%

Michael D. Larrowe.................................               14,880                   1.65%             1.17%

Steven G. Laymon...................................               19,840                   2.20%             1.48%

Robert E. Marziano.................................               40,725                   4.49%             2.99%

Grady L. McClamrock, Jr............................               14,400                   1.61%              .91%

Francis W. Slate...................................               19,440                   2.16%             1.46%

All current directors and executive
  officers as a group (13 people)..................              253,805                  26.20%            17.25%

__________________

(1) Except as otherwise noted, to the best of Davie's knowledge, the individuals named and included in the group exercise sole voting and investment power with respect to all listed shares. Individuals named and included in the group exercise shared voting and investment power with respect to certain of the listed shares as follows: Mr. Anderson - 4,560 shares; Mr. Larrowe - 4,320; and all individuals included in the group - 10,840 shares. The listed shares include the following numbers of shares which could be purchased pursuant to currently exercisable stock options granted under Davie's stock option plans and with respect to which shares the individuals named and included in the group may be deemed to exercise sole investment power only: Mr. Burnette - 7,200 shares; Mr. Marziano - 14,285 shares; Messrs. Anderson, Bailey, Fleming, Larrowe, Laymon and Slate - 7,440 shares each; and all persons included in the group - 75,725 shares.
(2) Percentages are calculated based on 893,100 total shares currently outstanding, and 1,577,832 shares outstanding as adjusted for the effect of the Merger, plus, in the case of each named individual and the group, the number of additional shares (if any) that could be purchased by that individual or by persons included in the group pursuant to currently exercisable stock options.

        Following the Merger, Davie's directors and executive officers (including BOC's current directors and executive officers who will become directors and executive officers of Davie) collectively will beneficially own an aggregate of approximately 471,709 shares of Davie Stock (including shares covered by exercisable stock options) which will amount to approximately 27.56% of Davie's total outstanding shares.

Board of Directors

        Current Board of Directors. Davie's Bylaws provide that its Board of Directors will consist of not less than five nor more than 15 members and authorize the Board of Directors to set and change the actual number of Davie's directors from time to time within those limits. The Board of Directors is divided into three classes and directors are elected to staggered three-year terms. The terms of directors in one class expire each year and directors in that class are elected for new three-year terms. The ten current members of the Board of Directors are listed in the following table.




                                                       Year first
                                    Position(s)      elected/current                Principal occupation
     Name and age                   with Davie       term expires (1)              and business experience
     ------------                   -----------      ----------------              -----------------------

Jerry W. Anderson                   Director           1998 / 2002      Managing member of Anderson Aggregates, LLC,
       (62)                                                             (grading and hauling) since 2000; former
                                                                        President, Anderson Chip & Pulpwood, Inc. (land
                                                                        clearing contractor)

Alan M. Bailey                      Director           1998 / 2004      Private investor; former owner and operator,
       (61)                                                             801 Shell Service (gasoline station)

William A. Burnette                 Director           1998 / 2003      President and owner, Associated Supply
       (61)                                                             International, Ltd. (leaf tobacco merchant),
                                                                        Associated Golf Courses, Ltd., and James Way,
                                                                        Ltd. (land development); Managing Partner of
                                                                        The Hillsdale Group (land development)

Thomas G. Fleming                   Director           1998 / 2003      President and owner, Mocksville Builders
       (53)                                                             Supply, Inc., (building supplies) and Town &
                                                                        Country Hardware (retail hardware store)

John W. Googe                       Director           2001 / 2002      President, Southeastern Employee Benefit
       (76)                                                             Services (benefit plan administrator)

Michael D. Larrowe                  Director           1998 / 2002      Senior member, Larrowe & Company, PLC
       (46)                                                             (certified public accountants)

Steven G. Laymon                    Director           1998 / 2003      Steven G. Laymon, O.D., P.A. (optometrist)
       (41)

Robert E. Marziano                  Chairman,          1998 / 2002      Executive officer and director of Davie
       (53)                      President, and
                                 Chief Executive
                                     Officer

Grady L. McClamrock, Jr.            Director           2001 / 2004      Grady L. McClamrock, Jr., J.D., P.A. (attorney)
       (49)

Francis W. Slate                  Vice Chairman        1998 / 2004      Retired; former General Surgeon, Mocksville
       (79)                                                             Surgical Associates, P.A.
------------------


    (1) "Year first elected" refers to the year in which each individual first took office as a director. With the exception of Messrs. McClamrock and Googe, each person was a member of Davie's organizational board prior to its incorporation and was first elected as a director at the time Davie was incorporated and commenced banking operations.

     Election of BOC's Directors as Directors of Davie. The Merger Agreement provides that, if they remain directors of BOC at the Effective Time, BOC's current directors (not to exceed five persons) will be appointed to serve as directors of Davie, and that BOC's current Chairman, Stephen R. Talbert, will serve as Chairman of Davie's Board of Directors. (See "The Merger -- Interests of Certain Persons With Respect to the Merger" on page 35 and "BOC Financial Corp -- Board of Directors" on page 70.)

Directors' Compensation

     Director Fees. For their services as directors and attendance at Board meetings, Davie's non-employee directors currently receive $200 per month and a fee of $50 for attendance at each meeting of a committee on which they serve.

     Director Stock Options. Each of Davie's remaining seven original, non-employee directors holds an option to purchase 11,160 shares of Davie Stock at an exercise price of $9.17 per share, with the exception of Mr. Burnette who holds an option to purchase 10,920 shares at an exercise price of $9.17 per share. Mr. Burnette exercised his option during 2000 with respect to 240 shares. Each of those options currently is exercisable as to 7,440 of the covered shares (7,200 shares in the case of Mr. Burnette) and expires ten years following the date of grant (or earlier upon certain events described in the plan). The number of shares and exercise price called for by each option has been adjusted to reflect the six-for-five stock split that Davie effected in the form of a 20% stock dividend on December 21, 2000.

Executive Officers

     Davie's current executive officers are listed below. They will continue to serve as executive officers of Davie following the Merger and the Bank Merger, along with BOC's current President and Chief Executive Officer, Stephen R. Talbert, who will serve as Chairman and Executive Vice President of Davie. (See "The Merger -- Interests of Certain Persons With Respect to the Merger" on page 35 and "BOC Financial Corp -- Executive Officers" on page 71.)

     Robert E. Marziano, age 53, serves as Chairman, President and Chief Executive Officer of Davie. He joined Davie's organizing group during June 1998 and became President and Chief Executive Officer at the time Davie was incorporated and commenced operations in December 1998. He was elected Chairman during April 2001. Previously, he was one of the organizers of Old North State Bank, Winston-Salem, North Carolina, where he served as President and Chief Executive Officer from 1989 until it was acquired by another financial institution in August 1997. Prior to 1989, he was employed for 13 years by First-Citizens Bank & Trust Company as Senior Vice President with responsibilities in the areas of branch management, lending and bank operations. More recently, from August 1997 until June 1998, Mr. Marziano served as Senior Vice President of First Bank with supervisory responsibilities over that bank's branch banking operations in Guildford, Randolph and Davidson Counties.

     Edwin M. Cassidy, age 51, was elected to serve as Executive Vice President of Davie during January 2001. He previously had served as Senior Vice President of Davie since September 1998. Prior to his employment with Davie, he served as Senior Vice President of Triad Bank, Winston-Salem, North Carolina, from April 1993 until its acquisition by United Carolina Bank in April 1996, and as Vice President of United Carolina Bank until June 1997. From July 1997 until he was employed by Davie, he engaged in real estate investment and development activities.

     Harry E. Hill, age 55, was elected to serve as Executive Vice President of Davie during January 2001. He previously had served as Senior Vice President of Davie since August 1998. Prior to his employment with Davie, he served as Vice President of Southern National Bank and its successor, Branch Banking & Trust Company, Welcome, North Carolina, from March 1994 to August 1998, and as Business Development Officer of Davidson Savings Bank from March 1992 to March 1994.

     Robin H. Smith, age 42, was elected to serve as Senior Vice President of Davie during January 2001. She previously had served as Vice President of Davie since August 1998. Prior to her employment with Davie, she served as Assistant Vice President of Community Bank, Pilot Mountain, North Carolina, from January 1998 to August 1998, and as Vice President of Old North State Bank, Rural Hall, North Carolina, from November 1990 to December 1997 following its merger with another bank.

Executive Compensation

     Cash Compensation. The following table shows cash and certain other compensation paid to or deferred by Davie's Chief Executive Officer for the years indicated.

                                                     SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------

                                             Annual compensation                Long term compensation
                                  -----------------------------------------   --------------------------

                                                                               Restricted    Securities
        Name and                                             Other annual        stock       underlying       All other
 principal position(s)     Year   Salary (1)     Bonus     compensation (2)      awards      options (3)    compensation
----------------------     ----   ----------     -----     ----------------    ---------     -----------    ------------
Robert E. Marziano         2000    $135,800     $20,000          $-0-             -0-            -0-            $4,075 (4)
   President and Chief
   Executive Officer       1999     102,500      15,000           -0-             -0-            -0-              -0-

                           1998      56,000      15,000           -0-             -0-          35,714             -0-

------------------
(1) Includes amounts of salary deferred by Mr. Marziano under Davie's Section 401(k) plan. Davie was incorporated during December 1998. For 1998, the table includes compensation paid by Davie to Mr. Marziano after the date of incorporation as well as compensation paid to him during Davie's organizational period prior to that date.

(2) In addition to compensation paid in cash, Davie's executive officers receive certain personal benefits. The value of non-cash benefits received each year by Mr. Marziano did not exceed 10% of his cash compensation for that year.

(3) As adjusted to reflect the six-for-five stock split that Davie effected in the form of a 20% stock dividend on December 21, 2000. (See "Stock Options" below.)

(4) Consists of the amount paid by Davie as a contribution to its Section 401(k) plan for Mr. Marziano's account.

     Stock Options. The following table contains information regarding all options to purchase Davie Stock held by Davie's Chief Executive Officer on December 31, 2000.

                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
                      ---------------------------------------------------------------------------------
                                                            Number of securities                Value of unexercised
                                                           underlying unexercised               in-the-money options
                                                                options at                              at
                                                                 12/31/00                            12/31/00
                                                       -----------------------------   ------------------------------------
                                Shares
                               acquired      Value      Exercisable    Unexercisable
           Name              on exercise    realized       (#)(2)          (#)(2)      Exercisable (3)    Unexercisable (3)
---------------------------  ------------   --------   -------------   -------------   ---------------    -----------------
Robert E. Marziano               (1)          N/A           14,285         21,429          $36,855             $55,287

------------------
(1)     No options were exercised during 2000.

(2) As adjusted to reflect the effect of the six-for-five stock split effected by Davie in the form of a 20% stock dividend on December 21, 2000.

(3) Reflects the amount by which the fair market value on December 31, 2000, of shares underlying unexercised options held on that date (based on the then current last known sales price per share of $11.75 for Davie Stock) exceeded the aggregate exercise price of the options (at $9.17 per share, as adjusted for the 20% stock dividend). On October 15, 2001, the values of the exercisable and unexercisable options were $86,853 and $130,288, respectively, based on the then current last known sales price per share of $15.25 for Davie Stock.

Transactions with Related Parties

     Davie has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its directors, executive officers, and their associates. Loans included in those transactions during 2000 were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons, and those loans did not involve more than the normal risk of collectibility or present other unfavorable features.

     The highest aggregate outstanding balance of loans to Davie's current directors, executive officers, and their associates, as a group, since January 1, 2000, was $2,438,037 on August 31, 2001, which represented approximately 33.7% of Davie's then current equity capital accounts. Of those loans, one of Davie's current directors, William A. Burnette, and his associates had aggregate outstanding loans which exceeded 10% of Davie's equity capital accounts. Mr. Burnette's highest aggregate outstanding loan balance since January 1, 2000, was $1,186,937 on August 31, 2001, which represented approximately 16.4% of Davie's then current equity capital accounts.

     During 2000, Larrowe & Company, PLC (certified public accountants), provides certain consulting and other advisory services to Davie in connection with various financial, accounting, and other non-audit matters. Michael D. Larrowe, who currently serves as a director of Davie, is the senior member of that firm.

     Grady L. McClamrock, Jr., another current director of Davie, is an attorney and provides legal services to Davie.

     Davie has entered into contracts with two companies which provide Section 401(k) plan administration services and payroll processing services to Davie. Those companies are owned by John W. Googe who serves as a director of Davie.

                               BOC FINANCIAL CORP

General

     Business. BOC is a North Carolina business corporation that was incorporated on December 12, 1997, at the direction of the Board of Directors of Carolinas' predecessor, Landis Savings Bank, SSB (the "Savings Bank"), for the purpose of serving as the bank holding company of Carolinas. Pursuant to a Plan of Conversion dated September 29, 1997, which was approved by the Savings Bank's members on March 17, 1998, the Savings Bank converted from a mutual savings bank to a stock savings bank and issued all of its capital stock to BOC in exchange for 50% of the aggregate net proceeds from BOC's sale of BOC Stock to the public. Simultaneous with its becoming the wholly-owned subsidiary of BOC, the Savings Bank was converted into a North Carolina commercial bank and changed its name to "Bank of the Carolinas."

     BOC's only function is the ownership of all of the issued and outstanding stock of Carolinas, and it does not engage in any separate lines of business. Its sole source of revenue is dividends it receives from Carolinas. On June 30, 2001, BOC's unaudited interim consolidated financial statements reflected total assets of approximately $41.1 million, total loans of approximately $35.2, total deposits of approximately $30.7 million, and total shareholders' equity of approximately $8.2 million.

     Carolinas is a North Carolina chartered commercial bank which was formed through the 1998 conversion of the charter of its predecessor, the Savings Bank, from a state chartered savings bank to a commercial bank. Its deposits are insured by the Bank Insurance Fund of the FDIC to the maximum amount permitted by law. Carolinas is a community-oriented financial institution which offers a variety of financial services to meet the needs of the communities it serves.

     Since Carolinas originally was chartered as a savings and loan association, its loan portfolio and primary lending function is concentrated in one-to-four family residential home mortgages. Its operations are primarily retail oriented and directed to individuals and small- to medium-sized businesses located in its market area. While its deposits and loans are derived primarily from customers in its banking market, it also makes loans and has deposit relationships with individual and business customers in areas surrounding its immediate banking market. Carolinas provides most traditional commercial and consumer banking services, including personal and commercial checking and savings accounts, money market accounts, certificates of deposit, individual retirement accounts and related business and individual banking services. Its lending activities are concentrated in residential lending, but it also makes commercial loans to small-to-medium sized businesses located primarily in its market area for various purposes, and it makes various consumer-type loans to individuals, including installment loans and equity lines of credit. Carolinas provides its customers with access to a financial services company that provides investment advice and agency services regarding mutual funds, fixed and variable annuities, and several forms of insurance products (life, health, home, auto). Carolinas' primary source of revenue is interest income it derives from its lending activities.

     BOC's and Carolinas' principal executive offices are located at 107 South Central Avenue, Landis, North Carolina 28088, and their telephone number is
(704) 857-7277.

     Business Offices. Carolinas maintains one banking office located at 107 South Central Avenue, Landis, North Carolina, and it operates a loan production office located at 2367 Concord Lake Road, Concord, North Carolina.

     Banking Market. Carolinas' current banking market consists of the area immediately surrounding its banking office which includes portions of southern Iredell and Rowan Counties and northern Cabarrus County (the "BOC Market"). The BOC Market is centered between Interstate Highways 77 and 85 approximately 25 miles north of Charlotte, North Carolina.

     Competition. Carolinas competes for deposits in its banking market with other commercial banks, savings banks and other thrift institutions, credit unions, agencies issuing United States government securities and all other organizations and institutions engaged in money market transactions. In its lending activities, Carolinas competes with all other financial institutions as well as consumer finance companies, mortgage companies and other lenders. Commercial banking in the BOC Market and in North Carolina as a whole is extremely competitive. North Carolina is the home of two of the largest commercial banks in the United States, each of which has branches located in the BOC Market, and eight other commercial banks, thrift institutions and credit unions also are represented in the BOC Market.

     Interest rates, both on loans and deposits, and prices of fee-based services, are significant competitive factors among financial institutions generally. Other important competitive factors include office location, office hours, the quality of customer service, community reputation, continuity of personnel and services, and, in the case of larger commercial customers, relative lending limits and the ability to offer sophisticated cash management and other commercial banking services. Many of Carolinas' competitors have greater resources, broader geographic markets and higher lending limits than Carolinas, and they can offer more products and services and can better afford and make more effective use of media advertising, support services and electronic technology than can Carolinas. To counter these competitive disadvantages, Carolinas depends on its reputation as a community bank in its local market, its direct customer contact, its ability to make credit and other business decisions locally, and its personalized service.

     In recent years, federal and state legislation has heightened the competitive environment in which all financial institutions conduct their business, and the potential for competition among financial institutions of all types has increased significantly. Additionally, with the elimination of restrictions on interstate banking, a North Carolina commercial bank may be required to compete not only with other North Carolina-based financial institutions, but also with out-of-state financial institutions which may acquire North Carolina institutions, establish or acquire branch offices in North Carolina, or otherwise offer financial services across state lines, thereby adding to the competitive atmosphere of the industry in general. In terms of assets, Carolinas is one of the smaller commercial banks in North Carolina, and there is no assurance that Carolinas will be or continue to be an effective competitor in the current financial services environment.

     To counter its competitive disadvantages, Carolinas attempts to differentiate itself from its larger competitors with its focus on relationship banking, personalized service, direct customer contact, and its ability to make credit and other business decisions locally. Carolinas also depends on its reputation as a community bank in its banking markets and its involvement in the community it serves.

     Employees. On June 30, 2001, Carolinas had nine full-time employees and one part-time employee. BOC does not have any separate employees. Carolinas and its employees are not parties to any collective bargaining agreement, and Carolinas considers its relations with its employees to be good.

     Legal Proceedings. From time to time, Carolinas may become involved in legal proceedings occurring in the ordinary course of its business. However, subject to the uncertainties inherent in any litigation, management of BOC and Carolinas believe there currently are no pending or threatened proceedings that are reasonably likely to result in a material adverse change in BOC's consolidated financial condition or operations.

     Properties. Carolinas' banking office is located in a facility owned by Carolinas, and its Concord, North Carolina loan production office is in a leased facility. BOC's offices are located in the facility housing Carolinas' main banking office, and it does not own any separate properties. On June 30, 2001, BOC's consolidated investment in fixed assets, including Carolinas' properties, was an aggregate of approximately $1.1 million.

Other Available Information

     BOC's audited consolidated financial statements as of and for the years ended December 31, 2000 and 1999, and its unaudited interim consolidated statements of financial condition, statements of operations, and statements of cash flows, as of and for the six-month periods ended June 30, 2001 and 2000, are included in this Joint Proxy Statement/Offering Circular under the caption "Financial Statements of BOC Financial Corp" beginning on page F-31.

     BOC Stock is registered under the Securities Exchange Act of 1934 (the "1934 Act"), and BOC is subject to the informational requirements of, and it files periodic reports and other information with, the Securities and Exchange Commission (the "SEC") under, Sections 13 and 15(d) of the 1934 Act. You may read and copy any reports, proxy and information statements and other materials filed by BOC with the SEC under the 1934 Act at the SEC's Public Reference Room located at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at
(800) SEC-0330. The SEC also maintains an internet site (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. As a result of the Merger, BOC will cease to exist as a separate corporation, and it will no longer file reports with the SEC under the 1934 Act.

Management's Discussion and Analysis of Financial Condition and Results of Operations

     Management's discussion and analysis is intended to assist readers in the understanding and evaluation of the financial condition and results of operations of BOC and Carolinas. It should be read in conjunction with the audited and unaudited consolidated financial statements and accompanying notes included in this Joint Proxy Statement/Offering Circular and the supplemental financial data appearing throughout this discussion and analysis.

                             Description of Business

     BOC was incorporated under the laws of the State of North Carolina for the purpose of becoming the bank holding company of Carolinas in connection with the conversion of the Savings Bank from a state-chartered mutual savings bank to a state-chartered stock commercial bank (the "Conversion"), pursuant to its Plan of Conversion. BOC was organized to acquire all of the common stock of Carolinas upon its conversion to stock form. A subscription and community offering (the "Offering") of BOC's common stock closed on April 28, 1998, at which time BOC acquired all of the outstanding common stock of Carolinas and commenced operations. BOC and Carolinas are collectively referred to in this discussion as "BOC."

     In accordance with the Plan of Conversion, BOC issued common stock with a value of $9.3 million in the Offering and received proceeds of $8.8 million, net of Conversion costs. From the net proceeds, BOC paid $5.0 million to Carolinas in exchange for the common stock of Carolinas issued in the Conversion, and retained the balance of the net Conversion proceeds. The transaction was recorded as an "as-if" pooling with assets and liabilities recorded at historical cost. On October 8, 1999, BOC paid a special $3.50 per share return of capital dividend, returning to shareholders approximately $2.8 million.

     BOC operates for the primary purpose of serving the banking and mortgage needs of its customers in its market area, while developing a personal, home-town association with its customers. BOC offers a wide range of banking and mortgage services, including all types of savings accounts and certificates of deposit, IRAs, money market deposit accounts, individual and commercial checking accounts, and NOW accounts, mortgage and consumer loans, credit cards and other associated services. Specifically, BOC makes mortgage loans collateralized by residential real estate, home equity loans which predominately are second mortgage loans collateralized by the equity in a home, consumer loans, which are collateralized by consumer products, such as automobiles, commercial real estate loans, and other loans. BOC's principal sources of revenue are interest income from its real estate lending activities, primarily consisting of making first mortgage loans for the purchase and refinancing of residential real property located in North Carolina, and interest income from its consumer lending activities, primarily consisting of home equity loans. BOC also earns revenues from interest on other loans, interest and dividend income from investments, and fees from lending and deposit activities. The major expenses of BOC are interest on deposits and non-interest expenses such as salaries, employee benefits, office occupancy and related expenses. BOC has an agreement with Walnut Street Securities whereby an agent of the brokerage firm is present on a regularly scheduled basis in the home office of Carolinas to provide annuity and other investment products to BOC's customers.

                Asset/Liability and Interest Rate Risk Management

     BOC's asset/liability management, or interest rate risk management, program is focused primarily on evaluating and managing the composition of its assets and liabilities in view of various interest rate scenarios. Factors beyond the BOC's control, such as market interest rates and competition, may also have an impact on BOC's interest income and interest expense.

     In the absence of other factors, the yield or return associated with BOC's earning assets generally will increase from existing levels when interest rates rise over an extended period of time, and, conversely, interest income will decrease when interest rates decrease. In general, interest expense will increase when interest rates rise over an extended period of time, and, conversely, interest expense will decrease when interest rates decrease.

     Interest Rate Gap Analysis. As a part of its interest rate risk management policy, BOC calculates an interest rate "gap." Interest rate "gap" analysis is a common, though imperfect, measure of interest rate risk, which measures the relative dollar amounts of interest-earning assets and interest-bearing liabilities which reprice within a specific time period, either through maturity or rate adjustment. The "gap" is the difference between the amounts of such assets and liabilities that are subject to repricing. A "negative" gap for a given period means that the amount of interest-bearing liabilities maturing or otherwise repricing within that period exceeds the amount of interest-earning assets maturing or otherwise repricing within the same period. Accordingly, in a declining interest rate environment, an institution with a negative gap would generally be expected, absent the effects of other factors, to experience a lower decrease in the yield of its assets relative to the cost of its liabilities and its income should be positively affected. Conversely, the cost of funds for an institution with a negative gap would generally be expected to increase more quickly than the yield on its assets in a rising interest rate environment, and such institution's net interest income generally would be expected to be adversely affected by rising interest rates. Changes in interest rates generally have the opposite effect on an institution with a "positive gap."

     BOC's one-year interest sensitivity gap as a percentage of total interest-earning assets at December 31, 2000, was a negative 20.24%. At December 31, 2000, BOC's three-year and five-year cumulative interest sensitivity gaps as a percentage of total interest-earning assets were a negative 22.34% and a negative 15.55%, respectively.

     The following table sets forth the amounts of interest-earning assets and interest-bearing liabilities outstanding at December 31, 2000 which are projected to reprice or mature in each of the future time periods shown. Except as stated below, the amounts of assets and liabilities shown which reprice or mature within a particular period were determined in accordance with the contractual terms of the assets or liabilities. Loans with adjustable rates are shown as being due at the end of the next upcoming adjustment period. Passbook accounts and money market deposit accounts are assumed to be subject to immediate repricing and depositor availability and have been placed in the shortest period. In making the gap computations, none of the assumptions sometimes made regarding prepayment rates and deposit decay rates have been used for any interest-earning assets or interest-bearing liabilities. In addition, the table does not reflect scheduled principal payments which will be received throughout the lives of the loans. The interest rate sensitivity of BOC's assets and liabilities illustrated in the following table would vary substantially if different assumptions were used or if actual experience differs from that indicated by such assumptions.

                                                               Terms to Repricing at December 31, 2000
                                                 -------------------------------------------------------------------
                                                               More Than      More Than
                                                   1 Year      1 Year to     3 Years to      More Than
                                                   or Less      3 Years        5 Years        5 years         Total
                                                 ----------    ----------    -----------     ---------       -------

                                                                        (Dollars in thousands)

   INTEREST-EARNING ASSETS:

        Loans receivable:

         Real estate loans:

          1-4 Family residential:

           Fixed ................................    $     3       $   291        $   284       $ 9,150       $ 9,728

           Adjustable ...........................      5,882             -              -             -         5,882

         Other real estate loans:

           Fixed ................................          -            59            178         2,463         2,700

           Adjustable ...........................      6,814             -              -             -         6,814

         Other loans ............................        456            11             48            38           553

     Interest-earning balances in other banks ...        446             -              -             -           446

     Federal funds sold .........................      1,894             -              -             -         1,894

     Investments ................................          -         3,299          1,749             -         5,048

     FHLB common stock (1) ......................          -             -              -           182           182
                                                     -------       -------        -------       -------       -------
              Total interest-earning assets .....    $15,495       $ 3,660        $ 2,259       $11,833       $33,247
                                                     =======       =======        =======       =======       =======
   INTEREST-BEARING LIABILITIES:

     Deposit accounts:

         Regular passbook .......................    $ 2,493       $     -        $     -       $     -       $ 2,493

         Money market and other .................      5,185             -              -             -         5,185

         Certificate accounts ...................     14,547         4,359              -             -        18,906
                                                     -------       -------        -------       -------       -------
              Total interest-bearing liabilities.    $22,225       $ 4,359        $     -       $     -       $26,584
                                                     =======       =======        =======       =======       =======

   INTEREST SENSITIVITY GAP
     PER PERIOD .................................    $(6,730)      $  (699)       $ 2,259       $11,833       $ 6,663

   CUMULATIVE INTEREST
     SENSITIVITY GAP ............................    $(6,730)      $(7,429)       $(5,170)      $ 6,663       $ 6,663

   CUMULATIVE GAP AS A
     PERCENTAGE OF TOTAL
     INTEREST-EARNING ASSETS ....................     (20.24%)      (22.34%)       (15.55%)       20.04%        20.04%

   CUMULATIVE INTEREST-EARNING
     ASSETS AS A PERCENTAGE OF
     INTEREST-BEARING LIABILITIES ...............      69.72%        72.05%         80.55%       125.06%       125.06%


------------------------------
(1) Nonmarketable equity security; substantially all required to be maintained and assumed to mature in periods greater than 5 years.

     In addition to the traditional gap analysis, BOC also uses a computer based interest rate risk simulation model. This comprehensive model includes rate sensitivity gap analysis, rate shock net interest margin analysis, and asset/liability term and rate analysis. BOC uses this model to monitor interest rate risk on a quarterly basis and to detect trends that may affect overall interest income. As a result, this analysis more accurately predicts the risk to net interest income over the upcoming twelve month period. BOC has a policy establishing the maximum allowable risk to net interest income caused by changes in interest rates. The modeling results indicate that BOC is within the established parameters of the interest rate risk policy.

     Net Interest Income. Net interest income represents the difference between income derived from interest-earning assets and interest expense incurred on interest-bearing liabilities. Net interest income is affected by both (i) the difference between the rates of interest earned on interest-earning assets and the rates paid on interest-bearing liabilities ("interest rate spread") and (ii) the relative amounts of interest-earning assets and interest-bearing liabilities ("net earning balance"). The following table sets forth information relating to average balances of BOC's assets and liabilities for the years ended December 31, 2000 and 1999. For the periods indicated, the table reflects the average yield on interest-earning assets and the average cost of interest-bearing liabilities (derived by dividing income or expense by the monthly average balance of interest-earning assets or interest-bearing liabilities, respectively) as well as the net yield on interest-earning assets (which reflects the impact of the net earning balance). Nonaccruing loans were included in the computation of average balances.

                                                  Year Ended December 31, 2000         Year Ended December 31, 1999
                                               ----------------------------------    ---------------------------------

                                               Average                  Average      Average                 Average
                                               Balance     Interest    Yield/Rate    Balance     Interest   Yield/Rate
                                               -------     --------    ----------    -------     --------   ----------

                                                                       (Dollars in thousands)

    Interest-earning assets:

     Interest-earning balances ............    $  1,917     $   118        6.16%     $  8,129    $   406        4.99%

       Investments ........................       5,231         336        6.42%        4,329        266        6.14%

       Loans ..............................      23,894       2,040        8.54%       18,621      1,444        7.75%
                                               --------     -------        ----      --------    -------        ----

          Total interest-earning assets          31,042       2,494        8.03%       31,079      2,116        6.81%
                                                            -------        ----                  -------        ----

    Other assets ..........................       1,885                                 1,477
                                               --------                              --------

         Total assets ....................     $ 32,927                              $ 32,556
                                               =======                               ========

    Interest-bearing liabilities:

     Deposit..s ...........................    $ 23,976       1,302        5.43%     $ 21,080      1,020        4.84%

     Borrowings ...........................         646          41        6.35%          438         33        7.53%
                                               --------     -------        ----      --------    -------        ----

          Total interest-bearing
                liabilities ...............      24,622       1,343        5.45%       21,518      1,053        4.89%
                                                            -------        ----                  -------        ----

    Other liabilities .....................         200                                   205

    Stockholders' equity ..................    $  8,105                              $ 10,833
                                               --------                              --------

         Total liabilities and
          stockholders' equity ............    $ 32,927                              $ 32,556
                                               ========                              ========

  Net interest income and interest rate
    spread ................................                 $ 1,151        2.58%                 $ 1,063        1.92%
                                                            =======        ====                  =======        ====

  Net yield on average interest-earning
    assets ................................                                3.71%                                3.42%
                                                                           ====                                 ====

  Ratio of average interest-earning
    assets to average interest-bearing
    liabilities ...........................      126.07%                               144.43%
                                               ========                              ========

        Rate/Volume Analysis. The following table analyzes the dollar amount of changes in interest income and interest expense for major components of interest-earning assets and interest-bearing liabilities. The table distinguishes between (i) changes attributable to volume (changes in volume multiplied by the prior period's rate), (ii) changes attributable to rate (changes in rate multiplied by the prior period's volume), and (iii) net change (the sum of the previous columns). The change attributable to both rate and volume (changes in rate multiplied by changes in volume) has been allocated equally to both the changes attributable to volume and the changes attributable to rate.


                                           Year Ended December 31, 2000 vs. 1999
                                                 Increase (Decrease) Due To
                                         ------------------------------------------

                                                 Volume        Rate       Total
                                              -----------   ----------  --------

Interest income:                                     (Dollars in thousands)
     Interest-earning balances .............      $(347)      $  59       $(288)

     Investments ...........................         57          13          70

     Loans .................................        428         168         596
                                                  -----       -----       -----

               Total interest income .......        138         240         378
                                                  -----       -----       -----

Interest expense:

     Deposits ..............................        149         133         282

     Borrowings ............................         14          (6)          8
                                                  -----       -----       -----

               Total interest expense ......        163         127         290
                                                  -----       -----       -----

Net interest income (loss) .................      $ (25)      $ 113       $  88
                                                  =====       =====       =====


                        Comparison of Financial Condition
                          at December 31, 2000 and 1999

        During the year ended December 31, 2000, total assets increased by $2.7 million, or 8.3%, from $32.3 million at December 31, 1999 to $35.0 million at year-end. Loans receivable grew $4.5 million to $25.6 million, representing a 21.5% increase for the year. BOC generated significant growth in commercial, construction and home improvement loans, which increased by $1.4 million, $1.5 million and $585,000, respectively, consistent with BOC's intention to expand the concentrations of its lending products beyond its traditional one-to-four family permanent residential loans. The increase in loans outstanding was principally funded through increased customer deposit accounts.

        Customer deposit accounts increased by $4.4 million, or 20.0%, from $22.1 million at the beginning of the year to $26.6 million at year-end. Certificate of deposit accounts increased by $8.2 million while demand accounts decreased by $3.8 million. In order to take advantage of rising interest rates during the year, many of BOC's bank customers moved deposits out of demand accounts and into certificates. In early January, $1.9 million of interest-bearing balances in other banks were used to repay borrowings of that amount that had been outstanding as of December 31, 1999.

                       Comparison of Results of Operations
                 for the Years Ended December 31, 2000 and 1999

        Net Income. Net income for 2000 was $156,000, or $.22 per share, as compared with net income of $109,000, or $.14 per share, for 1999, an increase of $47,000 or $.08 per share. Increases of $88,000 and $59,000, respectively, in net interest income and non-interest income more than offset increases of $9,000 in the provision for loan losses and $57,000 in non-interest expenses. The increase in non-interest income was primarily attributable to an increase of $54,000 in income from mortgage operations.

     Net Interest Income. Net interest income increased by $88,000 principally as a result of a larger concentration of interest-earning assets in higher yielding loans during 2000 as compared with 1999. Average total interest-earning assets declined by $37,000 in 2000 as compared with 1999, but the average balance of loans outstanding increased by $5.3 million, with a corresponding decrease in the average balance of interest-earning liquid assets and investments. As a result, and despite the trend of rising interest rates during 2000, BOC's net interest margin increased to 2.58% for the year as compared with 1.92% for 1999.

     Non-Interest Expenses. Total non-interest expenses were $999,000 for the year ended December 31, 2000, an increase of $57,000 from the 1999 total of $942,000. Increases of $124,000 and $34,000, respectively, in personnel and occupancy costs were offset in large measure by a decrease of $100,000 in other non-interest expenses. Personnel costs increased as a result of (1) additional costs of $53,000 recognized in connection with BOC's MRP, (2) an increase of $19,000 in group insurance, reflecting the broad trend in health care costs, and
(3) an increase of $10,000 in ESOP expense. Occupancy costs increased by $24,000 as a result of depreciation and other costs relating to computer and equipment additions during the year. An additional element of the increases in personnel and occupancy costs relates to BOC's loan origination office in Concord that was open throughout 2000 as compared with eight months in 1999.

                                  Asset Quality

     Non-performing assets include non-accrual loans, accruing loans contractually past due 90 days or more, restructured loans, other real estate and other real estate under contract for sale. Loans are placed on non-accrual when management has concerns relating to the ability to collect the loan principal and interest, and generally when such loans are 90 days or more past due. While non-performing assets represent potential losses to BOC, management does not anticipate any aggregate material losses since most loans are believed to be adequately secured. Management believes the allowance for loan losses is sufficient to absorb known risks in the portfolio. No assurance can be given that economic conditions will not adversely affect borrowers and result in increased losses. BOC had no non-performing assets at December 31, 2000 and 1999. Additionally, management is aware of no loans that (i) represent or result from trends or uncertainties which management reasonably expects will materially impact future operating results, liquidity or capital resources or (ii) represent material credits about which management has information that causes them to have serious doubts as to the ability of such borrowers to comply with the loan repayment terms.

                         Liquidity and Capital Resources

     During 2000 and 1999, BOC paid regular cash dividends of $.20 and $.15 per share, respectively. Although BOC anticipates that it will continue to declare cash dividends on a regular basis, the Board of Directors will review its policy on the payment of dividends on an ongoing basis, and such payment will be subject to future earnings, cash flows, capital needs, and regulatory restrictions.

     After thoroughly assessing BOC's capital and liquidity needs, BOC's Board of Directors authorized a special non-recurring return of capital dividend of $3.50 per share that was paid during 1999. This special dividend resulted in a decrease of $2.8 million both in liquid assets and in stockholders' equity. At the first quarter-end after payment of the special dividend, however, liquid assets and stockholders' equity represented 30.2% and 24.9%, respectively, of total assets. The Board of Directors does not contemplate payment of additional special dividends in the foreseeable future.

     Maintaining adequate liquidity while managing interest rate risk is the primary goal of BOC's asset and liability management strategy. Liquidity is the ability to fund the needs of Carolinas' borrowers and depositors, pay operating expenses, and meet regulatory liquidity requirements. Maturing investments, loan and mortgage-backed security principal repayments, deposits and income from operations are the main sources of liquidity. Carolinas' primary uses of liquidity are to fund loans and to make investments. As of

December 31, 2000, liquid assets (cash, interest-earning deposits, federal funds sold, and marketable investment securities) were approximately $7.9 million, which represents 22.5% of total assets.

     At December 31, 2000, outstanding loan commitments were $3.8 million, the undisbursed portion of construction loans was $2.2 million and outstanding lines of credit aggregated $3.6 million. Funding for these commitments is expected to be provided from available liquidity, growth in deposits, loan principal repayments, maturing investments and income generated from operations. If needed, BOC can also fund lending through borrowings from the Federal Home Loan Bank of Atlanta under a line of credit of $3.5 million at December 31, 2000.

     Under federal capital regulations, BOC and Carolinas must satisfy certain minimum leverage ratio requirements and risk-based capital requirements. Failure to meet such requirements can initiate certain mandatory, and possibly additional discretionary, actions by regulators that, if undertaken, could have a direct material effect on Carolinas' financial statements. At December 31, 2000 and 1999, BOC and Carolinas exceeded all such requirements.

     A significant source of BOC's funds are interest income and dividends received from Carolinas. These funds should be adequate to cover BOC's needs.

                        Accounting and Regulatory Matters

     Management is not aware of any known trends, events, uncertainties or current recommendations by regulatory authorities that will have, or that are reasonably likely to have, a material effect on BOC's liquidity, capital resources, or other operations.

                     Impact of Inflation and Changing Prices

     The financial statements and notes thereto presented herein have been prepared in accordance with generally accepted accounting principles, which require the measurement of financial position and operating results in terms of historical dollars without considering the change in the relative purchasing power of money over time and due to inflation. The impact of inflation is reflected in the increased cost of BOC's operations. Unlike most industrial companies, nearly all BOC's assets and liabilities are monetary in nature. As a result, interest rates have a greater impact on BOC's performance than do the effects of general levels of inflation. Interest rates do not necessarily move in the same direction or to the same extent as the price of goods and services.

                        Comparison of Financial Condition
                     at June 30, 2001 and December 31, 2000

     During the six months ended June 30, 2001, total assets increased by $6.1 million or 17.5%, from $35.0 million to $41.1 million. This increase occurred principally as a result of strong loan growth, as net loans rose sharply to $35.2 million, representing an increase of $9.6 million or 37.4% from the December 31, 2000 balance of $25.6 million. Commercial loans grew by $6.0 million, accounting for 61.9% of the overall increase in loans. Increases of $4.2 million in customer deposits and $2.0 million in borrowings, combined with a decrease in liquid assets of $3.6 million, provided funding for the growth in loans.

                       Comparison of Results of Operations
                for the Three Months Ended June 30, 2001 and 2000

     For the three months ended June 30, 2001, BOC incurred a net loss of $44,000 or $.06 per share as compared with net income of $36,000 or $.05 per share for the quarter ended June 30, 2000.

     The provision for loan losses during the current quarter was $147,000 as compared with $3,000 for the second quarter of 2000, an increase of $144,000. While BOC's loan portfolio continues to perform well, with no nonperforming loans at quarter-end, a substantial portion of the increase in loans has consisted of commercial loans. Such loans generally yield higher rates of interest than the residential mortgage loans that have historically comprised the overwhelming majority of BOC's outstanding loans, but with higher risk characteristics. Management has made this significant increase in the provision for loan losses in response to that higher level of risk, but with the expectation that the higher yields on commercial loans will contribute to improved future profitability. Management will continue to make additions to BOC's allowance for loan losses based upon growth in loans and upon the other risk characteristics. Absent the development of significant identifiable loan problems, however, it is not expected that additions to the loan loss allowance over the balance of 2001 will approach the magnitude of the provision made during the quarter just ended.

     Net interest income for the current quarter was $304,000, only $9,000 more than for the quarter ended June 30, 2000. The potential positive impact of an increase in the volume of both interest-earning assets and interest-bearing liabilities was largely offset by the trend in interest rates that resulted in a narrowing of BOC's net interest margin.

     Non-interest income increased by $55,000. Substantially all of this increase related to the origination and sale of mortgage loans in the secondary, which generated income of $45,000 in the current quarter as compared with $7,000 in the second quarter of 2000. As a result, BOC's loan origination office in Concord, which previously had been a source of losses, broke even for the quarter ended June 30, 2001. Non-interest expenses increased from $237,000 for the quarter ended June 30, 2000, to $278,000 for the quarter ended June 30, 2001, essentially because personnel costs increased by $44,000. The rise in personnel costs represents a combination of normal inflationary increases and additional costs incurred to generate the improved performance of BOC's Concord loan origination office.

                       Comparison of Results of Operations
                 for the Six Months Ended June 30, 2001 and 2000

     Net income for the six months ended June 30, 2001, was $5,000 or $.01 per share as compared with net income of $70,000 or $.10 per share for the six months ended June 30, 2000, a decrease of $65,000 or $.09 per share. This decrease is principally attributable to the significant addition to BOC's allowance for loan losses during the second quarter of 2001, as discussed under the caption "Comparison of Results of Operations for the Three Months Ended June 30, 2001 and 2000."

     Net interest income for the current six months was $594,000, only $16,000 more than for the six months ended June 30, 2000. The potential positive impact of an increase in the volume of both interest-earning assets and interest-bearing liabilities was largely offset by the trend in interest rates that resulted in a narrowing of BOC's net interest margin.

     Non-interest income increased by $100,000. Substantially all of this increase related to the origination and sale of mortgage loans in the secondary, which generated income of $90,000 in the current six month period as compared with $13,000 in the six months ended June 30, 2000. As a result, BOC's loan origination office in Concord, which previously had been a source of losses, broke even for the six months ended June 30, 2001. Non-interest expenses increased from $480,000 for the six months ended June 30, 2000, to $544,000 for the six months ended June 30, 2001, essentially because personnel costs increased by $68,000. The rise in personnel costs represents a combination of normal inflationary increases and additional costs incurred to generate the improved performance of BOC's Concord loan origination office.

                         Liquidity and Capital Resources

     The objective of BOC's liquidity management is to ensure the availability of sufficient cash flows to meet all financial commitments and to capitalize on opportunities for expansion. Liquidity management addresses Carolinas' ability to meet deposit withdrawals on demand or at contractual maturity, to repay borrowings as they mature, and to fund new loans and investments as opportunities arise.

     The primary sources of internally generated funds are principal and interest payments on loans receivable and cash flows generated from operations. External sources of funds include increases in deposits and advances from the FHLB of Atlanta.

     At June 30, 2001, liquid assets comprise 10.5% of total assets. Management believes that it will have sufficient funds available to meet its anticipated future loan commitments as well as other liquidity needs.

     At June 30, 2001, both BOC and Carolinas substantially exceed all applicable regulatory capital requirements.

Beneficial Ownership of Securities

     The following table describes the beneficial ownership of BOC Stock as of October 15, 2001, by BOC's current directors and Chief Executive Officer, individually, and by all current directors and executive officers as a group. On October 15, 2001, John A. Drye and Henry H. Land (who are included in the table) were the only persons known to management of BOC to beneficially own more than 5% of the outstanding shares of BOC Stock.

           Name and address                         Amount and nature of        Percentage of
         of beneficial owner                      beneficial ownership (1)        class (3)
   ---------------------------------             --------------------------    ---------------
   John A. Drye ...........................              99,311 (2)                 12.16%

   Henry H. Land ..........................              99,811 (2)                 12.22%

   Susan Linn Norvell .....................              21,252                      2.60%

   Lynne Scott Safrit .....................              25,251                      3.09%

   Stephen R. Talbert .....................              24,001                      2.96%

   All directors and executive officers
     as a group (five persons) ............             195,567                     22.84%

_______________

(1) Except as otherwise noted, to the best of BOC's knowledge, the individuals named and included in the group exercise sole voting and investment power with respect to all listed shares. Individuals named and included in the group exercise shared voting and investment power with respect to certain of the listed shares as follows: Ms. Safrit - 6,000 shares; Mr. Talbert - 3,200 shares. The listed shares include the following numbers of shares which could be purchased pursuant to currently exercisable stock options and with respect to which shares the individuals named and included in the group may be deemed to exercise sole investment power only: Mr. Drye - 11,572; Mr. Land - 11,572 shares; Ms. Norvell - 11,572 shares; Ms. Safrit - 11,571 shares; and Mr. Talbert - 4,887 shares. The listed shares also include the following numbers of unvested shares held in trust under BOC's Management Recognition Plan and with respect to which shares the individuals named and included in the group exercise sole voting power only: Mr. Drye - 3,840; Mr. Land - 3,840 shares; Ms. Norvell - 3,840 shares; Ms. Safrit - 3,840 shares; and Mr. Talbert - 6,557 shares.
(2) Includes 74,059 shares held jointly by Messrs. Land and Drye as trustees of BOC's Employee Stock Ownership Plan (the "ESOP"), the voting of which may be directed by Messrs. Land and Drye. Unallocated shares under the ESOP are voted by the trustees or their substitutes in the same proportion as the participant-directed voting of allocated shares, unless voting in that manner would, in the trustees' judgment, violate fiduciary obligations under the Employee Retirement Income Securities Act of 1974.
(3) Percentages are calculated based on 805,000 total outstanding shares plus, in the case of each named individual and the group, the number of additional shares (if any) that could be purchased by that individual or by persons included in the group pursuant to currently exercisable stock options.

Board of Directors

         BOC's Bylaws provide that its Board of Directors will consist of not less than five nor more than 18 members elected to one-year terms. The Board of Directors is authorized to set and change the actual number of BOC's directors from time to time within those limits. The five current members of the Board of Directors are listed in the following table.


                                   Position(s) with       Year first                 Principal occupation and
        Name and age               BOC and Carolinas      elected (1)                  business experience
----------------------------      -------------------     -----------   --------------------------------------------
John A. Drye                          Director               1993       Partner, Central Carolina Insurance Agency, Inc.
  (37)

Henry H. Land                         Director               1986       Certified Public Accountant and partner,
  (59)                                                                  McClary, Stocks, Smith & Land (accounting firm)

Susan Linn Norvell                    Director               1994       Homemaker
  (47)

Lynne Scott Safrit                    Director               1995       President, North American Commercial Operations,
  (43)                                                                  Castle & Cooke, Inc. (property management and
                                                                        development firm)

Stephen R. Talbert            Chairman, President and        1986       Executive officer of BOC and Carolinas
  (56)                        Chief Executive Officer

-------------------

(1) "Year first elected" refers to the year in which each individual first took office as a director of BOC or, if before the organization of BOC as Carolinas' holding company, the year in which each individual first took office as a director of Carolinas or its predecessor, the Savings Bank.

         The Merger Agreement provides that, if they remain directors of BOC at the Effective Time, BOC's current directors (not to exceed five persons) will be appointed to serve as directors of Davie, and that BOC's current Chairman, Stephen R. Talbert, will serve as Chairman of Davie's Board of Directors. (See "The Merger -- Interests of Certain Persons With Respect to the Merger" on page 35.)

Directors' Compensation

         Director Fees. For their services as directors and attendance at Board meetings, BOC's non-employee directors currently receive an annual retainer of $600 and fees of $300 for each Board of Directors meeting attended and $100 for attendance at each meeting of a Board committee.

         Director Stock Options. The following table lists options to purchase BOC Stock which have been granted by BOC to its four current non-employee directors pursuant to BOC's Non-Statutory Stock Option Plan.

        Name of director               Number of shares         Per share exercise price
   --------------------------          ----------------         ------------------------
       John A. Drye                         9,500                        $6.625
                                            2,072                        5.375

       Henry H. Land                        9,500                        6.625
                                            2,072                        5.375

       Susan Linn Norvell                   9,500                        6.625
                                            2,072                        5.375

       Lynne Scott Safrit                   9,500                        6.625
                                            2,071                        5.375

     Each option currently is exercisable as to all covered shares and expires ten years following the date of grant (or earlier upon certain events described in the plan). (See "The Merger -- Interests of Certain Persons With Respect to the Merger" on page 35.)

     Restricted Stock Awards. Each of BOC's four non-employee directors holds an award consisting of 6,400 restricted shares of BOC Stock which was granted by BOC during 1999 pursuant to BOC's Management Recognition Plan (the "MRP"). Mr. Talbert holds an award consisting of 10,929 restricted shares which also was granted during 1999 pursuant to the MRP. The shares covered by each award become vested and are released to the individual director at the rate of 20% per year and, as of September 24, 2001, were 40% vested. Prior to vesting, the directors may vote and receive all dividends and other distributions on the shares of BOC Stock covered by their awards. (See "The Merger -- Interests of Certain Persons With Respect to the Merger" on page 35.)

     Directors' Retirement Plan. Each of BOC's directors is a participant in Carolinas' Directors' Retirement Plan (the "DRP") under which persons who have served as directors of Carolinas for a period of ten years may become entitled to receive retirement benefits of up to $12,000 per year for a period of ten years after attaining age 70 or following their death or disability while serving as a director. Benefits become vested at the rate of 10% of the total potential benefit for each year of a director's service after the initial ten years of service. In the case of directors who were at least 65 years of age at the time the DRP was adopted, the benefits vest at the rate of 20% per year. (See "The Merger -- Interests of Certain Persons With Respect to the Merger" on page 35.)

Executive Officers

     BOC's and Carolinas' only executive officer is Stephen R. Talbert, age 55, who serves as Chairman, President and Chief Executive Officer of both BOC and Carolinas. He has served as an officer of BOC since its organization during 1998 as Carolinas' bank holding company. Previously, he had served as an executive officer of Carolinas or its predecessor since 1971. Mr. Talbert will serve as Chairman and Executive Vice President of Davie following the Merger and the Bank Merger. (See "The Merger -- Interests of Certain Persons With Respect to the Merger" on page 35.)

Executive Compensation

     Cash Compensation. The following table shows cash and certain other compensation paid to or deferred by BOC's Chief Executive Officer for the years indicated. BOC's officers also serve and are compensated as officers and employees of Carolinas, and they do not receive any additional compensation for their service as officers of BOC.

                                                            SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------

                                             Annual compensation                           Long term compensation
                                   -----------------------------------------     ------------------------------------------
                                                                                 Restricted    Securities
        Name and                                              Other annual         stock       underlying        All other
 principal position(s)      Year     Salary (1)     Bonus   compensation (2)       awards        options       compensation
----------------------      ----   -------------    -----   ----------------     ----------    ----------      ------------
Stephen R. Talbert          2000      $95,940         $-0-           $-0-             -0-           5,922        $19,422 (3)
   President and Chief
   Executive Officer        1999       93,000          -0-            -0-           10,929         18,515         18,471

                            1998       88,200          -0-            -0-              -0-            -0-         17,139

   ___________________________

     (1) Includes amounts of salary deferred at Mr. Talbert's election under Carolinas' Section 401(k) plan.
     (2) In addition to compensation paid in cash, Mr. Talbert receives certain personal benefits. The value of non-cash benefits received each year by Mr. Talbert did not exceed 10% of his cash compensation for that year.
     (3) Consists of $13,592 contributed by Carolinas to its Section 401(k) plan for Mr. Talbert's account, and $5,830 allocated to the ESOP for Mr. Talbert's account.

     Employment Agreement; Change-in-Control Arrangement. Stephen R. Talbert is employed as President and Chief Executive Officer of Carolinas pursuant to an employment agreement entered into during 1998 which provides for an initial term of three years. Absent notice from either party, the term is extended by one additional year on each anniversary date of the agreement. Mr. Talbert's initial annual base salary under the agreement was $88,200, and his salary is reviewed at least annually. His base salary under the agreement for 2001 is $99,000. The agreement also provides for participation in employee benefit programs and compensation plans offered by Carolinas for all employees and fringe benefits normally associated with Mr. Talbert's position. Mr. Talbert's employment may be terminated by Carolinas for "cause" (as defined in the agreement). Upon the occurrence of a "termination event" within twenty-four months following a "change in control" of Carolinas (as those terms are defined below), Mr. Talbert may terminate the employment agreement and become entitled to receive, among other things, payment in cash of an amount equal to 299% of his then current "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended.

     As defined in the employment agreement, a "termination event" will occur if: (i) Mr. Talbert is assigned any duties or responsibilities that are inconsistent with his position, duties, responsibilities or status at the time of the change in control or if there is a change in his reporting responsibilities or title with Carolinas in effect at the time of the change in control; (ii) his base salary rate is reduced below the annual amount in effect as of the change in control; (iii) his life insurance, medical or hospitalization insurance, disability insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans or similar plans or benefits being provided by Carolinas as of the date of the change in control are reduced in their level, scope or coverage, or any such insurance, plans or benefits are eliminated, unless that reduction or elimination applies proportionately to all Carolinas' salaried employees who participate in those benefits prior to the change in control; or (iv) he is transferred to a location outside of Rowan County, North Carolina, without his express written consent.

     A "change in control" will occur if (i) any person other than BOC directly or indirectly acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of Carolinas' or BOC's voting securities, or in any manner acquires control of the election of a majority of Carolinas' or BOC's directors; (ii) Carolinas or BOC consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where Carolinas or BOC is not the surviving corporation in the transaction; (iii) all or substantially all of the assets of Carolinas or BOC are sold or otherwise transferred to or are acquired by any other corporation, association, or other person, entity, or group; or (iv) when, during any consecutive two-year period, directors of Carolinas or BOC at the beginning of that period cease to constitute a majority of the Board of Directors of Carolinas or BOC, unless the election of replacement directors was approved by a majority vote of the initial directors then in office.

     The Merger will result in a "change in control" of Carolinas as defined in the employment agreement. (See "The Merger -- Interests of Certain Persons With Respect to the Merger" on page 35.)

     Stock Options. The following table contains information regarding options to purchase BOC Stock that were granted during 2000 to BOC's Chief Executive Officer, Stephen R. Talbert, under BOC's Incentive Option Plan which was approved by BOC's shareholders during 1999.

                                                    OPTION GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------------

                                                                                               Potential realizable value at
                                                                                               assumed annual rates of stock
                                                                                                    price appreciation
                                     Individual grants                                               for option term
-------------------------------------------------------------------------------------------   -------------------------------

                                                % of total
                       No. of securities     options granted    Exercise or
                      underlying options     to employees in    base price      Expiration
         Name            granted (#)(1)        fiscal year       ($/share)         date         5% ($)        10% ($)
------------------  ----------------------   ----------------  -------------    ----------      -------       -------
Stephen R. Talbert           5,922                  85.0%         $5.375          2010          $20,018       $50,730

__________________

(1) The options were granted on February 15, 2000, and become exercisable as to 20% of the covered shares on February 15 of each year, beginning in 2001, and they expire ten years following the date of grant.


     The following table contains information regarding all options to purchase BOC Stock held by BOC's Chief Executive Officer on December 31, 2000.


                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                        --------------------------------------------------------------------------
                                                           VALUES
                                                           ------

                                                      Number of securities underlying           Value of unexercised
                                                                unexercised                     in-the-money options
                                                        options at December 31, 2000            at December 31, 2000
                                                     --------------------------------       -----------------------------

                             Shares
                            acquired       Value      Exercisable      Unexercisable
     Name                 on exercise     realized        (#)              (#)             Exercisable (2)      Unexercisable (2)
---------------           ------------    --------    -----------      -------------       ---------------      -----------------
Stephen R. Talbert             (1)           --          3,703            20,734               $-0-                 $-0-

_____________________
(1)    No options were exercised during 2000.
(2) Reflects the amount by which the fair market value on December 31, 2000, of shares underlying unexercised options held on that date (based on the then current last known sales price per share of $5.00 for BOC Stock) exceeded the aggregate exercise price of the options. On October 15, 2001, the value of the exercisable and unexercisable options were $10,646 and $67,013, respectively, based on the then current last known sales price per share of $9.50 for BOC Stock.

Transactions with Related Parties

         Carolinas has had, and expects to have in the future, banking transactions in the ordinary course of its business with certain of its and BOC's current directors, executive officers and principal shareholders, and their associates. All loans included in those transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time the loans were made for comparable transactions with other persons, and those loans do not involve more than the normal risk of collectibility or present other unfavorable features.

                           SUPERVISION AND REGULATION

     The business and operations of Davie, BOC, and Carolinas are subject to extensive federal and state governmental regulation and supervision. The following is a summary of some of the basic statutes and regulations that apply to Davie, BOC, and Carolinas, but it is not a complete discussion of all the laws that affect their businesses.

Regulation of BOC

     BOC is a bank holding company registered with the Federal Reserve Board (the"FRB") under the Bank Holding Company Act of 1956, as amended (the "BHCA"). It is subject to supervision and examination by, and the regulations and reporting requirements of, the FRB. Under the BHCA, BOC's activities are limited to banking, managing or controlling banks, or engaging in any other activity which the FRB determines to be closely related and a proper incident to banking or managing or controlling banks.

     The BHCA prohibits BOC from acquiring direct or indirect control of more than 5.0% of the outstanding voting stock, or substantially all of the assets, of any financial institution, or merging or consolidating with another bank holding company or savings bank holding company, without prior approval of the FRB. Additionally, the BHCA prohibits BOC from engaging in, or acquiring ownership or control of more than 5.0% of the outstanding voting stock of any company engaged in, a nonbanking activity unless that activity is determined by the FRB to be closely related and a proper incident to banking. In approving an application by BOC to engage in a nonbanking activity, the FRB must consider whether that activity can reasonably be expected to produce benefits to the public, such as greater convenience, increased competition, or gains in efficiency, that outweigh possible adverse effects, such as undue concentration of resources, decreased or unfair competition, conflicts of interest or unsound banking practices.

     There are a number of obligations and restrictions imposed by law on a bank holding company and its insured bank subsidiaries that are designed to minimize potential loss to depositors and the FDIC insurance funds. For example, if a bank holding company's insured bank subsidiary becomes "undercapitalized," the bank holding company is required to guarantee (subject to certain limits) the subsidiary's compliance with the terms of any capital restoration plan filed with its federal banking agency. Also, a bank holding company is required to serve as a source of financial strength to its bank subsidiaries and to commit resources to support those banks in circumstances where it otherwise might not do so, absent such policy. Under the BHCA, the FRB may require a bank holding company to terminate any activity or to relinquish control of a nonbank subsidiary if the FRB determines that the activity or control constitutes a serious risk to the financial soundness and stability of a bank subsidiary of the bank holding company.

Regulation of Davie and Carolinas

     Davie and Carolinas each is an insured, North Carolina-chartered bank that is not a member of the Federal Reserve System. Their deposits are insured by the FDIC's Bank Insurance Fund, and they are subject to supervision and examination by, and the regulations and reporting requirements of, the FDIC and the Commissioner, which are their primary federal and state banking regulators.

     As insured banks, Davie and Carolinas are prohibited from engaging as principals in an activity that is not permitted for national banks unless (i) the FDIC determines that the activity would pose no significant risk to the deposit insurance fund and (ii) the bank is, and continues to be, in compliance with all applicable capital standards. Insured banks also are prohibited from directly acquiring or retaining any equity investment of a type or in an amount not permitted for national banks.

     The FDIC and the Commissioner have broad powers to enforce laws and regulations that apply to Davie and Carolinas and to require corrective action of conditions that affect their safety and soundness. Among others, these powers include issuing cease and desist orders, imposing civil penalties, and removing officers and directors.

     Though neither are members of the Federal Reserve System, the business of both Davie and Carolinas is influenced by prevailing economic conditions and governmental policies, both foreign and domestic, and by the monetary and fiscal policies of the FRB. The actions and policy directives of the FRB determine to a significant degree the cost and the availability of funds obtained from money market sources for lending and investing and also influence, directly and indirectly, the rates of interest paid by commercial banks on their time and savings deposits. The nature and impact on Davie and Carolinas of future changes in economic conditions and monetary and fiscal policies are not predictable.

     Davie, as the surviving bank in the Merger and the Bank Merger, will continue to be an insured, North Carolina-chartered non-member bank, subject to the same supervision, examination and reporting requirements as currently apply to both it and Carolinas. Davie will not be a bank holding company under the BHCA.

Gramm-Leach-Bliley Act

     The federal Gramm-Leach-Bliley Act (the "GLB Act") adopted by Congress during 1999 has dramatically changed various federal laws governing the banking, securities and insurance industries. The GLB Act has expanded opportunities for banks and bank holding companies to provide services and engage in other revenue-generating activities that previously were prohibited to them.

     With respect to bank holding companies, the GLB Act in general (i) expands opportunities to affiliate with securities firms and insurance companies; (ii) overrides certain state laws that would prohibit certain banking and insurance affiliations; (iii) expands the activities in which banks and bank holding companies may participate; (iv) requires that banks and bank holding companies engage in some activities only through affiliates owned or managed in accordance with certain requirements; (v) reorganizes responsibility among various federal regulators for oversight of certain securities activities conducted by banks and bank holding companies; and (vi) requires banks to adopt and implement policies and procedures for the protection of the financial privacy of their customers, including procedures that allow customers to elect that certain financial information not be disclosed to certain persons.

     The GLB Act has expanded opportunities for BOC, Carolinas and Davie to provide other services and obtain other revenues in the future but, at present, it has not had a significant effect on our respective operations as they are presently conducted. However, this expanded authority also may present each of us with new challenges as our larger competitors are able to expand their services and products into areas that are not feasible for smaller, community oriented financial institutions. The economic effects of the GLB Act on the banking industry, and on competitive conditions in the financial services industry generally, may be profound.

Payment of Dividends

     Under federal law, Davie and Carolinas, as insured banks, each is prohibited from making any capital distributions, including paying a cash dividend, if it is, or after making the distribution it would become, "undercapitalized" as that term is defined in the Federal Deposit Insurance Act (the "FDIA"). Additionally, if in the opinion of the FDIC an insured bank under its jurisdiction is engaged in or is about to engage in an unsafe or unsound practice (which, depending on the financial condition of the bank, could include the payment of dividends), the FDIC may require, after notice and hearing, that the bank cease and desist from that practice. The federal banking agencies have indicated that paying dividends that deplete a bank's capital base to an inadequate level would be an unsafe and unsound banking practice. (See "-- Prompt Corrective Action" below.) The federal agencies have issued policy statements which provide that insured banks generally should only pay dividends out of current operating earnings, and under the FDIA no dividend may be paid by an insured bank while it is in default on any assessment due the FDIC. The payment of dividends by Davie and Carolinas also may be affected or limited by other factors, such as requirements that their regulators have authority to impose on them to maintain their capital above regulatory guidelines.

     Under North Carolina banking law, a bank may pay dividends only out of its undivided profits. If a bank's surplus is less than 50% of its paid-in capital stock, it may not declare a cash dividend until it has transferred from undivided profits to surplus 25% of its undivided profits or any lesser percentage that may be required to restore its surplus to an amount equal to 50% of its paid-in capital stock. However, no cash dividends may be paid at any time by a bank when it is insolvent or when payment of a dividend would render it insolvent or be contrary to its Articles of Incorporation. Additionally, there are statutory provisions regarding the calculation of undivided profits from which dividends may be paid.

     Under North Carolina corporate law, BOC is authorized to pay dividends such as are declared by its Board of Directors, provided that no such distribution results in its insolvency on a going concern or balance sheet basis. However, since BOC's only source of funds with which it can pay dividends to its shareholders is dividends it receives from Carolinas, BOC's ability to pay dividends effectively is subject to the same limitations that apply to Carolinas under banking laws.

Capital Adequacy

     BOC, Carolinas and Davie each is required to comply with the capital adequacy standards established by the FRB in the case of BOC, and by the FDIC in the case of Davie and Carolinas. The FRB and the FDIC have promulgated risk-based capital and leverage capital guidelines for determining the adequacy of the capital of a bank holding company or a bank, and all applicable capital standards must be satisfied for a bank holding company or a bank to be considered in compliance with these capital requirements.

     Under the risk-based capital measure, the minimum ratio ("Total Capital Ratio") of an entity's total capital ("Total Capital") to its risk-weighted assets (including certain off-balance-sheet items, such as standby letters of credit) is 8.0%. At least half of Total Capital must be composed of common equity, undivided profits, minority interests in the equity accounts of consolidated subsidiaries, qualifying noncumulative perpetual preferred stock, and a limited amount of cumulative perpetual preferred stock, less goodwill and certain other intangible assets ("Tier 1 Capital"). The remainder ("Tier 2 Capital") may consist of certain subordinated debt, certain hybrid capital instruments and other qualifying preferred stock, and a limited amount of loan loss reserves. On June 30, 2001, BOC's, Carolinas' and Davie's Total Capital Ratios were 28.63%, 28.01% and 8.68%, respectively, and their ratios of Tier 1 Capital to risk-weighted assets ("Tier 1 Capital Ratio") were 27.98%, 27.36% and 7.48%, respectively, which were above the FRB's and the FDIC's minimum risk-based capital guidelines.

     Under the leverage capital measure, the minimum ratio (the "Leverage Capital Ratio") of Tier 1 Capital to average assets, less goodwill and certain other intangible assets, is 3.0% for entities that meet certain specified criteria, including having the highest regulatory rating. All others generally are required to maintain an additional cushion of 100 to 200 basis points above the stated minimum. The FDIC's guidelines also provide that banks experiencing internal growth or making acquisitions will be expected to maintain strong capital positions substantially above the minimum levels without significant reliance on intangible assets, and the FDIC has indicated that it will consider a bank's "Tangible Leverage Ratio" (deducting all intangibles) and other indicia of capital strength in evaluating proposals for expansion or new activities. On June 30, 2001, BOC's, Carolinas' and Davie's Leverage Capital Ratios were 20.35%, 20.14% and 6.76%, respectively, which were above the FRB's and the FDIC's minimum leverage capital guidelines.

     Failure to meet capital guidelines could subject a bank holding company or a bank to a variety of enforcement remedies, including issuance of a capital directive, the termination of deposit insurance by the FDIC, a prohibition on the taking of brokered deposits, and certain other restrictions on its business. As described below, substantial additional restrictions can be imposed upon FDIC-insured banks that fail to meet applicable capital requirements. (See "-- Prompt Corrective Action" below.)

     The FRB and the FDIC also consider interest rate risk (when the interest rate sensitivity of an institution's assets does not match the sensitivity of its liabilities or its off-balance-sheet position) in the evaluation of an entity's capital adequacy. The bank regulatory agencies' methodology for evaluating interest rate risk requires banks with excessive interest rate risk exposure to hold additional amounts of capital against their exposure to losses resulting from that risk.

Prompt Corrective Action

     Current federal law establishes a system of prompt corrective action to resolve the problems of undercapitalized institutions. Under this system, the federal banking regulators have established five capital categories ("well capitalized," "adequately capitalized," "undercapitalized," "significantly undercapitalized," and "critically undercapitalized"). The regulators are required to take certain mandatory supervisory actions, and they are authorized to take other discretionary actions, with respect to institutions in the three undercapitalized categories. The severity of any actions taken will depend upon the capital category in which an institution is placed. Generally, subject to a narrow exception, current federal law requires the banking regulators to appoint a receiver or conservator for an institution that is critically undercapitalized.

     Under the final agency rules implementing the prompt corrective action provisions, an institution is deemed to be "well capitalized" if it (i) has a Total Capital Ratio of 10.0% or greater, a Tier 1 Capital Ratio of 6.0% or greater, and a Leverage Ratio of 5.0% or greater, and (ii) is not subject to any written agreement, order, capital directive, or prompt corrective action directive issued by the appropriate federal banking agency. An institution is considered to be "adequately capitalized" if it has a Total Capital Ratio of 8.0% or greater, a Tier 1 Capital Ratio of 4.0% or greater, and a Leverage Ratio of 4.0% or greater. A depository institution that has a Total Capital Ratio of less than 8.0%, a Tier 1 Capital Ratio of less than 4.0%, or a Leverage Ratio of less than 4.0%, is considered to be "undercapitalized." A depository institution that has a Total Capital Ratio of less than 6.0%, a Tier 1 Capital Ratio of less than 3.0%, or a Leverage Ratio of less than 3.0%, is considered to be "significantly undercapitalized," and an institution that has a tangible equity capital to assets ratio equal to or less than 2.0% is deemed to be "critically undercapitalized." For purposes of the regulation, the term "tangible equity" includes core capital elements counted as Tier 1 Capital for purposes of the risk-based capital standards, plus the amount of outstanding cumulative perpetual preferred stock (including related surplus), minus all intangible assets with certain exceptions. A depository institution may be deemed to be in a capitalization category that is lower than is indicated by its actual capital position if it receives an unsatisfactory examination rating.

     An institution that is categorized as "undercapitalized," "significantly undercapitalized," or "critically undercapitalized" is required to submit an acceptable capital restoration plan to its appropriate federal banking agency. An "undercapitalized" institution also is generally prohibited from increasing its average total assets, making acquisitions, establishing any branches, or engaging in any new line of business, except in accordance with an accepted capital restoration plan or with the approval of the FDIC. In addition, the appropriate federal banking agency is given authority with respect to any "undercapitalized" depository institution to take any of the actions it is required to or may take with respect to a "significantly undercapitalized" institution as described above if it determines that those actions are necessary to carry out the purpose of the law. On June 30, 2001, Carolinas had the requisite capital levels to qualify as "well capitalized." On that date, Davie's Tier 1 Capital Ratio (at 7.48%) and Leverage Ratio (at 6.76%) were above the "well capitalized" level, but Davie was classified as "adequately capitalized" since its Total Capital Ratio (at 8.68%) was below the 10.0% "well capitalized" level.

Reserve Requirements

     Pursuant to regulations of the FRB, all FDIC-insured depository institutions must maintain average daily reserves against their transaction accounts. No reserves are required to be maintained on the first $4.7 million of transaction accounts, but reserves equal to 3.0% must be maintained on the aggregate balances of those accounts between $4.7 million and $47.8 million, and reserves equal to 10.0% must be maintained on aggregate balances in excess of $47.8 million. These percentages are subject to adjustment by the FRB. Because required reserves must be maintained in the form of vault cash or in a non-interest-bearing account

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

at a Federal Reserve Bank, the effect of the reserve requirement is to reduce the amount of the institution's interest-earning assets. As of June 30, 2001, Davie and Carolinas each met its reserve requirements.

FDIC Insurance Assessments

     The FDIC currently uses a risk-based assessment system that takes into account the risks attributable to different categories and concentrations of assets and liabilities for purposes of calculating deposit insurance assessments to be paid by insured banks. The risk-based assessment system categorizes banks as "well capitalized," "adequately capitalized" or "undercapitalized." These three categories are substantially similar to the prompt corrective action categories described above, with the "undercapitalized" category including banks that are "undercapitalized," "significantly undercapitalized" and "critically undercapitalized" for prompt corrective action purposes. Banks also are assigned by the FDIC to one of three supervisory subgroups within each capital group, with the particular supervisory subgroup to which a bank is assigned being based on a supervisory evaluation provided to the FDIC by the bank's primary federal banking regulator and information which the FDIC determines to be relevant to the bank's financial condition and the risk posed to the deposit insurance funds (which may include, if applicable, information provided by the bank's state supervisor). A different insurance assessment rate (ranging from zero to 31 basis points) applies to each of the nine assessment risk classifications (i.e., combinations of capital groups and supervisory subgroups). A bank's assessment rate is determined based on the capital category and supervisory subgroup to which it is assigned.

     A bank's deposit insurance may be terminated by the FDIC upon a finding that the bank has engaged in unsafe and unsound practices, is in an unsafe or unsound condition to continue operations, or has violated any applicable law, regulation, rule, order, or condition imposed by the FDIC.

Community Reinvestment

     Under the Community Reinvestment Act ("CRA"), as implemented by regulations of the federal bank regulatory agencies, an insured bank has a continuing and affirmative obligation, consistent with its safe and sound operation, to help meet the credit needs of its entire community, including low and moderate income neighborhoods. The CRA does not establish specific lending requirements or programs for banks, nor does it limit a bank's discretion to develop the types of products and services that it believes are best suited to its particular community, consistent with the CRA. The CRA requires the federal bank regulatory agencies, in connection with their examination of insured banks, to assess the banks' records of meeting the credit needs of their communities, using the ratings of "outstanding," "satisfactory," "needs to improve," or "substantial noncompliance," and to take that record into account in its evaluation of certain applications by those banks. All banks are required to make public disclosure of their CRA performance ratings. Davie and Carolinas each received a "satisfactory" rating in its most recent CRA examination.

                         CAPITAL STOCK OF DAVIE AND BOC

Capital Stock of Davie

     Authorized Capital. Davie's authorized capital stock consists of 5,000,000 shares of $5.00 par value common stock, of which 893,100 shares were issued and outstanding on June 30, 2001.

     Voting Rights. Holders of Davie Stock are entitled to one vote per share held of record on all matters submitted to a vote of shareholders.

     The North Carolina Control Share Acquisition Act, in general, provides that shares of voting stock of a corporation (to which that Act applies) acquired in a "control share acquisition" ("Control Shares") will have no voting rights unless those rights are granted by resolution adopted by the holders of at least a majority of the outstanding shares of the corporation entitled to vote in the election of directors, excluding shares held by the person who has acquired or proposes to acquire the Control Shares and excluding shares held by any officer or director who is also an employee of the corporation. "Control Shares" are defined as shares of a corporation acquired by any person which, when added to the shares already owned by that person, would entitle the person (except for the application of the Act) to voting power in the election of directors equal to or greater than (i) one-fifth of all voting power, (ii) one-third of all voting power, or (iii) a majority of all voting power. "Control share acquisition" means the acquisition by any person of beneficial ownership of Control Shares with certain exceptions, including an acquisition pursuant to certain agreements of merger or consolidation to which the corporation is a party, and purchases of shares directly from the corporation.

     Charter Amendments. Subject to certain conditions, and with certain exceptions, an amendment to Davie's charter, including an amendment to increase or change Davie's authorized capital stock, may be effected if the amendment is recommended to Davie's shareholders by the Board of Directors and if the votes cast by shareholders in favor of the amendment exceed the votes cast opposing the amendment.

     Merger, Share Exchange, Sale of Assets and Dissolution. In general, North Carolina law requires that any merger, share exchange, voluntary liquidation or transfer of substantially all the assets (other than in the ordinary course of business) of Davie be recommended to its shareholders by its Board of Directors and be approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of its voting stock. However, under the North Carolina Shareholder Protection Act, the affirmative vote of the holders of 95% of Davie's outstanding voting shares (voting as a single class, but excluding shares owned by an "interested shareholder") is required to approve certain business combinations between Davie and an entity which owns more than 10% of Davie's voting shares.

     Davie's Articles of Incorporation provide that, in connection with the exercise of their judgment in determining what is in the best interests of Davie and its shareholders with respect to any proposal, including a proposed acquisition or other change in control of Davie, Davie's directors may consider various factors in addition to the long- and short-term interests of Davie's shareholders. Those other factors may include the social and economic effects of the proposal on Davie's employees, customers and communities. Additionally, in the case of a proposed change in control, the directors may consider the business and financial condition of the acquiring person and the competence, experience and integrity of the acquiring person and its management, as well as the prospects for successful completion of the proposed transaction. Since this provision would permit Davie's Board of Directors to consider factors other than the financial effect of a proposed transaction on Davie's shareholders and to reject a proposal to acquire Davie based on these various other factors, under some circumstances this provision may be used as, or have the effect of, an "anti-takeover" device or a deterrent to an acquisition or change in control of Davie, whether or not such a transaction was favored by Davie's shareholders.

     Dividends. Holders of Davie Stock are entitled to dividends if and when declared by Davie's Board of Directors from funds legally available, whether in cash or in stock. (See "-- Differences in Capital Stock" below.)

     Liquidation. Holders of Davie Stock are entitled, upon a liquidation, dissolution or winding up of Davie, to participate ratably in the distribution of assets legally available for distribution to holders of common stock.

     Assessability. Shares of Davie Stock generally are not assessable. However, under North Carolina laws that apply to banks, if Davie's capital becomes impaired due to losses or any other cause, and if its surplus and undivided profits are not sufficient to make good that impairment, the Commissioner may require Davie's Board of Directors to assess the holders of Davie Stock for the amount of the impairment. A shareholder's failure to pay such an assessment could result in a forced sale of the shareholder's stock with the proceeds being applied first to payment of the assessment.

     Election of Directors. Davie's Bylaws provide that its Board of Directors is divided into three classes and its directors are elected to staggered three-year terms. The terms of directors in one class expire

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

each year, and directors in that class are elected for new three-year terms. The effect of staggered terms is that only approximately one-third of Davie's directors are elected each year. Since it would take longer for someone who is attempting to acquire control of Davie to replace Davie's directors through the normal election process, under some circumstances staggered terms may be used as, or have the effect of, an "anti-takeover" device or a deterrent to an acquisition or change in control of Davie, whether or not such a transaction was favored by Davie's shareholders.

     Miscellaneous. Holders of Davie Stock do not have preemptive rights to acquire other or additional shares which might be issued by Davie in the future or any redemption or sinking fund rights. First-Citizens Bank & Trust Company currently serves as the registrar and transfer agent for Davie Stock.

Differences in Capital Stock

     General. Upon consummation of the Merger, BOC's shareholders will receive Davie Stock for their BOC Stock and will become shareholders of Davie. Certain legal distinctions exist between owning Davie Stock and owning BOC Stock.

     Davie is a North Carolina banking corporation, and the rights of the holders of Davie Stock are governed by its Articles of Incorporation, Chapter 53 of the North Carolina General Statutes which is applicable to banks ("Chapter 53"), and, to the extent not inconsistent with Chapter 53, by Chapter 55 of the North Carolina General Statutes which is applicable to business corporations ("Chapter 55"). BOC is a North Carolina business corporation, and the rights of the holders of its capital stock are governed solely by its Articles of Incorporation and Chapter 55. There are differences in Chapter 53 and Chapter
55. Therefore, in some ways, the rights of Davie's shareholders are different from those of BOC's shareholders. While it is not practicable to describe all differences, those basic differences which BOC's and Davie's managements believe will have the most significant affect on the rights of BOC's shareholders when they become Davie shareholders are discussed below.

     The following is only a general summary of certain differences in the rights of holders of BOC Stock and those of holders of Davie Stock. BOC's shareholders should consult with their own legal counsel with respect to specific differences and changes in their rights as shareholders which will result from the Merger.

     Dividends. Pursuant to Chapter 55, BOC is authorized to pay dividends such as are declared by its Board of Directors, provided that no such distribution results in its insolvency on a going concern or balance sheet basis. BOC's principal asset is its ownership of all of the outstanding capital stock of Carolinas, and its sole source of funds for the payment of dividends on BOC Stock is dividends it receives (as Carolinas' sole shareholder) from Carolinas on the Carolinas capital stock it holds. Therefore, BOC's ability to pay dividends is subject to Carolinas' ability to pay dividends.

     Davie's shareholders are entitled to dividends if and when declared by Davie's Board of Directors, subject to the restrictions described below. Pursuant to Chapter 53, Davie may pay dividends only out of its undivided profits. Should at any time its surplus be less than 50% of its paid-in capital stock, Davie may not declare a cash dividend until it has transferred from undivided profits to surplus 25% of its undivided profits or any lesser percentage that may be required to restore its surplus to an amount equal to 50% of its paid-in capital stock. However, no cash dividends may be paid at any time by a bank when it is insolvent or when payment of a dividend would render it insolvent or be contrary to its Articles of Incorporation. Additionally, there are statutory provisions regarding the calculation of undivided profits from which dividends may be paid, and banking regulators may restrict or prohibit the payment of dividends by banks which have been found to have inadequate capital. (See "Supervision and Regulation -- Payment of Dividends" on page 75.)

     The Commissioner's approval of Davie's organization during 1998 was conditioned on the requirement that, for a period of three years following the time it began banking operations, it not pay any

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

cash dividend without the Commissioner's prior approval. Therefore, Davie has not paid any cash dividends to date. That express prohibition expires on December 8, 2001. However, without regard to the Commissioner's approval, on June 30, 2001, Davie had an accumulated deficit of approximately $798,000. So, on that date Davie had no undivided profits and, therefore, had no funds legally available for the payment of dividends. Davie will not be permitted to pay any cash dividends until that deficit has been recovered through future profits. Management of Davie expects that, for the foreseeable future, any profits resulting from Davie's operations will be retained as additional capital to support its operations and growth and that it will not pay any cash dividends.

     In the future, any declaration and payment of cash dividends on Davie Stock will be subject to Davie's Board of Directors' evaluation of its operating results, financial condition, future growth plans, general business and economic conditions, and tax and other relevant considerations. Also, the payment of cash dividends by Davie in the future will be subject to certain other legal and regulatory limitations (including the requirement that Davie's capital be maintained at certain minimum levels) and will be subject to ongoing review by banking regulators. There is no assurance that, in the future, Davie will have funds available to pay cash dividends, or, even if funds are available, that it will pay dividends in any particular amount or at any particular times, or that it will pay dividends at all. (See "Market and Dividend Information -- Davie's Capital Stock" on page 42.)

     Merger, Share Exchange, Sale of Assets or Dissolution. Pursuant to Chapter 55, the merger of BOC with, or a sale of substantially all of BOC's assets to, any other entity, or a dissolution of BOC, requires the prior approval of the holders of only a majority of the votes entitled to be cast by the holders of BOC's voting stock.

     Pursuant to Chapter 53, Davie may not merge or consolidate with, or sell substantially all of its assets to, any other entity, or be dissolved, without the prior approval of the holders of at least two-thirds of its outstanding shares. Therefore, approval of a merger or other business combination involving Davie, even if it is the surviving company in the transaction, will require the vote of a higher percentage of its shareholders than currently is required to approve that type of transaction involving BOC.

     In addition, Chapter 55 provides that no prior approval of BOC's shareholders is required to effect a merger of another entity into Carolinas, provided that BOC remains in control of its subsidiary following consummation of that transaction. Assuming that a sufficient number of shares of capital stock have been authorized in BOC's Articles of Incorporation, it can make acquisitions of other companies through the merger of a third party bank or other entity with or into Carolinas or another subsidiary of BOC, including acquisitions involving the issuance of BOC Stock, without the approval of BOC's shareholders. Since, after the Merger, Davie will not be organized in a holding company structure, it will not be able to acquire another bank or other company by merger without the approval of its shareholders.

     Repurchase of Capital Stock. Under Chapter 53, Davie must obtain the prior approval of the holders of two-thirds of its outstanding shares, as well as the prior approval of the Commissioner and the FDIC, before it can repurchase any of its shares of capital stock.

     Under Chapter 55, BOC may repurchase its capital stock by action of its Board of Directors without the prior approval of its shareholders. However, as a bank holding company, BOC is required to give the FRB at least 45 days prior written notice of the purchase or redemption of any shares of its outstanding equity securities if the gross consideration to be paid for such purchase or redemption, when aggregated with the net consideration paid by BOC for all purchases or redemptions of its equity securities during the 12 months preceding the date of notification, equals or exceeds 10% of BOC's consolidated net worth as of the date of such notice. The FRB may permit a purchase or redemption to be accomplished prior to expiration of the 45-day notice period if it determines that the repurchase or redemption would not constitute an unsafe or unsound practice and that it would not violate any applicable law, rule, regulation or order, or any condition imposed by, or written agreement with, the FRB.

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

     Assessability. Shares of Davie Stock generally are not assessable except in the limited circumstance in which Davie's capital has become impaired as described above under the caption "-- Capital Stock of Davie." Under Chapter 53, the Commissioner may require Davie's Board of Directors to assess the holders of Davie Stock for the amount by which Davie's capital stock has become impaired, and the shares of a shareholder who fails to pay the assessment may be sold. Under Chapter 55, shares of BOC Stock are not assessable.

     "Anti-takeover" Provisions. As described above under the caption "-- Capital Stock of Davie," Davie's Articles of Incorporation and Bylaws contain certain provisions that may be considered to be "anti-takeover" in nature and that, under some circumstances, may be used as, or have the effect of, a deterrent to an acquisition or change in control of Davie, whether or not such a transaction was favored by Davie's shareholders.

     Davie's Bylaws provide that its Board of Directors is divided into three classes and its directors are elected to staggered three-year terms. The terms of directors in one class expire each year, and directors in that class are elected for new three-year terms. The effect of staggered terms is that only approximately one-third of Davie's directors are elected each year, so it would take longer for someone who is attempting to acquire control of Davie to replace Davie's directors through the normal election process. BOC's directors are elected each year to one-year terms.

     Davie's Articles of Incorporation provide that, in connection with the exercise of their judgment in determining what is in the best interests of Davie and its shareholders with respect to any proposal, including a proposed acquisition or other change in control of Davie, Davie's directors may consider various factors in addition to the long- and short-term interests of Davie's shareholders. This provision would permit Davie's Board of Directors to consider factors other than the financial effect of a proposed transaction on Davie's shareholders and to reject a proposal to acquire Davie based on these various other factors. BOC's Articles of Incorporation contain a provision that is substantially the same as the provision in Davie's Articles of Incorporation.

     Regulation of Transferability. The capital stock of Davie, unlike that of BOC, is exempt from the registration requirements of the federal Securities Act of 1933 Act (the "1933 Act") and the North Carolina Securities Act. The effect of that exemption is to allow Davie to sell shares of Davie Stock without registration under those laws. In contrast, the public sale by BOC of its stock, and resales of its stock by certain persons who are at the time of resale "affiliates" of BOC, are required to be registered under the 1933 Act and the North Carolina Securities Act or meet certain statutory and regulatory requirements to qualify for other exemptions from registration.

                                 INDEMNIFICATION

General

     Permissible Indemnification. Chapter 55 allows a corporation, by charter, bylaw, contract, or resolution, to indemnify or agree to indemnify its officers, directors, employees, and agents and any person who is or was serving at the corporation's request as a director, officer, employee, or agent of another entity or enterprise or as a trustee or administrator under an employee benefit plan, against liability and expenses, including reasonable attorneys' fees, in any proceeding (including without limitation a proceeding brought by or on behalf of the corporation itself) arising out of their status as such or their activities in any of the foregoing capacities as summarized herein. Any provision in a corporation's charter or bylaws or in a contract or resolution may include provisions for recovery from the corporation of reasonable costs, expenses and attorneys' fees in connection with the enforcement of rights to indemnification granted therein and may further include provisions establishing reasonable procedures for determining and enforcing such rights.

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

     The corporation may indemnify such person against liability expenses incurred only where such person conducted himself or herself in good faith and reasonably believed (i) in the case of conduct in his or her official corporate capacity, that his or her conduct was in the corporation's best interests, and
(ii) in all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and, in the case of a criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. However, a corporation may not indemnify such person either in connection with a proceeding by or in the right of the corporation in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person (whether or not involving action in an official capacity) in which such person was adjudged liable on the basis that personal benefit was improperly received.

     Mandatory Indemnification. Unless limited by the corporation's charter, Chapter 55 requires a corporation to indemnify a director or officer of the corporation who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which such person was a party because he or she is or was a director or officer of the corporation against reasonable expenses incurred in connection with the proceeding.

     Advance for Expenses. Expenses incurred by a director, officer, employee, or agent of the corporation in defending a proceeding may be paid by the corporation in advance of the final disposition of the proceeding as authorized by the board of directors in the specific case, or as authorized by the charter or bylaws or by any applicable resolution or contract, upon receipt of an undertaking by or on behalf of such person to repay amounts advanced, unless it ultimately is determined that such person is entitled to be indemnified by the corporation against such expenses.

     Court-Ordered Indemnification. Unless otherwise provided in the corporation's charter, a director or officer of the corporation who is a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court deems necessary, may order indemnification if it determines either (i) that the director or officer is entitled to mandatory indemnification as described above, in which case the court also will order the corporation to pay the reasonable expenses incurred to obtain the court-ordered indemnification, or (ii) that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not such person met the requisite standard of conduct or was adjudged liable to the corporation in connection with a proceeding by or in the right of the corporation or on the basis that personal benefit was improperly received in connection with any other proceeding so charging (but if adjudged so liable, indemnification is limited to reasonable expenses incurred).

     Parties Entitled to Indemnification. Chapter 55 defines "director" to include former directors and the estate or personal representative of a director. Unless its charter provides otherwise, a corporation may indemnify and advance expenses to an officer, employee or agent of the corporation to the same extent as to a director and also may indemnify and advance expenses to an officer, employee or agent who is not a director to the extent, consistent with public policy, as may be provided in its charter or bylaws, by general or specific action of its board of directors, or by contract.

Indemnification by Davie and BOC

     The Bylaws of Davie and BOC provide for indemnification of their respective directors and officers to the fullest extent permitted by North Carolina law and require the Board of Directors to take all actions necessary and appropriate to authorize such indemnification.

     Under North Carolina law, a corporation also may purchase insurance on behalf of any person who is or was a director or officer against any liability arising out of his status as such. Davie and BOC each currently maintain a directors' and officers' liability insurance policy and its coverage is applicable to all their respective directors and officers.

                                  LEGAL MATTERS

     The validity of the Davie Stock to be issued in connection with the Merger is being passed upon for Davie by Ward and Smith, P.A., Raleigh, North Carolina. Certain legal matters relating to the Merger will be passed upon for BOC by Gaeta & Glesener, P.A., Raleigh, North Carolina.

                             INDEPENDENT ACCOUNTANTS

     The financial statements of Davie as of December 31, 2000 and 1999, and for the years then ended, which are included in this Joint Proxy Statement/Offering Circular, have been audited by Crisp Hughes Evans LLP, independent accountants, as indicated in their report which is included herein. Representatives of Crisp Hughes Evans LLP, are not expected to attend the Davie Special Meeting, to make a statement at the meeting, or to be available to answer questions.

     The consolidated financial statements of BOC as of December 31, 2000 and 1999, and for the years then ended, which are included in this Joint Proxy Statement/Offering Circular, have been audited by Dixon Odom PLLC, independent accountants, as indicated in their report which is included herein. Representatives of Dixon Odom PLLC are not expected to attend the BOC Special Meeting, to make a statement at the meeting, or to be available to answer questions.

                  PROPOSALS FOR ANNUAL MEETINGS OF SHAREHOLDERS

     Davie currently expects that its 2002 annual meeting of shareholders will be held during April 2002. Any proposal of a Davie shareholder which is intended to be presented for action at that annual meeting must be received by Davie in writing at its main office in Mocksville, North Carolina, no later than November 16, 2001, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy distributed by Davie in connection with that meeting.

     If the Merger is completed, then BOC will not have a 2002 annual meeting of shareholders. However, if the Merger is not completed, BOC currently expects that its next annual meeting would be held during April 2002. Any proposal of a BOC shareholder intended to be presented for action at that annual meeting would have to be received by BOC in writing at its main office in Landis, North Carolina, no later than November 15, 2001, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy distributed by BOC in connection with that meeting.

     In order for a proposal to be included in Davie's or BOC's proxy materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of shares of Davie Stock or BOC Stock, respectively, entitled to be voted on that proposal at their respective annual meetings and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the shareholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the SEC.

     Written notice of a shareholder proposal intended to be presented at Davie's annual meeting but which is not intended to be included in its proxy statement and form of appointment of proxy must be received by Davie at its main office in Mocksville, North Carolina, no later than January 30, 2002, in order for that proposal to be considered timely received for purposes of the discretionary authority of the proxies at that meeting to vote on other matters presented for action by shareholders at the meeting.

     If BOC has a 2002 annual meeting, then written notice of a shareholder proposal intended to be presented at that meeting but which is not intended to be included in BOC's proxy statement and form of appointment of proxy must be received by BOC at its main office in Landis, North Carolina, no later than February 15, 2002, in order for that proposal to be considered timely received for purposes of the discretionary authority of the proxies at that meeting to vote on other matters presented for action by shareholders at the meeting.

                            FINANCIAL STATEMENTS OF
                                  BANK OF DAVIE

                          Index to Financial Statements


                                                                                            Page
                                                                                            ----
Audited Financial Statements

  Report of Independent Accountants.......................................................   F-2

  Balance Sheets-- December 31, 2000 and 1999.............................................   F-3

  Statements of Operations-- For the years ended
    December 31, 2000 and 1999............................................................   F-4

  Statements of Changes in Stockholders' Equity-- For the years ended
    December 31, 2000 and 1999............................................................   F-5

  Statements of Cash Flows-- For the years ended December 31, 2000 and 1999...............   F-6

  Notes to Financial Statements-- December 31, 2000 and 1999..............................   F-8


Unaudited Interim Financial Statements

  Balance Sheets (Unaudited)-- June 30, 2001 and 2000.....................................   F-25

  Statements of Operations (Unaudited)-- For the six months ended
    June 30, 2001 and 2000................................................................   F-26

  Statements of Cash Flows (Unaudited)-- For the six months ended
    June 30, 2001 and 2000................................................................   F-27

  Notes to Financial Statements (Unaudited)-- June 30, 2001...............................   F-28

                     [LETTERHEAD OF CRISP HUGHES EVANS LLP]

                         -Independent Auditors' Report-
                         ------------------------------

Board of Directors and Stockholders
Bank of Davie
Mocksville, North Carolina

We have audited the accompanying balance sheets of the Bank of Davie (the "Bank") as of December 31, 2000 and 1999, and the related statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bank at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

                                                      /s/ Crisp Hughes Evans LLP

Asheville, North Carolina
January 24, 2001

================================================================================
                                  Bank of Davie

                                 Balance Sheets
--------------------------------------------------------------------------------

                           December 31, 2000 and 1999

           Assets                                                                       2000                 1999
           ------                                                                       ----                 ----

Cash and due from banks                                                            $  1,823,800        $    704,864
Interest-bearing deposits in banks                                                    1,616,906           1,973,835
                                                                                   ------------        ------------
         Cash and cash equivalents                                                    3,440,706           2,678,699

Federal funds sold                                                                    4,040,000           3,790,000
Securities available for sale                                                        12,477,687           3,939,844
Loans receivable, net                                                                58,507,096          32,502,973
Office properties and equipment, net                                                  3,677,188           1,461,229
Accrued interest receivable                                                             607,744             272,650
Other assets                                                                            267,180             118,794
Core deposit intangible, net                                                            766,608                  --
                                                                                   ------------        ------------

         Total assets                                                              $ 83,784,209        $ 44,764,189
                                                                                   ============        ============

   Liabilities and Stockholders' Equity
   ------------------------------------

Liabilities:
   Deposits:
     Non-interest-bearing                                                          $  4,885,968        $  2,783,647
     Interest-bearing                                                                68,855,211          33,322,510
                                                                                   ------------        ------------
         Total deposits                                                              73,741,179          36,106,157

   Federal Home Loan Bank advances                                                    2,700,000           1,500,000
   Accrued interest payable and other liabilities                                       210,384              99,145
                                                                                   ------------        ------------
         Total liabilities                                                           76,651,563          37,705,302
                                                                                   ------------        ------------

Stockholders' equity:
   Common stock, ($5 par value, 5,000,000 shares authorized; 893,100 and 744,054 shares issued and outstanding,
     respectively)                                                                    4,465,500           3,720,270
   Additional paid-in-capital                                                         3,311,377           4,054,463
   Accumulated deficit                                                                 (700,576)           (656,225)
   Accumulated other comprehensive income                                                56,345             (59,621)
                                                                                   ------------        ------------
         Total stockholders' equity                                                   7,132,646           7,058,887
                                                                                   ------------        ------------

         Total liabilities and stockholders' equity                                $ 83,784,209        $ 44,764,189
                                                                                   ============        ============


The accompanying notes are an integral part of these financial statements.

================================================================================
                                  Bank of Davie

                            Statements of Operations

--------------------------------------------------------------------------------

                 For the Years Ended December 31, 2000 and 1999

                                                                                2000                    1999
                                                                                ----                    ----
Interest income:
   Interest, including fees                                                 $ 4,320,959             $ 1,570,161
   Debt securities, taxable                                                     543,536                 133,569
   Other                                                                        411,706                 277,028
                                                                            -----------             -----------
         Total interest and dividend income                                   5,276,201               1,980,758
                                                                            -----------             -----------

Interest expense:
   Deposits                                                                   2,889,139                 871,738
   Federal Home Loan Bank advances                                              148,590                   8,943
                                                                            -----------             -----------
         Total interest expense                                               3,037,729                 880,681
                                                                            -----------             -----------

         Net interest income                                                  2,238,472               1,100,077

Provision for loan losses                                                       370,040                 431,219
                                                                            -----------             -----------

         Net interest income after provision for loan losses                  1,868,432                 668,858
                                                                            -----------             -----------

Non-interest income:
   Customer service fees                                                        117,648                  44,195
   Net loss on available for sale securities                                    (15,000)                   --
   Other                                                                         12,806                   4,930
                                                                            -----------             -----------
         Total non-interest income                                              115,454                  49,125
                                                                            -----------             -----------

Non-interest expenses:
   Salaries and employee benefits                                             1,227,303                 765,785
   Net occupancy expense                                                        248,237                 112,900
   Data processing                                                               52,152                  31,011
   Other                                                                        500,545                 340,098
                                                                            -----------             -----------
         Total non-interest expenses                                          2,028,237               1,249,794
                                                                            -----------             -----------

         Loss before income taxes                                               (44,351)               (531,811)

Income tax expense                                                                   --                      --
                                                                            -----------             -----------

         Net loss                                                           $   (44,351)            $  (531,811)
                                                                            ===========             ===========

Net loss per share:
   Basic                                                                    $     (0.05)                  (0.60)
   Diluted                                                                        (0.05)                  (0.60)
                                                                            ===========             ===========



The accompanying notes are an integral part of these financial statements.

================================================================================
                                  Bank of Davie

                  Statements of Changes in Stockholders' Equity
--------------------------------------------------------------------------------

                 For the Years Ended December 31, 2000 and 1999



                                                                                                         Accumulated
                                                    Common Stock          Additional         Other          Total
                                         --------------------------------  Paid-In       Accumulated    Comprehensive  Stockholders'
                                              Shares          Amount       Capital         Deficit          Income         Equity
                                              ------          ------       -------         -------          ------         ------
Balance, December 31, 1998                    744,054    $ 3,720,270    $ 4,054,463     $  (124,414)    $        --     $ 7,650,319

Comprehensive income:
   Net loss                                        --             --             --        (531,811)             --        (531,811)
   Change in accumulated
     comprehensive income                          --             --             --              --         (59,621)        (59,621)
         Total compre-
           hensive loss                            --             --             --              --              --        (591,432)

                                          -----------    -----------    -----------     -----------     -----------     -----------

Balance, December 31, 1999                    744,054      3,720,270      4,054,463        (656,225)        (59,621)      7,058,887

Stock split, six for five                     148,846        744,230       (744,230)             --              --              --

Issuance of common stock                          200          1,000          1,144              --              --           2,144

Comprehensive income:
   Net loss                                        --             --             --         (44,351)             --         (44,351)
   Change in accumulated
     comprehensive income                          --             --             --              --         115,966         115,966
         Total compre-
           hensive income                          --             --             --              --              --          71,615
                                          -----------    -----------    -----------     -----------     -----------     -----------

Balance, December 31, 2000                    893,100    $ 4,465,500    $ 3,311,377     $  (700,576)    $    56,345     $ 7,132,646
                                          ===========    ===========    ===========     ===========     ===========     ===========

The accompanying notes are an integral part of these financial statements.

================================================================================

                                  Bank of Davie

                            Statements of Cash Flows
--------------------------------------------------------------------------------

                  For the Year Ended December 31, 2000 and 1999

                                                            2000              1999
                                                            ----              ----
Cash flows from operating activities:
   Net loss                                          $    (44,351)        $   (531,811)
   Adjustments to reconcile net loss to
     net cash used by operating activities:
     Depreciation and amortization                        125,028               59,087
     Provision for loan losses                            370,040              431,219
     Accretion of discounts on securities                  (3,466)                  --
     Loss on sale of securities                            15,000                   --
     Net changes in:
       Accrued interest receivable                       (335,094)            (258,122)
       Other assets                                       (38,386)             (38,491)
       Deferred loan costs, net                           (33,854)             (14,887)
       Accrued expenses and other liabilities             111,239               86,677
                                                     ------------         ------------
         Net cash provided by (used in) operating
           activities                                     166,156             (266,328)
                                                     ------------         ------------

Cash flows from investing activities:
   Net change in federal funds sold                      (250,000)           2,360,000
   Activity in available for sale securities:
     Purchases                                        (10,424,709)          (3,999,465)
     Principal payments received                            6,298                   --
     Proceeds from sale                                 1,985,000                   --
   Net loan (originations) and principal payments     (24,018,556)         (28,733,791)
   Purchase of Federal Home Loan Bank Stock              (110,000)             (75,000)
   Purchase of property and equipment                  (2,114,545)          (1,081,178)
   Cash acquired in branch acquisition, net of
     premium paid                                      11,860,315                   --
                                                     ------------         ------------
         Net cash used in investing activities        (23,066,197)         (31,529,434)
                                                     ------------         ------------


                                                                     (continued)

================================================================================

                                  Bank of Davie

                       Statements of Cash Flows, Continued
--------------------------------------------------------------------------------


                 For the Years Ended December 31, 2000 and 1999

                                                                                       2000               1999
                                                                                       ----               ----
Cash flows from financing activities:
   Net increase in deposits                                                       $ 22,459,904        $ 32,694,590
   Proceeds from FHLB advances                                                       2,200,000           1,500,000
   Repayment of FHLB advances                                                       (1,000,000)                 --
   Proceeds from issuance of common stock                                                2,144                  --
                                                                                  ------------        ------------
         Net cash provided by financing activities                                  23,662,048          34,194,590
                                                                                  ------------        ------------

         Net increase in cash and cash equivalents                                     762,007           2,398,333


Cash and cash equivalents at beginning of year                                    $  2,678,699        $    280,366
                                                                                  ------------        ------------

Cash and cash equivalents at end of year                                          $  3,440,706        $  2,678,699
                                                                                  ============        ============

Supplemental disclosures of cash flow information: Cash paid during the period for:
     Interest                                                                     $  2,944,530        $    792,877
                                                                                  ============        ============

Non-cash investing and financing activities:
   Deposit liabilities assumed in branch acquisition                              $ 15,175,118        $         --
   Assets acquired in branch acquisition other
     than cash and cash equivalents                                                  3,314,803                  --
   Unrealized gains (losses) on securities available for sale                          115,966             (59,621)
                                                                                  ============        ============


The accompanying notes are an integral part of these financial statements.

================================================================================
                                  Bank of Davie

                          Notes to Financial Statements
--------------------------------------------------------------------------------

                           December 31, 2000 and 1999

1.    Summary of Significant Accounting Policies
      ------------------------------------------

      Organization - The Bank of Davie (the "Bank") is a state-chartered
      ------------
      commercial bank subject to regulation by the State of North Carolina Banking Commission and the Federal Deposit Insurance Corporation. The Bank is headquartered in Mocksville, North Carolina, and provides retail banking services primarily in Davie and Moore Counties.

      On October 24, 2000, the Bank declared a six for five stock split that was effected in the form of a 20 percent stock dividend as of December 21, 2000, to stockholders on record as of December 7, 2000. All per-share data has been adjusted to include the effect of the stock split. Certain amounts within these statements and the related notes have been reclassified to conform to the current year presentation. Such reclassifications had no effect on net loss or on total stockholders' equity.

      The accounting and reporting policies of the Bank follow U.S. generally accepted accounting principles and general practices within the financial services industry. The following is a summary of the more significant accounting policies.

      Business - The Bank provides a variety of financial services to
      --------
      individuals and small businesses through its retail offices. Its primary deposit products are savings and time certificate accounts and its primary lending products are consumer and commercial mortgage loans. The Bank does not have significant concentrations to any one industry or customer.

      Use of Estimates - The preparation of financial statements in conformity
      ----------------
      with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Cash and Cash Equivalents - Cash and cash equivalents are defined as those
      -------------------------
      amounts included in the balance sheet captions "cash and due from banks" and "interest-bearing deposits in banks."

      Securities - Securities available for sale are carried at fair value. The
      ----------
      Bank has identified its holdings in debt securities as available for sale. The unrealized holding gains or losses on securities available for sale are reported, net of related income tax effects, as accumulated other comprehensive income unless a valuation reserve has been established. Changes in unrealized holding gains or losses are included as a component of other comprehensive income until realized. Gains or losses on sales of securities available for sale are based on the specific identification method.

================================================================================
                                  Bank of Davie

                          Notes to Financial Statements
--------------------------------------------------------------------------------


      Loans - The Bank grants mortgage, commercial and consumer loans to
      -----
      customers. A substantial portion of the loan portfolio is represented by loans in Davie County and surrounding counties. The ability of the Bank's debtors to honor its contracts is dependent upon the real estate and general economic conditions in this area.

      Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off generally are reported at their outstanding unpaid principal balances adjusted for the allowance for loan losses, loans in process, and any deferred fees or costs on originated loans. Interest income is accrued on the unpaid principal balance. Loan origination fees, net of certain direct origination costs, are deferred and recognized as an adjustment of the related loan using the interest method.

      The accrual of interest on mortgage and commercial loans is discontinued at the time the loan is 90 days delinquent unless the credit is well-secured and in process of collection. All interest accrued but not collected for loans that are placed on non-accrual or charged off is reversed against interest income. The interest on these loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

      Allowance Loan Losses - The allowance for loan losses is established as
      ---------------------
      losses are estimated to have occurred through a provision for loan losses charged to earnings. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

      The allowance for loan losses is evaluated on a regular basis by management and is based upon management's periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

================================================================================
                                  Bank of Davie

                          Notes to Financial Statements
--------------------------------------------------------------------------------


      A loan is considered impaired when, based on current information and events, it is probable that the Bank will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower's prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis for commercial loans by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

      Large groups of smaller balance homogeneous loans are collectively evaluated for impairment. Accordingly, the Bank does not separately identify individual consumer and residential loans for impairment disclosures.

      Office Properties and Equipment - Land is carried at cost. Buildings and
      -------------------------------
      equipment are stated at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the assets ranging from 3 to 40 years. The cost of maintenance and repairs are charged to operations as incurred while expenditures that materially increase property lives are capitalized.

      Federal Home Loan Bank Stock - Investment in stock of the Federal Home
      ----------------------------
      Loan Bank is required by law of every member. The investment is carried at cost since redemptions of this stock have been historically at par. No ready market exists for the stock, and it has no quoted market value. The stock is presented in other assets.

      Core Deposit Intangible - The core deposit intangible is being amortized
      -----------------------
      over ten years which approximates the estimated life of the purchased deposits. The carrying value of the core deposit intangible is periodically evaluated to estimate the remaining periods of benefit. If these periods of benefits are determined to be less than the remaining amortizable life, an adjustment to reflect such shorter life may be necessary.

================================================================================
                                  Bank of Davie

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Income Taxes - The Bank utilizes the liability method of computing income
      ------------
      taxes. Under the liability method, deferred tax liabilities and assets are established for future tax return effects of the temporary differences between the stated value of assets and liabilities for financial reporting purposes and their tax bases. The focus is on accruing the appropriate balance sheet deferred tax amount, with the statement of operations effect being the result of the changes in the balance sheet amounts from period to period. Current income tax expense is provided based upon the actual tax liability incurred for tax return purposes.

      An evaluation of the probability of being able to realize the future benefits of deferred tax assets is made. A valuation allowance is provided for the portion of the deferred tax asset when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

      The Bank has provided such a valuation reserve for all net deferred tax assets.

      Earnings Per Share - Basic earnings per share represents income available
      ------------------
      to common stockholders divided by the weighted-average number of common shares outstanding during the period. Diluted earnings per share reflects additional common shares that would have been outstanding if dilutive potential common shares had been issued, as well as any adjustment to income that would result from the assumed issuance. Potential common shares that may be issued by the Bank relate solely to outstanding stock options, and are determined using the treasury stock method. The earnings per share calculation for December 31, 1999, has been adjusted for a six for five stock split that was effected in the form of a 20 percent stock dividend declared on October 24, 2000.

      Earnings per share have been computed based on the following:

                                                                Years Ended December 31,
                                                               --------------------------
                                                                    2000           1999
                                                                    ----           ----
        Net loss applicable to common stock                     $ (44,351)     $ (531,811)
                                                                =========      ==========

        Average number of common shares outstanding               893,100         892,900
        Effect of dilutive options                                      -               -
                                                                ---------      ----------

        Average number of common shares outstanding
           used to calculate diluted earnings per share         $ 893,100      $  892,900
                                                                =========      ==========

================================================================================

                                 Bank of Davie

                         Notes to Financial Statements
--------------------------------------------------------------------------------


      Stock Compensation Plans - Statement of Financial Accounting Standards
      ------------------------
      (SFAS) No. 123, "Accounting for Stock-Based Compensation," encourages all entities to adopt a fair value based method of accounting for employee stock compensation plans, whereby compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value based method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," whereby compensation cost is the excess, if any, of the quoted market price of the stock at the grant date (or other measurement date) over the amount an employee must pay to acquire the stock. Stock options issued under the Bank's stock option plan have no intrinsic value at the grant date, and under Opinion No. 25 no compensation cost is recognized for them. The Bank has elected to continue with the accounting methodology in Opinion No. 25 and, as a result, has provided pro forma disclosures of net loss and loss per share and other disclosures, as if the fair value based method of accounting had been applied. The pro forma disclosures include the effects of all awards granted on or after January 1, 1995. (See Note 12.)

      Comprehensive Income - Accounting principles generally require that
      --------------------
      recognized revenue, expenses, gains and losses be included in net income. Although certain changes in assets and liabilities, such as unrealized gains and losses on available-for-sale securities, are reported as a separate component of the equity section of the balance sheet, such items, along with net income, are components of comprehensive income.

      The components of other comprehensive income and related tax effects are as follows:

                                                    Years Ended December 31,
                                                 -----------------------------
                                                   2000                 1999
                                                   ----                 ----
        Unrealized holding gains (losses) on
           available-for-sale securities         $ 100,966           $ (59,621)
        Reclassification adjustment for losses
           realized in income                       15,000                   -
                                                 ---------           ---------
        Net unrealized gains (losses)              115,966             (59,621)
        Tax effect, net of valuation allowance           -                   -
                                                 ---------           ---------

        Net-of-tax amount                        $ 115,966           $ (59,621)
                                                 =========           =========


      Branch Acquisitions - On November 17, 2000, the Bank consummated the
      -------------------
      purchase of deposits, loans, building, and equipment of a branch in Moore County. As a result of this transaction, deposits increased $15.2 million, loans increased $2.3 million, property and equipment increased $0.3 million, core deposit intangible increased $.7 million and cash increased $11.9 million. Approximately $6,500 of the core deposit intangible was amortized in 2000.

================================================================================
                                 Bank of Davie
                         Notes to Financial Statements
--------------------------------------------------------------------------------


2.    Investment Securities
      ---------------------

      The amortized cost and estimated fair values of investments are summarized as follows:

                                                       December 31, 2000
                               --------------------------------------------------------------------
                                                       Gross              Gross          Estimated
                                  Amortized         Unrealized          Unrealized         Fair
                                     Cost              Gains              Losses           Value
                               ----------------   ----------------   ----------------   -----------
        Debt securities:
           U.S. Agency         $     10,988,189   $         71,659   $         15,314   $11,044,534
           Mortgage-backed            1,433,153                 --                 --     1,433,153
                               ----------------   ----------------   ----------------   -----------

                               $     12,421,342   $         71,659   $         15,314   $12,477,687
                               ================   ================   ================   ===========

                                                       December 31, 2000
                               --------------------------------------------------------------------
                                                       Gross              Gross          Estimated
                                  Amortized          Unrealized        Unrealized          Fair
                                     Cost              Gains              Losses           Value
                               ----------------   ----------------   ----------------   -----------
        Debt securities:
           U.S. Agency         $      3,999,465   $             --   $         59,621   $ 3,939,844
                               ================   ================   ================   ===========

      The Bank had investment securities with a carrying value of approximately $5,500,000 and $1,850,000 pledged against deposits at December 31, 2000 and 1999, respectively.

      The amortized cost and fair value of debt securities by contractual maturity at December 31, 2000 is as follows:

                                                  Available for Sale
                                        -------------------------------------
                                                                 Estimated
                                            Amortized              Fair
                                              Cost                 Value
                                         ---------------      ---------------

        Over 1 year through 5 years     $      9,988,189     $     10,030,002
        Over 5 years through 10 years          1,000,000            1,014,532
                                         ---------------      ---------------
                                              10,988,189           11,044,534
        Mortgage backed securities             1,433,153            1,433,153
                                         ---------------      ---------------

                                        $     12,421,342     $     12,477,687
                                         ===============      ===============

      For the year ended December 31, 2000, proceeds from sale of securities available for sale of $1,985,000. Gross realized losses amounted to $15,000. No sales of securities occurred in 1999.

================================================================================
                                 Bank of Davie
                         Notes to Financial Statements
--------------------------------------------------------------------------------


3.    Loans Receivable
      ----------------

      Loans receivable are summarized as follows:

                                                                December 31,
                                                      ----------------------------
                                                           2000            1999
                                                           ----            ----
         Mortgage loans on real estate:
            Residential, 1-4 family                   $  3,248,662    $         --
            Commercial                                  30,213,319      15,568,551
            Construction                                 4,292,830       4,040,350
            Home equity                                  5,899,983       2,766,702
                                                      ------------    ------------
                                                        43,654,794      22,375,603
                                                      ------------    ------------






         Commercial loans                               15,303,876      10,733,294

         Consumer installment loans:
            Installment                                  2,236,885       1,080,622
            Other                                          642,633         425,490
                                                      ------------    ------------
                                                         2,879,518       1,506,112
                                                      ------------    ------------
                Subtotal                                61,838,188      34,615,009
         Less:
            Unamortized loan costs                          48,741          14,887
            Undisbursed portion of loans in process     (2,548,463)     (1,631,954)
            Allowance for loan losses                     (831,370)       (494,969)
                                                      ------------    ------------

                Loans, net                            $ 58,507,096    $ 32,502,973
                                                      ============    ============

================================================================================

                                 Bank of Davie

                         Notes to Financial Statements
--------------------------------------------------------------------------------


     The changes in the allowance for loan losses are summarized as follows:

                                                 For the Year Ended
                                                     December 31,
                                             --------------------------
                                                2000            1999
                                                ----            ----

        Beginning balance                    $  494,969      $   63,750
        Provision for loan losses               370,040         431,219
        Chargeoffs                              (33,639)              -
                                             ----------      ----------

        Ending balance                       $  831,370      $  494,969
                                             ==========      ==========

     Directors and officers of the Bank and companies with which they are affiliated are customers of and borrowers from the Bank in the ordinary course of business.

     Aggregate loan transactions with related parties are as follows:


                                                2000            1999
                                                ----            ----

         Beginning balance                   $1,952,548      $1,673,385
         New loans                              267,000         675,511
         Repayments                              97,578         396,348
                                             ----------      ----------

         Ending balance                      $2,121,970      $1,952,548
                                             ==========      ==========


4.   Office Properties and Equipment
     -------------------------------

     Office properties and equipment are summarized as follows:

                                                   December 31,
                                             --------------------------
                                                2000            1999
                                                ----            ----

        Land                                 $  530,017      $  489,342
        Buildings                             2,632,273               -
        Leasehold improvements                   35,120          35,120
        Furniture, fixtures and equipment       680,691         329,741
        Construction in progress                      -         689,353
                                             ----------      ----------
                                              3,878,101       1,543,556
        Less accumulated depreciation           200,913          82,327
                                             ----------      ----------

                                             $3,677,188      $1,461,229
                                             ==========      ==========

================================================================================

                                 Bank of Davie

                         Notes to Financial Statements
--------------------------------------------------------------------------------

5.   Deposits
     --------

     The aggregate amount of time deposits with a minimum denomination of $100,000 is approximately $14.6 million and $8.1 million at December 31, 2000 and 1999, respectively.

     Contractual maturities of time deposits are summarized as follows:



                                                December 31,
                                         ----------------------------
                                            2000             1999
                                            ----             ----

        12 months or less                $37,069,837      $17,048,587
        1-2 years                         14,489,905        6,043,508
        Thereafter                           224,646          634,492
                                         -----------      -----------

                                         $51,784,388      $23,726,587
                                         ===========      ===========

6.   Federal Home Loan Bank Advances
     -------------------------------

     The Bank has a total credit availability through the Federal Home Loan Bank
     (FHLB) of 10% of assets. The Bank had advances outstanding, at December 31, 2000, of $2.7 million at an average interest rate of 6.9%. The advances mature through March 2005. The Bank pledges as collateral for these borrowings its FHLB stock and approximately $3.4 million of mortgage loans.

================================================================================

                                 Bank of Davie

                         Notes to Financial Statements
--------------------------------------------------------------------------------


7.   Income Taxes
     ------------

     The Bank has operating loss carryforwards of approximately $513,000 for federal and state purposes that may be used to offset future taxable income. The carryforwards expire through 2020 and 2015, respectively. The Bank also has remaining unamortized pre-opening expenses, which have been capitalized for tax purposes, of approximately $244,000 that may be used to offset future taxable income during the amortization period.

     The differences between actual income tax benefit and the amount computed by applying the federal statutory income tax rate of 34% are reconciled as follows:

                                                        2000          1999
                                                        ----          ----

        Computed income tax benefit                  $ (15,000)    $(181,000)

        Changes resulting from:
           Valuation allowance                          (1,000)      186,000
           Other                                        16,000        (5,000)
                                                     ---------     ---------

        Actual income tax benefit                    $       -     $       -
                                                     =========     =========

     The components of deferred income taxes are as follows:

                                                           December 31,
                                                     -----------------------
                                                        2000          1999
                                                        ----          ----
        Deferred tax liabilities:
           Accrual to cash adjustments               $ 145,000     $  66,000
           Depreciation                                 24,000        12,000
           Securities                                   14,000             -
                                                     ---------     ---------
                                                       183,000        78,000
                                                     ---------     ---------
        Deferred tax assets:
           Net operating loss carryforwards            155,000       139,000
           Pre-opening expenses                         74,000       100,000
           Allowance for loan losses                   251,000       151,000
           Securities                                        -        14,000
           Valuation allowance                        (297,000)     (326,000)
                                                     ---------     ---------
                                                       183,000        78,000
                                                     ---------     ---------

               Net deferred taxes                    $       -     $       -
                                                     =========     =========

================================================================================

                                 Bank of Davie

                         Notes to Financial Statements
--------------------------------------------------------------------------------


8.   Regulatory Matters
     ------------------

     The Bank, as a North Carolina banking corporation, may pay dividends only out of retained earnings as determined pursuant to North Carolina General Statutes Section 53-87. However, regulatory authorities may limit payment of dividends by any bank when it is determined that such a limitation is in the public interest and is necessary to ensure financial soundness of the bank. Additionally, dividends for the first three years of operations of new banks are explicitly prohibited by the State of North Carolina Banking Commission and the Federal Deposit Insurance Corporation unless special exceptions are made.

     To comply with banking regulations, the Bank is required to maintain certain average cash reserve balances based on average daily deposits. At December 31, 2000, the Bank met the regulatory cash requirements.

     The Bank is subject to various regulatory capital requirements administered by the federal and state banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possible additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

     Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of December 31, 2000 and 1999, that the Bank meets all capital adequacy requirements to which it is subject.

     As of December 31, 2000, the Bank met the criteria to be considered well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain the minimum capital ratios as set forth in the table below.

================================================================================

                                 Bank of Davie

                         Notes to Financial Statements
--------------------------------------------------------------------------------

      The Bank's actual capital amounts (in thousands) and ratios are set forth in the table:

                                                                                          To Be Well Capitalized
                                                                                                Under Prompt
                                                                   For Capital               Corrective Action
                                          Actual                Adequacy Purposes                Provisions
                                  ---------------------       ---------------------       ------------------------
                                   Amount        Ratio          Amount       Ratio          Amount        Ratio
                                   ------        -----          ------       -----          ------        -----
      As of December 31, 2000:
        Total Capital (to Risk
           Weighted Assets)       $   7,095         11%         $   5,027       *8%        $   6,283       *10%
        Tier I Capital (to Risk
           Weighted Assets)       $   6,309         10%         $   2,513       *4%        $   3,770        *6%
        Tier I Capital (to
           Average Assets)        $   6,309          8%         $   3,167       *4%        $   3,958        *5%



      As of December 31, 1999:
        Total Capital (to Risk
           Weighted Assets)       $   7,557         22%         $   2,806       *8%        $   3,507       *10%
        Tier I Capital (to Risk
           Weighted Assets)       $   7,118         20%         $   1,403       *4%        $   2,104        *6%
        Tier I Capital (to
           Average Assets)        $   7,118         19%         $   1,522       *4%        $   1,903        *5%

* Greater than or equal to

9.   Operating Leases
     ----------------

     The Bank has entered into non-cancelable operating lease agreements for rental of Bank office space. The actual lease expense for the years ended December 31, 2000 and 1999, was approximately $31,000. Approximate minimum future lease payments are as follows:

         2001                                                   $    22,000
         2002                                                        13,000
                                                                -----------

                                                                $    35,000
                                                                ===========

================================================================================

                                 Bank of Davie

                         Notes to Financial Statements
--------------------------------------------------------------------------------


10.  Employee Benefit Plan
     ---------------------

     The Bank created a 401(k) Plan in the current year to benefit employees. Employees that meet certain age and service requirements may participate in the Plan. Employees may contribute up to 20 percent of their compensation subject to certain limits based on federal tax laws. The Bank may make contributions to the Plan as determined by the Bank's Board of Director's. For the year ended December 31, 2000, expense attributable to the Plan amounted to approximately $20,000.

11.  Commitments and Contingencies
     -----------------------------

     To accommodate the financial needs of its customers, the Bank makes commitments under various terms to lend funds. These commitments include revolving credit agreements, term loan commitments and short-term borrowing agreements. Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness. The amount of collateral obtained, if it is deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the counterparty. Collateral held includes first and second mortgages on one-to-four family dwellings, accounts receivable, inventory, and commercial real estate. Certain lines of credit are unsecured.

     The following summarizes the Bank's approximate commitments to fund lines of credit at December 31, 2000 (in thousands):

                                                 Commitment
                                                 ----------

        Commercial                                  $ 1,518
        Consumer and other lines                      8,636
                                                    -------

                                                    $10,154
                                                    =======

================================================================================

                                 Bank of Davie

                         Notes to Financial Statements
--------------------------------------------------------------------------------


12.  Stock Incentive Plans
     ---------------------

     In accordance with the Bank's Employee Stock Option Plan, the Corporation may grant options to its directors, officers and employees for up to 223,063 (amended in December 2000 for a six for five stock split) shares of common stock. Both incentive stock options and non-qualified stock options may be granted under the Plan. The exercise price of each option equals the market price of the Corporation's stock on the date of grant and an option's maximum term is ten years.

     The Bank applies APB Opinion 25 and related Interpretations in accounting for the stock option plan. Accordingly, no compensation cost has been recognized. Had compensation cost for the Bank's stock option plan been determined based on the fair value at the grant dates for awards under the plan consistent with the method prescribed by FASB Statement No. 123, the Bank's net loss (in thousands) and loss per share (as adjusted for a six for five stock split) would have been adjusted to the proforma amounts indicated below:

                                                    Years Ended December 31,
                                                 -----------------------------
                                                    2000            1999
                                                    ----            ----
         Net loss:
           As reported                           $       (45)   $        (532)
           Proforma                                      (82)            (574)

         Earnings per share--basic:
           As reported                                  (.05)            (.60)
           Proforma                                     (.09)            (.64)

         Earnings per share--diluted:
           As reported                                  (.05)            (.60)
           Proforma                                     (.09)            (.64)

     The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                    Years Ended December 31,
                                                 -----------------------------
                                                    2000            1999
                                                    ----            ----
         Dividend yield                              N/A              0.0%
         Expected life                               N/A           5 years
         Expected volatility                         N/A            13.00%
         Risk free interest rate                     N/A             5.25%

================================================================================
                                 Bank of Davie
                         Notes to Financial Statements
--------------------------------------------------------------------------------

     A summary of the status of the Bank's stock option plan is presented below as adjusted for a six for five stock split:

                                                           2000                                  1999
                                              ---------------------------       ----------------------------------
                                                                Weighted                              Weighted
                                                                Average                               Average
                                                                Exercise                              Exercise
                                                 Shares          Price              Shares            Price
                                              -------------    ----------       -------------    -------------
         Outstanding at beginning
           of period                                177,194    $     9.33             160,994    $       9.17
         Granted                                          -             -              22,200           10.42
         Exercised                                     (240)         9.17                   -               -
         Forfeited                                   (9,600)        10.42              (6,000)           9.17
                                              -------------    ----------       -------------     -----------

         Outstanding at end of
           period                                   167,354    $     9.26             177,194    $       9.33
                                              =============    ==========       =============    ============

         Options exercisable                        117,846    $     9.20             102,422    $       9.17
                                              =============    ==========       =============    ============

         Weighted average fair
           value of options granted
           during the period                  $           -                     $        4.34
                                              =============                     =============

                                                 Options Outstanding                       Options Exercisable
                                    ----------------------------------------------    -------------------------------
                                                                      Weighted                          Weighted
                                                       Weighted        Average                          Average
      Range of                          Number         Average        Exercise            Number        Exercise
      Exercise Prices                Outstanding         Life           Price          Exercisable       Price
      ------------------             -----------       --------       --------         -----------      --------
      $9.17 - $10.42                     167,354      7.5 years       $   9.26             117,846      $   9.20

================================================================================
                                 Bank of Davie
                         Notes to Financial Statements
--------------------------------------------------------------------------------


13.   Financial Instruments
      ---------------------
      The fair value of a financial instrument is the current amount that would be exchanged between willing parties, other than in a forced liquidation. Fair value is best determined based upon quoted market prices. However, in many instances, there are no quoted market prices for the Bank's various financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument. SFAS 107 excludes certain financial instruments and all non-financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented may not necessarily represent the underlying fair value of the Bank.

      The following methods and assumptions were used by the Bank in estimating fair value disclosures for financial instruments:

      Cash and Cash Equivalents - The carrying amounts of cash and short-term
      -------------------------
      instruments approximate fair values.

      Federal Funds Sold - The carrying amounts of federal funds sold
      ------------------
      approximate fair values.

      Investment Securities - Fair values for securities are based on quoted
      ---------------------
      market prices.

      Loans Receivable - For variable-rate loans that reprice frequently and
      ----------------
      with no significant change in credit risk, fair values are based on carrying values. Fair values for other loans (e.g., commercial real estate and investment property mortgage loans, commercial and industrial loans) are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Fair values for non-performing loans, as applicable, are estimated using discounted cash flow analyses or underlying collateral values, where applicable.

      Other Assets - Other assets include interest receivable and Federal Home
      ------------
      Loan Bank stock. The carrying amount of accrued interest receivable approximates fair value. The carrying value of Federal Home Loan Bank stock approximates fair value based on the redemption provisions of the Federal Home Loan Bank.

      Deposit Liabilities - The fair values disclosed for demand deposits (e.g.,
      -------------------
      interest and non-interest checking, statement savings, and certain types of money market accounts) are, by definition, equal to the amount payable on demand at the reporting date (i.e., their carrying amounts). The carrying amounts of variable-rate, fixed-term money market accounts and certificates of deposit approximate their fair values at the reporting date. Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities on time deposits.

================================================================================
                                 Bank of Davie
                         Notes to Financial Statements


      Federal Home Loan Bank Advances - The fair values of the Bank's advances
      -------------------------------
      are estimated using discounted cash flow analyses based on the Corporation's current incremental borrowing rates for similar types of borrowing arrangements.

      Other Liabilities - Other liabilities include accrued interest payable.
      -----------------
      The carrying amounts of accrued interest payable approximate fair value.

      Off-Balance-Sheet Instruments - Fair values for off-balance-sheet,
      -----------------------------
      credit-related financial instruments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties' credit standing.

      The approximate stated and estimated fair value of financial instruments are summarized below (in thousands of dollars):


                                                    December 31,                             December 31,
                                                        2000                                     1999
                                             ---------------------------              -----------------------------
                                              Stated          Estimated                Stated            Estimated
                                              Amount          Fair Value               Amount            Fair Value
                                              ------          ----------              -------           -----------
         Financial assets:
           Cash and cash
             equivalents                     $ 3,441             $ 3,441               $ 2,679            $ 2,679
           Federal funds sold                  4,040               4,040                 3,970              3,970
           Investment securities              12,478              12,478                 3,940              3,940
           Loans receivable, net              58,507              57,623                32,503             32,455
           Other assets                          793                 793                   348                348

         Financial liabilities:
           Deposits:
             Demand                           21,957              21,957                12,380             12,380
             Time                             51,784              51,913                23,726             23,687
           FHLB advances                       2,700               2,700                 1,500              1,500
           Other liabilities                     185                 185                    99                 99

        Off-balance sheet credit
           related financial
           instruments:
           Commitments to
             extend credit                    10,154              10,154                 7,512              7,512



===================================================================================================================
                                                 Bank of Davie
                                                Balance Sheets
-------------------------------------------------------------------------------------------------------------------


                                                                                    June 30           December 31
                                                                                  (unaudited)
                                                                                     2001                2000
                                                                             ------------------  ------------------

 Assets
         Cash and due from banks                                             $            1,425  $            1,824
         Interest bearing deposits in other banks                                         1,559               1,617
                                                                             ------------------  ------------------
                  Cash and cash equivalents                                               2,984               3,441

         Federal funds sold                                                               2,964               4,040
         Securities available for sale                                                   11,652              12,477
         Loans                                                                           71,662              59,338
         Less: Allowance for loan losses                                                 (1,002)               (831)
                                                                             ------------------  ------------------
                           Total loans, net                                              70,660              58,507
         Premises and equipment                                                           3,685               3,676
         Accrued interest receivable                                                        585                 608
         Other assets                                                                     1,031               1,034
                                                                             ------------------  ------------------
                           Total assets                                      $           93,561  $           83,783
                                                                             ==================  ==================

Liabilities and Stockholders' Equity
         Deposits:
                  Non-interest bearing demand deposits                       $            5,986  $            4,886
                  Interest bearing demand deposits                                        9,210               9,704
                  Savings deposits                                                        6,907               7,367
                  Large denomination time deposits                                       15,933              14,622
                  Other time deposits                                                    43,471              37,162
                                                                             ------------------  ------------------
                           Total deposits                                                81,507              73,741
                                                                             ------------------  ------------------

         Other borrowings:
                  FHLB advances                                                           4,700               2,700
         Accrued interest payable                                                           174                 185
         Other liabilities                                                                   24                  25
                                                                             ------------------  ------------------
             Total liabilities                                                           86,405              76,651
                                                                             ------------------  ------------------

Common stock

         $5 par value, 5,000,000 shares authorized; issued
         and outstanding 893,100 at June 30, 2001 and
         at December 31, 2000                                                             4,465               4,465
Surplus                                                                                   3,311               3,311
Accumulated deficit                                                                        (798)               (700)
Accumulated other comprehensive income                                                      178                  56
                                                                             ------------------  ------------------
                           Total stockholders' equity                                     7,156               7,132
                                                                             ------------------  ------------------
                           Total liabilities and stockholders' equity        $           93,561  $           83,783
                                                                             ==================  ==================

(See accompanying notes.)

================================================================================
                                  Bank of Davie

                            Statements of Operations
--------------------------------------------------------------------------------

                                                       Three Month Period                  Six Month Period
                                                            June 30,                           June 30,
                                                     2001             2000              2001              2000
                                                 ------------    -------------      -------------    --------------
Interest Income
    Interest and fees on loans                   $      1,480    $       1,009      $       2,956    $        1,823
    Interest on Federal Funds sold                         33               51                 62               106
    Interest on securities - taxable                      198              142                398               227
    Other                                                  34               40                 81                68
                                                 ------------    -------------      -------------    --------------
       Total interest income                            1,745            1,242              3,497             2,224
                                                 ------------    -------------      -------------    --------------

Interest Expense
    Interest on large denomination
    certificates of deposits                              228              196                459               331
    Interest on other deposits                            796              474              1,586               845
    Interest on borrowed funds                             73               35                119                60
                                                 ------------    -------------      -------------     -------------
       Total interest expense                           1,097              705              2,164             1,236
                                                 ------------    -------------      -------------     -------------

                            Net interest income           648              537              1,333               988

Provision for loan losses                                 105              120                190               200
                                                 ------------    -------------      -------------    --------------

          Net interest income after provision
               for loan losses                            543              417              1,143               788
                                                 ------------    -------------      -------------    --------------

Noninterest income:
    Service charges on deposit accounts                    39               19                 62                26
    Other                                                  39               16                 71                35
    Securities gains (losses)                               9              (15)                12               (15)
                                                 ------------    -------------      -------------    --------------
       Total noninterest income                            87               20                145                46

Noninterest expense:
   Salaries and benefits                                  386              298                790               577
   Occupancy and equipment                                 98               58                195               105
   Other                                                  202              129                401               254
                                                 ------------    -------------      -------------    --------------
       Total noninterest expense                          686              485              1,386               936

Net loss before taxes                                     (56)             (48)               (98)             (102)
       Income tax expense                                   -                -                  -                 -
                                                 ------------    -------------      -------------    --------------

Net loss                                         $        (56)   $         (48)     $         (98)   $         (102)
                                                 ============    =============      =============    ==============
Basic and diluted loss per share                 $      (0.06)   $      ( 0.05)     $       (0.11)   $        (0.11)
                                                 ============    =============      =============    ==============

Weighted Avg. Shares Outstanding                          893              893                893               893
                                                 ============    =============      =============    ==============

(See accompanying notes.)


========================================================================================================
                                        Bank of Davie
                                    Statement of Cash Flows
--------------------------------------------------------------------------------------------------------

                                                           Six month period          Six month period
                                                            June 30, 2001              June 30, 2000
                                                            -------------              -------------
Cash Flows from Operating Activities:
  Net loss ............................................        $   (98)                  $   (102)
                                                               -------                   --------
  Adjustments to reconcile net loss to net
  cash provided by operating activities:
         Provision for loan losses ....................            190                        200
         Depreciation and amortization ................            132                         50
         Gain on sale of securities ...................             12                          -
         Accretion of discounts on securities .........            (30)                         -
  (Increase)decrease in operating assets ..............             37                       (186)
  Increase (decrease) operating liabilities ...........            (12)                        63
                                                               -------                   --------

Net cash provided by operating activities .............            231                         25
                                                               -------                   --------

Cash Flows from Investing Activities:
         Decrease in federal funds sold ...............          1,076                      1,430
         Purchases of premises and equipment ..........           (102)                    (1,146)
         Purchases of securities available-for-sale ...         (4,487)                    (4,488)
         Proceeds from sales, calls, maturities and
           principal repayments of  securities
           available-for-sale .........................          5,452                          -
         Purchase of investment CD at other bank ......              -                     (1,000)
         Purchase of FHLB stock .......................            (50)                       (60)
         Increase in loans ............................        (12,343)                   (13,339)
                                                               -------                   --------

Net cash used in investing activities .................        (10,454)                   (18,603)
                                                               -------                   --------

Cash Flows from Financing Activities:
         Increase in deposits .........................          7,766                     18,187
         Increase in other borrowings .................          2,000                      1,200
         Net proceeds from issuance of common stock ...              -                          3
                                                               -------                   --------

Net cash provided by financing activities .............          9,766                     19,390
Net increase (decrease) in cash and cash equivalents ..           (457)                       812
Cash and cash equivalents at beginning of period ......          3,441                      2,679
                                                               -------                   --------
Cash and cash equivalents at end of period ............        $ 2,984                   $  3,491
                                                               =======                   ========

Supplemental disclosure of cash flow information:
         Cash paid during the period for interest .....        $ 2,175                   $  1,179
                                                               =======                   ========
         Cash paid during the period for taxes ........              -                          -
                                                               =======                   ========
         Increase (decrease) in fair value of
          securities available for sale ...............        $   122                   $    (32)
                                                               =======                   ========


 (See accompanying notes.)

================================================================================
                                 Bank of Davie
                         Notes to Financial Statements
--------------------------------------------------------------------------------



NOTE 1.  BASIS OF PRESENTATION

The accompanying unaudited financial statements were prepared in accordance with instructions for Form 10-QSB and therefore, do not include all disclosures necessary for a complete presentation of the balance sheets, statements of operations, and statements of cash flows in conformity with generally accepted accounting principles. However, all adjustments, which are, in the opinion of management, necessary for the fair presentation of the interim financial statements have been included. All such adjustments are of a normal recurring nature. The statement of operations for the three and six month periods ended June 30, 2001 are not necessarily indicative of the results which may be expected for the entire year or any other future interim period.

It is suggested that these consolidated financial statements be read in conjunction with the audited financial statements and notes thereto for the Bank of Davie for the year ended December 31, 2000 which are included in the annual report to shareholders' and in the Form 10-KSB by reference.

NOTE 2.  PENDING MERGER

The Boards of Directors of Bank of Davie, Mocksville, North Carolina and BOC Financial Corp., Landis, North Carolina announced on July 20, 2001 that they have entered into a definitive agreement whereby BOC Financial Corp. and its wholly owned subsidiary, Bank of the Carolinas, would be acquired by Bank of Davie in a stock exchange. Shareholders of BOC Financial Corp. are to receive
0.92 shares of Bank of Davie common stock for each share of BOC Financial Corp. common stock. The merger transaction is subject to the approval of the shareholders of Bank of Davie and BOC Financial as well as state and federal bank regulatory authorities. It is expected that the shareholders will be called to vote on the merger during the fourth quarter of this year with an anticipated closing date of December 31, 2001. The combined institution will be headquartered in Mocksville, North Carolina and will operate under the name "Bank of the Carolinas" with Robert E. Marziano as President and Chief Executive Officer and Stephen R. Talbert as Chairman of the Board of Directors.

NOTE 3.  EARNINGS PER SHARE

Basic earnings per common share ("EPS") for all periods presented is computed by dividing net loss by the weighted average number of common share outstanding. Diluted earnings per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding and dilutive potential common shares, which include stock options. Dilutive potential common shares are calculated using the treasury stock method. Options to purchase shares of the Bank of Davie's common stock were outstanding during the three and six months ending June 30, 2001, but were not included in the computation of diluted EPS because their effect would be anti-dilutive.

================================================================================
                                 Bank of Davie
                         Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 4.  COMPREHENSIVE INCOME

Accounting principles generally require that recognized revenue, expenses, gains, and losses be included in net income. Certain changes in assets and liabilities, such as unrealized gains and losses on available-for-sale securities, are reported as a separate component in the equity section of the balance sheet. Such items, along with net income, are considered components of comprehensive income. The accounting principles do not require per share amounts of comprehensive income to be disclosed. The information that follows reconciles net loss to comprehensive income (loss).

                                                  3-Months Ended              6-Months Ended
                                                     June 30,                     June 30,
                                                2001          2000           2001         2000
                                               -----         -----          -----        -----

Net loss                                       $ (56)        $ (48)         $ (98)       $(102)
Net unrealized gain (loss) on AFS
  securities, net of taxes and
  valuation allowance                             12           (23)           134          (47)

Reclassification adjustments                      (9)           15            (12)          15
                                               -----         -----          -----        -----
     Net comprehensive income (loss)           $ (53)        $ (56)         $  24        $(134)
                                               =====         =====          =====        =====

                      [This page intentionally left blank.]

                             FINANCIAL STATEMENTS OF
                               BOC FINANCIAL CORP

                   Index to Consolidated Financial Statements


                                                                                                    Page
                                                                                                    ----
Audited Consolidated Financial Statements

  Report of Independent Accountants.............................................................    F-32

  Consolidated Statements of Financial Condition-- December 31, 2000 and 1999...................    F-33

  Consolidated Statements of Operations -- Years ended
     December 31, 2000 and 1999.................................................................    F-34

  Consolidated Statements of Stockholders' Equity -- Years ended
     December 31, 2000 and 1999.................................................................    F-35

  Consolidated Statements of Cash Flows -- Years ended
    December 31, 2000 and 1999..................................................................    F-36

  Notes to Consolidated Financial Statements-- December 31, 2000 and 1999.......................    F-38


Unaudited Interim Consolidated Financial Statements

  Consolidated Statements of Financial Condition (Unaudited)-- June 30, 2001....................    F-57

  Consolidated Statements of Operations (Unaudited)-- Three and six months ended
     June 30, 2001 and 2000.....................................................................    F-58

  Consolidated Statements of Cash Flows (Unaudited)-- Six months ended
     June 30, 2001 and 2000.....................................................................    F-59

  Notes to Consolidated Financial Statements (Unaudited)-- June 30, 2001........................    F-60

                          [DIXON ODOM PLLC Letterhead]


                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
BOC Financial Corp.
Landis, North Carolina

We have audited the accompanying consolidated statements of financial condition of BOC Financial Corp. and Subsidiary as of December 31, 2000 and 1999 and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of BOC Financial Corp. and Subsidiary at December 31, 2000 and 1999, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ Dixon Odom PLLC

Sanford, North Carolina
February 1, 2001

BOC FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
December 31, 2000 and 1999

-------------------------------------------------------------------------------------------------------------------


                                                                                    2000           1999
                                                                                -----------    -----------
ASSETS

Cash on hand and in banks                                                       $   483,414    $   569,011
Interest-earning balances in other banks                                            445,661      2,556,250
Federal funds sold                                                                1,894,480      1,267,719
Investment securities available for sale, at
  fair value (Note B)                                                             5,048,173      5,366,430
Loans receivable, net (Note C)                                                   25,638,241     21,100,257
Accrued interest receivable                                                         105,809         74,918
Premises and equipment, net (Note D)                                              1,073,385        969,125
Stock in the Federal Home Loan Bank, at cost                                        182,200        175,100
Other assets                                                                        126,319        231,404
                                                                                -----------    -----------

                                                               TOTAL ASSETS     $34,997,682    $32,310,214
                                                                                ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposit accounts (Note G)                                                       $26,583,825    $22,146,897
Borrowings (Note F)                                                                       -      1,900,000
Advance payments from borrowers for property
   taxes and insurance                                                               11,481         36,825
Accrued expenses and other liabilities                                              194,552        182,940
                                                                                -----------    -----------

                                                          TOTAL LIABILITIES      26,789,858     24,266,662
                                                                                -----------    -----------

Commitments and contingencies (Notes C and K)

Stockholders' Equity (Note J):
   Preferred stock, no par value, 1,000,000 shares
     authorized, no shares issued and outstanding                                         -              -
   Common stock, $1 par value, 9,000,000 shares
     authorized; 805,000 shares issued and outstanding                              805,000        805,000
   Additional paid in capital                                                     4,280,715      4,296,805
   Unearned compensation (Note H)                                                (1,480,316)    (1,584,205)
   Retained earnings, substantially restricted                                    4,603,595      4,595,368
   Accumulated other comprehensive income (loss)                                     (1,170)       (69,416)
                                                                                -----------    -----------

                                                 TOTAL STOCKHOLDERS' EQUITY       8,207,824      8,043,552
                                                                                -----------    -----------

                                 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $34,997,682    $32,310,214
                                                                                ===========    ===========

See accompanying notes.

BOC FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS
Years Ended December 31, 2000 and 1999
-------------------------------------------------------------------------------------------------------------------

                                                                                     2000                 1999
                                                                                ---------------    ----------------
INTEREST INCOME
   Loans .....................................................................  $     2,039,879    $      1,444,131
   Investments ...............................................................          336,453             265,654
   Interest-earning balances in other banks and
      federal funds sold .....................................................          117,716             406,294
                                                                                ---------------    ----------------

                                                      TOTAL INTEREST INCOME ..        2,494,048           2,116,079
                                                                                ---------------    ----------------

INTEREST EXPENSE
   Deposit accounts ..........................................................        1,301,726           1,019,836
   Borrowings ................................................................           41,582              33,501
                                                                                ---------------    ----------------

                                                     TOTAL INTEREST EXPENSE ..        1,343,308           1,053,337
                                                                                ---------------    ----------------

                                                        NET INTEREST INCOME ..        1,150,740           1,062,742

PROVISION FOR LOAN LOSSES ....................................................            9,000                   -
                                                                                ---------------    ----------------

NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES ...........................................................        1,141,740           1,062,742
                                                                                ---------------    ----------------

NON-INTEREST INCOME
   Mortgage operations .......................................................           61,842               7,354
   Loss on sale of investments ...............................................          (12,656)                  -
   Other .....................................................................           23,958               6,331
                                                                                ---------------    ----------------

                                                  TOTAL NON-INTEREST INCOME ..           73,144              13,685
                                                                                ---------------    ----------------

NON-INTEREST EXPENSES
   Personnel costs ...........................................................          600,075             476,188
   Occupancy .................................................................          107,070              72,580
   Data processing and outside service fees ..................................           54,546              48,895
   Deposit insurance premiums ................................................            4,674              11,765
   Other .....................................................................          232,150             332,377
                                                                                ---------------    ----------------

                                                TOTAL NON-INTEREST EXPENSES ..          998,515             941,805
                                                                                ---------------    ----------------

                                                 INCOME BEFORE INCOME TAXES ..          216,369             134,622

INCOME TAX EXPENSE (NOTE I) ..................................................           60,725              26,000
                                                                                ---------------    ----------------

                                                                 NET INCOME ..  $       155,644    $        108,622
                                                                                ===============    ================

NET INCOME PER COMMON SHARE
   Basic and diluted .........................................................  $           .22    $            .14
                                                                                ===============    ================

   Weighted average shares outstanding .......................................          704,152             754,969
                                                                                ===============    ================

BOC FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
Years Ended December 31, 2000 and 1999

-------------------------------------------------------------------------------------------------------------------------
                                                                                              Accumulated
                               $1 Par value                                                      other
                               common stock        Additional                                comprehensive      Total
                          ---------------------    paid-in       Unearned       Retained         income      stockholders'
                           Shares      Amount       capital     compensation    earnings         (loss)         equity
                          --------   ----------   -----------   ------------   ----------    -------------   -------------
Balance at December 31,
   1998                    879,741   $  879,741   $ 7,490,173    $(1,019,027)  $4,617,125         $  8,848     $11,976,860

Comprehensive income:
   Net income                    -            -             -            -        108,622                -         108,622
   Net unrealized loss on
    investment securities
    available for sale           -            -             -            -              -          (78,264)        (78,264)
                                                                                                             -------------
     Total comprehensive

       income                                                                                                       30,358
                                                                                                             -------------

Purchase and award of
   37,029 common shares
   by MRP                        -            -         1,277       (356,400)           -                -        (355,123)

Repurchase of common

   stock                   (74,741)     (74,741)     (636,352)             -      (17,644)               -        (728,737)

MRP shares earned                -            -             -         17,820            -                -          17,820

Release of ESOP shares           -            -             -         32,609            -                -          32,609

Cash dividends of $.15
   per share                     -            -             -              -     (112,735)               -        (112,735)

Special cash dividend of
   $3.50 per share               -            -    (2,558,293)      (259,207)           -                -      (2,817,500)
                          --------   -----------  -----------   ----------     ----------    -------------   -------------

Balance at December 31,
   1999                    805,000      805,000     4,296,805     (1,584,205)   4,595,368          (69,416)      8,043,552

Comprehensive income:
   Net income                    -            -             -              -      155,644                -         155,644
   Net unrealized gain on
    investment securities
    available for sale           -            -             -              -            -           68,246          68,246
                                                                                                             -------------
     Total comprehensive

        income                                                                                                     223,890
                                                                                                             -------------

MRP   shares earned              -            -             -         71,280            -                -          71,280

Release of ESOP shares           -             -      (16,090)        32,609            -                -          16,519

Cash dividends of $0.20
   per share                     -             -            -              -     (147,417)               -        (147,417)
                          --------   -----------  -----------   ------------   ----------    -------------   -------------

Balance at December 31,
   2000                    805,000   $   805,000  $ 4,280,715   $ (1,480,316)  $4,603,595         $ (1,170)    $ 8,207,824
                          ========   ===========  ===========   ============   ==========    =============   =============

See accompanying notes.



BOC FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended December 31, 2000 and 1999
===================================================================================================================

                                                                                     2000                 1999
                                                                                ---------------    ----------------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                                   $       155,644    $        108,622
   Adjustments to reconcile net income to net cash
      provided by operating activities:
        Depreciation                                                                     35,876              25,477
        Amortization, net                                                                  (154)                140
        Loss on sale of investments                                                      12,656                   -
        Provision for loan losses                                                         9,000                   -
        Deferred income taxes                                                            (5,275)             (6,300)
        Release of ESOP shares                                                           16,519              32,609
        Amortization of MRP shares                                                       71,280              17,820
        Deferred compensation                                                            16,728              20,788
        Changes in assets and liabilities:
          Increase in accrued interest receivable                                       (30,891)            (20,933)
          (Increase) decrease in other assets                                            72,017            (112,795)
          Decrease in accrued expenses and
             other liabilities                                                           (5,116)            (57,339)
                                                                                ---------------    ----------------

                                                       NET CASH PROVIDED BY
                                                        OPERATING ACTIVITIES            348,284               8,089
                                                                                ---------------    ----------------
CASH FLOWS FROM INVESTING ACTIVITIES
   Net decrease in interest-earning balances
      in other banks                                                                  2,110,589           4,868,724
   Net (increase) decrease in federal funds sold                                       (626,761)             17,304
   Purchases of available for sale investment securities                             (1,050,000)         (4,000,000)
   Proceeds from maturities of available for sale investment
      securities                                                                        725,000           2,250,000
   Proceeds from sales of available for sale investment
      securities                                                                        737,344                   -
   Purchase of Federal Home Loan Bank stock                                              (7,100)                  -
   Redemption of Federal Home Loan Bank stock                                                 -              12,100
   Net increase in loans                                                             (4,546,984)         (2,967,204)
   Purchase of premises and equipment                                                  (140,136)           (726,620)
                                                                                ---------------    ----------------

                                                           NET CASH USED BY
                                                        INVESTING ACTIVITIES         (2,798,048)           (545,696)
                                                                                ---------------    ----------------

See accompanying notes.

BOC FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended December 31, 2000 and 1999
-------------------------------------------------------------------------------------------------------------------


                                                                                     2000                 1999
                                                                                ---------------    ----------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Net increase (decrease) in demand accounts ................................. $    (3,754,668)   $      2,153,409
   Net increase in certificates of deposit ....................................       8,191,596             611,512
   Proceeds from (repayment of) borrowings ....................................      (1,900,000)          1,900,000
   Net increase (decrease) in advance payments from borrower
      for taxes and insurance .................................................         (25,344)             29,876
   Repurchase of common stock .................................................               -          (1,083,860)
   Cash dividends paid ........................................................        (147,417)         (2,930,235)
                                                                                ---------------    ----------------

                                                      NET CASH PROVIDED BY
                                                       FINANCING ACTIVITIES ...       2,364,167             680,702
                                                                                ---------------    ----------------

                                                NET INCREASE (DECREASE) IN
                                                  CASH ON HAND AND IN BANKS ...         (85,597)            143,095

CASH ON HAND AND IN BANKS, BEGINNING ..........................................         569,011             425,916
                                                                                ---------------    ----------------

                                          CASH ON HAND AND IN BANKS, ENDING ... $       483,414    $        569,011
                                                                                ===============    ================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for:
      Interest ................................................................ $     1,343,308    $      1,019,836
                                                                                ===============    ================

      Income taxes ............................................................ $        37,200    $        203,965
                                                                                ===============    ================

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING
   AND FINANCING ACTIVITIES
      Unrealized holding gains (losses) on available for sale
         investment securities, net of deferred income taxes .................. $        68,246    $        (78,264)
                                                                                ===============    ================


BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
--------------------------------------------------------------------------------


NOTE A - SIGNIFICANT ACCOUNTING POLICIES

Organization and Operations
---------------------------

On April 28, 1998, pursuant to a Plan of Conversion which was approved by its members and regulators, Landis Savings Bank, SSB ("Landis" or the "Bank") converted from a state-chartered mutual savings bank to a state-chartered stock commercial bank (the "Conversion"), changed its name to Bank of the Carolinas (the "Bank") and became a wholly-owned subsidiary of BOC Financial Corp. ("BOC" or "Parent"). BOC was formed to acquire all of the common stock of the Bank upon its conversion to stock form. BOC has no operations and conducts no business on its own other than owning the Bank, investing its portion of the net proceeds received in the Conversion and lending funds to the Employee Stock Ownership Plan (the "ESOP") which was formed in connection with the Conversion.

Nature of Business
------------------

Bank of the Carolinas maintains its banking office and conducts its primary business in Landis, North Carolina. The Bank is primarily engaged in the business of attracting deposits from the general public and using such deposits to make mortgage loans secured by one-to-four family residential real estate located in its primary market area. The Bank also makes home equity line of credit loans, multi-family residential loans, commercial loans, construction loans and loans secured by deposit accounts. The Bank operates a loan origination office in Concord, North Carolina. Bank of the Carolinas has been, and intends to continue to be, a community-oriented financial institution offering a variety of financial services to meet the needs of the community it serves.

Basis of Presentation
---------------------

The accompanying consolidated financial statements include the accounts of BOC and the Bank, together referred to as the "Company." All significant intercompany transactions and balances are eliminated in consolidation.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for losses on loans.

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
--------------------------------------------------------------------------------

NOTE A - SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investment Securities
---------------------

The Bank classifies its securities in one of three categories: trading, available for sale, or held to maturity. There were no trading or held to maturity securities at December 31, 2000 or 1999. All securities are classified as available for sale.

Available for sale securities consist of investment securities not classified as trading securities or held to maturity securities and are recorded at fair value. Unrealized holding gains and losses, net of the related tax effect, on securities available for sale are excluded from earnings and are reported as a net amount in other comprehensive income. Transfers of securities between categories are recorded at fair value at the date of transfer. Unrealized holding gains or losses associated with transfers of securities from held to maturity to available for sale are recorded as a component of other comprehensive income or loss included in stockholders' equity.

A decline in the market value of any available for sale or held to maturity investment below cost that is deemed other than temporary is charged to earnings and establishes a new cost basis for the security.

Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to the yield. Realized gains and losses are included in earnings. The costs of securities sold are derived using the specific identification method.

Loans Receivable
----------------

Loans receivable are stated at unpaid balances, less the allowance for loan losses and net deferred loan fees. Loan origination and commitment fees, as well as certain direct origination costs, are deferred and amortized as a yield adjustment over the lives of the related loans using the interest method. Amortization of deferred loan fees is discontinued when a loan is placed on nonaccrual status.

Loans are placed on nonaccrual when a loan is specifically determined to be impaired. Interest income generally is not recognized on specific impaired loans unless the likelihood of further loss is remote. Interest payments received on such loans are applied as a reduction of the loan principal balance. Interest income on other nonaccrual loans is recognized only to the extent of interest payments received.

A loan is impaired when, based on current information and events, it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured based on the present value of expected future cash flows, discounted at the loan's effective interest rate or at the loan's observable market price, or the fair value of the collateral of the loan if the loan is collateral dependent. Interest income from impaired loans is recognized using the cash basis method of accounting during the time within that period in which the loans were impaired.

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
--------------------------------------------------------------------------------

NOTE A - SIGNIFICANT ACCOUNTING POLICIES (Continued)

Allowance for Loan Losses
-------------------------

The Bank provides for loan losses on the allowance method. Accordingly, all loan losses are charged to the related allowance and all recoveries are credited to it. Additions to the allowance for loan losses are provided by charges to operations based on various factors which, in management's judgment, deserve current recognition in estimating possible losses. Such factors considered by management include the market value of the underlying collateral, growth and composition of the loan portfolio, the relationship of the allowance for loan losses to outstanding loans, delinquency trends, and economic conditions. Management evaluates the carrying value of loans periodically and the allowance is adjusted accordingly. While management uses the best information available to make evaluations, future adjustments to the allowance may be necessary if conditions differ substantially from the assumptions used in making the evaluations.

In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowance for loan losses. Such agencies may require the Bank to recognize additions to the allowance based on their judgments of information available to them at the time of their examination.

Premises and Equipment
----------------------

Bank premises and equipment are stated at cost less accumulated depreciation. Depreciation of premises and equipment is recorded using straight-line and accelerated methods over the estimated useful lives of the related assets.

Expenditures for maintenance and repairs are charged to expense as incurred, while those for improvements are capitalized. The costs and accumulated depreciation relating to premises and equipment retired or otherwise disposed of are eliminated from the accounts, and any resulting gains or losses are credited or charged to earnings.

Investment in Federal Home Loan Bank Stock
------------------------------------------

As a requirement for membership, the Bank invests in stock of the Federal Home Loan Bank of Atlanta ("FHLB"). This investment is carried at cost.

Real Estate Acquired In Settlement of Loans
-------------------------------------------

Real estate acquired in settlement of loans is carried at the lower of cost or fair value less estimated costs to dispose. Generally accepted accounting principles define fair value as the amount that is expected to be received in a current sale between a willing buyer and seller other than in a forced or liquidation sale. Fair values at foreclosure are based on appraisals. Losses arising from the acquisition of foreclosed properties are charged against the allowance for loan losses. Subsequent write-downs are provided by a charge to operations through the allowance for losses on other real estate in the period in which the need arises.

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
--------------------------------------------------------------------------------

NOTE A - SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes
------------

Deferred tax assets and liabilities are recorded for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax benefits are recognized to the extent that realization of such benefits is more likely than not. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the assets and liabilities are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income tax expense in the period that includes the enactment date.

In the event the future tax consequences of differences between the financial reporting bases and the tax bases of the Bank's assets and liabilities result in deferred tax assets, applicable accounting standards require an evaluation of the probability of being able to realize the future benefits indicated by such assets. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. In assessing the realizability of the deferred tax assets, management considers the scheduled reversals of deferred tax liabilities, projected future taxable income, and tax planning strategies.

Stock Compensation Plans
------------------------

Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation, encourages all entities to adopt a fair value based method of accounting for employee stock compensation plans, whereby compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value based method of accounting prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, whereby compensation cost is the excess, if any, of the quoted market price of the stock at the grant date (or other measurement date) over the amount an employee must pay to acquire the stock. Stock options issued under the Company's stock option plan have no intrinsic value at the grant date and, under Opinion No. 25, no compensation cost is recognized for them. The Company has elected to continue with the accounting methodology in Opinion No. 25 and, as a result, has provided pro forma disclosures of net income and earnings per share as if the fair value based method of accounting had been applied.

Employee Stock Ownership Plan
-----------------------------

The Bank has an ESOP which covers substantially all of its employees. Minimum contributions to the ESOP are based upon the amortization requirements of the ESOP's debt to the Parent. Contributions are determined by the Board of Directors based upon compensation limitations and are expensed in accordance with the AICPA's Statement of Position 93-6, Employers' Accounting for Employee Stock Ownership Plans.

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
--------------------------------------------------------------------------------


NOTE A - SIGNIFICANT ACCOUNTING POLICIES (Continued)

Profit Sharing Plan
-------------------

The Bank has a profit sharing plan that covers substantially all of the Bank's employees and qualifies under the provisions of ss.401(a) of the Internal Revenue Code. The Board of Directors determines discretionary contributions on an annual basis. The Bank also has a non-contributory director's retirement plan that covers all eligible directors. The expense for the plan is accrued monthly assuming a 6% discount rate and 100% vesting of benefits. Payment of benefits is based on age and vesting requirements outlined in the plan.

Earnings Per Common Share
-------------------------

Basic earnings per share represents income available to common stockholders divided by the weighted-average number of common shares outstanding during the period. Diluted earnings per share reflect additional common shares that would have been outstanding if dilutive potential common shares had been issued, as well as any adjustment to income that would result from the assumed issuance. Potential common shares that may be issued by the Company relate to outstanding stock options and are determined using the treasury stock method. Outstanding options and unearned shares in the management recognition plan had no dilutive effect for the years ended December 31, 2000 and 1999.

Recent Accounting Pronouncements
--------------------------------

FASB Statement on Accounting for Derivative Instruments and Hedging Activities. In June 1998, the FASB issued Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. In June 1999, this Statement was amended by SFAS No. 137 to defer the effective date to fiscal years beginning after June 15, 2000. The Bank adopted this Statement on January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments and hedging activities, including certain derivative instruments embedded in other contracts, and requires that an entity recognize all derivatives as assets or liabilities in the statement of financial condition and measure them at fair value. If certain conditions are met, an entity may elect to designate a derivative as follows: (a) a hedge of exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of an unrecognized firm commitment, an available-for-sale security, a foreign currency denominated forecasted transaction, or a net investment in a foreign operation. This Statement generally provides for matching the timing of the recognition of the gain or loss on derivatives designated as hedging instruments with the recognition of the changes in the fair value of the item being hedged. Depending on the type of hedge, such recognition will be in either net income or other comprehensive income. For a derivative not designated as a hedging instrument, changes in fair value will be recognized in net income in the period of change. The adoption of this Statement on January 1, 2001 did not materially affect the Bank's financial statements.

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
================================================================================

NOTE A - SIGNIFICANT ACCOUNTING POLICIES (Continued)

In September 2000, the FASB issued SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 140 is a replacement of SFAS No. 125, although SFAS No. 140 carried forward most of the provisions of SFAS No. 125 without change. SFAS No. 140 is effective for transfers occurring after March 31, 2001 and for disclosures relating to securitizations, retained interests, and collateral received and pledged in reverse repurchase agreements for fiscal years ending after December 15, 2000. The new statement eliminates the prior requirement to record collateral received under certain securities financing transactions and requires reclassifications in the balance sheet of assets pledged under certain conditions. The adoption of SFAS No. 140 is not expected to have a significant impact on the Bank's financial statements.

NOTE B - INVESTMENT SECURITIES

The following is a summary of the securities portfolios by major classification:

                                                                           December 31, 2000
                                                   ----------------------------------------------------------------
                                                                         Gross            Gross
                                                       Amortized      Unrealized       Unrealized         Fair
                                                         Cost            Gains           Losses           Value
                                                   --------------    -------------   -------------   --------------
Securities available-for-sale:
   U. S. government securities and obligations
      of U. S. government agencies                 $    5,050,000    $       9,188   $      11,015   $    5,048,173
                                                   --------------    -------------   -------------   --------------

                                                   $    5,050,000    $       9,188   $      11,015   $    5,048,173
                                                   ==============    =============   =============   ==============
                                                                           December 31, 1999
                                                   ----------------------------------------------------------------
                                                                         Gross            Gross
                                                       Amortized      Unrealized       Unrealized         Fair
                                                         Cost            Gains           Losses           Value
                                                   --------------    -------------   -------------   --------------
Securities available-for-sale:
   U. S. government securities and obligations
      of U. S. government agencies                 $    5,249,729    $         272   $     108,671   $    5,141,330
   Municipal bonds                                        225,117                -              17          225,100
                                                   --------------    -------------   -------------   --------------

                                                   $    5,474,846    $         272   $     108,688   $    5,366,430
                                                   ==============    =============   =============   ==============

The amortized cost and fair values of securities available for sale at December 31, 2000 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                    Securities Available for Sale
                                                                 -----------------------------------
                                                                    Amortized              Fair
                                                                      Cost                 Value
                                                                 ---------------    ----------------
   Due within one year                                           $             -    $              -
   Due after one year through three years                              3,300,000           3,298,876
   Due after three years through five years                            1,750,000           1,749,297
                                                                 ---------------    ----------------

                                                                 $     5,050,000    $      5,048,173
                                                                 ===============    ================

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
================================================================================

NOTE B - INVESTMENT SECURITIES (Continued)

Proceeds from maturities of investment securities available for sale during the year ended December 31, 2000 were $725,000. Proceeds from maturities of investment securities available for sale during the year ended December 31, 1999 were $2,250,000. Proceeds from sale of investment securities available for sale during the year ended December 31, 2000 were $737,344. Losses of $12,656 were realized from those sales. There were no sales of investment securities in 1999.

Securities with a carrying value of $250,000 at December 31, 2000 were pledged to secure public monies on deposit as required by law.

The following tables set forth certain information regarding the carrying values, weighted average yields and contractual maturities of the Company's investment portfolio and other interest-earning assets at December 31, 2000. FHLB stock, a nonmarketable equity security, substantially all of which is required to be maintained, is assumed to mature in periods greater than five years.

                                                                      Carrying value
                                        ---------------------------------------------------------------------------
                                                        After one       After three
                                           One year    year through    years through   After five
                                            or less    three years       five years      years           Total
                                        -------------  --------------  -------------  -------------  --------------
                                                                  (Dollars in thousands)
Securities available for sale:
   U. S. government and agency
     securities                         $           -  $        3,299  $       1,749  $           -  $        5,048

Other:
   Interest-earning balances in other
     banks                                        446               -              -              -             446
   Federal funds sold                           1,894               -              -              -           1,894
   Federal Home Loan Bank Stock                     -               -              -            182             182
                                        -------------  --------------  -------------  -------------  --------------

Total                                   $       2,340  $        3,299  $       1,749  $         182  $        7,570
                                        =============  ==============  =============  =============  ==============
                                                                       Average Yield
                                        ---------------------------------------------------------------------------
                                                         After one      After three
                                           One year    year through    years through   After five
                                            or less     three years     five years       years            Total
                                        -------------  --------------  -------------  -------------  --------------
Securities available for sale:
   U. S. government and
     agency securities                          -%          6.20%            6.79%            -%          6.41%

Other:
   Interest-earning balances in
     other banks                             6.05%             -%               -%            -%          6.05%
   Federal funds sold                        6.33%             -%               -%            -%          6.33%
   Federal Home Loan Bank
     Stock                                      -%             -%               -%         7.75%          7.75%

Weighted average                             6.28%          6.20%            6.79%         7.75%          6.40%

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
================================================================================

NOTE C - LOANS RECEIVABLE

Loans receivable consist of the following:

                                                           2000                           1999
                                               ----------------------------   ---------------------------
                                                                 Percentage                    Percentage
                                                  Amount          of total       Amount         of total
                                               ------------      ----------   ------------     ----------
Type of loan:
    Real estate loans:
       One-to-four family residential
          Fixed                                $  9,797,078          38.21    $  9,922,829         47.02%
          Adjustable                              5,917,001          23.08       5,235,129         24.80
       Multi-family residential
          Adjustable                              1,223,933           4.77         977,005          4.63
       Commercial
          Fixed                                   1,558,248           6.08          56,482           .27
          Adjustable                              1,660,875           6.48       1,803,690          8.55
       Construction
          Fixed                                           -              -               -             -
          Adjustable                              4,611,851          17.99       3,059,100         14.50
       Home equity lines of credit
          Adjustable                              1,549,078           6.04       1,441,316          6.83
       Home improvement loans
          Fixed                                   1,142,320           4.46         556,588          2.64
                                               ------------      ---------    ------------      --------
    Total real estate loans                      27,460,384         107.11      23,052,139        109.24
    Other loans:
       Secured by automobiles                        40,378           0.16          38,494           .18
       Secured by deposits                           33,044           0.13          47,839           .23
       Other secured                                 57,002           0.22               -             -
       Unsecured                                    421,500           1.64               -             -
                                               ------------      ---------    ------------      --------
Total loans                                      28,012,308         109.26      23,138,472        109.65
Less:
    Construction loans in process                (2,231,262)         (8.70)     (1,899,771)        (9.00)
    Allowance for loan losses                       (39,000)         (0.15)        (30,000)         (.14)
    Deferred loan origination fees,
       net of costs                                (103,805)         (0.41)       (108,444)         (.51)
                                               ------------      ---------    ------------      --------

                                               $ 25,638,241         100.00%   $ 21,100,257        100.00%
                                               ============      =========    ============      ========

At December 31, 2000 and 1999, and for the years then ended, the Bank had no nonaccrual loans or restructured loans. The Bank has had no loan charge-offs or recoveries for the years ended December 31, 2000 and 1999. No provision for loan losses was made in 1999, while a provision of $9,000 in 2000 increased the Bank's allowance for loan losses from $30,000 to $39,000.

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
--------------------------------------------------------------------------------


NOTE C - LOANS RECEIVABLE (Continued)

At December 31, 2000, the Bank had mortgage and consumer loan commitments outstanding of $3,811,250 and pre-approved but unused lines of credit totaling $3,586,653. In management's opinion, these commitments, and undisbursed proceeds on construction loans in process reflected above, represent no more than normal lending risk to the Bank and will be funded from normal sources of liquidity.

The Bank has had loan transactions with its directors and executive officers. Such loans were made in the ordinary course of business and on substantially the same terms and collateral as those for comparable transactions prevailing at the time and did not involve more than the normal risk of collectibility or present other unfavorable features. A summary of related party loan transactions is as follows:

                                                          2000                 1999
                                                     ---------------    ----------------
         Balance at beginning of year                $       240,675    $        498,334
         Additional borrowings                                75,582              20,349
         Loan repayments                                     (67,125)           (278,008)
                                                     ---------------    ----------------

         Balance at end of year                      $       249,132    $        240,675
                                                     ===============    ================

NOTE D - PREMISES AND EQUIPMENT

Premises and equipment consist of the following:

                                                          2000                 1999
                                                     ---------------    ----------------
         Land                                        $       655,570    $        655,570
         Building and improvements                           527,816             439,970
         Furniture and equipment                             258,057             205,768
                                                     ---------------    ----------------

                                                           1,441,443           1,301,308
         Accumulated depreciation                           (368,058)           (332,183)
                                                     ---------------    ----------------

                                                     $     1,073,385    $        969,125
                                                     ===============    ================

Included in land is a commercial property in Concord, North Carolina that was acquired in 1999 as a future branch site at a cost of approximately $640,000.

NOTE E - FEDERAL INSURANCE OF DEPOSITS

Eligible deposit accounts are insured up to $100,000 by the Federal Deposit Insurance Corporation.

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
--------------------------------------------------------------------------------


NOTE F - ADVANCES FROM FEDERAL HOME LOAN BANK AND OTHER BORROWINGS

The Bank has a $3,500,000 line of credit from the Federal Home Loan Bank which is secured by a blanket floating lien on the Bank's one-to-four family residential mortgage loans. As of December 31, 2000, there were no advances on this line of credit.

Borrowings at December 31, 1999 consisted of a note payable to another bank for $1,900,000, bearing interest at 7.25%. This note was repaid on January 13, 2000.

NOTE G - DEPOSIT ACCOUNTS

A comparative summary of deposit accounts at December 31, 2000 and 1999 follows:

                                                               2000                              1999
                                                 -------------------------------   --------------------------------
                                                                      Weighted                         Weighted
                                                                       Average                          Average
                                                     Amount             Rate           Amount            Rate
                                                 ---------------   -------------   ---------------  ---------------
         Demand accounts:
            Regular passbook                     $     2,492,318        3.05%      $     2,980,384       3.05%
            Money market and other                     5,185,388        4.66%            8,451,990       4.64%
                                                 ---------------                   ---------------
                                                       7,677,706        4.14%           11,432,374       4.23%
         Certificates of deposit                      18,906,119        6.58%           10,714,523       5.41%
                                                 ---------------                   ---------------

         Total deposit accounts                  $    26,583,825        5.87%      $    22,146,897       4.80%
                                                 ===============                   ===============

A summary of certificate accounts by maturity as of December 31, 2000 follows:

                                                                    Less than        $100,000
                                                                    $100,000          or More            Total
                                                                --------------    --------------   ----------------
         Three months or less                                   $    4,644,034    $      706,748   $      5,350,782
         Over three months through twelve months                     7,125,052         2,071,393          9,196,445
         Over one year through three years                           2,660,020         1,698,872          4,358,892
                                                                --------------    --------------   ----------------

         Total certificate accounts                             $   14,429,106    $    4,477,013   $     18,906,119
                                                                ==============    ==============   ================

Interest expense on deposits for the years ended December 31, 2000 and 1999 is summarized as follows:

                                                                                     2000                 1999
                                                                                ---------------    ----------------
         Regular passbook savings                                               $        81,172    $         97,209
         Money market savings                                                           303,871             307,773
         Certificates of deposit                                                        916,683             614,854
                                                                                ---------------    ----------------

                                                                                $     1,301,726    $      1,019,836
                                                                                ===============    ================

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
--------------------------------------------------------------------------------


NOTE H - EMPLOYEE AND DIRECTOR BENEFIT PLANS

Management Recognition Plan
---------------------------

At the annual meeting which was held on April 8, 1999, the Company's stockholders approved the Management Recognition Plan (the "MRP"). The MRP provides for the award of up to 37,029 shares of the Company's common stock to directors, officers and employees of the Bank. The Company elected to fund the plan by purchasing shares in the open market. During September of 1999, 37,029 common shares were awarded under the MRP at a value of $9.63 per share at the date of grant. Personnel costs for the years ended December 31, 2000 and 1999 include $71,280 and $17,280, respectively, which represent the value of MRP shares earned in each year.

Stock Option Plan
-----------------

On April 8, 1999, the stockholders approved the BOC Financial Corp. Stock Option Plan (the "SOP"). The SOP provides for the issuance to directors, officers, and employees of the Bank options to purchase up to 175,948 shares of the Company's common stock. Options granted to directors were fully vested on the date of grant. Options granted to executive officers and employees vest 20% annually. All options will expire if not exercised within ten years from the date of grant.

A summary of the Company's stock option activity and related information for the years ended December 31, 2000 and 1999 are as follows:

                                                        Outstanding Options                Exercisable Options
                                                    ------------------------------    -----------------------------
                                     Shares                             Weighted                        Weighted
                                   Available                            Average                          Average
                                   for Future           Number          Exercise          Number        Exercise
                                     Grants           Outstanding        Price          Outstanding       Price
                                 --------------     -------------     ------------    -------------  --------------
At adoption of Plan                     175,948                 -      $         -                -  $            -

     Options granted                    (77,316)           77,316             6.63           38,000            6.63
                                 --------------     -------------     ------------    -------------  --------------

At December 31, 1999                     98,632            77,316             6.63           38,000            6.63

     Options granted                     (8,287)            8,287             5.38            6,971            5.38
     Options vesting                          -                 -                -            7,863            6.63
                                 --------------     -------------     ------------    -------------  --------------

At December 31, 2000                     90,345            85,603     $       6.50           52,834  $         6.46
                                 ==============     =============     ============    =============  ==============

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
--------------------------------------------------------------------------------


NOTE H - EMPLOYEE AND DIRECTOR BENEFIT PLANS (Continued)

As permitted by SFAS No. 123, the Company has applied APB Opinion No. 25 for measurement of stock-based compensation in the accompanying financial statements. If the Company had used the fair value based method of accounting for stock-based compensations, operating results for the years ended December 31, 2000 and 1999 would have been affected as set forth below:

                                                   As Reported     Pro Forma
                                                   -----------   -------------
For 2000:
    Net income                                   $    155,644  $    135,983
    Net income per share, basic and diluted               .22           .19

For 1999:
    Net income                                        108,622        49,227
    Net income per share, basic and diluted               .14           .07

In determining the pro forma disclosures above, the fair value of options granted was estimated as of the grant date under the Black-Scholes Option Pricing Model using the following assumptions: a risk-free interest rate of 5.5%, a dividend yield of 3.72% in 2000 and 3.02% in 1999, an expected life of 7 years, and expected volatility of 16% in 2000 and 20% in 1999. The effects of applying SFAS No. 123 in the above pro forma disclosure are not indicative of future amounts.

Profit Sharing Plan
-------------------

On June 26, 1996, the Bank adopted a profit sharing plan under the provisions of ss.401(a) of the Internal Revenue Code. The directors of the Bank authorize the contribution of a discretionary amount to the plan at the end of each plan year. Participation in the plan is available to any employee of the Bank who has at least one year of service of 1,000 hours or more with the Bank. Also, a participant's share of the employer contributions begins vesting at a rate of 20% per year after three years of service and is considered fully vested after 7 years of service. Plan benefits are paid out at retirement age (65) or other times as described in the plan. For years ended December 31, 2000 and 1999, the Bank incurred expense in the form of contributions to the plan of $27,500 and $30,000, respectively.

Directors' Retirement Plan
--------------------------

A directors' retirement plan, effective June 1, 1997, was adopted for the purpose of providing retirement benefits to members of the Board of Directors who provide expertise in direction of the Bank's growth and to ensure that the Bank will have their continued assistance in the future. All directors are eligible to participate in the plan. Retirement benefits, to the extent earned, will be payable to a participant who has attained the age of 70 years and has retired from service on the Board. For participants who have attained the age of 65 as of June 1, 1997, benefits are earned over a five-year period beginning on the first anniversary of the plan at a rate of 20% per year. For all other participants, benefits are at a rate of 10% per year commencing on the first anniversary following the participant's tenth year of service as a member of the Board of Directors. Full retirement benefits are provided in the event of death or permanent disability. Expenses for this plan were $17,000 and $21,000, respectively, for the years ended December 31, 2000 and 1999.

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
--------------------------------------------------------------------------------


NOTE H - EMPLOYEE AND DIRECTOR BENEFIT PLANS (Continued)

Employee Stock Ownership Plan
-----------------------------

In the mutual to stock conversion, the Bank of the Carolinas Employee Stock Ownership Plan (the "ESOP") purchased 74,059 shares of the common stock of BOC Financial Corp. sold in the public offering at a total cost of $1,043,484. The ESOP executed a note payable to BOC for the full price of the shares purchased. The note is to be repaid over 32 years in quarterly installments of principal and interest. Interest is based upon the prime rate and will be adjusted quarterly. The note may be prepaid without penalty. The unallocated shares of stock held by the ESOP are pledged as collateral for the note. The ESOP is funded by contributions made by the Bank in amounts sufficient to retire the debt. At December 31, 2000 and 1999, the outstanding balance of the note was $953,810 and $986,419, respectively, and is included in unearned compensation as a reduction of stockholders' equity.

Dividends on unallocated shares may be used by the ESOP to repay the loan to BOC and are not reported as dividends in the financial statements. Dividends on allocated or committed to be allocated shares are credited to the accounts of the participants and reported as dividends in the financial statements. Special return of capital dividends on unallocated ESOP shares totaling $259,207 are recorded as unearned compensation and reported as a reduction of stockholders' equity. These funds are expected to be used by the ESOP to purchase additional shares of BOC's common stock which may result in the ESOP owning a larger percentage of the outstanding common stock than was originally anticipated at the time of the Conversion.

Shares released as the debt is repaid and earnings from the common stock held by the ESOP are allocated among active participants on the basis of compensation in the year of allocation. Benefits become 100% vested after five years of credited service. Forfeitures of nonvested benefits will be reallocated among remaining participating employees in the same proportion as contributions.

Expenses of $16,519 and $32,609 have been incurred in connection with the ESOP during the years ended December 31, 2000 and 1999, respectively. At December 31, 2000, 9,664 shares held by the ESOP have been released or committed to be released to the plan's participants for purposes of computing earnings per share. The fair value of the unallocated shares amounted to approximately $322,000 at December 31, 2000.

NOTE I - INCOME TAXES

The components of income tax expense are as follows for the years ended December 31, 2000 and 1999:

                                                                      2000                 1999
                                                                  ---------------    ----------------
         Current tax expense                                      $        66,000    $         32,300
         Net deferred expense (benefit) included in operations             (5,275)             (6,300)
                                                                  ---------------    ----------------

                                                                  $        60,725    $         26,000
                                                                  ===============    ================

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
--------------------------------------------------------------------------------


NOTE I - INCOME TAXES (Continued)

The differences between the provision for income taxes and the amount computed by applying the statutory federal income tax rate of 34% to income before income taxes were as follows for the years ended December 31, 2000 and 1999:

                                                                                     2000                 1999
                                                                                ---------------    ----------------
         Income tax at federal statutory rate                                   $        73,565    $         45,771
         State income tax, net of federal tax benefit                                      (400)              2,311
         Effect of graduated rate brackets                                               (6,014)            (10,349)
         Tax exempt interest income                                                        (300)             (3,347)
         Other                                                                           (6,126)             (8,386)
                                                                                ---------------    ----------------

                                                                                $        60,725    $         26,000
                                                                                ===============    ================

Deferred tax assets and liabilities arising from temporary differences at December 31, 2000 and 1999 are summarized as follows:

                                                                                     2000                 1999
                                                                               ---------------    ----------------
         Deferred tax assets relating to:
            Allowance for loan losses                                           $        15,008    $         11,454
            Deferred compensation                                                        55,771              44,657
            Loan fees and costs                                                          39,947              45,434
            Unrealized losses on investment securities
               available for sale                                                           657              39,000
                                                                                ---------------    ----------------
         Total deferred tax assets                                                      111,383             140,545
                                                                                ---------------    ----------------

         Deferred tax liabilities relating to:
            FHLB stock dividends                                                        (24,701)            (24,895)
            Depreciation                                                                (11,073)             (6,316)
                                                                                ---------------    ----------------
         Total deferred tax liabilities                                                 (35,774)            (31,211)
                                                                                ---------------    ----------------

         Net deferred tax assets                                                $        75,609    $        109,334
                                                                                ===============    ================

Retained earnings at December 31, 2000 include approximately $748,000 for which no deferred income tax liability has been recognized. This amount represents an allocation of income to bad debt deductions for income tax purposes only. Reductions of the amount so allocated for purposes other than tax bad debt losses or adjustments arising from carryback of net operating losses would create income for tax purposes only, which would be subject to the then current corporate income tax rate.

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
--------------------------------------------------------------------------------


NOTE J - REGULATORY CAPITAL REQUIREMENTS

The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios of total and Tier 1 capital (as defined) to risk-weighted assets (as defined), and of Tier 1 capital (as defined) to adjusted assets (as defined) and of tangible capital to adjusted assets. Management believes, as of December 31, 2000, that the Bank meets all capital adequacy requirements to which it is subject. The Bank's regulatory capital amounts and ratios are presented below.

                                                                                                To be well
                                                                  For capital            capitalized under prompt
                                      Actual                   adequacy purposes       corrective action provisions
                           ---------------------------   ---------------------------   ----------------------------
                              Amount          Ratio         Amount          Ratio          Amount          Ratio
                           ------------   ------------   ------------   ------------   -------------   ------------
                                                            (Dollars in thousands)

As of December 31, 2000:
   Total Capital
      (to Risk Weighted
      Assets)              $      8,008       39.4%       * $    1,628   *      8.0%   * $    2,034    *   10.0%

   Tier 1 Capital
      (to Risk Weighted
      Assets)                     7,969       39.2%       *        814   *      4.0%   *      1,221    *    6.0%

   Tier 1 Capital
      (to Adjusted Assets)        7,969       23.1%       *        814   *      4.0%   *      1,017    *    5.0%

As of December 31, 1999:
   Total Capital
      (to Risk Weighted
      Assets)                     9,779       61.1%       *      1,280   *      8.0%   *      1,600    *   10.0%

   Tier 1 Capital
      (to Risk Weighted
      Assets)                     9,749       60.9%       *        640   *      4.0%   *        960    *    6.0%

   Tier 1 Capital
      (to Adjusted Assets)        9,749       29.9%       *        980   *      3.0%   *      1,633    *    5.0%


* denotes greater than or equal to

NOTE K - CONCENTRATION OF CREDIT RISK AND OFF-BALANCE SHEET RISK

The Bank generally originates single-family residential loans within its primary lending area of Landis, North Carolina. The Bank's underwriting policies require such loans to be made at no greater than 80% loan-to-value based upon appraised values unless private mortgage insurance is obtained. These loans are secured by the underlying properties.

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
--------------------------------------------------------------------------------


NOTE K - CONCENTRATION OF CREDIT RISK AND OFF-BALANCE SHEET RISK (Continued)

The Bank is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit on mortgage loans and equity lines of credit. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the statements of financial condition. The contract or notional amounts of those instruments reflect the extent of involvement the Bank has in particular classes of financial instruments.

A summary of the contract amount of the Bank's exposure to off-balance sheet risk as of December 31, 2000 is as follows:

         Commitments to extend credit, mortgage and consumer loans   $ 3,811,250
         Undisbursed construction loans                                2,231,262
         Undisbursed lines of credit                                   3,586,653


NOTE L - DISCLOSURES ABOUT FAIR VALUES OF FINANCIAL INSTRUMENTS

Financial instruments include cash, interest-earning balances, federal funds sold, investment securities, loans, and stock in the Federal Home Loan Bank of Atlanta, deposit accounts, and commitments. Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Bank's entire holdings of a particular financial instrument. Because no active market readily exists for a portion of the Bank's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         Cash on hand and in banks, interest-earning balances in other banks, and federal funds sold

           The carrying amounts for these approximate fair value because of the short maturities of those instruments.

         Investment Securities

           Fair value for investment securities equals quoted market price if such information is available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
================================================================================

NOTE L - DISCLOSURES ABOUT FAIR VALUES OF FINANCIAL INSTRUMENTS (Continued)

         Loans

           For certain homogenous categories of loans, such as residential mortgages, fair value is estimated using the quoted market prices for securities backed by similar loans, adjusted for differences in loan characteristics. The fair value of other types of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

         Stock in Federal Home Loan Bank of Atlanta

           The fair value for FHLB stock is its carrying value, since this is the amount for which it could be redeemed. There is no active market for this stock and the Bank is required to maintain a minimum balance based on the unpaid principal of home mortgage loans.

         Deposit Liabilities

           The fair value of savings deposits is the amount payable on demand at the reporting date. The fair value of fixed maturity certificates of deposit is estimated using rates currently offered for deposits of similar remaining maturities.

         Financial Instruments with Off-Balance Sheet Risk

           With regard to financial instruments with off-balance sheet risk discussed in Note K, it is not practicable to estimate the fair value of future financing commitments.

The carrying amounts and estimated fair values of the Bank's financial instruments, none of which are held for trading purposes, are as follows at December 31, 2000:

                                                                Carrying             Estimated
                                                                 Amount             Fair Value
                                                              ---------------     -----------------
         Financial assets:
            Cash, interest bearing balances and
             federal funds sold                               $     2,823,555     $       2,823,555
            Investment securities                                   5,048,173             5,048,173
            Loans                                                  25,638,241            25,777,000
            Stock in Federal Home Loan Bank of Atlanta                182,200               182,200
         Financial liabilities:
            Deposits                                               26,583,825            26,319,000

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
================================================================================

NOTE M - PARENT COMPANY FINANCIAL DATA

Following are condensed financial statements of BOC Financial Corp. as of and for the years ended December 31, 2000 and 1999:

                   Condensed Statements of Financial Condition

                                                                        2000               1999
                                                                   ---------------   -----------------
         Assets:
           Cash                                                    $       271,012   $          40,483
           Note receivable from Bank of the Carolinas                            -             229,380
           Investment in Bank of the Carolinas                           7,967,582           9,679,849
           Other assets                                                          -              29,936
                                                                   ---------------   -----------------

                                                                   $     8,238,594   $       9,979,648
                                                                   ===============   =================

         Liabilities and Stockholders' Equity:
           Liabilities:
              Borrowings                                           $             -   $       1,900,000
              Accrued expenses and other liabilities                        30,770              36,096
                                                                   ---------------   -----------------

              Total liabilities                                             30,770           1,936,096
                                                                   ---------------   -----------------

           Stockholders' Equity:
              Common stock                                                 805,000             805,000
              Additional paid-in capital                                 4,280,715           4,296,805
              Unearned compensation                                     (1,480,316)         (1,584,205)
              Retained earnings                                          4,603,595           4,595,368
              Accumulated other comprehensive income (loss)                 (1,170)            (69,416)
                                                                   ---------------   -----------------

              Total stockholders' equity                                 8,207,824           8,043,552
                                                                   ---------------   -----------------

                                                                   $     8,238,594   $       9,979,648
                                                                   ===============   =================


                       Condensed Statements of Operations

                                                                        2000               1999
                                                                   ---------------   -----------------
         Equity in earnings of subsidiary                          $       134,623   $          71,365
         Interest income                                                    90,205             148,385
         Operating expenses                                                (68,184)           (100,128)
         Income taxes                                                       (1,000)            (11,000)
                                                                   ---------------   -----------------

         Net income                                                $       155,644   $         108,622
                                                                   ===============   =================

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2000 and 1999
================================================================================

NOTE N - PLAN OF CONVERSION

On September 29, 1997, the Board of Directors of the Bank adopted a Plan of Holding Company Conversion whereby the Bank converted from a state-chartered mutual savings bank to a state-chartered stock commercial bank and became a wholly owned subsidiary of BOC (the "Company" or "Holding Company") a holding company formed in connection with the conversion. On April 28, 1998, the Bank completed its conversion. The conversion occurred through the sale of 925,741 shares of common stock ($1.00 par value) of BOC. Total proceeds of $9.3 million were reduced by conversion expenses of $450,000. BOC paid $5.0 million to the Bank in exchange for the common stock of the Bank issued in the conversion, and retained the balance of the net conversion proceeds. The transaction was recorded as an "as-if" pooling with assets and liabilities recorded at historical cost.

At the time of conversion, the Bank established a liquidation account in an amount equal to its net worth as reflected in its latest statement of financial condition used in its final conversion prospectus. The liquidation account will be maintained for the benefit of eligible deposit account holders who continue to maintain their deposit accounts in the Bank after conversion. Only in the event of a complete liquidation will each eligible deposit account holder be entitled to receive a sub account balance for deposit accounts then held before any liquidation distribution may be made with respect to common stock. Dividends paid by the Bank subsequent to the conversion cannot be paid from this liquidation account

The Bank may not declare or pay a cash dividend on or repurchase any of its common stock if its net worth would thereby be reduced below either the aggregate amount then required for the liquidation account or the minimum regulatory capital requirements imposed by federal and state regulations.

BOC FINANCIAL CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
June 30, 2001 and December 31, 2000
--------------------------------------------------------------------------------

                                                                              June 30, 2001     December 31,
                                                                               (Unaudited)          2000*
                                                                              -------------     ------------
                                                                                       (In Thousands)
ASSETS

Cash on hand and in banks                                                          $    513         $    483
Interest-bearing balances in other banks                                                748              446
Federal funds sold                                                                    1,749            1,895
Investment securities available for sale, at fair value                               1,311            5,048
Loans receivable, net                                                                35,224           25,638
Accrued interest receivable                                                              96              106
Premises and equipment, net                                                           1,083            1,073
Stock in the Federal Home Loan Bank, at cost                                            204              182
Other assets                                                                            194              127
                                                                                   --------         --------

                                                               TOTAL ASSETS        $ 41,122         $ 34,998
                                                                                   ========         ========


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Deposit accounts                                                                   $ 30,743         $ 26,584
Borrowings                                                                            2,000                -
Advance payments from borrowers for
   property taxes and insurance                                                          28               11
Accrued expenses and other liabilities                                                  159              195
                                                                                   --------         --------

                                                          TOTAL LIABILITIES          32,930           26,790
                                                                                   --------         --------

STOCKHOLDERS' EQUITY
Preferred stock, no par value, 1,000,000 shares
   authorized, no shares issued and outstanding                                           -                -
Common stock, $1 par value, 9,000,000 shares
   authorized, 805,000 shares issued and outstanding                                    805              805
Additional paid-in capital                                                            4,274            4,281
Unearned compensation                                                                (1,429)          (1,481)
Accumulated other comprehensive income (loss)                                             7               (1)
Retained earnings, substantially restricted                                           4,535            4,604
                                                                                   --------         --------

                                                 TOTAL STOCKHOLDERS' EQUITY           8,192            8,208
                                                                                   --------         --------

                                                                                   $ 41,122         $ 34,998
                                                                                   ========         ========

*Derived from audited financial statements.

See accompanying notes.

BOC FINANCIAL CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Three and Six Months Ended June 30, 2001 and 2000
================================================================================

                                                   Three Months Ended         Six Months Ended
                                                        June 30,                  June 30,
                                                 ----------------------    ---------------------
                                                    2001         2000         2001        2000
                                                 ---------    ---------    ---------   ---------
                                                      (In Thousands, except per share data)

INTEREST INCOME
    Loans                                        $     677    $     503    $   1,282   $     956
    Investments                                         41           84          113         170
    Deposits in other banks and
       federal funds sold                               28           14           61          41
                                                 ---------    ---------    ---------   ---------

                TOTAL INTEREST INCOME                  746          601        1,456       1,167
                                                 ---------    ---------    ---------   ---------

INTEREST EXPENSE
   Deposits                                            421          292          832         570
   Borrowings                                           21           14           30          19
                                                 ---------    ---------    ---------   ---------

               TOTAL INTEREST EXPENSE                  442          306          862         589
                                                 ---------    ---------    ---------   ---------

                  NET INTEREST INCOME                  304          295          594         578

PROVISION FOR LOAN LOSSES                              147            3          150           3
                                                 ---------    ---------    ---------   ---------

            NET INTEREST INCOME AFTER
            PROVISION FOR LOAN LOSSES                  157          292          444         575
                                                 ---------    ---------    ---------   ---------

NON-INTEREST INCOME (LOSS)                              52           (3)         105           5
                                                 ---------    ---------    ---------   ---------

NON-INTEREST EXPENSES
   Personnel costs                                     183          139          364         296
   Occupancy                                            25           24           48          51
   Data processing and outside service fees             14           14           30          27
   Other                                                56           60          102         106
                                                 ---------    ---------    ---------   ---------

          TOTAL NON-INTEREST EXPENSES                  278          237          544         480
                                                 ---------    ---------    ---------   ---------

                 INCOME (LOSS) BEFORE
                         INCOME TAXES                  (69)          52            5         100

PROVISION FOR INCOME TAXES                             (25)          16           --          30
                                                 ---------    ---------    ---------   ---------

                    NET INCOME (LOSS)            $     (44)   $      36    $       5   $      70
                                                 =========    =========    =========   =========

INCOME (LOSS) PER COMMON SHARE
   Basic and diluted                             $   (0.06)   $    0.05    $    0.01   $    0.10
                                                 =========    =========    =========   =========

WEIGHTED AVERAGE SHARES
    OUTSTANDING                                    742,305      738,812      741,930     738,380
                                                 =========    =========    =========   =========

CASH DIVIDEND PER SHARE                          $    0.05    $    0.05    $    0.10   $    0.10
                                                 =========    =========    =========   =========

See accompanying notes.

BOC FINANCIAL CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
Six Months Ended June 30, 2001 and 2000
--------------------------------------------------------------------------------

                                                                                      Six Months Ended
                                                                                          June 30,
                                                                                     ------------------
                                                                                      2001       2000
                                                                                    --------   --------
                                                                                      (In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                                       $     5    $    70
   Adjustments to reconcile net income to net cash
    provided by operating activities:
     Depreciation                                                                        18         14
     Loss on sale of assets, net                                                          -         13
     Provision for loan losses                                                          150          3
     Amortization of unearned compensation                                               45         52
     Deferred compensation                                                                9          8
     Deferred tax benefit                                                               (52)         -
     Change in assets and liabilities:
       (Increase) decrease in accrued interest receivable                                10        (24)
       (Increase) decrease in other assets                                              (20)        37
       Decrease in accrued expenses and other liabilities                               (45)       (29)
                                                                                    -------    -------

                                                             NET CASH PROVIDED BY
                                                             OPERATING ACTIVITIES       120        144
                                                                                    -------    -------

CASH FLOWS FROM INVESTING ACTIVITIES
   Net (increase) decrease in interest-bearing balances in other banks                 (302)     2,345
   Net (increase) decrease in federal funds sold                                        146       (114)
   Purchases of available for sale investment securities                                  -       (550)
   Proceeds from maturities and sale of available for sale securities                 3,750      1,462
   (Purchase) redemption of Federal Home Loan Bank Stock                                (22)        (7)
   Net increase in loans                                                             (9,736)    (3,427)
   Purchases of premises and equipment                                                  (28)       (26)
                                                                                    -------    -------
                                                                 NET CASH USED BY
                                                             INVESTING ACTIVITIES    (6,192)      (317)
                                                                                    -------    -------

CASH FLOWS FROM FINANCING ACTIVITIES
   Net increase (decrease) in demand accounts                                           915     (2,879)
   Net increase in certificates of deposit                                            3,244      4,468
   Net increase (decrease) in borrowings                                              2,000       (900)
   Net increase in advance payments from borrowers
     for taxes and insurance                                                             17          5
   Cash dividends paid                                                                  (74)       (77)
                                                                                    -------    -------
                                                                NET CASH PROVIDED
                                                          BY FINANCING ACTIVITIES     6,102        617
                                                                                    -------    -------

                                                            NET INCREASE IN CASH
                                                             ON HAND AND IN BANKS        30        444

                                             CASH ON HAND AND IN BANKS, BEGINNING       483        569
                                                                                    -------    -------

                                                CASH ON HAND AND IN BANKS, ENDING   $   513    $ 1,013
                                                                                    =======    =======

See accompanying notes.

BOC FINANCIAL CORP. AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
June 30, 2001
--------------------------------------------------------------------------------

NOTE A - BASIS OF PRESENTATION

In management's opinion, the financial information, which is unaudited, reflects all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the financial information as of and for the three and six month periods ended June 30, 2001 and 2000, in conformity with generally accepted accounting principles. The financial statements include the accounts of BOC Financial Corp. (the "Company") and its wholly-owned subsidiary, Bank of the Carolinas (the "Bank"). Operating results for the three and six month periods ended June 30, 2001 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2001.

The organization and business of the Company, accounting policies followed by the Company and other information are contained in the notes to the financial statements filed as part of BOC Financial Corp.'s annual report on Form 10-KSB. This quarterly report should be read in conjunction with such annual report.

NOTE B - PENDING MERGER

The Boards of Directors of Bank of Davie, Mocksville, North Carolina and BOC Financial Corp., Landis, North Carolina announced on July 20, 2001 that they had entered into a definitive agreement whereby BOC Financial Corp. and its wholly owned subsidiary, Bank of the Carolinas, would be acquired by Bank of Davie in a stock exchange. Shareholders of BOC Financial Corp. are to receive 0.92 shares of Bank of Davie common stock for each share of BOC Financial Corp. common stock. The merger transaction is subject to the approval of the shareholders of Bank of Davie and BOC Financial as well as state and federal bank regulatory authorities. It is expected the shareholders will be called to vote on the merger during the fourth quarter of this year with an anticipated closing date of December 31, 2001. The combined institution will be headquartered in Mocksville, North Carolina and will operate under the name "Bank of the Carolinas" with Stephen R. Talbert as Chairman of the Board of Directors and Robert E. Marziano as President and Chief Executive Officer.

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

           Index to Pro Forma Condensed Combined Financial Statements


                                                                                            Page
                                                                                            ----
  Pro forma Condensed Combined Balance Sheet-- June 30, 2001 (unaudited)...............     F-63

  Pro forma Condensed Combined Income Statement-- For the six months
    ended June 30, 2001 (unaudited)....................................................     F-64

  Pro forma Condensed Combined Income Statements -- For the year
     ended December 31, 2000 (unaudited)...............................................     F-65

  Notes to Unaudited Pro Forma Condensed Combined Financial Statements.................     F-66

================================================================================
Bank of Davie and BOC Financial Corporation
Unaudited Pro forma Condensed Combined Financial Statements


--------------------------------------------------------------------------------

We are providing the following unaudited pro forma condensed combined financial statements to aid you in your analysis of the financial aspects of the proposed merger. The unaudited pro forma condensed combined balance sheet gives effect to the proposed purchase transaction as if it has occurred on June 30, 2001. The unaudited pro forma condensed combined statements of income for the six months ended June 30, 2001 and the year ended December 31, 2000 give effect to the merger of Davie and BOC, as if the purchase transaction had occurred January 1, 2000. The statements include pro forma adjustments as described in the notes accompanying the financial statements.

We derived this information from the unaudited consolidated financial statements for the six months ended June 30, 2001 and the audited consolidated financial statements for the year ended December 31, 2000 of Davie and BOC. The unaudited pro forma condensed combined financial statements should be read in conjunction with the unaudited and audited historical consolidated financial statements and related notes of Davie and BOC which are included in this prospectus-proxy statement.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have actually occurred if the consolidation had been in effect on the dates indicated, not is it indicative of the future operating results of financial position of the consolidated company. The pro forma adjustments are based on the information and assumptions available at the time of the printing of this prospectus-proxy statement.

================================================================================
Bank of Davie and BOC Financial Corporation
Pro forma Condensed Combined Balance Sheet
June 30, 2001 (in thousands - unaudited)

--------------------------------------------------------------------------------

                                                               BOC Financial
                                              Bank of          Corporation &        Proforma
                                               Davie            Subsidiary         Adjustments             Combined
                                         ------------------  -----------------   -----------------     -----------------
Assets
Cash and cash equivalents               $            2,984  $           1,261   $               -     $            4,245
Securities /I/                                      11,887              1,515                   -                 13,402
Federal funds sold                                   2,964              1,749                   -                  4,713
Loans receivable, net                               70,660             35,224                   -                105,884
Office properties and equipment, net                 3,685              1,083                   -                  4,768
Other assets /I/                                     1,381                290                  15 /D/              1,686
                                        ------------------  -----------------   -----------------     ------------------
         Total assets                   $           93,561  $          41,122   $              15     $          134,698
                                        ==================  =================   =================     ==================

Liabilities and Stockholders' Equity

Liabilities
   Deposits                             $           81,507  $          30,743   $               -     $          112,250
   Borrowings                                        4,700              2,000                   -                  6,700
   Other liabilities                                   198                187                 677 /E/              1,062
                                        ------------------  -----------------   -----------------     ------------------
         Total liabilities                          86,405             32,930                 677                120,012
                                        ------------------  -----------------   -----------------     ------------------
Stockholders' equity
   Common stock, $5, par value, 2,000,000
     shares authorized, proforma 1,572,171
     shares issued                                   4,465                805               3,423 /A/              7,888
                                                                                             (805)/C/
   Surplus                                           3,311              4,274               4,107 /A/              7,418
                                                                                           (4,274)/C/
   Unearned compensation                                 -             (1,429)              1,429 /C/                  -
   Retained earnings (accumulated
     deficit)                                         (798)             4,535              (1,429)/B/               (798)
                                                                                           (3,106)/C/
   Accumulated other
     comprehensive income                              178                  7                  (7)/C/                178
                                        ------------------  -----------------   -----------------     ------------------
       Total stockholders' equity                    7,156              8,192                (662)                14,686
                                        ------------------  -----------------   -----------------     ------------------
       Total liabilities and
         stockholders' equity           $           93,561  $          41,122   $              15     $          134,698
                                        ==================  =================   =================     ==================

================================================================================
Bank of Davie and BOC Financial Corporation
Pro forma Condensed Combined Income Statements
For the six months ended June 30, 2001 (in thousands - unaudited)

--------------------------------------------------------------------------------

                                                                  BOC Financial
                                                   Bank of        Corporation &     Proforma
                                                    Davie           Subsidiary     Adjustments       Combined
                                                -------------     -------------    -----------     ------------
Interest income
   Loans and fees on loans                      $       2,956     $      1,282     $        -      $      4,238
   Investment securities                                  398              113              -               511
   Federal funds sold                                     143               61              -               204
                                                -------------     ------------     ----------      ------------
       Total interest income                            3,497            1,456              -             4,953
                                                -------------     ------------     ----------      ------------

Interest expense
   Deposits                                             2,045              832              -             2,877
   Short-term debt                                        119               30              -               149
                                                -------------     ------------     ----------      ------------
       Total interest expense                           2,164              862              -             3,026
                                                -------------     ------------     ----------      ------------
       Net interest income                              1,333              594              -             1,927

Provision for loan losses                                 190              150              -               340
                                                -------------     ------------     ----------      ------------
       Net interest income after provision
         for loan losses                                1,143              444              -             1,587
                                                -------------     ------------     ----------      ------------

Other income
   Service charges on deposit accounts                     62                -              -                62
   Security gains (losses)                                 12                -              -                12
   Other                                                   71              105              -               176
                                                -------------     ------------     ----------      ------------
       Total other income                                 145              105              -               250
                                                -------------     ------------     ----------      ------------

Other expenses
   Salaries                                               790              364              -             1,154
   Occupancy                                              195               48              -               243
   Equipment                                               26               30              -                56
   Other                                                  375              102              5/F/            482
                                                -------------     ------------     ----------      ------------
       Total other expense                              1,386              544              5             1,935
                                                -------------     ------------     ----------      ------------
       Income before income taxes                         (98)               5             (5)              (98)

Income taxes (benefit)                                      -                -              -                 -
                                                -------------     ------------     ----------      ------------

       Net income                               $         (98)    $          5     $       (5)     $        (98)
                                                =============     ============     ==========      ============

Basic earnings per share                        $       (0.11)    $       0.01                     $      (0.06)
                                                =============     ============                     ============
Weighted average shares outstanding                   893,100          741,930                        1,577,655
                                                =============     ============                     ============

================================================================================
Bank of Davie and BOC Financial Corporation
Pro forma Condensed Combined Income Statements
For the year ended December 31, 2000 (in thousands - unaudited)

--------------------------------------------------------------------------------

                                                           BOC Financial
                                               Bank of     Corporation &     Proforma
                                                Davie        Subsidiary    Adjustments         Combined
                                             -----------    -----------    -----------       -----------
Interest income
   Loans and fees on loans                   $     4,321    $     2,040    $        --       $     6,361
   Investment securities                             543            336             --               879
   Federal funds sold                                412            118             --               530
                                             -----------    -----------    -----------       -----------
       Total interest income                       5,276          2,494             --             7,770
                                             -----------    -----------    -----------       -----------

Interest expense
   Deposits                                        2,889          1,302             --             4,191
   Short-term debt                                   149             41             --               190
                                             -----------    -----------    -----------       -----------
       Total interest expense                      3,038          1,343             --             4,381
                                             -----------    -----------    -----------       -----------
       Net interest income                         2,238          1,151             --             3,389

Provision for loan losses                            370              9             --               379
                                             -----------    -----------    -----------       -----------
       Net interest income after provision
         for loan losses                           1,868          1,142             --             3,010
                                             -----------    -----------    -----------       -----------

Other income
   Service charges on deposit accounts               118             24             --               142
   Security gains (losses)                           (15)           (13)            --               (28)
   Other                                              13             62             --                75
                                             -----------    -----------    -----------       -----------
       Total other income                            116             73             --               189
                                             -----------    -----------    -----------       -----------

Other expenses
   Salaries                                        1,227            600             --             1,827
   Occupancy                                         248            107             --               355
   Equipment                                          52             54             --               106
   Other                                             501            237             11 /F/           749
                                             -----------    -----------    -----------       -----------
       Total other expense                         2,028            998             11             3,037
                                             -----------    -----------    -----------       -----------
       Income before income taxes                    (44)           217            (11)              162

Income taxes (benefit)                                --             61            (61)/G/            --
                                             -----------    -----------    -----------       -----------

       Net income                            $       (44)   $       156    $        50       $       162
                                             ===========    ===========    ===========       ===========

Basic earnings per share                     $      0.05    $      0.22                      $      0.10
                                             ===========    ===========                      ===========
Weighted average shares outstanding              893,100        704,152                        1,577,655
                                             ===========    ===========                      ===========

--------------------------------------------------------------------------------
Bank of Davie and BOC Financial Corporation
Notes to Unaudited Pro forma Condensed Combined Financial Statements


--------------------------------------------------------------------------------

Note 1.    Basis of Presentation and BOC Acquisition

Basis of presentation:

The unaudited Pro Forma Condensed Combined Financial Statements give effect to the merger of Davie and BOC and Carolinas in a business combination accounted for as a purchase. As a result of the merger, BOC and Carolinas will be merged into Davie.

BOC acquisition:

Each of the outstanding shares of BOC Common Stock is to be exchanged for .92 shares of Davie Common Stock ($5 par value). The pro forma balance sheet reflects the proposed exchange as if it had occurred on June 30, 2001, based on a market value estimated by Davie's financial advisor of $11 per share at that date. This estimate will be refined and updated as of the date of the exchange and may be more or less than the value indicated in these Pro Forma Condensed Combined Financial Statements, depending upon operating results from July 1, 2001 to the exchange date, changes in market conditions and other factors. Described below is the pro forma estimate of the total purchase price of the transaction as well as the adjustments to allocate the purchase price based on preliminary estimates of the fair values of the assets and liabilities of BOC.

                                                                                  (in thousands)
Estimated fair value of shares to be issued to BOC shareholders                   $           7,530
Estimated transaction costs                                                                     677
                                                                                  -----------------
         Total                                                                                8,207
Equity of BOC                                                                                 8,192
                                                                                  -----------------
         Excess of cost over book value                                           $              15
                                                                                  =================
         Core deposit intangible assets recorded                                  $              15
                                                                                  =================

There is no adjustment to other asset or liability groups as the fair market values and book values are not materially different at June 30, 2001.

Note 2.  Description of Adjustments

The purchase accounting and pro forma adjustments related to the unaudited pro forma condensed combined balance sheet and income statements are described below:

         A    Issuance of 684,555 ((805,000 - 60,918) X .92) shares, with a par value of $5.00 per share of Davie's common stock with a measurement date value of $11.00.

         B To reflect elimination of BOC's unearned compensation at June 30, 2001, through a charge to retained earnings. The balance at June 30, 2001 consists of BOC's ESOP note receivable of $938,000, unearned ESOP compensation relating to BOC's special return of capital dividend of $259,000, and unearned compensation relating to BOC's management recognition plan of $232,000. At closing, these amounts will be settled, in the case of the ESOP note receivable, or vested, in the case of the latter items, and consequently result in a charge to retained earnings.

         C    The elimination of BOC's remaining equity accounts.

         D To record the transaction premium as computed under "BOC acquisition" in Note 1 above as the core deposit intangible asset. For pro forma purposes, no goodwill is being estimated as a result of this transaction.

--------------------------------------------------------------------------------
Bank of Davie and BOC Financial Corporation
Notes to Unaudited Pro forma Condensed Combined Financial Statements

--------------------------------------------------------------------------------

         E    To record the estimated acquisition costs net of taxes as follows:

                  Employment costs, change of control          $           287
                  Investment advisors                                      190
                  Legal and accounting                                     250
                  Data contract termination                                 50
                         Less:  estimated tax benefits                    (100)
                                                               ---------------
                         Acquisition costs, net                $           677
                                                               ===============

         F Amortization of core deposit intangible. Davie estimates that a core deposit intangible (assuming an acquisition date of January 1, 2000) of $163,000 would be amortized on a straight line basis over 15 years. The core deposit intangible of $163,000 represents the excess of cost over fair value of BOC's equity at January 1, 2000. The difference in the core deposit intangible of $15,000 at June 30, 2001, as reflected in the pro forma condensed combined balance sheet and the core deposit intangible of $163,000 at January 1, 2000, is reflective of the change in the fair value of BOC's equity between those two dates.

         G There is no income tax effect of the pro forma adjustments since the core deposit intangible amortization in the proposed transaction is not tax deductible. The reduction of tax expense in the year ended December 31, 2000 pro forma income statement results from utilization of Davie's net operating loss available for tax purposes in that period.

         H The BOC allowance for loan and lease losses acquired will be allocated by Davie to its loan portfolio acquired from BOC in the same manner as BOC historically has allocated such allowance to its loan portfolio. The pro forma condensed combined income statements contain no adjustment to the provision for loan and lease losses for the year ended December 31, 2000 or for the six months ended June 30, 2001. However, the determination of the appropriate level of any bank's allowance for loan and lease losses is a subjective process that involves both quantitative and qualitative factors. Davie's preliminary analysis performed during due diligence has revealed that there are certain differences in the methodologies employed by BOC and Davie in determining the levels of their respective allowances for loan and lease losses. Davie has selected its methodology for the combined company. In connection with preparations for combining BOC and Davie, Davie will complete its analysis of their allowances for loan and lease losses and further analyze the attributes of the combined loan portfolio. Based on its preliminary analysis, Davie expects that BOC will record an additional provision for loan and lease losses in its results of operations prior to completion of the Merger. The actual addition to the allowance will be determined and recorded prior to the Merger and will be based on a comprehensive analysis of the loan portfolio taking into account credit conditions existing at that time. Davie currently does not believe that the increase in BOC's allowance for loan and lease losses will exceed $250,000.

         I Davie's condensed balance sheet at June 30, 2001, reflects a reallocation of restricted equity securities in the amount of $235,000 from other assets to securities.

                      [This page intentionally left blank.]

                                                                     APPENDIX A

                 AGREEMENT AND PLAN OF REORGANIZATION AND MERGER

                                 BY AND BETWEEN
                                 BANK OF DAVIE,
                              BANK OF THE CAROLINAS
                                       AND
                               BOC FINANCIAL CORP.

                  THIS AGREEMENT AND PLAN OF REORGANIZATION AND MERGER (the "Agreement") is entered into as of the 20th day of July 2001, by and between BANK OF DAVIE ("Davie"), BANK OF THE CAROLINAS ("Carolinas") and BOC FINANCIAL CORP. ("BOC").

                  WHEREAS, Davie is a North Carolina banking corporation with its principal office and place of business located in Mocksville, North Carolina; and,

                  WHEREAS, Carolinas is a North Carolina banking corporation with its principal office and place of business located in Landis, North Carolina; and,

                  WHEREAS, BOC is a North Carolina business corporation with its principal office and place of business located in Landis, North Carolina, and by virtue of its being the owner of all the issued and outstanding shares of common stock of Carolinas is a bank holding company registered as such with the Board of Governors of the Federal Reserve System; and,

                  WHEREAS, Davie, Carolinas and BOC have agreed that it is in their mutual best interests and in the best interests of their respective shareholders for BOC and Carolinas to be merged with and into Davie in the manner and upon the terms and conditions contained in this Agreement; and,

                  WHEREAS, to effectuate the foregoing, Davie, Carolinas and BOC desire to adopt this Agreement as a plan of reorganization in accordance with the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended; and,

                  WHEREAS, Davie's Board of Directors has approved this Agreement and will recommend to Davie's shareholders that they approve this Agreement and the transactions described herein; and,

                  WHEREAS, Carolinas' and BOC's respective Boards of Directors have each approved this Agreement and BOC's Board of Directors, by virtue of the fact that it is the sole shareholder of Carolinas, desires to approve this Agreement as sole shareholder by authorizing the execution hereof, and BOC's Board of Directors will recommend to BOC's shareholders that they approve this Agreement and the transactions described herein.

                  NOW, THEREFORE, in consideration of the premises, the mutual benefits to be derived from this Agreement, and the representations, warranties, conditions, covenants and promises herein contained, and subject to the terms and conditions hereof, Davie, Carolinas and BOC hereby adopt and make this Agreement and mutually agree as follows:

                                    ARTICLE I
                                   THE MERGER

         1.01. Names of Merging Corporations. The names of the corporations
               -----------------------------
proposed to be merged are Bank of Davie ("Davie") and BOC Financial Corp.
("BOC").

         1.02. Nature of Transaction; Plan of Merger. Subject to the provisions of this Agreement, at the "Effective Time" (as defined in Paragraph 1.07 below), BOC will be merged into and with Davie (the "Merger") as provided in the plan of merger (the "Plan of Merger") attached as Exhibit A to this Agreement.
                                          ---------

         1.03. Effect of Merger; Surviving Corporation. At the Effective Time,
               ---------------------------------------
and by reason of the Merger, the separate corporate existence of BOC shall cease while the corporate existence of Davie as the surviving corporation in the Merger shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Merger. Following the Merger, Davie shall continue to operate as a North Carolina banking corporation and will conduct its business at the then legally established branch and main offices of Davie. The duration of the corporate existence of Davie, as the surviving corporation, shall be perpetual and unlimited.

         1.04. Assets and Liabilities of BOC. At the Effective Time, and by
               -----------------------------
reason of the Merger, and in accordance with applicable law, all of the property, assets and rights of every kind and character of BOC (including without limitation all real, personal or mixed property, all debts due on whatever account, all other chooses in action and every other interest of or belonging to or due to BOC, whether tangible or intangible) shall be transferred to and vest in Davie, and Davie shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature of BOC (including all trust and other fiduciary properties, powers and rights), all without any conveyance, assignment or further act or deed; and, Davie shall become responsible for all of the liabilities, duties and obligations of every kind, nature and description of BOC (including duties as trustee or fiduciary) as of the Effective Time. By virtue of the Merger, BOC's interest in and ownership of the outstanding shares of $5.00 par value common stock of its wholly-owned subsidiary, Bank of the Carolinas ("Carolinas"), shall be transferred to and vest in Davie, and Carolinas shall become a wholly-owned subsidiary of Davie.

         1.05.    Conversion and Exchange of Stock.
                  --------------------------------

                  (a) Conversion of BOC Stock. Except as otherwise provided in
                      ------------------------
this Agreement, at the Effective Time all rights of BOC's shareholders with respect to all outstanding shares of BOC's $1.00 par value common stock (the "BOC Stock") shall cease to exist and, as consideration for and to effect the Merger, each such outstanding share shall be converted, without any action by Davie, BOC or any BOC shareholder, into the right to receive 0.92 shares of $5.00 par value common stock issued by Davie ("Davie Stock").

                  At the Effective Time, and without any action by Davie, BOC or any BOC shareholder, BOC's stock transfer books shall be closed and there shall be no further transfers of BOC Stock on its stock transfer books or the registration of any transfer of a certificate evidencing BOC Stock (a "BOC Certificate") by any holder thereof, and the holders of BOC Certificates shall cease to be, and shall have no further rights as, stockholders of BOC other than as provided in this Agreement. Following the Effective Time, BOC Certificates shall evidence only the right of the registered holder thereof to receive shares of Davie Stock as provided in this Paragraph 1.05(a), or in the case of BOC Stock held by shareholders who properly shall have exercised "Dissenters Rights" (as defined in Paragraph 1.05(d)), cash as provided in Article 13 of the North Carolina Business Corporation Act.

                  (b) Exchange and Payment Procedures; Surrender of
                      ---------------------------------------------
Certificates. As promptly as practicable, but not more than five business days
------------
following the Effective Time, Davie shall send or cause to be sent to each former BOC shareholder of record immediately prior to the Effective Time written instructions and transmittal materials (a "Transmittal Letter") for use in surrendering BOC Certificates to Davie or to an exchange agent appointed by Davie. Upon the proper surrender and delivery to Davie or its agent (in accordance with its instructions, and accompanied by a properly completed Transmittal Letter) by a former shareholder of BOC of his or her BOC Certificate(s), and in exchange therefor, Davie shall as soon as practicable issue and deliver to the shareholder a certificate evidencing the Davie Stock into which the shareholder's BOC Stock has been converted.

                      Subject to Paragraph 1.05(e), no certificate evidencing Davie Stock shall be issued or delivered to any former BOC shareholder unless and until such shareholder shall have properly surrendered to Davie or its agent the BOC Certificate(s) formerly representing his or her shares of BOC Stock, together with a properly completed Transmittal Letter. Further, until a former BOC shareholder's BOC Certificates are so surrendered and certificates for the Davie Stock into which his or her BOC Stock was converted at the Effective Time actually are issued to him or her, no dividend or other distribution payable by Davie with respect to that Davie Stock as of any date subsequent to the Effective Time shall be paid or delivered to the former BOC shareholder. However, upon the proper surrender of the shareholder's BOC Certificate, Davie shall pay to the shareholder the amount of any such dividends or other distributions which have accrued but remain unpaid with respect to that Davie Stock.

                  (c) Antidilutive Adjustments. If, prior to the Effective Time,
                      -------------------------
BOC or Davie shall declare any dividend payable in shares of BOC Stock or Davie Stock or shall subdivide, split, reclassify or combine the presently outstanding shares of BOC Stock or Davie Stock, then an appropriate and proportionate adjustment shall be made in the number of shares of Davie Stock to be issued in exchange for each of the shares of BOC Stock.

                  (d) Dissenters. Any shareholder of BOC who properly exercises
                      -----------
the right of dissent and appraisal with respect to the Merger as provided in
Section 55-13-02 of the North Carolina General Statutes ("Dissenter's Rights") shall be entitled to receive payment of the fair value of his or her shares of BOC Stock in the manner and pursuant to the procedures provided therein. Shares of BOC Stock held by persons who exercise Dissenter's Rights shall not be converted as described in Paragraph 1.05(a). However, if any shareholder of BOC who exercises Dissenter's Rights shall fail to perfect those rights, or effectively shall waive or lose such rights, then each of his or her shares of BOC Stock, at Davie's sole option, shall be deemed to have been converted into the right to receive Davie Stock as of the Effective Time as provided in Paragraph 1.05(a) hereof.

                  (e) Lost Certificates. Shareholders of BOC whose BOC
                      ------------------
Certificates have been lost, destroyed, stolen or otherwise are missing shall be entitled to receive the certificates evidencing Davie Stock to which they are entitled in accordance with and upon compliance with reasonable conditions imposed by Davie, including without limitation a requirement that those shareholders provide lost instruments indemnities or surety bonds in form, substance and amounts satisfactory to Davie.

          1.06.   Bank Merger. As soon as practicable following the Effective
                  ------------
Time, Carolinas will be merged into and with Davie (the "Bank Merger") as provided in the plan of merger (the "Plan of Bank Merger") attached as Exhibit B
                                                                       ---------
to this Agreement, at which time Davie's corporate name shall be changed to "Bank of the Carolinas."

         1.07     Articles of Incorporation, Bylaws and Management. The Articles
                  -------------------------------------------------
of Incorporation and Bylaws of Davie in effect at the Effective Time shall be the Articles of Incorporation and Bylaws of Davie as the surviving corporation in each of the Merger and the Bank Merger, provided, however, that, in connection with the Bank Merger, the name of Davie shall be changed to "Bank of the Carolinas." The directors of BOC and Carolinas in office at the Effective Time shall be appointed to the Board of Directors of Davie and the chairman of the Board of Directors of BOC in office at the Effective Time shall be named chairman of the Board of Directors of Davie, each to hold such office until removed as provided by law or until the election or appointment of their respective successors. The directors and officers of Davie in office at the Effective Time shall continue to hold such offices until removed as provided by law or until the election or appointment of their respective successors. The officers of BOC and Carolinas in office at the effective time shall be named to positions with Davie as indicated in Exhibit C, attached hereto and hereby
                                     ----------
incorporated by reference.

         1.08. Closing; Effective Time. The closing of the Merger, the Bank
               -----------------------
Merger, and other transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Davie, in Mocksville, North Carolina, or at such other place as Davie shall designate, on a date mutually agreeable to Davie and BOC (the "Closing Date") after the expiration of any and all required waiting periods following the effective date of required approvals of the Merger and the Bank Merger by governmental or regulatory authorities (but in no event more than sixty (60) days following the expiration of all such required waiting periods). At the Closing, Davie, BOC and Carolinas shall take such actions (including without limitation the delivery of certain closing documents and the execution of Articles of Merger under North Carolina law) as are required in this Agreement and as otherwise shall be required by law to consummate the Merger and the Bank Merger and cause each to become effective.

         Subject to the terms and conditions set forth in this Agreement, the Merger shall become effective on the date and at the time (the "Effective Time") specified in Articles of Merger, containing the appropriate certificate of approval of the North Carolina Commissioner of Banks, executed by Davie, and filed by it with the North Carolina Secretary of State in accordance with applicable law; provided, however, that the Effective Time shall in no event be more than ten (10) days following the Closing Date. The Bank Merger shall become effective on the date and at the time specified in the Articles of Merger executed by Davie and filed by it with the North Carolina Secretary of State in accordance with applicable law, provided, however, that Davie shall use its best efforts to cause the Bank Merger to become effective as soon as practicable following the Effective Time.

                                   ARTICLE II
                        REPRESENTATIONS AND WARRANTIES OF
                                BOC AND CAROLINAS

         Except as otherwise specifically described in this Agreement or as "Previously Disclosed" (as defined in Paragraph 10.13) by BOC and Carolinas to Davie, BOC and Carolinas hereby make the following representations and warranties to Davie.

         2.01. Organization; Standing; Power. BOC and Carolinas each (i) is duly
               -----------------------------
organized and incorporated, validly existing and in good standing as a corporation under the laws of the State of North Carolina; (ii) has all requisite power and authority (corporate and other) to own, lease and operate its properties and to carry on its business as it now is being conducted; (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned, leased or operated by it therein, or in which the transaction of its business, makes such qualification necessary, except where failure so to qualify would not have a material adverse effect on BOC and Carolinas considered as one enterprise; and (iv) is not transacting business or operating any properties owned or leased by it in violation of any provision of federal, state or local law or any rule or regulation promulgated thereunder, except where such violation would not have a material adverse effect on BOC and Carolinas considered as one enterprise.

         2.02. Capital Stock.
               -------------

               (a) BOC's authorized capital stock consists of 9,000,000 shares of common stock, $1.00 par value, one vote per share (the "BOC Stock") and 1,000,000 shares of preferred stock, no par value. At the Effective Time, there will be not more than 805,000 shares of common stock issued and outstanding, and no shares of preferred stock issued or outstanding.

               Each outstanding share of the BOC Stock (i) has been duly authorized and is validly issued and outstanding, and is fully paid and nonassessable, and (ii) has not been issued in violation of the preemptive rights of any shareholder. The BOC Stock has been registered with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act") and BOC is subject to the registration and reporting requirements of the 1934 Act.

          (b) Carolinas' authorized capital stock consists of 1,000,000 shares of common stock, $5.00 par value, one vote per share (the "Carolinas Stock"). At the Effective Time, there will be 100,000 shares of the Carolinas Stock issued and outstanding.

          Each outstanding share of Carolinas Stock (i) has been duly authorized and is validly issued and outstanding, and is fully paid and nonassessable (except to the extent provided in N.C. Gen. Stat.ss. 53-42), and (ii) has not been issued in violation of the preemptive rights of any shareholder.

     2.03. Principal Shareholders. BOC owns 100% of the outstanding stock of
           ----------------------
Carolinas. Except as Previously Disclosed, no person or entity is known to management of BOC to beneficially own, directly or indirectly, more than 5% of the outstanding shares of BOC Stock.

     2.04. Subsidiaries. Carolinas has no subsidiaries, direct or indirect, and,
           ------------
except for equity securities included in its investment portfolio at December 31, 2000, does not own any stock or other equity interest in any other corporation, service corporation, joint venture, partnership or other entity. Carolinas is the only subsidiary of BOC.

     2.05. Convertible Securities, Options, Etc. Except as Previously Disclosed,
           ------------------------------------
BOC does not have any outstanding (i) securities or other obligations (including debentures or other debt instruments) which are convertible into shares of BOC Stock or any other securities of BOC; (ii) options, warrants, rights, calls or other commitments of any nature which entitle any person to receive or acquire any shares of BOC Stock or any other securities of BOC; or (iii) plans, agreements or other arrangements pursuant to which shares of BOC Stock or any other securities of BOC, or options, warrants, rights, calls or other commitments of any nature pertaining to any securities of BOC, have been or may be issued.

     2.06. Authorization and Validity of Agreement. This Agreement has been duly
           ---------------------------------------
and validly approved by the respective Boards of Directors of BOC and Carolinas. Subject only to approval of the shareholders of BOC in the manner required by law and receipt of all required approvals of governmental or regulatory authorities having jurisdiction over Davie, BOC or Carolinas (collectively, the "Regulatory Authorities") of the transactions described herein, (i) BOC and Carolinas each have the corporate power and authority to execute and deliver this Agreement and to perform its obligations and agreements and carry out the transactions described in this Agreement, (ii) all corporate proceedings and approvals required to authorize BOC and Carolinas to enter into this Agreement and to perform their obligations and agreements and carry out the transactions described herein have been duly and properly completed or obtained, and (iii) this Agreement constitutes the valid and binding agreement of BOC and Carolinas enforceable in accordance with its terms (except to the extent enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect which affect creditors' rights generally, (B) legal and equitable limitations on the availability of injunctive relief, specific performance and other equitable remedies, and (C) general principles of equity and applicable laws or court decisions limiting the enforceability of indemnification provisions).

     2.07. Validity of Transactions; Absence of Required Consents or Waivers.
           -----------------------------------------------------------------
Subject to the receipt of required approvals of Regulatory Authorities, neither the execution and delivery of this Agreement, nor the consummation of the transactions described herein, nor compliance by BOC or Carolinas with any of the obligations or agreements contained herein, nor any action or inaction by BOC or Carolinas required herein, will: (i) conflict with or result in a breach of the terms and conditions of, or constitute a default or violation under any provision of, the Articles of Incorporation or Bylaws of BOC or Carolinas, or any material contract, agreement, lease, mortgage, note, bond, indenture, license, or obligation or understanding (oral or written) to which BOC or Carolinas is bound or by which they or their business, capital stock or any of its properties or assets may be affected; (ii) result in the creation or imposition of any material lien, claim, interest, charge, restriction or encumbrance upon any of the properties or assets of BOC or Carolinas; (iii) violate any applicable federal or state statute, law, rule or regulation, or any judgment, order, writ, injunction or decree of any court, administrative or regulatory agency or governmental body, which violation will or may have a material adverse effect on BOC or Carolinas, their financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations, or on BOC's or Carolinas' ability to consummate the transactions described herein or to carry on the business of BOC or Carolinas as presently conducted; (iv) result in the acceleration of any material obligation or indebtedness of BOC or Carolinas; or
(v) interfere with or otherwise adversely affect BOC's or Carolinas' respective abilities to carry on their respective businesses as presently conducted.

               No consents, approvals or waivers are required to be obtained from any person or entity in connection with BOC's or Carolinas' execution and delivery of this Agreement, or the performance of their obligations or agreements or the consummation of the transactions described herein, except for required approvals of Regulatory Authorities.

         2.08. Books and Records of BOC and Carolinas. BOC's and Carolinas'
               --------------------------------------
books of account and business records have been maintained in all material respects in compliance with all applicable legal and accounting requirements, and such books and records are complete and reflect accurately in all material respects BOC's and Carolinas' items of income and expense and all of their assets, liabilities and stockholders' equity. The minute books of BOC and Carolinas are complete and accurately reflect in all material respects all corporate actions which their shareholders and boards of directors, and all committees thereof, have taken during the time periods covered by such minute books, and, all such minute books have been or will be made available to Davie and its representatives.

         2.09. Reports of BOC and Carolinas. To the "Best Knowledge" (as defined
               ----------------------------
in Paragraph 10.14 hereof) of management of BOC and Carolinas, BOC and Carolinas have filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed with (i) the North Carolina Commissioner of Banks (the "Commissioner"),
(ii) the Federal Deposit Insurance Corporation (the "FDIC"), (iii) the Securities and Exchange Commission (the "SEC"), or (iv) any other Regulatory Authorities. All such reports, registrations and statements filed by BOC and Carolinas with the Commissioner, the FDIC, the SEC or any other Regulatory Authorities are collectively referred to in this Agreement as the "BOC Reports." To the Best Knowledge of management of BOC and Carolinas, the BOC Reports complied in all material respects with all the statutes, rules and regulations enforced or promulgated by the Regulatory Authorities with which they were filed and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. BOC and Carolinas have not been notified that any such BOC Reports were deficient in any material respect as to form or content.

         2.10. BOC Financial Statements. BOC and Carolinas have Previously
               ------------------------
Disclosed to Davie a copy of BOC's consolidated audited statements of financial condition as of December 31, 1999 and 2000, and its consolidated audited statements of income, stockholders' equity and cash flows for the years ended December 31, 1999 and 2000, together with notes thereto (collectively, the "BOC Audited Financial Statements"), together with copies of BOC's consolidated, unaudited statements of financial condition as of March 31, 2001, and consolidated unaudited statements of income and cash flows for the three-months ended March 31, 2000 and 2001 (collectively, the "BOC Interim Financial Statements"). Following the date of this Agreement, BOC promptly will deliver to Davie all other annual or interim financial statements prepared by or for BOC. The BOC Audited Financial Statements and the BOC Interim Financial Statements
(i) were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated, (ii) are in accordance with BOC's books and records and (iii) present fairly BOC's consolidated financial condition, assets and liabilities, results of operations, changes in stockholders' equity and changes in cash flows as of the dates indicated and for the periods specified therein. The BOC Audited Financial Statements have been audited by Dixon Odom PLLC, which currently serves as BOC's independent certified public accountants.

         2.11. Tax Returns and Other Tax Matters. (i) BOC and Carolinas have
               ---------------------------------
timely filed or caused to be filed all federal, state and local income tax returns and reports which are required by law to have been filed, and, to the Best Knowledge of management of BOC and Carolinas, all such returns and reports were true, correct and complete and contained all material information required to be contained therein; (ii) all federal, state and local income, profits, franchise, sales, use, occupation, property, excise, withholding, employment and other taxes (including interest and penalties), charges and assessments which have become due from or been assessed or levied against BOC and Carolinas or its respective properties have been fully paid or, if not yet due, a reserve or accrual, which is adequate in all material respects for the payment of all such taxes to be paid and the obligation for such unpaid taxes, is reflected on the BOC Interim Financial Statements; (iii) the income, profits, franchise, sales, use, occupation, property, excise, withholding, employment and other tax returns and reports of BOC and Carolinas have not been subjected to audit by the Internal Revenue Service (the "IRS") or the North Carolina Department Revenue in the last ten years and BOC and Carolinas have not received any indication of the pendency of any audit or examination in connection with any such tax return or report and, to the Best Knowledge of management of BOC and Carolinas, no such return or report is subject to adjustment; and (iv) BOC and Carolinas have not executed any waiver or extended the statute of limitations (or been asked to execute a waiver or extend a statute of limitations) with respect to any tax year, the audit of any such tax return or report, or the assessment or collection of any tax.

         2.12.    Absence of Material Adverse Changes or Certain Other Events.
                  -----------------------------------------------------------

                  (a) Since December 31, 2000, BOC and Carolinas each has conducted its business only in the ordinary course, and there has been no material adverse change, and there has occurred no event or development, and there currently exists no condition or circumstance, which, with the lapse of time or otherwise, may or could cause, create or result in a material adverse change in or affecting the financial condition of BOC or Carolinas or the respective results of operations, prospects, business, assets, loan portfolio, investments, properties or operations of BOC or Carolinas, as applicable.

                  (b) Since December 31, 2000, and other than in the ordinary course of its business, BOC and Carolinas have not incurred any material liability, engaged in any material transaction, entered into any material agreement, increased the salaries, compensation or general benefits payable or provided to its employees, suffered any material loss, destruction or damage to any of its properties or assets, or made a material acquisition or disposition of any assets or entered into any material contract or lease.



         2.13.    Absence of Undisclosed Liabilities. BOC and Carolinas do not
                  ----------------------------------
have any material liabilities or obligations, whether known or unknown, matured or unmatured, accrued, absolute, contingent or otherwise, whether due or to become due (including without limitation tax liabilities or unfunded liabilities under employee benefit plans or arrangements), other than (i) those reflected in the BOC Financial Statements or BOC Interim Financial Statements, (ii) increases in deposit accounts in the ordinary course of business since March 31, 2001, or
(iii) loan commitments permitted under this Agreement since June 30, 2001, and which do not exceed $100,000 in the case of any individual loan or $1,000,000 in the case of all loans.

         2.14.    Compliance with Existing Obligations. BOC and Carolinas each
                  ------------------------------------
has performed in all material respects all obligations required to be performed under, and are not in default in any material respect under, or in violation in any material respect of, the terms and conditions of their respective Articles of Incorporation, Bylaws, material contracts, agreements, leases, mortgages, notes, bonds, indentures, licenses, obligations, understandings or other undertakings (whether oral or written) to which they are bound or by which their business, operations, capital stock or any property or assets may be affected.

         2.15.    Litigation and Compliance with Law.
                  ----------------------------------

                  (a) Except as Previously Disclosed, there are no actions, suits, arbitrations, controversies or other proceedings or investigations (or, to the Best Knowledge of management of BOC and Carolinas, any facts or circumstances which reasonably could result in such), including without limitation any such action by any Regulatory Authority, which currently exist or are ongoing, pending or, to the Best Knowledge of management of BOC and Carolinas, are threatened, contemplated or probable of assertion, against, relating to or otherwise affecting BOC or Carolinas or any of their properties, assets or employees.

                  (b) BOC and Carolinas have all licenses, permits, orders, authorizations or approvals ("Permits") of all federal, state, local or foreign governmental or regulatory agencies that are material to or necessary for the conduct of their business or to own, lease and operate their properties; all such Permits are in full force and effect; no violations have occurred with respect to any such Permits; and no proceeding is pending or, to the Best Knowledge of management of BOC and Carolinas, threatened or probable of assertion to suspend, cancel, revoke or limit any Permit.

                  (c) Neither BOC nor Carolinas is subject to any supervisory agreement, enforcement order, writ, injunction, capital directive, supervisory directive, memorandum of understanding or other similar agreement, order, directive, memorandum or consent of, with or issued by any Regulatory Authority (including without limitation the Commissioner or the FDIC) relating to financial condition, directors or officers, employees, operations, capital, regulatory compliance or any other matter; there are no judgments, orders, stipulations, injunctions, decrees or awards against BOC or Carolinas which limit, restrict, regulate, enjoin or prohibit in any material respect any present or past business or practice of BOC or Carolinas; and, BOC and Carolinas have not been advised and have no reason to believe that any Regulatory Authority or any court is contemplating, threatening or requesting the issuance of any such agreement, order, writ, injunction, directive, memorandum, judgment, stipulation, decree or award.

                  (d) To the Best Knowledge of management of BOC and Carolinas, BOC and Carolinas are not in violation or default in any material respect under, and have complied in all material respects with, all laws, statutes, ordinances, rules, regulations, orders, writs, injunctions or decrees of any court or federal, state, municipal or other Regulatory Authority having jurisdiction or authority over it or its business operations, properties or assets (including without limitation all provisions of North Carolina law relating to usury, the Consumer Credit Protection Act, and all other federal and state laws and regulations applicable to extensions of credit by BOC or Carolinas). To the Best Knowledge of management of BOC and Carolinas, there is no basis for any claim by any person or authority for compensation, reimbursement, damages or other penalties or relief for any violations described in this subparagraph (d).

         2.16.    Real Properties. BOC and Carolinas have Previously Disclosed
                  ---------------
to Davie a listing of all real property owned by BOC or Carolinas (including Carolinas' banking facilities and all other real estate or foreclosed properties, including improvements thereon, owned by BOC or Carolinas) (collectively, the "BOC Real Property"). With respect to each parcel of the BOC Real Property, BOC and Carolinas have good and marketable fee simple title to the BOC Real Property and own the same free and clear of all mortgages, liens, leases, encumbrances, title defects and exceptions to title other than (i) the lien of current taxes not yet due and payable, and (ii) such imperfections of title and restrictions, covenants and easements (including utility easements) which do not materially affect the value of the BOC Real Property or which do not and will not materially detract from, interfere with or restrict the present or future use of the BOC Real Property.

                  The BOC Real Property complies in all material respects with all applicable federal, state and local laws, regulations, ordinances or orders of any governmental or regulatory authority, including those relating to zoning, building and use permits, and the parcels of the BOC Real Property upon which BOC's offices or Carolinas' banking or other offices are situated, or which are used by BOC or Carolinas in conjunction with their banking or other offices or for other purposes, may, under applicable zoning ordinances, be used for the purposes for which they currently are used as a matter of right rather than as a conditional or nonconforming use.

                  All improvements and fixtures included in or on the BOC Real Property are in good condition and repair, ordinary wear and tear excepted, and there does not exist any condition which in any material respect interferes with BOC's or Carolinas' respective use (or will interfere with Davie's use after the Merger) or affects the economic value thereof.

                  Neither BOC nor Carolinas is party (whether as lessee or lessor) to any lease or rental agreement with respect to any real property.

         2.17.    Loans, Accounts, Notes and Other Receivables.
                  --------------------------------------------

                  (a) All loans, accounts, notes and other receivables reflected as assets on BOC's and Carolinas' books and records (i) have resulted from bona fide business transactions in the ordinary course of operations, (ii) in all material respects were made in accordance with BOC's or Carolinas' standard practices and procedures, and (iii) are owned by BOC or Carolinas free and clear of all liens, encumbrances, assignments, participation or repurchase agreements or other exceptions to title or to the ownership or collection rights of any other person or entity.

                  (b) All records of BOC or Carolinas regarding all outstanding loans, accounts, notes and other receivables, and all other real estate owned, are accurate in all material respects, and, each loan which Carolinas' loan documentation indicates is secured by any real or personal property or property rights ("Loan Collateral") is secured by valid, perfected and enforceable liens on all such Loan Collateral having the priority described in Carolinas' records of such loan.

                  (c) To the Best Knowledge of management of BOC and Carolinas, each loan reflected as an asset on BOC's or Carolinas' books, and each guaranty therefor, is the legal, valid and binding obligation of the obligor or guarantor thereon, and no defense, offset or counterclaim has been asserted with respect to any such loan or guaranty.

                  (d) BOC and Carolinas have Previously Disclosed to Davie (i) a written listing of each loan, extension of credit or other asset of BOC or Carolinas which, as of June 30, 2001, was classified by the Commissioner or the FDIC or by BOC or Carolinas as "Loss," "Doubtful," "Substandard" or "Special Mention" (or otherwise by words of similar import), or which BOC or Carolinas otherwise has designated as a special asset or for special handling or placed on any "watch list" because of concerns regarding the ultimate collectibility or deteriorating condition of such asset or any obligor or Loan Collateral therefor, and (ii) a written listing of each loan or extension of credit of BOC or Carolinas which, as of June 30, 2001, was past due more than 30 days as to the payment of principal or interest, or as to which any obligor thereon (including the borrower or any guarantor) otherwise was in default, was the subject of a proceeding in bankruptcy or has indicated any inability or intention not to repay such loan or extension of credit.

                  (e) To the Best Knowledge of management of BOC and Carolinas, each of the loans and other extensions of credit of BOC or Carolinas (with the exception of those loans and extensions of credit specified in the written listings described in Paragraph 2.17(d) above) is collectible in the ordinary course of business in an amount which is not less than the amount at which it is carried on their books and records.

                  (f) Except as Previously Disclosed, Carolinas' reserve for possible loan losses (the "Loan Loss Reserve") has been established in conformity with GAAP, sound banking practices and all applicable requirements, rules and policies of the Commissioner and the FDIC and, in the best judgment of management of Carolinas, is reasonable in view of the size and character of Carolinas' loan portfolio, current economic conditions and other relevant factors, and is adequate to provide for losses relating to or the risk of loss inherent in Carolinas' loan portfolios and other real estate owned.

         2.18.    Securities Portfolio and Investments. BOC and Carolinas have
                  ------------------------------------
Previously Disclosed to Davie a listing of all securities owned, of record or beneficially, by BOC and Carolinas as of June 30, 2001. All securities owned, of record or beneficially, by BOC and Carolinas are held free and clear of all mortgages, liens, pledges, encumbrances or any other restriction or rights of any other person or entity, whether contractual or statutory (other than customary pledges in the ordinary course of their business to secure public funds deposits), which would materially impair the ability of BOC or Carolinas to dispose freely of any such security or otherwise to realize the benefits of ownership thereof at any time. There are no voting trusts or other agreements or undertakings to which BOC or Carolinas is a party with respect to the voting of any such securities. With respect to all "repurchase agreements" under which BOC or Carolinas has "purchased" securities under agreement to resell, BOC or Carolinas has a valid, perfected first lien or security interest in the government securities or other collateral securing the repurchase agreement, and the value of the collateral securing each such repurchase agreement equals or exceeds the amount of the debt owed to BOC or Carolinas which is secured by such collateral.

               Since March 31, 2001, there has been no material deterioration or adverse change in the quality, or any material decrease in the value, of the securities portfolio of BOC or that or Carolinas as a whole.

         2.19. Personal Property and Other Assets. All banking equipment, data
               ----------------------------------
processing equipment, vehicles, and other personal property used by BOC or Carolinas and material to the operation of the business of either are owned by BOC or Carolinas free and clear of all liens, encumbrances, leases, title defects or exceptions to title. To the Best Knowledge of management of BOC and Carolinas, all personal property of BOC and Carolinas material to their business is in good operating condition and repair, ordinary wear and tear excepted.

         2.20. Patents and Trademarks. To the Best Knowledge of management of
               ----------------------
BOC and Carolinas, BOC and Carolinas each owns, possesses or has the right to use any and all patents, licenses, trademarks, trade names, copyrights, trade secrets and proprietary and other confidential information necessary to conduct its business as now conducted. BOC and Carolinas each has not violated, and currently is not in conflict with, any patent, license, trademark, trade name, copyright or proprietary right of any other person or entity.

         2.21. Environmental Matters.
               ---------------------

               (a) As used in this Agreement, "Environmental Laws" shall mean, without limitation:

                    (i) all federal, state and local statutes, regulations, ordinances, orders, decrees, and similar provisions having the force or effect of law (including without limitation the Comprehensive Environmental Response, Compensation and Liability Act; the Superfund Amendment and Reauthorization Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Oil Pollution Act; the Coastal Zone Management Act; any "Superfund" or "Superlien" law; the North Carolina Oil Pollution and Hazardous Substances Control Act; the North Carolina Water and Air Resources Act; and the North Carolina Occupational Safety and Health Act, including any amendments thereto from time to time), and,

                    (ii) all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all standards of conduct and bases of obligations relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, discharge, release, threatened release, control, or clean-up of any "Hazardous Substances" (as defined below).

               "Hazardous Substance" shall mean any materials, substances, wastes, chemical substances, or mixtures presently listed, defined, designated, or classified as hazardous, toxic, or dangerous, or otherwise regulated, under any Environmental Laws, whether by type, quantity or concentration, including without limitation pesticides, pollutants, contaminants, toxic chemicals, oil, or other petroleum products, byproducts or additives, asbestos or materials containing (or presumed to contain) asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, lead, radon, methyl tertiary butyl ether ("MTBE") or radioactive material.

               (b) BOC and Carolinas have Previously Disclosed to Davie copies of all written reports, correspondence, notices or other information or materials, if any, in its possession pertaining to environmental surveys or assessments of the BOC Real Property, and any improvements thereon, or pertaining to any violation or alleged violation of Environmental Laws on, affecting or otherwise involving the BOC Real Property or involving BOC or Carolinas.

               (c) There has been no presence, use, production, generation, handling, transportation, treatment, storage, disposal, emission, discharge, release, or threatened release of any Hazardous Substances by any person on, from or relating to the BOC Real Property which constitutes a violation of any Environmental Laws, or any removal, clean-up or remediation of any Hazardous Substances from, on or relating to the BOC Real Property.

                  (d) Neither BOC nor Carolinas has violated any Environmental Laws, and there has been no violation of any Environmental Laws by any other person or entity for whose liability or obligation with respect to any particular matter or violation BOC or Carolinas is or may be responsible or liable.

                  (e) Neither BOC nor Carolinas is subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to the BOC Real Property or by any person or entity.

                  (f) No facts, events or conditions relating to the BOC Real Property or the operations of BOC or Carolinas at any of its office locations, will prevent, hinder or limit continued compliance with Environmental Laws, or give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental Laws.

                  (g) To the Best Knowledge of management of BOC and Carolinas (it being understood by Davie that, for purposes of this representation, management of BOC and Carolinas has not undertaken a review of each of BOC's or Carolinas' loan files with respect to all Loan Collateral), (i) there has been no violation of any Environmental Laws by any person or entity (including any violation with respect to any Loan Collateral) for whose liability or obligation with respect to any particular matter or violation BOC or Carolinas is or may be responsible or liable, (ii) BOC and Carolinas are not subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon, the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to any Loan Collateral, by any person or entity, and (iii) there are no facts, events or conditions relating to any Loan Collateral that will give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities pursuant to Environmental Laws.

         2.22.    Absence of Brokerage or Finder's Commissions. Except for the
                  --------------------------------------------
engagement of Sterne, Agee & Leach, Inc., Raleigh, North Carolina by BOC (i) no person or firm has been retained by or has acted on behalf of, pursuant to any agreement, arrangement or understanding with, or under the authority of, BOC or Carolinas or their respective Boards of Directors, as a broker, finder or agent or has performed similar functions or otherwise is or may be entitled to receive or claim a brokerage fee or other commission in connection with or as a result of the transactions described herein; and, (ii) neither BOC nor Carolinas has agreed, or has any obligation, to pay any brokerage fee or other commission to any person or entity in connection with or as a result of the transactions described herein.

         2.23.    Material Contracts. Other than a benefit plan or employment
                  ------------------
agreement Previously Disclosed to Davie pursuant to Paragraph 2.25, neither BOC nor Carolinas is party to or bound by any agreement (i) involving money or other property in an amount or with a value in excess of $25,000, (ii) which is not to be performed in full prior to December 31, 2001, (iii) which calls for the provision of goods or services to BOC or Carolinas and cannot be terminated without material penalty upon written notice to the other party thereto, (iv) which is material to BOC or Carolinas and was not entered into in the ordinary course of business, (v) which involves hedging, options or any similar trading activity, or interest rate exchanges or swaps, (vi) which commits BOC or Carolinas to extend any loan or credit (with the exception of letters of credit, lines of credit and loan commitments extended in the ordinary course of Carolinas' business), (vii) which involves the sale of any assets of BOC or Carolinas which are used in and material to the operation of their business, (viii) which involves any purchase of real property, or which involves the purchase of any other assets in the amount of $10,000 in the case of any single transaction or $25,000 in the case of all such transactions, (ix) which involves the purchase, sale, issuance, redemption or transfer of any capital stock or other securities of BOC or Carolinas, or (x) with any director, officer or principal shareholder of BOC or Carolinas (including without limitation any consulting agreement, but not including any agreements relating to loans or other banking services which were made in the ordinary course of Carolinas' business and on substantially the same terms and conditions as were prevailing at that time for similar agreements with unrelated persons).

                  Neither BOC nor Carolinas is in default in any material respect, and there has not occurred any event which with the lapse of time or giving of notice or both would constitute such a default, under any contract, lease, insurance policy, commitment or arrangement to which either BOC or Carolinas is a party or by which either BOC or Carolinas or property of BOC or Carolinas is or may be bound or affected or under which either BOC or Carolinas or property of BOC or Carolinas receives benefits, where the consequences of such default would have a material adverse effect on the financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations of BOC or Carolinas.

         2.24.    Employment Matters; Employee Relations. BOC and Carolinas have
                  --------------------------------------
Previously Disclosed to Davie a listing of the names, years of credited service and current base salary or wage rates of all of their employees as of June 30, 2001. BOC and Carolinas (i) each have in all material respects paid in full to or accrued on behalf of all their respective directors, officers and employees all wages, salaries, commissions, bonuses, fees and other direct compensation for all labor or services performed by them to the date of this Agreement, and all vacation pay, sick pay, severance pay, overtime pay and other amounts for which it is obligated under applicable law or BOC's or Carolinas' existing agreements, benefit plans, policies or practices, and (ii) are each in compliance with all applicable federal, state and local laws, statutes, rules and regulations with regard to employment and employment practices, terms and conditions, and wages and hours and other compensation matters; and, no person has, to the Best Knowledge of management of BOC and Carolinas, asserted that BOC or Carolinas is liable in any amount for any arrearage in wages or employment taxes or for any penalties for failure to comply with any of the foregoing.

                  There is no action, suit or proceeding by any person pending or, to the Best Knowledge of management of BOC or Carolinas, threatened, against BOC or Carolinas (or any employees of BOC or Carolinas), involving employment discrimination, sexual harassment, wrongful discharge or similar claims.

                  Neither BOC nor Carolinas is party to or bound by any collective bargaining agreement with any of its employees, any labor union or any other collective bargaining unit or organization. There is no pending or threatened labor dispute, work stoppage or strike involving BOC or Carolinas and any of their employees, or any pending or threatened proceeding in which it is asserted that BOC or Carolinas has committed an unfair labor practice; and, to the Best Knowledge of management of BOC and Carolinas, there is no activity involving BOC, Carolinas, or any of their employees seeking to certify a collective bargaining unit or engaging in any other labor organization activity.

         2.25.    Employment Agreements; Employee Benefit Plans.
                  ---------------------------------------------

                  (a) BOC and Carolinas have Previously Disclosed to Davie a true and complete list of all bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock and stock option plans; all employment and severance contracts; all medical, dental, health, and life insurance plans; all vacation, sickness and other leave plans, disability and death benefit plans; and all other employee benefit plans, contracts, or arrangements maintained or contributed to by BOC or Carolinas for the benefit of any employees, former employees, directors, former directors or any of their beneficiaries (collectively, the "BOC Plans"). True and complete copies of all BOC Plans, including, but not limited to, any trust instruments or insurance contracts, if any, forming a part thereof or applicable to the administration of any such BOC Plans or the assets thereof, and all amendments thereto, previously have been supplied to Davie. Except as Previously Disclosed, BOC and Carolinas do not maintain, sponsor, contribute to or otherwise participate in any "Employee Benefit Plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any "Multi-employer Plan" within the meaning of Section 3(37) of ERISA, or any "Multiple Employer Welfare Arrangement" within the meaning of Section 3(40) of ERISA. Each BOC Plan which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA and which is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") has received or applied for a favorable determination letter from the IRS to the effect that they are so qualified, and neither BOC nor Carolinas is aware of any circumstances reasonably likely to result in the revocation or denial of any such favorable determination letter. All reports and returns with respect to the BOC Plans (and any BOC Plans previously maintained by BOC or Carolinas) required to be filed with any governmental department, agency, service or other authority, including without limitation Internal Revenue Service Form 5500 (Annual Report), have been properly and timely filed.

          (b) All "Employee Benefit Plans" maintained by or otherwise covering employees or former employees of BOC or Carolinas, to the extent each is subject to ERISA, currently are, and at all times have been, in compliance with all material provisions and requirements of ERISA. There is no pending or threatened litigation relating to any BOC Plan or any employee benefit plan, contract or arrangement previously maintained by BOC or Carolinas. Neither BOC nor Carolinas have engaged in a transaction with respect to any BOC Plan that could subject BOC or Carolinas to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.

          (c) BOC and Carolinas have delivered to Davie a true, correct and complete copy (including copies of all amendments thereto) of each retirement plan maintained by it which is intended to be a plan qualified under Section 401(a) of the Code (collectively, the "BOC Retirement Plans"), together with true, correct and complete copies of the summary plan descriptions relating to the BOC Retirement Plans, the most recent determination letters received from the IRS regarding the BOC Retirement Plans, and the most recent Annual Reports (Form 5500 series) and related schedules, if any, for the BOC Retirement Plans.

              The BOC Retirement Plans are qualified under the provisions of
Section 401(a) of the Code, the trusts under the BOC Retirement Plans are exempt trusts under Section 501(a) of the Code, and determination letters have been issued or applied for with respect to the BOC Retirement Plans to said effect, including determination letters covering the current terms and provisions of the BOC Retirement Plans. There are no issues relating to said qualification or exemption of the BOC Retirement Plans currently pending before the IRS, the United States Department of Labor, the Pension Benefit Guaranty Corporation or any court. The BOC Retirement Plans and the administration thereof meet (and have met since the establishment of the BOC Retirement Plans) in all material respects all of the applicable requirements of ERISA, the Code and all other laws, rules and regulations applicable to the BOC Retirement Plans and do not violate (and since the establishment of the BOC Retirement Plans have not violated) in any material respect any of the applicable provisions of ERISA, the Code and such other laws, rules and regulations. Without limiting the generality of the foregoing, all reports and returns with respect to the BOC Retirement Plans required to be filed with any governmental department, agency, service or other authority have been properly and timely filed. There are no issues or disputes with respect to the BOC Retirement Plans or the administration thereof currently existing between BOC, Carolinas, or any trustee or other fiduciary thereunder, and any governmental agency, any current or former employee of Carolinas or beneficiary of any such employee, or any other person or entity. No "reportable event" within the meaning of Section 4043 of ERISA has occurred at any time with respect to the BOC Retirement Plans.

          (d) No liability under subtitle C or D of Title IV of ERISA has been or is expected to be incurred by BOC or Carolinas with respect to the BOC Retirement Plans or with respect to any other ongoing, frozen or terminated defined benefit pension plan currently or formerly maintained by BOC or Carolinas. BOC and Carolinas do not presently contribute to a "Multiemployer Plan." All contributions required to be made pursuant to the terms of each of the BOC Plans (including without limitation the BOC Retirement Plans and any other "pension plan" (as defined in Section 3(2) of ERISA, provided such plan is intended to qualify under the provisions of Section 401(a) of the Code) maintained by BOC or Carolinas have been timely made. Neither the BOC Retirement Plans nor any other "pension plan" maintained by BOC or Carolinas have an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA. BOC and Carolinas have not provided, and are not required to provide, security to any "pension plan" or to any "Single Employer Plan" pursuant to Section 401(a)(29) of the Code. Under the BOC Retirement Plans and any other "pension plan" maintained by BOC or Carolinas as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of all "benefit liabilities," within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the plan's most recent actuarial valuation) did not exceed the then current value of the assets of such plan, and there has been no material change in the financial condition of any such plan since the last day of the most recent plan year.

           (e) Except as provided in the terms of the BOC Retirement Plans themselves, there are no restrictions on the rights of BOC or Carolinas to amend or terminate any BOC Retirement Plan without incurring any liability thereunder. Neither the execution and delivery of this Agreement nor the consummation of the transactions described herein will, except as otherwise specifically provided in this Agreement, (i) result in any payment to any person (including without limitation any severance compensation or payment, unemployment compensation, "golden parachute" or "change in control" payment, or otherwise) becoming due under any plan or agreement to any director, officer, employee or consultant,
(ii) increase any benefits otherwise payable under any plan or agreement, or
(iii) result in any acceleration of the time of payment or vesting of any such benefit.

     2.26. Insurance. BOC and Carolinas have Previously Disclosed to Davie a
           ---------
listing of each blanket bond, liability insurance, life insurance or other insurance policy in effect on June 30, 2001, and in which it was an insured party or beneficiary (each a "BOC Policy" and collectively the "BOC Policies"). The BOC Policies provide coverage in such amounts and against such liabilities, casualties, losses or risks as is customary or reasonable for entities engaged in the businesses of BOC and Carolinas or as is required by applicable law or regulation; and, in the reasonable opinion of management of BOC and Carolinas, the insurance coverage provided under the BOC Policies is reasonable and adequate in all respects for BOC and Carolinas. Each of the BOC Policies is in full force and effect and is valid and enforceable in accordance with its terms, and is underwritten by an insurer of recognized financial responsibility and which is qualified to issue those policies in North Carolina; and, BOC and Carolinas have complied in all material respects with requirements (including the giving of required notices) under each such BOC Policy in order to preserve all rights thereunder with respect to all matters. BOC and Carolinas are not in default under the provisions of, have not received notice of cancellation or nonrenewal of or any premium increase on, and have not failed to pay any premium on, any BOC Policy, and, to the Best Knowledge of management of BOC and Carolinas, there has not been any inaccuracy in any application for any BOC Policy. There are no pending claims with respect to any BOC Policy, and, to the Best Knowledge of management of BOC and Carolinas, there currently are no conditions, and there has occurred no event, that is reasonably likely to form the basis for any such claim.

     2.27. Insurance of Deposits. All deposits of Carolinas are insured by the
           ---------------------
Bank Insurance Fund of the FDIC to the maximum extent permitted by law, all deposit insurance premiums due from Carolinas to the FDIC have been paid in full in a timely fashion, and, to the Best Knowledge of management of Carolinas, no proceedings have been commenced or are contemplated by the FDIC or otherwise to terminate such insurance.

     2.28. Obstacles to Regulatory Approval. To the Best Knowledge of management
           --------------------------------
of BOC and Carolinas, there exists no fact or condition (including Carolinas' record of compliance with the Community Reinvestment Act) relating to BOC or Carolinas that may reasonably be expected to prevent or materially impede or delay Davie, BOC or Carolinas from obtaining the regulatory approvals required in order to consummate the transactions described in this Agreement; and, if any such fact or condition becomes known to BOC or Carolinas, BOC or Carolinas shall promptly (and in any event within three days after obtaining such Knowledge) give notice of such fact or condition to Davie in the manner provided herein.

     2.29. Disclosure. To the Best Knowledge of management of BOC and Carolinas,
           ----------
no written statement, certificate, schedule, list or other written information furnished by or on behalf of BOC or Carolinas to Davie in connection with this Agreement and the transactions described herein, when considered as a whole, contains or has contained any untrue statement of a material fact or omits or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     2.30. Shareholder Approval. By its execution of this Agreement, BOC also
           --------------------
approves the Merger in BOC's capacity as Carolinas' sole shareholder.

                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF DAVIE

     Except as otherwise specifically provided in this Agreement or as "Previously Disclosed" (as defined in Paragraph 10.13) by Davie to BOC and Carolinas, Davie hereby makes the following representations and warranties to BOC and Carolinas.

     3.01. Organization; Standing; Power. Davie (i) is duly organized and
           -----------------------------
incorporated, validly existing and in good standing as a banking corporation under the laws of the State of North Carolina; (ii) has all requisite power and authority (corporate and other) to own, lease and operate its properties and to carry on its business as it now is being conducted; (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned, leased or operated by it therein, or in which the transaction of its business, makes such qualification necessary, except where failure so to qualify would not have a material adverse effect on Davie; and
(iv) is not transacting business or operating any properties owned or leased by it in violation of any provision of federal, state or local law or any rule or regulation promulgated thereunder, except where such violation would not have a material adverse effect on Davie.

     3.02. Capital Stock. At the Effective Time, Davie's authorized capital
           -------------
stock will consist of 5,000,000 shares of common stock, $5.00 par value (the "Davie Stock"), of which no more than 893,100 shares, plus such number of additional shares, if any, as shall have been issued by Davie after the date of this Agreement as provided in Paragraph 5.02(b) below, will be issued and outstanding and constitute Davie's only outstanding securities.

           Each outstanding share of Davie Stock (i) has been duly authorized and is validly issued and outstanding, and is fully paid and nonassessable (except to the extent provided in N.C. Gen. Stat. ss. 53-42), and (ii) has not been issued in violation of the preemptive rights of any shareholder. The Davie Stock has been registered with the FDIC under the 1934 Act and Davie is subject to the registration and reporting requirements of the 1934 Act.

     3.03. Principal Shareholders. Except as Previously Disclosed, no person or
           ----------------------
entity is known to management of Davie to beneficially own, directly or indirectly, more than 5% of the outstanding shares of Davie Stock.

     3.04. Subsidiaries. Davie has no subsidiaries, direct or indirect, and,
           ------------
except for equity securities included in its investment portfolio at December 31, 2000, does not own any stock or other equity interest in any other corporation, service corporation, joint venture, partnership or other entity.

     3.05. Convertible Securities, Options, Etc. Except as Previously Disclosed,
           ------------------------------------
Davie does not have any outstanding (i) securities or other obligations (including debentures or other debt instruments) which are convertible into shares of Davie Stock or any other securities of Davie; (ii) options, warrants, rights, calls or other commitments of any nature which entitle any person to receive or acquire any shares of Davie Stock or any other securities of Davie; or (iii) plan, agreement or other arrangement pursuant to which shares of Davie Stock or any other securities of Davie, or options, warrants, rights, calls or other commitments of any nature pertaining to any securities of Davie, have been or may be issued.

     3.06. Authorization and Validity of Agreement. This Agreement has been duly
           ---------------------------------------
and validly approved by Davie's Board of Directors. Subject only to approval of this Agreement by the shareholders of

Davie in the manner required by law and required approvals of Regulatory Authorities (as defined in Paragraph 2.06 hereof) of the transactions described herein, (i) Davie has the corporate power and authority to execute and deliver this Agreement and to perform its obligations and agreements and carry out the transactions described in this Agreement, (ii) all corporate proceedings and approvals required to authorize Davie to enter into this Agreement and to perform its obligations and agreements and carry out the transactions described herein have been duly and properly completed or obtained, and (iii) this Agreement constitutes the valid and binding agreement of Davie enforceable in accordance with its terms (except to the extent enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect which affect creditors' rights generally, (B) legal and equitable limitations on the availability of injunctive relief, specific performance and other equitable remedies, and (C) general principles of equity and applicable laws or court decisions limiting the enforceability of indemnification provisions).

     3.07. Validity of Transactions; Absence of Required Consents or Waivers.
           -----------------------------------------------------------------
Subject to approval of this Agreement by the shareholders of Davie in the manner required by law and receipt of required approvals of Regulatory Authorities, neither the execution and delivery of this Agreement, nor the consummation of the transactions described herein, nor compliance by Davie with any of its obligations or agreements contained herein, nor any action or inaction by Davie required herein, will: (i) conflict with or result in a breach of the terms and conditions of, or constitute a default or violation under any provision of, the Articles of Incorporation or Bylaws of Davie, or any material contract, agreement, lease, mortgage, note, bond, indenture, license, or obligation or understanding (oral or written) to which Davie is bound or by which it or its business, capital stock or any of its properties or assets may be affected; (ii) result in the creation or imposition of any material lien, claim, interest, charge, restriction or encumbrance upon any of the properties or assets of Davie; (iii) violate any applicable federal or state statute, law, rule or regulation, or any judgment, order, writ, injunction or decree of any court, administrative or regulatory agency or governmental body, which violation will or may have a material adverse effect on Davie, its financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations, or on Davie's ability to consummate the transactions described herein or to carry on the business of Davie as presently conducted; or
(iv) result in the acceleration of any material obligation or indebtedness of Davie.

           No consents, approvals or waivers are required to be obtained from any person or entity in connection with Davie's execution and delivery of this Agreement, or the performance of its obligations or agreements or the consummation of the transactions described herein, except for required approvals of Davie's shareholders and of Regulatory Authorities.

     3.08. Davie Books and Records. Davie's books of account and business
           -----------------------
records have been maintained in all material respects in compliance with all applicable legal and accounting requirements, and such books and records are complete and reflect accurately in all material respects Davie's items of income and expense and all of its assets, liabilities and stockholders' equity. The minute books of Davie are complete and accurately reflect in all material respects all corporate actions which its shareholders and board of directors, and all committees thereof, have taken during the time periods covered by such minute books, and, all such minute books have been or will be made available to BOC and its representatives.

     3.09. Davie Reports. To the "Best Knowledge" (as defined in Paragraph 10.14
           -------------
hereof) of management of Davie, Davie has filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed with (i) the Commissioner, (ii) the FDIC, or (iii) any other Regulatory Authorities. All such reports, registrations and statements filed by Davie with the Commissioner, the FDIC or any other Regulatory Authorities are collectively referred to in this Agreement as the "Davie Reports." To the Best Knowledge of management of Davie, the Davie Reports complied in all material respects with all the statutes, rules and regulations enforced or promulgated by the Regulatory Authorities with which they were filed and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Davie has not been notified that any such Davie Reports were deficient in any material respect as to form or content.

     3.10. Davie Financial Statements. Davie has Previously Disclosed to BOC a
           --------------------------
copy of its audited statements of financial condition as of December 31, 1999 and 2000, and its audited statements of income, stockholders' equity and cash flows for the years ended December 31, 1999 and 2000, together with notes thereto (collectively, the "Davie Audited Financial Statements"), together with copies of Davie's unaudited statements of financial condition as of March 31, 2001, and unaudited statements of income and cash flows for the three-months ended March 31, 2000 and 2001 (collectively, the "Davie Interim Financial Statements"). Following the date of this Agreement, Davie promptly will deliver to BOC all other annual or interim financial statements prepared by or for Davie. The Davie Audited Financial Statements and the Davie Interim Financial Statements (i) were prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated, (ii) are in accordance with Davie's books and records and (iii) fairly present Davie's financial condition, assets and liabilities, results of operations, changes in stockholders' equity and changes in cash flows as of the dates indicated and for the periods specified therein. The Davie Audited Financial Statements for have been audited by Crisp, Hughes, Evans LLP, which currently serves as Davie's independent certified public accountants.

     3.11. Tax Returns and Other Tax Matters. (i) Davie has timely filed or
           ---------------------------------
caused to be filed all federal, state and local income tax returns and reports which are required by law to have been filed, and, to the Best Knowledge of management of Davie, all such returns and reports were true, correct and complete and contained all material information required to be contained therein; (ii) all federal, state and local income, profits, franchise, sales, use, occupation, property, excise, withholding, employment and other taxes (including interest and penalties), charges and assessments which have become due from or been assessed or levied against Davie or its respective properties have been fully paid or, if not yet due, a reserve or accrual, which is adequate in all material respects for the payment of all such taxes to be paid and the obligation for such unpaid taxes, is reflected on the Davie Interim Financial Statements; (iii) the income, profits, franchise, sales, use, occupation, property, excise, withholding, employment and other tax returns and reports of Davie have not been subjected to audit by the IRS or the North Carolina Department Revenue and Davie has not received any indication of the pendency of any audit or examination in connection with any such tax return or report and, to the Best Knowledge of management of Davie, no such return or report is subject to adjustment; and (iv) Davie has not executed any waiver or extended the statute of limitations (or been asked to execute a waiver or extend a statute of limitations) with respect to any tax year, the audit of any such tax return or report, or the assessment or collection of any tax.

     3.12. Absence of Material Adverse Changes or Certain Other Events.
           -----------------------------------------------------------

           (a) Since December 31, 2000, Davie has conducted its businesses only in the ordinary course, and there has been no material adverse change, and there has occurred no event or development, and there currently exists no condition or circumstance, which, with the lapse of time or otherwise, may or could cause, create or result in a material adverse change in or affecting the financial condition of Davie or its results of operations, prospects, business, assets, loan portfolio, investments, properties or operations.

           (b) Since December 31, 2000, and other than in the ordinary course of its business, Davie has not incurred any material liability, engaged in any material transaction, entered into any material agreement, increased the salaries, compensation or general benefits payable or provided to its employees, suffered any material loss, destruction or damage to any of its properties or assets, or made a material acquisition or disposition of any assets or entered into any material contract or lease.

     3.13. Absence of Undisclosed Liabilities. Davie does not have any material
           ----------------------------------
liabilities or obligations, whether known or unknown, matured or unmatured, accrued, absolute, contingent or otherwise, whether due or to become due (including without limitation tax liabilities or unfunded liabilities under employee benefit plans or arrangements), other than (i) those reflected in the Davie Financial Statements or Davie Interim Financial Statements, (ii) increases in deposit accounts in the ordinary course of business since March 31, 2001, or
(iii) loan commitments in the ordinary course of business since March 31, 2001.

     3.14. Compliance with Existing Obligations. Davie has performed in all
           ------------------------------------
material respects all obligations required to be performed by it under, and it is not in default in any material respect under, or in violation in any material respect of, the terms and conditions of its Articles of Incorporation, Bylaws, material contracts, agreements, leases, mortgages, notes, bonds, indentures, licenses, obligations, understandings or other undertakings (whether oral or written) to which it is bound or by which its business, operations, capital stock or any property or asset may be affected.

     3.15. Litigation and Compliance with Law.
           ----------------------------------

           (a) There are no actions, suits, arbitrations, controversies or other proceedings or investigations (or, to the Best Knowledge of management of Davie, any facts or circumstances which reasonably could result in such), including without limitation any such action by any Regulatory Authority, which currently exist or are ongoing, pending or, to the Best Knowledge of management of Davie, are threatened, contemplated or probable of assertion, against, relating to or otherwise affecting Davie or any of its properties, assets or employees.

           (b) Davie has all Permits (as defined in Paragraph 2.15(b) hereof) of all federal, state, local or foreign governmental or regulatory agencies that are material to or necessary for the conduct of its business or to own, lease and operate its properties; all such Permits are in full force and effect; no violations have occurred with respect to any such Permits; and no proceeding is pending or, to the Best Knowledge of management of Davie, threatened or probable of assertion to suspend, cancel, revoke or limit any Permit.

           (c) Davie is not subject to any supervisory agreement, enforcement order, writ, injunction, capital directive, supervisory directive, memorandum of understanding or other similar agreement, order, directive, memorandum or consent of, with or issued by any Regulatory Authority (including without limitation the Commissioner or the FDIC) relating to its financial condition, directors or officers, employees, operations, capital, regulatory compliance or any other matter; there are no judgments, orders, stipulations, injunctions, decrees or awards against Davie which limit, restrict, regulate, enjoin or prohibit in any material respect any present or past business or practice of Davie; and, Davie has not been advised nor has any reason to believe that any Regulatory Authority or any court is contemplating, threatening or requesting the issuance of any such agreement, order, writ, injunction, directive, memorandum, judgment, stipulation, decree or award.

           (d) To the Best Knowledge of management of Davie, Davie is not in violation or default in any material respect under, and it has complied in all material respects with, all laws, statutes, ordinances, rules, regulations, orders, writs, injunctions or decrees of any court or federal, state, municipal or other Regulatory Authority having jurisdiction or authority over it or its business operations, properties or assets (including without limitation all provisions of North Carolina law relating to usury, the Consumer Credit Protection Act, and all other federal and state laws and regulations applicable to extensions of credit by Davie). To the Best Knowledge of management of Davie, there is no basis for any claim by any person or authority for compensation, reimbursement, damages or other penalties or relief for any violations described in this subparagraph (d).

     3.16. Real Properties. Davie has Previously Disclosed to BOC a listing of
           ---------------
all real property owned by Davie (including Davie's banking facilities and all other real estate or foreclosed properties, including improvements thereon, owned by Davie) (collectively, the "Davie Real Property"). With respect to each parcel of the Davie Real Property, Davie has good and marketable fee simple title to the Davie Real Property and owns the same free and clear of all mortgages, liens, leases, encumbrances, title defects and exceptions to title other than (i) the lien of current taxes not yet due and payable, and (ii) such imperfections of title and restrictions, covenants and easements (including utility easements) which do not materially affect the value of the Davie Real Property and which do not and will not materially detract from, interfere with or restrict the present or future use of the Davie Real Property.

           The Davie Real Property complies in all material respects with all applicable federal, state and local laws, regulations, ordinances or orders of any governmental or regulatory authority, including those relating to zoning, building and use permits, and the parcels of the Davie Real Property upon which Davie's banking or other offices are situated, or which are used by Davie in conjunction with its banking or other offices or for other purposes, may, under applicable zoning ordinances, be used for the purposes for which they currently are used as a matter of right rather than as a conditional or nonconforming use.

           All improvements and fixtures included in or on the Davie Real Property are in good condition and repair, ordinary wear and tear excepted, and there does not exist any condition which in any material respect interferes with Davie's use (or will interfere with Davie's use after the Merger) or affects the economic value thereof.

           Davie is not a party (whether as lessee or lessor) to any lease or rental agreement with respect to any real property.

     3.17. Loans, Accounts, Notes and Other Receivables.
           --------------------------------------------

           (a) All loans, accounts, notes and other receivables reflected as assets on Davie's books and records (i) have resulted from bona fide business transactions in the ordinary course of Davie's operations; (ii) in all material respects were made in accordance with Davie's standard practices and procedures; and (iii) are owned by Davie free and clear of all liens, encumbrances, assignments, participation or repurchase agreements or other exceptions to title or to the ownership or collection rights of any other person or entity.

           (b) All records of Davie regarding all outstanding loans, accounts, notes and other receivables, and all other real estate owned, are accurate in all material respects, and, each loan which Davie's loan documentation indicates is secured by any Loan Collateral (as defined in Paragraph 2.17(b) hereof) is secured by valid, perfected and enforceable liens on all such Loan Collateral having the priority described in Davie's records of such loan.

           (c) To the Best Knowledge of management of Davie, each loan reflected as an asset on Davie's books, and each guaranty therefor, is the legal, valid and binding obligation of the obligor or guarantor thereon, and no defense, offset or counterclaim has been asserted with respect to any such loan or guaranty.

           (d) Davie has Previously Disclosed to BOC (i) a written listing of each loan, extension of credit or other asset of Davie which, as of June 30, 2001, was classified by the Commissioner or the FDIC or by Davie as "Loss," "Doubtful," "Substandard" or "Special Mention" (or otherwise by words of similar import), or which Davie otherwise has designated as a special asset or for special handling or placed on any "watch list" because of concerns regarding the ultimate collectibility or deteriorating condition of such asset or any obligor or Loan Collateral therefor, and (ii) a written listing of each loan or extension of credit of Davie which, as of June 30, 2001, was past due more than 30 days as to the payment of principal or interest, or as to which any obligor thereon (including the borrower or any guarantor) otherwise was in default, was the subject of a proceeding in bankruptcy or has indicated any inability or intention not to repay such loan or extension of credit.

           (e) To the Best Knowledge of management of Davie, each of the loans and other extensions of credit of Davie (with the exception of those loans and extensions of credit specified in the written listings described in Paragraph 3.17(d) above) is collectible in the ordinary course of Davie's business in an amount which is not less than the amount at which it is carried on Davie's books and records.

           (f) Davie's Loan Loss Reserve (as defined in Paragraph 2.17(f) hereof) has been established in conformity with GAAP, sound banking practices and all applicable requirements, rules and policies of the Commissioner and the FDIC and, in the best judgment of management of Davie, is reasonable in view of the size and character of Davie's loan portfolio, current economic conditions and other relevant factors, and is adequate to provide for losses relating to or the risk of loss inherent in Davie's loan portfolios and other real estate owned.

     3.18. Securities Portfolio and Investments. Davie has Previously Disclosed
           ------------------------------------
to BOC a listing of all securities owned, of record or beneficially, by Davie as of June 30, 2001. All securities owned, of record or beneficially, by Davie are held free and clear of all mortgages, liens, pledges, encumbrances or any other restriction or rights of any other person or entity, whether contractual or statutory (other than customary pledges in the ordinary course of Davie's business to secure public funds deposits), which would materially impair the ability of Davie to dispose freely of any such security or otherwise to realize the benefits of ownership thereof at any time. There are no voting trusts or other agreements or undertakings to which Davie is a party with respect to the voting of any such securities. With respect to all "repurchase agreements" under which Davie has "purchased" securities under agreement to resell, Davie has a valid, perfected first lien or security interest in the government securities or other collateral securing the repurchase agreement, and the value of the collateral securing each such repurchase agreement equals or exceeds the amount of the debt owed to Davie which is secured by such collateral.

           Since March 31, 2001, there has been no material deterioration or adverse change in the quality, or any material decrease in the value, of Davie's securities portfolio as a whole.

     3.19. Personal Property and Other Assets. All banking equipment, data
           ----------------------------------
processing equipment, vehicles, and other personal property used by Davie and material to the operation of its business are owned by Davie free and clear of all liens, encumbrances, leases, title defects or exceptions to title. To the Best Knowledge of management of Davie, all of Davie's personal property material to its business is in good operating condition and repair, ordinary wear and tear excepted.

     3.20. Patents and Trademarks. To the Best Knowledge of management of Davie,
           ----------------------
Davie owns, possesses or has the right to use any and all patents, licenses, trademarks, trade names, copyrights, trade secrets and proprietary and other confidential information necessary to conduct its business as now conducted. Davie has not violated, and currently is not in conflict with, any patent, license, trademark, trade name, copyright or proprietary right of any other person or entity.

     3.21. Environmental Matters.
           ---------------------

           (a) Davie has Previously Disclosed to BOC copies of all written reports, correspondence, notices or other information or materials, if any, in its possession pertaining to environmental surveys or assessments of the Davie Real Property, and any improvements thereon, or pertaining to any violation or alleged violation of Environmental Laws (as defined in Paragraph 2.21(a) hereof) on, affecting or otherwise involving the Real Property or involving Davie.

           (b) There has been no presence, use, production, generation, handling, transportation, treatment, storage, disposal, emission, discharge, release, or threatened release of any Hazardous Substances (as defined in Paragraph 2.21(a) hereof) by any person on, from or relating to the Davie Real Property which constitutes a violation of any Environmental Laws, or any removal, clean-up or remediation of any Hazardous Substances from, on or relating to the Davie Real Property.

           (c) Davie has not violated any Environmental Laws, and there has been no violation of any Environmental Laws by any other person or entity for whose liability or obligation with respect to any particular matter or violation Davie is or may be responsible or liable.

           (d) Davie is not subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to the Davie Real Property or by any person or entity.

           (e) No facts, events or conditions relating to the Davie Real Property or the operations of Davie at any of its office locations, will prevent, hinder or limit continued compliance with Environmental Laws, or give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental Laws.

           (f) To the Best Knowledge of management of Davie (it being understood by BOC and Carolinas that, for purposes of this representation, management of Davie has not undertaken a review of each of Davie's loan files with respect to all Loan Collateral), (i) there has been no violation of any Environmental Laws by any person or entity (including any violation with respect to any Loan Collateral) for whose liability or obligation with respect to any particular matter or violation Davie is or may be responsible or liable, (ii) Davie is not subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon, the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to any Loan Collateral, by any person or entity, and (iii) there are no facts, events or conditions relating to any Loan Collateral that will give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities pursuant to Environmental Laws.

     3.22. Absence of Brokerage or Finders Commissions. Except for the
           -------------------------------------------
engagement of Scott & Stringfellow, Inc. by Davie (i) no person or firm has been retained by or has acted on behalf of, pursuant to any agreement, arrangement or understanding with, or under the authority of, Davie or its Board of Directors, as a broker, finder or agent or has performed similar functions or otherwise is or may be entitled to receive or claim a brokerage fee or other commission in connection with or as a result of the transactions described herein; and, (ii) Davie has not agreed, and has no obligation, to pay any brokerage fee or other commission to any person or entity in connection with or as a result of the transactions described herein.

     3.23. Material Contracts. Other than a benefit plan or employment
           ------------------
agreement, Davie is not a party to or bound by any agreement (i) involving money or other property in an amount or with a value in excess of $25,000, (ii) which is not to be performed in full prior to December 31, 2001, (iii) which is material to Davie and was not entered into in the ordinary course of business,
(iv) which involves hedging, options or any similar trading activity, or interest rate exchanges or swaps, (v) which involves the sale of any assets of Davie which are used in and material to the operation of its business, (vi) which involves the purchase, sale, issuance, redemption or transfer of any capital stock or other securities of Davie, or (vii) with any director, officer or principal shareholder of Davie (including without limitation any consulting agreement, but not including any agreements relating to loans or other banking services which were made in the ordinary course of Davie's business and on substantially the same terms and conditions as were prevailing at that time for similar agreements with unrelated persons).

           Davie is not in default in any material respect, and there has not occurred any event which with the lapse of time or giving of notice or both would constitute such a default, under any contract, lease, insurance policy, commitment or arrangement to which it is a party or by which it or its property is or may be bound or affected or under which it or its property receives benefits, where the consequences of such default would have a material adverse effect on the financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations of Davie.

     3.24. Employment Matters; Employee Relations. Davie (i) has in all material
           --------------------------------------
respects paid in full to or accrued on behalf of all its respective directors, officers and employees all wages, salaries, commissions, bonuses, fees and other direct compensation for all labor or services performed by them to the date of this Agreement, and all vacation pay, sick pay, severance pay, overtime pay and other amounts for which it is obligated under applicable law or Davie's existing agreements, benefit plans, policies or practices, and (ii) is in compliance with all applicable federal, state and local laws, statutes, rules and regulations with regard to employment and employment practices, terms and conditions, and wages and hours and other compensation matters; and, no person has, to the Best Knowledge of management of Davie, asserted that Davie is liable in any amount for any arrearage in wages or employment taxes or for any penalties for failure to comply with any of the foregoing.

           There is no action, suit or proceeding by any person pending or, to the Best Knowledge of management of Davie, threatened, against Davie (or any of its employees), involving employment discrimination, sexual harassment, wrongful discharge or similar claims.

           Davie is not a party to or bound by any collective bargaining agreement with any of its employees, any labor union or any other collective bargaining unit or organization. There is no pending or threatened labor dispute, work stoppage or strike involving Davie and any of its employees, or any pending or threatened proceeding in which it is asserted that Davie has committed an unfair labor practice; and, to the Best Knowledge of management of Davie, there is no activity involving it or any of its employees seeking to certify a collective bargaining unit or engaging in any other labor organization activity.

     3.25. Insurance. Davie currently maintains a blanket bond and policies of
           ---------
liability insurance and other insurance (the "Davie Policies"), which provide coverage in such amounts and against such liabilities, casualties, losses or risks as is customary or reasonable for entities engaged in the businesses of Davie or as is required by applicable law or regulation; and, in the reasonable opinion of management of Davie, the insurance coverage provided under the Davie Policies is reasonable and adequate in all respects for Davie. Each of the Davie Policies is in full force and effect and is valid and enforceable in accordance with its terms, and is underwritten by an insurer of recognized financial responsibility and which is qualified to issue those policies in North Carolina; and, Davie has complied in all material respects with requirements (including the giving of required notices) under each such Davie Policy in order to preserve all rights thereunder with respect to all matters. Davie is not in default under the provisions of, has not received notice of cancellation or nonrenewal of or any premium increase on, and has not failed to pay any premium on, any Davie Policy, and, to the Best Knowledge of management of Davie, there has not been any inaccuracy in any application for any Davie Policy. There are no pending claims with respect to any Davie Policy, and, to the Best Knowledge of management of Davie, there currently are no conditions, and there has occurred no event, that is reasonably likely to form the basis for any such claim.

     3.26. Insurance of Deposits. All deposits of Davie are insured by the Bank
           ---------------------
Insurance Fund of the FDIC to the maximum extent permitted by law, all deposit insurance premiums due from Davie to the FDIC have been paid in full in a timely fashion, and, to the Best Knowledge of management of Davie, no proceedings have been commenced or are contemplated, by the FDIC or otherwise, to terminate such insurance.

     3.27. Obstacles to Regulatory Approval. To the Best Knowledge of management
           --------------------------------
of Davie, there exists no fact or condition (including Davie's record of compliance with the Community Reinvestment Act) relating to Davie that may reasonably be expected to prevent or materially impede or delay BOC, Carolinas or Davie from obtaining the regulatory approvals required in order to consummate the transactions described in this Agreement; and, if any such fact or condition becomes known to Davie, Davie shall promptly (and in any event within three days after obtaining such Knowledge) give notice of such fact or condition to BOC in the manner provided herein.

     3.28. Disclosure. To the Best Knowledge of management of Davie, no written
           ----------
statement, certificate, schedule, list or other written information furnished by or on behalf of Davie to BOC or Carolinas in connection with this Agreement and the transactions described herein, when considered as a whole, contains or has contained any untrue statement of a material fact or omits or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE IV
                         COVENANTS OF BOC AND CAROLINAS

     4.01. Affirmative Covenants of BOC and Carolinas. BOC and Carolinas hereby
           ------------------------------------------
covenant and agree as follows with Davie:

          (a)  BOC Shareholders' Meeting. BOC agrees to cause a meeting of its
               -------------------------
shareholders (the "BOC Shareholders' Meeting") to be duly called and held as soon as practicable after the date of this Agreement for the purpose of voting by BOC's shareholders on the approval of the Merger and the ratification and adoption of this Agreement. In connection with the call and conduct of, and all other matters relating to the BOC Shareholders' Meeting (including the solicitation of proxies), BOC will comply in all material respects with all provisions of applicable law and regulations and with its Articles of Incorporation and Bylaws.

               Unless, due to a material change in circumstances after the date hereof, BOC's Board of Directors reasonably believes in good faith, based on the written opinion of its legal counsel, that such a recommendation would violate the directors' duties or obligations as such to BOC or to its shareholders, BOC covenants that its Board of Directors will recommend to and actively encourage BOC's shareholders that they vote their shares of BOC Stock at the BOC Shareholders Meeting in favor of ratification and approval of this Agreement and the Merger, and the Proxy Statement will so indicate and state that BOC's Board of Directors considers the Merger to be advisable and in the best interests of BOC and its shareholders.

          (b)  Conduct of Business Prior to Effective Time. While the parties
               -------------------------------------------
recognize that the operation of BOC until the Effective Time is the responsibility of BOC's Board of Directors and officers and that the operation of Carolinas until the Effective Time is the responsibility of Carolinas' Board of Directors and officers, BOC and Carolinas agree that, between the date of this Agreement and the Effective Time, and except as otherwise provided herein or expressly agreed to in writing by Davie's President, BOC and Carolinas will carry on their business in and only in the regular and usual course in substantially the same manner as such business heretofore was conducted, and, to the extent consistent with such business and within its ability to do so, BOC and Carolinas each agrees that it will:

               (i) preserve intact its present business organization, keep available its present officers and employees, and preserve its relationships with customers, depositors, creditors, correspondents, suppliers, and others having business relationships with it;

               (ii) maintain all of its properties and equipment in customary repair, order and condition, ordinary wear and tear excepted;

               (iii) maintain its books of account and records in the usual, regular and ordinary manner in accordance with sound business practices applied on a consistent basis;

               (iv) comply in all material respects with all laws, rules and regulations applicable to it, its properties, assets or employees and to the conduct of its business;

               (v) not change its policies or procedures, including existing loan underwriting guidelines, in any material respect except as may be required by law;

               (vi) continue to maintain in force insurance such as is described in Paragraph 2.26; not modify any bonds or policies of insurance in effect as of the date hereof unless the same, as modified, provides substantially equivalent coverage; and, not cancel, allow to be terminated or, to the extent available, fail to renew, any such bond or policy of insurance unless the same is replaced with a bond or policy providing substantially equivalent coverage; and,

               (vii) promptly provide to Davie such information about its financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties, employees or operations, as Davie reasonably shall request.

          (c)  Periodic Financial and Other Information. Following the date of
               ----------------------------------------
this Agreement and until the Effective Time, BOC and Carolinas will promptly deliver to Davie:

               (i) an income statement and a statement of condition within five days after each month end;

               (ii) a copy of all interim financial statements within 15 days after each quarter end;

               (iii) a copy of each report, registration, statement, or other communication or regulatory filing made with or to any Regulatory Authority simultaneous with the filing or making thereof;

               (iv) information regarding each new extension of credit in excess of $100,000 (other than a loan secured by a first lien on a one-to-four family principal residence which is being made for the purchase or refinancing of that residence) within three days after issuance of a commitment on such loan;

               (v) an analysis of the Loan Loss Reserve and management's assessment of the adequacy of the Loan Loss Reserve, which analysis and assessment shall include a list of all classified or "watch list" loans, along with the outstanding balance and amount specifically allocated to the Loan Loss Reserve for each such classified or "watch list" Loan, all within five days after each calendar month end; and,

               (vi) the following information with respect to loans and other extensions of credit (such assets being referred to in this Agreement as "Loans") as of, and within five days following each calendar month end:

               (A) a list of Loans past due for 30 days or more as to principal or interest;

               (B)   a list of Loans in nonaccrual status;

               (C) a list of all Loans without principal reduction for a period of longer than one year;

               (D) a list of all foreclosed real property or other real estate owned and all repossessed personal property;

               (E) a list of each reworked or restructured Loan still outstanding, including original terms, restructured terms and status; and

               (F) a list of any actual or threatened litigation by or against BOC or Carolinas pertaining to any Loan or credit, which list shall contain a description of circumstances surrounding such litigation, its present status and management's evaluation of such litigation.

          (d)  Notice of Certain Changes or Events. Following the execution of
               -----------------------------------
this Agreement and up to the Effective Time, BOC or Carolinas promptly will notify Davie in writing of and provide to it such information as it shall request regarding (i) any material adverse change in BOC's or Carolinas' financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations, or of the actual or prospective occurrence of any condition or event which, with the lapse of time or otherwise, may or could cause, create or result in any such material adverse change, or of (ii) the actual or prospective existence or occurrence of any condition or event which, with the lapse of time or otherwise, has caused or may or could cause any statement, representation or warranty of BOC or Carolinas herein to be or become inaccurate, misleading or incomplete in any material respect, or which has resulted or may or could cause, create or result in the breach or violation in any material respect of any of BOC's or Carolinas' covenants or agreements contained herein or in the failure of any of the conditions described in Paragraphs 7.01 or 7.02.

          (e)  Accruals for Loan Loss Reserve and Expenses. BOC and Carolinas
               -------------------------------------------
will cooperate with Davie and will make such appropriate accounting entries in their books and records and take such other actions as BOC and Carolinas shall, in their sole discretion, deem to be necessary or desirable in anticipation of the Merger, including without limitation additional provisions to Carolinas' Loan Loss Reserve or accruals or the creation of reserves for employee benefit and Merger-related expenses; provided, however, that notwithstanding any provision of this Agreement to the contrary, and except as otherwise agreed to by BOC and Davie, BOC and Carolinas shall not be required to make any such accounting entries until immediately prior to the Closing.

           (f) Access. BOC and Carolinas agree that, following the date of this
               ------
Agreement and to and including the Effective Time, it will provide Davie and its respective employees, accountants, legal counsel, environmental consultants or other representatives access to all its books, records, files and other information (whether maintained electronically or otherwise), to all its properties and facilities, and to all its employees, accountants, legal counsel and consultants, as Davie shall, in its sole discretion, consider to be necessary or appropriate; provided, however, that any investigation or reviews conducted by or on behalf of Davie shall be performed in such a manner as will not interfere unreasonably with BOC's or Carolinas' normal operations or with their relationships with their customers or employees, and shall be conducted in accordance with procedures established by the parties.

           (g) Deposit Liabilities. Following the date of this Agreement and up
               -------------------
to the Effective Time, Carolinas will make pricing decisions with respect to its deposit accounts in a manner consistent with its past practices based on competition and prevailing market rates in its banking markets.

           (h) Further Action; Instruments of Transfer. BOC and Carolinas each
               ---------------------------------------
covenants and agrees with Davie that it (i) will use its best efforts in good faith to take or cause to be taken all action required of it under this Agreement as promptly as practicable so as to permit the consummation of the transactions described herein at the earliest possible date, (ii) shall perform all acts and execute and deliver to Davie all documents or instruments required herein, or as otherwise shall be reasonably necessary or useful to or requested by Davie, in consummating such transactions, and, (iii) will cooperate with Davie in every way in carrying out, and will pursue diligently the expeditious completion of, such transactions.

     4.02. Negative Covenants of BOC and Carolinas. BOC and Carolinas hereby
           ---------------------------------------
covenant and agree that, between the date hereof and the Effective Time, neither will do any of the following things or take any of the following actions without the prior written consent and authorization of Davie's President.

           (a) Amendments to Articles of Incorporation or Bylaws. Neither BOC
               -------------------------------------------------
nor Carolinas will amend their respective Articles of Incorporation or Bylaws.

           (b) Change in Capital Stock. Neither BOC nor Carolinas will (i) make
               -----------------------
any change in its authorized capital stock, or create any other or additional authorized capital stock or other securities, or (ii) issue (including any issuance of shares pursuant to a stock dividend or any issuance of any securities convertible into capital stock), sell, purchase, redeem, retire, reclassify, combine or split any shares of its capital stock or other securities, or enter into any agreement or understanding with respect to any such action.

           (c) Options, Warrants and Rights. BOC will not grant or issue any
               ----------------------------
options, warrants, calls, puts or other rights of any kind relating to the purchase, redemption or conversion of shares of its capital stock or any other securities (including securities convertible into capital stock) or enter into any agreement or understanding with respect to any such action.

           (d) Dividends. BOC will not declare or pay any dividends on its
               ---------
outstanding shares of capital stock or make any other distributions on or in respect of any shares of its capital stock or otherwise to its shareholders. However, notwithstanding anything contained herein to the contrary, during the third calendar quarter of 2001, BOC may declare and pay a cash dividend on its outstanding shares of BOC Stock in an amount not to exceed $0.05 per share.

           (e) Employment, Benefit or Retirement Agreements or Plans. Except as
               -----------------------------------------------------
required by law, neither BOC nor Carolinas will (i) enter into or become bound by any oral or written contract, agreement or commitment for the employment or compensation of any director, officer, employee or consultant which is not immediately terminable by BOC or Carolinas without cost or other liability on no more than 30 days' notice; (ii) adopt, enter into or become bound by any new or additional profit-sharing, bonus, incentive, change in control or "golden parachute," stock option, stock purchase, pension, retirement, insurance (hospitalization, life or other), paid leave (sick leave, vacation leave or other) or similar contract, agreement, commitment, understanding, plan or arrangement (whether formal or informal) with respect to or which provides for benefits for any of its current or former directors, officers, employees or consultants; or (iii) enter into or become bound by any contract with or commitment to any labor or trade union or association or any collective bargaining group.

          (f) Increase in Compensation; Bonuses. Neither BOC nor Carolinas will
              ---------------------------------
increase the compensation or benefits of, or pay any bonus or other special or additional compensation to, any of its directors, officers, employees or consultants. However, notwithstanding anything contained herein to the contrary, prior to the Effective Time BOC and Carolinas may make routine increases in the salaries of their employees at such times and in such amounts as shall be consistent with their customary salary administration and review policies and procedures.

          (g) Accounting Practices. Neither BOC nor Carolinas will make any
              --------------------
changes in its accounting methods, practices or procedures or in depreciation or amortization policies, schedules or rates heretofore applied (except as required by GAAP or governmental regulations).

          (h) Acquisitions; Additional Branch Offices. Neither BOC nor Carolinas
              ---------------------------------------
will directly or indirectly (i) acquire or merge with, or acquire any branch or all or any significant part of the assets of, any other person or entity, (ii) open any new branch office, or (iii) enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction or the opening of a new branch office.

          (i) Changes in Business Practices. Except as may be required by the
              -----------------------------
Commissioner, the FDIC, the Federal Reserve Board (the "FRB") or any other governmental or regulatory agency, or as shall be required by applicable law, regulation or this Agreement, BOC and Carolinas will not (i) change in any material respect the nature of its business or the manner in which it conducts its business, (ii) discontinue any material portion or line of its business, or
(iii) change in any material respect its lending, investment, asset-liability management or other material banking or business policies.

          (j) Exclusive Merger Agreement. Unless, due to a material change in
              --------------------------
circumstances after the date hereof, BOC's Board of Directors reasonably believes in good faith, based on the written opinion of its legal counsel, that any such action or inaction would violate the directors' duties or obligations as such to BOC or to its shareholders, BOC will not, directly, or indirectly through any person, (i) encourage, solicit or attempt to initiate or procure discussions, negotiations or offers with or from any person or entity (other than Davie) relating to a merger or other acquisition of BOC or Carolinas or the purchase or acquisition of any stock of BOC or Carolinas, any branch office of Carolinas or all or any significant part of BOC's or Carolinas' assets, or provide assistance to any person in connection with any such offer; (ii) except to the extent required by law, disclose to any person or entity any information not customarily disclosed to the public concerning BOC or its business or Carolinas or its business, or afford to any other person or entity access to its properties, facilities, books or records; (iii) sell or transfer any branch office of Carolinas or all or any significant part of BOC's or Carolinas' assets to any other person or entity; or (iv) enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction.

          (k) Acquisition or Disposition of Assets. Neither BOC nor Carolinas
              ------------------------------------
will:

              (i) Sell or lease (as lessor), or enter into or become bound by any contract, agreement, option or commitment relating to the sale, lease (as lessor) or other disposition of, any real estate in any amount;

              (ii) Sell or lease (as lessor), or enter into or become bound by any contract, agreement, option or commitment relating to the sale, lease (as lessor) or other disposition of, any equipment or any other fixed or capital asset (other than real estate) having a book value or a fair market value, whichever is greater, of more than $10,000 for any individual item or asset, or more than $25,000 in the aggregate for all such items or assets;

              (iii) Purchase or lease (as lessee), or enter into or become bound by any contract, agreement, option or commitment relating to the purchase, lease (as lessee) or other acquisition of, any real property in any amount;

              (iv) Purchase or lease (as lessee), or enter into or become bound by any contract, agreement, option or commitment relating to the purchase, lease (as lessee) or other acquisition of, any equipment or any other fixed asset (other than real estate) having a purchase price, or involving aggregate lease payments, in excess of $10,000 for any individual item or asset, or more than $25,000 in the aggregate for all such items or assets;

              (v) Enter into any purchase or other commitment or contract for supplies or services which obligates BOC or Carolinas for a period longer than 30 days;

              (vi) Except in the ordinary course of its business consistent with its past practices, sell, purchase or repurchase, or enter into or become bound by any contract, agreement, option or commitment to sell, purchase or repurchase, any loan or other receivable or any participation in any loan or other receivable; or

              (vii) Sell or dispose of, or enter into or become bound by any contract, agreement, option or commitment relating to the sale or other disposition of, any other asset (whether tangible or intangible, and including without limitation any trade name, trademark, copyright, service mark or intellectual property right or license); or assign its right to or otherwise give any other person its permission or consent to use or do business under the corporate name of BOC or Carolinas or any name similar thereto; or release, transfer or waive any license or right granted to it by any other person to use any trademark, trade name, copyright, service mark or intellectual property right.

          (l) Debt; Liabilities. Except in the ordinary course of their business
              -----------------
consistent with their past practices, neither BOC nor Carolinas will (i) enter into or become bound by any promissory note, loan agreement or other agreement or arrangement pertaining to the borrowing of money, (ii) assume, guarantee, endorse or otherwise become responsible or liable for any obligation of any other person or entity, or (iii) incur any other liability or obligation (absolute or contingent).

          (m) Liens; Encumbrances. Neither BOC nor Carolinas will mortgage,
              -------------------
pledge or subject any of its assets to, or permit any of its assets to become or, except for those liens or encumbrances Previously Disclosed to Davie, remain subject to, any lien or any other encumbrance (other than in the ordinary course of business consistent with its past practices in connection with securing public funds deposits or repurchase agreements).

          (n) Waiver of Rights. Neither BOC nor Carolinas will waive, release or
              ----------------
compromise any rights in its favor against or with respect to any of its officers, directors or shareholders or members of families of officers, directors or shareholders, nor will BOC or Carolinas waive, release or compromise any material rights against or with respect to any other person or entity except in the ordinary course of business and in good faith for fair value in money or money's worth.

          (o) Other Contracts. Neither BOC nor Carolinas will enter into or
              ---------------
become bound by any contracts, agreements, commitments or understandings (other than those permitted elsewhere in this Paragraph 4.02) (i) for or with respect to any charitable contributions; (ii) with any governmental or regulatory agency or authority; (iii) pursuant to which BOC or Carolinas would assume, guarantee, endorse or otherwise become liable for the debt, liability or obligation of any other person or entity; (iv) which is entered into other than in the ordinary course of its business; or (v) which, in the case of any one contract, agreement, commitment or understanding, and whether or not in the ordinary course of its business, would obligate or commit BOC or Carolinas to make expenditures over any period of time of more than $5,000 (other than contracts, agreements, commitments or understandings entered into in the ordinary course of Carolinas' lending operations).

           (p) Deposit Liabilities. Carolinas will not make any material change
               -------------------
in its current deposit policies and procedures or take any actions designed to materially increase or decrease the aggregate level of its deposits as of the date of this Agreement.

           (q) Foreclosures. In connection with any foreclosure of a mortgage or
               ------------
deed of trust securing a loan, neither BOC nor Carolinas will bid for or purchase any real property which is covered by that mortgage or deed of trust or which is the subject of that foreclosure.

                                    ARTICLE V
                               COVENANTS OF DAVIE

     5.01. Affirmative Covenants of Davie. Davie hereby covenants and agrees as
           ------------------------------
follows with BOC and Carolinas:

           (a) Davie Shareholders' Meeting. Davie agrees to cause a meeting of
               ---------------------------
its shareholders (the "Davie Shareholders' Meeting") to be duly called and held as soon as practicable after the date of this Agreement for the purpose of voting by Davie's shareholders on the approval of the Merger and the ratification and adoption of this Agreement. In connection with the call and conduct of, and all other matters relating to the Davie Shareholders' Meeting (including the solicitation of proxies), Davie will comply in all material respects with all provisions of applicable law and regulations and with its Articles of Incorporation and Bylaws.

               Unless, due to a material change in circumstances after the date hereof, Davie's Board of Directors reasonably believes in good faith, based on the written opinion of its legal counsel, that such a recommendation would violate the directors' duties or obligations as such to Davie or to its shareholders, Davie covenants that its Board of Directors will recommend to and actively encourage Davie's shareholders that they vote their shares of Davie Stock at the Davie Shareholders Meeting in favor of ratification and approval of this Agreement and the Merger, and the Proxy Statement will so indicate and state that Davie's Board of Directors considers the Merger to be advisable and in the best interests of Davie and its shareholders.

           (b) Conduct of Business Prior to Effective Time. While the parties
               -------------------------------------------
recognize that the operation of Davie until the Effective Time is the responsibility of Davie's Board of Directors and officers, Davie agrees that, between the date of this Agreement and the Effective Time, and except as otherwise provided herein or expressly agreed to in writing by BOC's President, Davie will carry on its business in and only in the regular and usual course in substantially the same manner as such business heretofore was conducted, and, to the extent consistent with such business and within its ability to do so, Davie agrees that it will:

               (i) preserve intact its present business organization, keep available its present officers and employees, and preserve its relationships with customers, depositors, creditors, correspondents, suppliers, and others having business relationships with it;

               (ii) maintain all of its properties and equipment in customary repair, order and condition, ordinary wear and tear excepted;

               (iii) maintain its books of account and records in the usual, regular and ordinary manner in accordance with sound business practices applied on a consistent basis;

              (iv) comply in all material respects with all laws, rules and regulations applicable to it, its properties, assets or employees and to the conduct of its business;

              (v) continue to maintain in force insurance such as is described in Paragraph 3.25; not modify any bonds or policies of insurance in effect as of the date hereof unless the same, as modified, provides substantially equivalent coverage; and, not cancel, allow to be terminated or, to the extent available, fail to renew, any such bond or policy of insurance unless the same is replaced with a bond or policy providing substantially equivalent coverage; and,

              (vi) promptly provide to BOC such information about its financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties, employees or operations, as BOC reasonably shall request.

          (c) Periodic Financial and Other Information. Following the date of
              ----------------------------------------
this Agreement and until the Effective Time, Davie promptly will deliver to BOC a copy of each report, registration, statement, or other communication or regulatory filing made with or to any Regulatory Authority simultaneous with the filing or making thereof.

          (d) Notice of Certain Changes or Events. Following the execution of
              -----------------------------------
this Agreement and up to the Effective Time, Davie promptly will notify BOC in writing of and provide to it such information as it shall request regarding (i) any material adverse change in Davie's financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations, or of the actual or prospective occurrence of any condition or event which, with the lapse of time or otherwise, may or could cause, create or result in any such material adverse change, or of (ii) the actual or prospective existence or occurrence of any condition or event which, with the lapse of time or otherwise, has caused or may or could cause any statement, representation or warranty of Davie herein to be or become inaccurate, misleading or incomplete in any material respect, or which has resulted or may or could cause, create or result in the breach or violation in any material respect of any of Davie's covenants or agreements contained herein or in the failure of any of the conditions precedent described in Paragraphs 7.01 and 7.03 hereof.

          (e) Access. Davie agrees that, following the date of this Agreement
              ------
and to and including the Effective Time, it will provide BOC and Carolinas and their respective employees, accountants, legal counsel, environmental consultants or other representatives access to all its books, records, files and other information (whether maintained electronically or otherwise), to all its properties and facilities, and to all its employees, accountants, legal counsel and consultants, as BOC or Carolinas shall, in their respective sole discretion, consider to be necessary or appropriate; provided, however, that any investigation or reviews conducted by or on behalf of BOC or Carolinas shall be performed in such a manner as will not interfere unreasonably with Davie's normal operations or with its relationship with its customers or employees, and shall be conducted in accordance with procedures established by the parties; and, provided further, that neither BOC nor Carolinas shall have any right of access to Davie's personnel files and records.

          (f) Deposit Liabilities. Following the date of this Agreement, Davie
              -------------------
will make pricing decisions with respect to its deposit accounts in a manner consistent with its past practices based on competition and prevailing market rates in its banking markets.

          (g) Further Action; Instruments of Transfer. Davie covenants and
              ---------------------------------------
agrees with BOC and Carolinas that it (i) will use its best efforts in good faith to take or cause to be taken all action required of it under this Agreement as promptly as practicable so as to permit the consummation of the transactions described herein at the earliest possible date, (ii) shall perform all acts and execute and deliver to BOC and Carolinas all documents or instruments required herein, or as otherwise shall be reasonably necessary or useful to or requested by BOC or Carolinas, in consummating such transactions, and, (iii) will cooperate with BOC and Carolinas in every way in carrying out, and will pursue diligently the expeditious completion of, such transactions.

          (h) Employment Agreement. Provided Stephen R. Talbert ("Talbert")
              --------------------
remains an employee of BOC and Carolinas at the Effective Time, and upon termination of and in substitution for his current agreement with Carolinas dated April 28, 1998 (the "Talbert Agreement"), at the Effective Time Davie will
(i) enter into an employment agreement with Talbert in substantially the form of Exhibit D to this Agreement (the "Employment Agreement"); and (ii) not object to
---------
the payment by Carolinas to Talbert of a lump sum equal to the aggregate amount of compensation called for under Paragraph 8(c) of the Talbert Agreement. Notwithstanding anything contained herein to the contrary, BOC and Carolinas agree that, in the event that Davie reasonably believes, based on the written opinion of legal counsel or independent accountants, that any portion of the above payment to Talbert, together with the aggregate of all other payments or benefits made or provided to or for the benefit of Talbert in connection with the Merger or otherwise which are deemed to be "parachute payments" as defined in Section 280G(b)(2) of the Internal Revenue Code (the "Code"), will result in the imposition of an excise tax on Talbert under Section 4999 of the Code, or the disallowance of a tax deduction to BOC or Carolinas (or to Davie after the Merger) under Section 280G of the Code, then BOC and Carolinas will reduce such payment to an amount that will avoid such treatment under the Code. As a condition to any payment to Talbert as provided above, BOC and Carolinas will obtain from Talbert, and will deliver to Davie at the Closing, a written agreement in a form specified by Davie to the effect that if, following the Merger, the Internal Revenue Service imposes an excise tax on Talbert under
Section 4999, or disallows a tax deduction to BOC, Carolinas or Davie related to such payment, then Talbert will reimburse Davie for that portion of the payment made to him necessary to avoid imposition of the excise tax or the disallowance of the tax deduction to BOC, Carolinas or Davie.

          (i) Employment of Other Davie Employees. In the case of employees of
              -----------------------------------
BOC and Carolinas other than Talbert, and provided they remain employed by BOC or Carolinas at the Effective Time, Davie will attempt in good faith to locate positions with Davie for which employment may be offered, and Davie will offer employment to as many of those employees as Davie, in its discretion, considers to be feasible. However, notwithstanding anything contained in this Agreement to the contrary, Davie shall not have any obligation to employ or provide employment to any employee of BOC or Carolinas or to any particular number of such employees. Any employment so offered to an employee of BOC or Carolinas shall be in such a position, at such location within Davie's branch system, and for such rate of compensation, as Davie shall determine in its sole discretion. Each such person's employment shall be on an "at-will" basis, and nothing in this Agreement shall be deemed to constitute an employment agreement with any such person or to obligate Davie to employ any such person for any specific period of time or in any specific position or to restrict Davie's right to terminate the employment of any such person at any time and for any reason satisfactory to it.

          (j) Employee Benefits. Except as otherwise provided in this Agreement,
              -----------------
any employee of BOC or Carolinas who becomes an employee of Davie at the Effective Time (a "New Employee") shall be entitled to receive all employee benefits and to participate in all benefit plans provided by Davie on the same basis (including cost) and subject to the same eligibility and vesting requirements, and to the same conditions, restrictions and limitations, as generally are in effect and applicable to other newly hired employees of Davie. Each New Employee shall be given credit for his or her full years of service with BOC or Carolinas for purposes of (i) eligibility for participation and vesting in Davie's Section 401(k) savings plan, and (ii) for all purposes under Davie's other benefit plans (including entitlement to vacation and sick leave). For purposes of Davie's health insurance coverage, a New Employee's participation will be without regard to pre-existing condition requirements under Davie's health insurance plan, provided that any such pre-existing condition at the Effective Time was covered under BOC's or Carolinas' health insurance plan(s) at the Effective Time and the New Employee provides evidence of such previous coverage in a form satisfactory to Davie's health insurance carrier.

              Any employee of BOC or Carolinas who is not offered employment by Davie at the Effective Time will be permitted to obtain continued coverage through the exercise of his or her COBRA rights.

           For the calendar year during which the Effective Time occurs, Davie will grant to each New Employee a number of days of sick leave and vacation leave, respectively, equal, in each case, to (i) the full number of such days to which the New Employee would be entitled for that year, based on his or her credited years of service and in accordance with Davie's standard leave policies, less (ii) the number of days of sick leave and vacation leave used by the New Employee as an employee of BOC or Carolinas during that calendar year.

           (k) Directors. In accordance with the provisions of Paragraph 1.07
               ---------
hereof, at the Effective Time Davie will cause each director of BOC and Carolinas in office at the Effective Time (but in no event more than a total of five persons) to be appointed a director of Davie. Each director's continued service as a director of Davie will be subject to the normal nomination and election processes.

           (l) "Blue Sky" Approvals. Davie shall use its best efforts to take
               --------------------
all actions, if any, required by applicable state securities or "blue sky" laws
(i) to cause the Common Stock issued at the Effective Time, at the time of the issuance thereof, to be duly qualified or registered (unless exempt) under such laws, or to cause all conditions to any exemptions from qualification or registration thereof under such laws to have been satisfied, and (ii) to obtain any and all other approvals or consents to the issuance of the Common Stock that are required under state or federal law.

     5.02. Negative Covenants of Davie. Davie hereby covenants and agrees that,
           ---------------------------
between the date hereof and the Effective Time, it will not do any of the following things or take any of the following actions without the prior written consent and authorization of BOC's President.

           (a) Amendments to Articles of Incorporation or Bylaws. Davie will not
               -------------------------------------------------
amend its Articles of Incorporation or Bylaws.

           (b) Change in Capital Stock. Davie will not (i) make any change in
               -----------------------
its authorized capital stock, or create any other or additional authorized capital stock or other securities, or (ii) issue (including any issuance of shares pursuant to a stock dividend or any issuance of any securities convertible into capital stock), sell, purchase, redeem, retire, reclassify, combine or split any shares of its capital stock or other securities, or enter into any agreement or understanding with respect to any such action. However, notwithstanding anything contained herein to the contrary, following the date of this Agreement Davie may issue additional shares of Davie Stock upon the exercise of options granted pursuant to its employee and/or director stock option plans or otherwise in connection with the issuance and sale of shares of Davie Stock for consideration which is considered by Davie's Board of Directors to be fair value for those additional shares.

           (c) Options, Warrants and Rights. Davie will not grant or issue any
               ----------------------------
options, warrants, calls, puts or other rights of any kind relating to the purchase, redemption or conversion of shares of its capital stock or any other securities (including securities convertible into capital stock) or enter into any agreement or understanding with respect to any such action. However, notwithstanding anything contained herein to the contrary, following the date of this Agreement Davie may grant additional options to purchase shares of Davie Stock pursuant to its existing employee and/or director stock option plans.

           (d) Dividends. Davie will not declare or pay any dividends on its
               ---------
outstanding shares of capital stock or make any other distributions on or in respect of any shares of its capital stock or otherwise to its shareholders.

           (e) Accounting Practices. Davie will not make any changes in its
               --------------------
accounting methods, practices or procedures or in depreciation or amortization policies, schedules or rates heretofore applied (except as required by GAAP or governmental regulations). However, notwithstanding anything contained herein to the contrary, following the date of this Agreement Davie may change from the cash to the accrual method of accounting for income tax purposes.

           (f) Acquisitions; Additional Branch Offices. Davie will not directly
               ---------------------------------------
or indirectly (i) acquire or merge with, or acquire substantially all of the assets of, any other person or entity or (ii) enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction.

           (g) Changes in Business Practices. Except as may be required by the
               -----------------------------
Commissioner, the FDIC or any other governmental or regulatory agency, or as shall be required by applicable law, regulation or this Agreement, Davie will not (i) change in any material respect the nature of its business, (ii) discontinue any material portion or line of its business, or (iii) change in any material respect its lending, investment, asset-liability management or other material banking or business policies.

           (h) Exclusive Merger Agreement. Unless, due to a material change in
               --------------------------
circumstances after the date hereof, Davie's Board of Directors reasonably believes in good faith, based on the written opinion of its legal counsel, that any such action or inaction would violate the directors' duties or obligations as such to Davie or to its shareholders, Davie will not, directly, or indirectly through any person, (i) encourage, solicit or attempt to initiate or procure discussions, negotiations or offers with or from any person or entity (other than BOC or Carolinas) relating to a merger or other acquisition of Davie or the purchase or acquisition of any Davie Stock (except as provided in Paragraph 5.02(b) above), or substantially all of Davie's assets, or provide assistance to any person in connection with any such offer; (ii) except to the extent required by law, disclose to any person or entity any information not customarily disclosed to the public concerning Davie or its business, or afford to any other person or entity access to its properties, facilities, books or records; (iii) sell or transfer all or substantially all of Davie's assets to any other person or entity; or (iv) enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction.

           (i) Deposit Liabilities. Davie will not make any material change in
               -------------------
its current deposit policies and procedures or take any actions designed to materially increase or decrease the aggregate level of its deposits as of the date of this Agreement.

                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

     6.01. Preparation and Distribution of Proxy Statement/Offering Circular.
           -----------------------------------------------------------------
Davie and BOC jointly will prepare a joint proxy statement/offering circular (the "Proxy Statement/Offering Circular") for distribution to Davie's and BOC's shareholders as Davie's proxy statement relating to Davie's solicitation of proxies for use at the Davie Shareholders' Meeting, BOC's proxy statement relating to BOC's solicitation of proxies for use at the BOC Shareholders' Meeting, and as Davie's offering circular relating to its offer and distribution of Common Stock to BOC's shareholders as described in this Agreement. The Proxy Statement/Offering Circular shall, in all material respects, be prepared in such form and contain or be accompanied by such information regarding the Davie Shareholders Meeting, the BOC Shareholders' Meeting, this Agreement, the parties hereto, and the Merger and other transactions described herein as is required by regulations of the Securities and Exchange Commission (the "SEC") applicable to Davie and BOC or otherwise as shall be agreed upon by Davie and BOC.

           Davie and BOC will mail the Proxy Statement/Offering Circular to their shareholders on a date mutually agreed upon by Davie and BOC not less than 20 days prior to the scheduled date of the Davie Shareholders' Meeting and the date of the BOC Shareholders' Meeting, whichever is earlier; provided, however, that no such materials shall be mailed to Davie's shareholders or BOC's shareholders unless and until Davie shall have received the authorization of the FDIC, BOC shall have received the authorization of the SEC, and BOC and Davie shall have agreed on the form and content of such materials.

     6.02. Regulatory Approvals. Davie, Carolinas and BOC each agrees with the
           --------------------
others that, as soon as practicable following the date of this Agreement, it will prepare and file, or cause to be prepared and filed, all applications required to be filed by it under applicable law and regulations for approvals by Regulatory

Authorities of the Merger or other transactions described in this Agreement, including without limitation any required applications for the approval of the Commissioner, the FDIC, the FRB and the North Carolina Banking Commission (the "Commission"). Davie, Carolinas and BOC each agrees (i) to use its best efforts in good faith to obtain all necessary approvals of Regulatory Authorities required for consummation of the Merger and other transactions described herein, and (ii) before the filing of any such application required to be filed, to give each other party an opportunity to review and comment on the form and content of such application. Should the appearance of any of the officers, directors, employees, financial advisors or counsel of Davie, Carolinas or BOC be requested by each other or by any Regulatory Authority at any hearing in connection with any such application, it will use its best efforts to arrange for such appearance.

     6.03. Information for Proxy Statement/Offering Circular and Applications
           ------------------------------------------------------------------
for Regulatory Approvals. Davie, Carolinas and BOC each covenants with the other
------------------------
that (i) it will cooperate with the other parties in the preparation of the Proxy Statement/Offering Circular, and applications for required approvals of Regulatory Authorities, and it will promptly respond to requests by the other parties and their legal counsel for information, and will provide all information, documents, financial statements or other material, that is required for, or that may be reasonably requested by any other party for inclusion in, any such document; (ii) none of the information provided by it for inclusion in any of such documents, at the time of the mailing of those materials to BOC's and Davie's shareholders, or at the time of receipt of any such required approval of a Regulatory Authority, as the case may be, will contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     6.04. Expenses. Subject to the provisions of Paragraph 8.03, and whether or
           --------
not this Agreement shall be terminated or the Merger shall be consummated, Davie, Carolinas and BOC each agrees to pay its own legal, accounting and financial advisory fees and all its other costs and expenses incurred or to be incurred in connection with the execution and performance of its obligations under this Agreement, or otherwise in connection with this Agreement and the transactions described herein (including without limitation all accounting fees, legal fees, consulting or advisory fees, filing fees, printing and mailing costs, and travel expenses). For purposes of this Agreement, expenses associated with the printing and mailing of the Proxy Statement/Offering Circular described in Paragraph 6.01, and with the Tax Opinion described in Paragraph 6.10, shall be deemed to have been incurred by Davie and BOC equally. Expenses owed to Sterne, Agee & Leach, Inc., including its fees for rendering the "BOC Fairness Opinion" described in Paragraph 7.01(d)(ii), shall be deemed to have been incurred solely by BOC. Expenses owed to Scott & Stringfellow, Inc. including its fees for rendering the "Davie Fairness Opinion" described in Paragraph 7.01(d)(i) shall be deemed to have been incurred solely by Davie.

     6.05. Announcements. Davie, Carolinas and BOC each agrees that no persons
           -------------
other than the parties to this Agreement are authorized to make any public announcements or statements about this Agreement or any of the transactions described herein, and that, without the prior review and consent of the other parties (which consent shall not unreasonably be denied or delayed), it will not make any public announcement, statement or disclosure as to the terms and conditions of this Agreement or the transactions described herein, except for such disclosures as may be required incidental to obtaining the required approval of any Regulatory Authority to the consummation of the transactions described herein. However, notwithstanding anything contained herein to the contrary, neither Davie, Carolinas nor BOC shall be required to obtain the prior consent of the other parties for any such disclosure which it, in good faith and upon the advice of its legal counsel, believes is required by law.

     6.06. Real Property Matters.
           ---------------------

           (a) Davie, at its own option or expense, may cause to be conducted
(i) a title examination, physical survey, zoning compliance review, and structural inspection of the BOC Real Property and improvements thereon (the "Property Examination") and (ii) site inspections, historic reviews, regulatory analyses, and Phase 1 environmental assessments of the BOC Real Property, together with such other studies, testing and intrusive sampling and analyses as Davie shall deem necessary or desirable (the "Environmental Survey").

          (b) If, in the course of the Property Examination or Environmental Survey, Davie discovers a "Material Defect" (as defined below) with respect to the BOC Real Property, Davie will give prompt written notice thereof to BOC describing the facts or conditions constituting the Material Defect, and Davie shall have the option exercisable upon written notice to BOC to (i) waive the Material Defect, or (ii) terminate this Agreement.

          (c) For purposes of this Agreement, a "Material Defect" shall include:

               (i) the existence of any lien (other than the lien of real property taxes not yet due and payable), encumbrance, zoning restriction, easement, covenant, or other restriction, title imperfection or title irregularity, or the existence of any facts or conditions that constitute a breach of BOC's or Carolinas' representations and warranties contained in Paragraph 2.16 or 2.21, in either such case that Davie reasonably believes will affect its use of any parcel of the BOC Real Property for the purpose for which it currently is used or the value or marketability of any parcel of the BOC Real Property, or as to which Davie otherwise objects; or

               (ii) the existence of any structural defects or conditions of disrepair in the improvements on the BOC Real Property (including any equipment, fixtures or other components related thereto) that Davie reasonably believes would cost an aggregate of $50,000 or more to repair, remove or correct as to all such BOC Real Property

               (iii) the existence of facts or circumstances relating to any of the BOC Real Property reflecting that (A) there likely has been a discharge, disposal, release, threatened release, or emission by any person of any Hazardous Substance on, from, under, at, or relating to the BOC Real Property, or (B) any action has been taken or not taken, or a condition or event likely has occurred or exists, with respect to the BOC Real Property which constitutes or would constitute a violation of any Environmental Laws or any contract or other agreement between BOC or Carolinas and any other person or entity, as to which, in either such case, Davie reasonably believes, based on the advice of legal counsel or other consultants, that BOC or Carolinas could become responsible or liable, or that BOC or Carolinas could become responsible or liable following the Effective Time, for assessment, removal, remediation, monetary damages, or civil, criminal or administrative penalties or other corrective action and in connection with which the amount of expense or liability which BOC or Carolinas could incur, or for which BOC or Carolinas could become responsible or liable, following consummation of the Merger at any time or over any period of time could equal or exceed an aggregate of $50,000 or more as to all such BOC Real Property

     6.07. Treatment of Stock Options. Davie and BOC agree that, as of the
           --------------------------
Effective Time, all outstanding options to purchase shares of BOC Stock referenced in Paragraph 2.05 (each a "BOC Option" and collectively the "BOC Options") shall be assumed by Davie on their then current terms and conditions and be converted into options to purchase shares of Davie Stock, such conversion to be made such that following the Effective Time each BOC Option will represent an option to purchase 0.92 shares of Davie Stock for every one (1) share of BOC stock covered by such BOC Option prior to the Effective Time. BOC and Carolinas will obtain from each person who holds a BOC Option, and will deliver to Davie at the Closing, a written agreement in a form specified by Davie confirming and agreeing to the conversion of such person's BOC Option as described above with an appropriate adjustment of the exercise price of the option.

     6.08. Treatment of 401(k) Plan. As may be agreed upon mutually by both BOC
           ------------------------
and Davie, BOC's Section 401(k) plan will either be:

           (i) terminated, in which case each participant in BOC's plan on the termination date may elect, upon completion of the termination and the final liquidation of the plan, to receive a distribution of the assets credited to his or her plan account at that time or, if the participant has become a participant in Davie's Section

401(k) plan, to have those assets credited as a "roll-over" to the participant's plan account under Davie' plan; or,

           (ii) merged into Davie's Section 401(k) plan.

     BOC and Carolinas agree that, prior to the Effective Time, they will take or cause to be taken such actions as Davie shall reasonably consider to be necessary or desirable in connection with or to effect or facilitate any such plan termination or merger. Davie agrees that it will assume, as of the Effective Time, any and all administrative and fiduciary duties of BOC with respect to the day-to-day operation of BOC's plan, including duties relating to filings with the Internal Revenue Service relating to the plan.

     6.09. Directors' and Officers' Liability Insurance. Davie and BOC agree
           --------------------------------------------
that, to the extent the same can be purchased at a cost to which they both agree, then immediately prior to the Effective Time BOC shall purchase "tail" coverage, effective at the Effective Time, under and in the same amount of coverage as is provided by its then current directors' and officers' liability insurance policy.

     6.10. Tax Opinion. Davie and BOC agree to use their best efforts to cause
           -----------
the Merger, and the conversion of outstanding shares of BOC Stock into shares of Davie Common Stock, on the terms contained in this Agreement, to be treated as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code and to obtain from Ward and Smith, P.A. a written opinion (the "Tax Opinion"), addressed jointly to the Boards of Directors of Davie and BOC, to the foregoing effect.

     6.11. ESOP of BOC. Davie and BOC agree that BOC's employee stock ownership
           -----------
plan (the "ESOP") shall be terminated as of a date immediately prior to the Effective Time (the "Termination Date") and unallocated assets held by the ESOP on the Termination Date shall be applied (through pro-rata transfer to BOC of unallocated shares of BOC Stock for cancellation and transfer to BOC of unallocated cash) in satisfaction of the outstanding balance of principal and interest of the indebtedness owed to BOC which heretofore was incurred by the ESOP in connection with its purchase of BOC Stock (the "ESOP Debt"). For purposes of their application against the ESOP Debt, unallocated shares of BOC Stock shall be valued as of the Termination Date in a manner mutually agreed upon by BOC and Davie which is consistent with the terms of the ESOP and applicable laws and regulations, and unallocated shares shall be applied against the ESOP Debt pro rata with unallocated cash.

     BOC and Carolinas agree that, prior to the Effective Time, they will administer the ESOP in accordance with its terms and will take or cause to be taken such actions as shall be required by applicable law and the termination provisions contained in the documents evidencing the plan itself, or otherwise as Davie shall reasonably consider to be necessary or desirable, in connection with or otherwise to effect such termination. Davie agrees that it will assume, as of the Effective Time, any and all administrative duties of BOC or Carolinas with respect to day-to-day operation of the ESOP and with respect to completion of termination of the ESOP and liquidation and distribution of its assets. Following completion of the termination of the ESOP and receipt of a final determination letter from the Internal Revenue Service with respect to the qualified status of the plan, the net assets of the ESOP following repayment of the ESOP Debt shall be distributed to plan participants in the manner provided by its terms and applicable law and regulations.

     Prior to the Termination Date, the ESOP will make all payments required with respect to the ESOP Debt, and BOC and/or Carolinas will contribute to the ESOP cash sufficient to enable the ESOP to make those payments. If the Termination Date is other than the last day of a calendar quarter, then, in connection with payment due on the ESOP Debt at the end of that quarter, the contribution of BOC and Carolinas to the ESOP will be limited to an amount equal to interest on the unpaid principal balance of the ESOP Debt accrued for that calendar quarter through the Termination Date plus a pro-rata portion of the principal payment on the ESOP Debt due at the end of that calendar quarter. Notwithstanding anything contained herein to the contrary, BOC's and Carolinas' contributions to the ESOP shall be reduced by the aggregate amounts of any cash dividends paid by BOC prior to the Termination Date which are received by the ESOP with respect to unallocated shares of BOC Stock, and any such cash dividends shall be used to make required payments on the ESOP Debt.

Unallocated assets held by the ESOP which, as of the Termination Date, have been released from the pledge securing the ESOP Debt as a result of payments made as provided above, will be allocated to ESOP participants' accounts for the Plan Year through the Termination Date as provided by the terms of the ESOP and applicable law and regulations.

     6.12. Directors' Retirement Plan of Carolinas. At the Effective Time, Davie
           ---------------------------------------
will assume Carolinas' obligations under its Directors' Retirement Plan (the "DRP") with respect to those directors of Carolinas (or, in the case of a deceased director, his or her designated beneficiary) whose benefits under the DRP are vested as of the date of this Agreement. In the case of directors of Carolinas whose benefits under the DRP are unvested as of the date of this Agreement, Carolinas may, at its option, prior to the Effective Time, provide for the payment of benefits called for by the DRP to those directors through the purchase, in the name and for the benefit of each such director, of an annuity contract or policy of life insurance with the effect that each such annuity contract or insurance policy shall provide the equivalent benefit to such director for whom it is purchased as he or she would be entitled to receive under the terms of the DRP if the Merger were not effected and such director's benefits under the DRP became vested. Notwithstanding anything contained herein to the contrary, BOC and Carolinas agree that the aggregate amount paid by BOC or Carolinas for all such annuity contracts or policies of life insurance for all such directors shall not exceed $65,000, and BOC and Carolinas will obtain from each such director, and will deliver to Davie at the Closing, a written agreement in a form specified by Davie releasing Carolinas, BOC and Davie from any obligation or liability for benefits under the DRP.

     6.13. MRP Awards. Davie and BOC agree that BOC's 1999 Management
           ----------
Recognition Plan (the "MRP") will be amended immediately prior to the Effective Time to provide that (i) awards granted thereunder prior to the date of this Agreement that remain outstanding, to the extent they shall not previously have become vested, shall immediately become vested in full, but that (ii) shares of BOC Stock covered by those awards shall continue to be held by the Trustees of the MRP and one-half of those shares shall become payable and deliverable to the holders of those respective awards on the January 1 next following the Effective Time, and the remaining one-half of those shares on the next succeeding January
1. BOC and Carolinas will obtain from each holder of an award under the MRP, and will deliver to Davie at the Closing, a written agreement in a form specified by Davie to the effect that such holder consents to the above amendment of the MRP and modification of the terms of his or her award.

                                   ARTICLE VII
                         CONDITIONS PRECEDENT TO MERGER

     7.01. Conditions to all Parties' Obligations. Notwithstanding any other
           --------------------------------------
provision of this Agreement to the contrary, the obligations of each of the parties to this Agreement to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or prior to the Closing Date:

           (a) Approval by Regulatory Authorities; Disadvantageous Conditions.
               --------------------------------------------------------------
(i) The Merger, the Bank Merger and other transactions described in this Agreement shall have been approved, to the extent required by law, by the FDIC, the FRB, the Commissioner, the Commission, and by all other Regulatory Authorities having jurisdiction over such transactions; (ii) no Regulatory Authority shall have objected to or withdrawn its approval of such transactions or imposed any condition on such transactions or its approval thereof, which condition is reasonably deemed by BOC or Davie to so adversely impact the economic or business benefits of this Agreement to BOC, Carolinas or Davie as to render it inadvisable for BOC, Carolinas or Davie to consummate the Merger or the Bank Merger; (iii) the 15-day or 30-day waiting period, as applicable, required following necessary approvals by the FDIC and the FRB for review of the transactions described herein by the United States Department of Justice shall have expired, and, in connection with any such review, no objection to the Merger or the Bank Merger shall have been raised; and (iv) all other consents, approvals and permissions, and the satisfaction of all of the requirements prescribed by law or regulation, necessary to the carrying out of the transactions contemplated herein shall have been procured.

          (b) Adverse Proceedings, Injunction, Etc. There shall not be (i) any
              ------------------------------------
order, decree or injunction of any court or agency of competent jurisdiction which enjoins or prohibits the Merger, the Bank Merger or any of the other transactions described in this Agreement or any of the parties hereto from consummating any such transaction, (ii) any pending or threatened investigation of the Merger, the Bank Merger or any of such other transactions by the United States Department of Justice, or any actual or threatened litigation under federal antitrust laws relating to the Merger, the Bank Merger or any other such transaction, (iii) any suit, action or proceeding by any person (including any governmental, administrative or regulatory agency), pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit Davie, Carolinas or BOC from consummating the Merger or the Bank Merger or carrying out any of the terms or provisions of this Agreement, or (iv) any other suit, claim, action or proceeding pending or threatened against Davie, Carolinas or BOC or any of their respective officers or directors which shall reasonably be considered by Davie, Carolinas or BOC to be materially burdensome in relation to the proposed Merger or Bank Merger or materially adverse in relation to the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of any party hereto, and which has not been dismissed, terminated or resolved to the satisfaction of all parties hereto within 90 days of the institution or threat thereof.

          (c) Approval by Boards of Directors and Shareholders. The respective
              ------------------------------------------------
Boards of Directors of Davie, Carolinas and BOC shall have duly approved, adopted and ratified this Agreement by appropriate resolutions, the shareholders of Davie shall have duly approved, ratified and adopted this Agreement at the Davie Shareholders' Meeting, and the shareholders of BOC shall have duly approved, ratified and adopted this Agreement at the BOC Shareholders' Meeting, all to the extent required by and in accordance with the provisions of this Agreement, applicable law, and applicable provisions of their respective Articles of Incorporation and Bylaws.

          (d) Fairness Opinions.
              -----------------

              (i) Davie shall have received from Scott & Stringfellow a written opinion (the "Davie Fairness Opinion") to the effect that the Merger is fair, from a financial point of view, to Davie and its shareholders; and, Scott & Stringfellow, Inc. shall have delivered a letter to Davie, dated as of a date within five business days preceding the Closing Date, to the effect that it remains its opinion that the terms of the Merger are fair, from a financial point of view, to Davie and its shareholders.


              (ii) BOC shall have received from Sterne, Agee & Leach, Inc., a written opinion (the "BOC Fairness Opinion") to the effect that the consideration received by BOC's shareholders is fair, from a financial point of view, to BOC and its shareholders; and, Sterne, Agee & Leach, Inc. shall have delivered a letter to BOC, dated as of a date within five business days preceding the Closing Date, to the effect that it remains its opinion that the terms of the Merger are fair, from a financial point of view, to BOC and its shareholders.

          (e) Tax Opinion. Davie and BOC shall have received the Tax Opinion
              -----------
from Ward and Smith, P.A. in form satisfactory to each of them.

          (f) Employment Agreement. The Employment Agreement shall have been
              --------------------
executed and delivered by Davie and Talbert.

          (g) No Termination or Abandonment. This Agreement shall not have been
              -----------------------------
terminated or abandoned by any party hereto.

          (h) Articles of Merger; Other Actions. The Articles of Merger
              ---------------------------------
described in Paragraph 1.08 pertaining to the Merger and the Bank Merger shall have been duly executed by Davie and filed with the North Carolina Secretary of State as provided in that Paragraph.

     7.02. Additional Conditions to Davie's Obligations. Notwithstanding any
           --------------------------------------------
other provision of this Agreement to the contrary, Davie's separate obligation to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or before the Closing Date:

           (a) Material Adverse Change. There shall not have occurred any
               -----------------------
material adverse change in the consolidated financial condition or results of operations of BOC, and there shall not have occurred any event or development, and there shall not exist any condition or circumstance which, with the lapse of time or otherwise, may or could cause, create or result in any such material adverse change.

           (b) Compliance with Laws. BOC and Carolinas shall have complied in
               --------------------
all material respects with all federal and state laws and regulations applicable to them in connection with the transactions described in this Agreement where the violation of or failure to comply with any such law or regulation could or may have a material adverse effect on the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of BOC or Carolinas, or of Davie after the Effective Time, or on BOC's or Carolinas' ability to consummate the Merger or the Bank Merger.

           (c) BOC's and Carolinas' Representations and Warranties and
               -------------------------------------------------------
Performance of Agreements; Officers' Certificate. Unless waived in writing by
------------------------------------------------
Davie as provided in Paragraph 10.02, each of the representations and warranties of BOC and Carolinas contained in this Agreement shall have been true and correct in all material respects as of the date hereof, and they shall remain true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, except (i) for changes which are not, in the aggregate, material and adverse to the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of BOC or Carolinas or to BOC's or Carolinas' ability to consummate the Merger, the Bank Merger and other transactions described herein, and (ii) as otherwise contemplated by this Agreement; and BOC and Carolinas each shall have performed in all material respects all of its obligations, covenants and agreements hereunder to be performed by it on or before the Closing Date.

               Davie shall have received a certificate dated as of the Closing Date and executed by the President and CEO and the Chief Financial Officer of BOC and Carolinas to the effect that the conditions of this subparagraph have been met and as to such other matters as may be reasonably requested by Davie.

           (d) Legal Opinion of Davie's Counsel. Davie shall have received the
               --------------------------------
written legal opinion of Gaeta & Glesener, P.A., counsel for BOC and Carolinas, dated as of the Closing Date and in form and substance reasonably satisfactory to Davie.

           (e) Other Documents and Information. BOC and Carolinas shall have
               -------------------------------
provided to Davie correct and complete copies (certified by their respective Secretaries) of resolutions of their respective Boards of Directors and shareholders pertaining to approval of this Agreement and the Merger and other transactions contemplated herein, together with a certificate of the incumbency of their officers who executed this Agreement or any other documents delivered to Davie in connection with the Closing.

           (f) Acceptance by Davie's Counsel. The form and substance of all
               -----------------------------
legal matters described in this Agreement or related to the transactions contemplated herein shall be reasonably acceptable to Davie's legal counsel.

           (g) Benefit Plan Matters.
               --------------------

               (i) BOC shall have effected the termination of the ESOP in the manner described in Paragraph 6.11 above and the amendment to the MRP in the manner described in Paragraph 6.13 above;

               (ii) BOC and Carolinas shall have delivered to Davie the written agreements of Talbert and the individual holders of the BOC Options, unvested awards under the DRP, and awards under the MRP, as required by Paragraphs 5.01(h), 6.07, 6.12 and 6.13 above; and,

               (iii) the aggregate cost of annuity contracts and/or life insurance policies purchased by BOC and Carolinas as described in Paragraph
6.12 above shall not exceed the amount specified in that Paragraph.

     7.03. Additional Conditions to BOC's and Carolinas' Obligations.
           ---------------------------------------------------------
Notwithstanding any other provision of this Agreement to the contrary, BOC's and Carolinas' separate obligations to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or before the Closing Date:

           (a) Material Adverse Change. There shall not have occurred any
               -----------------------
material adverse change in the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of Davie, and there shall not have occurred any event or development, and there shall not exist any condition or circumstance which, with the lapse of time or otherwise, may or could cause, create or result in any such material adverse change.

           (b) Compliance with Laws. Davie shall have complied in all material
               --------------------
respects with all federal and state laws and regulations applicable to it in connection with the transactions described in this Agreement and where the violation of or failure to comply with any such law or regulation could or may have a material adverse effect on the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of Davie after the Effective Time, or on Davie's ability to consummate the Merger or the Bank Merger.

           (c) Davie's Representations and Warranties and Performance of
               ---------------------------------------------------------
Agreements; Officers' Certificate. Unless waived in writing by BOC or Carolinas
---------------------------------
as provided in Paragraph 10.02, each of the representations and warranties of Davie contained in this Agreement shall have been true and correct in all material respects as of the date hereof, and they shall remain true and correct at and as of the Closing Date with the same force and effect as though made on and as of such date, except (i) for changes which are not, in the aggregate, material and adverse to the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of Davie or to Davie's ability to consummate the Merger, the Bank Merger and other transactions described herein, and (ii) as otherwise contemplated by this Agreement; and, Davie shall have performed in all material respects all its obligations, covenants and agreements hereunder to be performed by it on or before the Closing Date.

           BOC shall have received a certificate dated as of the Closing Date and executed by Davie's President and CEO and Chief Financial Officer to the effect that the conditions of this subparagraph have been met and as to such other matters as may be reasonably requested by BOC.

           (d) Legal Opinion of BOC's Counsel. BOC shall have received the
               ------------------------------
written legal opinion of Ward and Smith, P.A., counsel to Davie, dated as of the Closing Date and in form and substance reasonably satisfactory to BOC.

           (e) Other Documents and Information. Davie shall have provided to BOC
               -------------------------------
correct and complete copies (all certified by Davie's Secretary) of Davie's Articles of Incorporation and Bylaws, and resolutions of its Board of Directors and shareholders pertaining to approval of this Agreement and the Merger and other transactions contemplated herein, together with a certificate as to the incumbency of Davie's officers who executed this Agreement or any other documents delivered to BOC or Carolinas in connection with the Closing.

           (f) Acceptance by BOC's Counsel. The form and substance of all legal
               ---------------------------
matters described in this Agreement or related to the transactions contemplated herein shall be reasonably acceptable to BOC's legal counsel.

                                  ARTICLE VIII
                          TERMINATION; BREACH; REMEDIES

     8.01. Mutual Termination. At any time prior to the Effective Time (and
           ------------------
whether before or after approval hereof by the shareholders of Davie or BOC), this Agreement may be terminated by the mutual agreement of BOC and Davie. Upon any such mutual termination, all obligations of Davie, Carolinas and BOC hereunder shall terminate and each party shall pay its own costs and expenses as provided in Paragraph 6.04.

     8.02. Unilateral Termination. Prior to the Effective Time, this Agreement
           ----------------------
may be terminated by either BOC or Davie (whether before or after approval hereof by Davie's shareholders or BOC's shareholders) upon written notice to the other parties in the manner provided herein and under the circumstances described below.

           (a) Termination by BOC and Carolinas. This Agreement may be
               --------------------------------
terminated by BOC by action of its Board of Directors:

               (i) if any of the conditions to the obligations of BOC or Carolinas set forth in Paragraph 7.01 and 7.03 shall not have been satisfied in all material respects or effectively waived in writing by BOC by December 31, 2001 (except to the extent that the failure of such condition to be satisfied has been caused by the failure of BOC or Carolinas to satisfy any of its obligations, covenants or agreements contained herein);

               (ii) if Davie shall have violated or failed to fully perform any of its obligations, covenants or agreements contained in Article V or VI herein in any material respect;

               (iii) if BOC or Carolinas determines at any time that any of Davie's representations or warranties contained in Article III hereof or in any other certificate or writing delivered pursuant to this Agreement shall have been false or misleading in any material respect when made or would have been false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Best Knowledge of any person, or that there has occurred any event or development or that there exists any condition or circumstance which has caused or, with the lapse of time or otherwise, may or could cause any such representations or warranties to become false or misleading in any material respect or that would cause any such representation or warranty to become false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Best Knowledge of any person;

               (iv) if, notwithstanding BOC's and Carolinas' satisfaction of their respective obligations under Paragraphs 6.01 and 6.03, BOC's shareholders do not ratify and approve this Agreement and the Merger at the BOC Shareholders' Meeting, or if the Davie Shareholders' Meeting is not held by December 31, 2001;

               (v) if the Merger shall not have become effective on or before March 31, 2002, or such later date as shall be mutually agreed upon in writing by BOC and Davie; or,

               (vi) if shareholders of BOC and/or Davie exercise their right of dissent and appraisal under Article 13 of the North Carolina Business Corporation Act with respect to an aggregate number of shares of BOC Stock and/or Davie Stock such as would result in a reduction of 5% or more in the aggregate number of shares of Davie Stock that otherwise would be outstanding following the Effective Time.

               However, before BOC may terminate this Agreement for any of the reasons specified above in (i), (ii) or (iii) of this Paragraph 8.02(a), it shall give written notice to Davie in the manner provided herein stating its intent to terminate and a description of the specific breach, default, violation or other condition giving rise to its right to so terminate, and, such termination by BOC shall not become effective if, within 30 days following the giving of such notice, Davie shall cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of BOC. In the event Davie cannot or does not cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of BOC within such notice period, termination of this Agreement by BOC thereafter shall be effective upon its giving of written notice thereof to Davie in the manner provided herein.

          (b)  Termination by Davie. Prior to the Effective Time, this Agreement
               --------------------
may be terminated by Davie:

               (i) if any of the conditions to the obligations of Davie set forth in Paragraph 7.01 and 7.02 shall not have been satisfied in all material respects or effectively waived in writing by Davie by December 31, 2001 (except to the extent that the failure of such condition to be satisfied has been caused by the failure of Davie to satisfy any of its obligations, covenants or agreements contained herein);

               (ii) if BOC or Carolinas shall have violated or failed to fully perform any of their respective obligations, covenants or agreements contained in Article IV or VI herein in any material respect;


               (iii) if Davie determines that any of BOC's or Carolinas' respective representations and warranties contained in Article II hereof or in any other certificate or writing delivered pursuant to this Agreement shall have been false or misleading in any material respect when made or would have been false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Best Knowledge of any person, or that there has occurred any event or development or that there exists any condition or circumstance which has caused or, with the lapse of time or otherwise, may or could cause any such representations or warranties to become false or misleading in any material respect or that would cause any such representation or warranty to become false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Best Knowledge of any person;

               (iv) if, notwithstanding Davie's satisfaction of its obligations contained in Paragraphs 6.01 and 6.03, its shareholders do not ratify and approve this Agreement and approve the Merger at the Davie Shareholders' Meeting, or the BOC shareholders' Meeting is not held by December 31, 2001;

               (v) if the Merger shall not have become effective on or before March 31, 2002, or such later date as shall be mutually agreed upon in writing by BOC and Davie;

               (vi) if shareholders of BOC and/or Davie exercise their right of dissent and appraisal under Article 13 of the North Carolina Business Corporation Act with respect to an aggregate number of shares of BOC Stock and/or Davie Stock such as would result in a reduction of 5% or more in the aggregate number of shares of Davie Stock that otherwise would be outstanding following the Effective Time; or

               (vii) if shareholders of BOC and/or Davie exercise their right of dissent and appraisal under Article 13 of the North Carolina Business Corporation Act with respect to an aggregate number of shares of BOC Stock and/or Davie Stock such as would result in a reduction of 5% or more in the aggregate number of shares of Davie Stock that otherwise would be outstanding following the Effective Time.

          However, before Davie may terminate this Agreement for any of the reasons specified above in clause (i), (ii) or (iii) of this Paragraph 8.02(b), it shall give written notice to BOC in the manner provided herein stating its intent to terminate and a description of the specific breach, default, violation or other condition giving rise to its right to so terminate, and, such termination by Davie shall not become effective if, within 30 days following the giving of such notice, BOC or Carolinas shall cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of Davie. In the event BOC or Carolinas cannot or does not cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of Davie within such notice period, termination of this Agreement by Davie thereafter shall be effective upon its giving of written notice thereof to BOC in the manner provided herein.

     8.03. Breach; Remedies. Except as otherwise provided below, (i) in the
           ----------------
event of a breach by Davie of any of its representations or warranties contained in Article III of this Agreement or in any other certificate or writing delivered pursuant to this Agreement, or in the event of its failure to perform or violation of any of its obligations, agreements or covenants contained in Articles V or VI of this Agreement, then BOC's and Carolinas' sole right and remedy shall be to terminate this Agreement prior to the Effective Time as provided in Paragraph 8.02(a) or, in the case of a failure to perform or violation of any obligations, agreements or covenants, to seek specific performance thereof; and (ii) in the event of any such termination of this Agreement by BOC or Carolinas due to a failure by Davie to perform any of its obligations, agreements or covenants contained in Articles V or VI of this Agreement, then Davie shall be obligated to reimburse BOC and Carolinas for up to (but not more than) $150,000 in expenses described in Paragraph 6.04 which actually have been incurred by BOC and Carolinas.

           Likewise, and except as otherwise provided below, (i) in the event of a breach by BOC or Carolinas of any of its representations or warranties contained in Article II of this Agreement, or in the event of its failure to perform or violation of any of its obligations, agreements or covenants contained in Articles IV or VI of this Agreement, then Davie's sole right and remedy shall be to terminate this Agreement prior to the Effective Time as provided in Paragraph 8.02(b), or, in the case of a failure to perform or violation of any obligations, agreements or covenants, to seek specific performance thereof; and (ii) in the event of any such termination of this Agreement by Davie due to a failure by BOC or Carolinas to perform any of its obligations, agreements or covenants contained in Articles IV or VI of this Agreement, then BOC or Carolinas shall be obligated to reimburse Davie for up to (but not more than) $150,000 in expenses described in Paragraph 6.04 which actually have been incurred by Davie.

           Notwithstanding any provision of this Agreement to the contrary, if any party to this Agreement breaches this Agreement by willfully or intentionally failing to perform or violating any of its obligations, agreements or covenants contained in Articles IV, V or VI of this Agreement, such party shall be obligated to pay all expenses of the other parties described in Paragraph 6.04, together with other damages recoverable at law or in equity.

                                   ARTICLE IX
                                 INDEMNIFICATION

     9.01. Indemnification Following Termination of Agreement.
           --------------------------------------------------

           (a) By Davie. Davie agrees that, in the event this Agreement is
               --------
terminated for any reason and the Merger is not consummated, it will indemnify, hold harmless and defend BOC and Carolinas and their respective officers, directors, attorneys and financial advisors from and against any and all claims, disputes, demands, causes of action, suits or proceedings of any third party (including any Regulatory Authority), together with all losses, damages, liabilities, obligations, costs and expenses of every kind and nature in connection therewith (including without limitation reasonable attorneys' fees and legal costs and expenses in connection therewith), whether known or unknown, and whether now existing or hereafter arising, which may be threatened against, incurred, undertaken, received or paid by BOC or Carolinas:

               (i) in connection with or which arise out of, result from, or are based upon (A) Davie's operations or business transactions or its relationship with any of its employees, or (B) Davie's failure to comply with any statute or regulation of any federal, state or local government or agency (or any political subdivision thereof) in connection with the transactions described in this Agreement;

               (ii) in connection with or which arise out of, result from, or are based upon any fact, condition or circumstance that constitutes a breach by Davie of, or any inaccuracy, incompleteness or inadequacy in, any of its representations or warranties under or in connection with this Agreement, or any failure of Davie to perform any of its covenants, agreements or obligations under or in connection with this Agreement; or,

               (iii) in connection with or which arise out of, result from, or are based upon any information provided by Davie which is included in the Proxy Statement/Offering Circular and which information causes the Proxy Statement/Offering Circular, at the time of its mailing to Davie's shareholders and BOC's shareholders, to contain any untrue statement of a material fact or to omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not false or misleading.

           (b) By BOC and Carolinas. BOC and Carolinas agree that, in the event this Agreement is terminated for any reason and the Merger is not consummated, it will indemnify, hold harmless and defend Davie and its officers, directors, attorneys and financial advisors from and against any and all claims, disputes, demands, causes of action, suits, proceedings of any third party (including any Regulatory Authority), together with all losses, damages, liabilities, obligations, costs and expenses of every kind and nature in connection therewith (including without limitation reasonable attorneys' fees and legal costs and expenses in connection therewith), whether known or unknown, and whether now existing or hereafter arising, which may be threatened against, incurred, undertaken, received or paid by Davie:

               (i) in connection with or which arise out of, result from, or are based upon (A) BOC's or Carolinas' operations or business transactions or its relationship with any of its employees, or (B) BOC's or Carolinas' failure to comply with any statute or regulation of any federal, state or local government or agency (or any political subdivision thereof) in connection with the transactions described in this Agreement;

               (ii) in connection with or which arise out of, result from, or are based upon any fact, condition or circumstance that constitutes a breach by BOC or Carolinas of, or any inaccuracy, incompleteness or inadequacy in, any of its representations or warranties under or in connection with this Agreement, or any failure of BOC or Carolinas to perform any of its covenants, agreements or obligations under or in connection with this Agreement; or,

               (iii) in connection with or which arise out of, result from, or are based upon any information provided by BOC or Carolinas which is included in the Proxy Statement/Offering Circular and which information causes the Proxy Statement/Offering Circular, at the time of its mailing to Davie's shareholders and BOC's shareholders, to contain any untrue statement of a material fact or to omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not false or misleading.

     9.02. Procedure for Claiming Indemnification. If any matter subject to
           --------------------------------------
indemnification under this Article IX arises in the form of a claim (herein referred to as a "Third Party Claim") against BOC, Carolinas or Davie, or their respective successors and assigns, or any of their respective subsidiary corporations, officers, directors, attorneys or financial advisors (collectively, "Indemnitees"), the Indemnitee promptly shall give notice and details thereof, including copies of all pleadings and pertinent documents, to the party obligated for indemnification hereunder (the "Indemnitor"). Within 15 days of such notice, the Indemnitor either (i) shall pay the Third Party Claim either in full or upon agreed compromise, or (ii) shall notify the applicable Indemnitee that the Indemnitor disputes the Third Party Claim and intends to defend against it, and thereafter shall so defend and pay any adverse final judgment or award in regard thereto. Such defense shall be controlled by the Indemnitor and the cost of such defense shall be borne by it, except that the Indemnitee shall have the right to participate in such defense at its own expense and provided that the Indemnitor shall have no right in connection with any such defense or the resolution of any such Third Party Claim to impose any cost, restriction, limitation or condition of any kind that compromises the Indemnitee hereunder. In the case of an Indemnitee that is an officer, director, financial advisor or attorney of a party to this Agreement, then that party agrees that it shall cooperate in all reasonable respects in the defense of any such Third Party Claim, including making personnel, books and records relevant to the Third Party Claim available to the Indemnitor without charge therefor except for out_of_pocket expenses. If the Indemnitor fails to take action within 15 days as hereinabove provided or, having taken such action, thereafter fails diligently to defend and resolve the Third Party Claim, the Indemnitee shall have the right to pay, compromise or defend the Third Party Claim and to assert the indemnification provisions hereof. The Indemnitee also shall have the right, exercisable in good faith, to take such action as may be necessary to avoid a default prior to the assumption of the defense of the Third Party Claim by the Indemnitor.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

           10.01. Survival of Representations, Warranties, Indemnification and
                  ------------------------------------------------------------
Other Agreements.
----------------

                  (a) Representations, Warranties and Other Agreements. None of
                      ------------------------------------------------
the representations, warranties or agreements contained in this Agreement shall survive the effectiveness of the Merger, and no party shall have any right after the Effective Time to recover damages or any other relief from any other party to this Agreement by reason of any breach of representation or warranty, any nonfulfillment or nonperformance of any agreement contained herein, or otherwise.

                  (b) Indemnification. The parties' indemnification agreements
                      ---------------
and obligations pursuant to Paragraph 9.01 shall become effective only in the event this Agreement is terminated and shall survive any such termination, and neither of the parties shall have any obligations under Paragraph 9.01 in the event of or following consummation of the Merger.

           10.02. Waiver. Any term or condition of this Agreement may be waived
                  ------
(except as to matters of regulatory approvals and other approvals required by law), either in whole or in part, at any time by the party which is, and whose shareholders are, entitled to the benefits thereof; provided, however, that any such waiver shall be effective only upon a determination by the waiving party (through action of its Board of Directors) that such waiver would not adversely affect the interests of the waiving party or its shareholders; and, provided further, that no waiver of any term or condition of this Agreement by any party shall be effective unless such waiver is in writing and signed by the waiving party, nor shall any such waiver be construed to be a waiver of any succeeding breach of the same term or condition or a waiver of any other or different term of condition. No failure or delay of any party to exercise any power, or to insist upon a strict compliance by any other party of any obligation, and no custom or practice at variance with any terms hereof, shall constitute a waiver of the right of any party to demand full and complete compliance with such terms.

           10.03. Amendment. This Agreement may be amended, modified or
                  ---------
supplemented at any time or from time to time prior to the Effective Time, and either before or after its approval by the shareholders of Davie or the shareholders of BOC, by an agreement in writing approved by the Boards of Directors of BOC, Carolinas and Davie executed in the same manner as this Agreement; provided however, that, except with the further approval of Davie's shareholders and BOC's shareholders of that change or as otherwise provided herein, following approval of this Agreement by Davie's shareholders and BOC's shareholders no change may be made in the amount of consideration into which each share of BOC Stock will be converted.

           10.04. Notices. All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to have been duly given if delivered personally or by courier, or by U.S. mail, first class postage prepaid, and addressed as follows:

If to Davie:                                    With copy to:

Bank of Davie                                   William R. Lathan, Jr.
135 Boxwood Village Drive                       Ward and Smith, P.A.
Mocksville, NC 27028                            1001 College Court
Attn:  Robert E. Marziano, President & CEO      New Bern, NC 28562

If to BOC or Carolinas:                         With copy to:

   BOC Financial Corp.                          Anthony Gaeta, Jr.
   107 South Central Avenue                     Gaeta & Glesener, P.A.
   Landis, NC 28088-1402                        808 Salem Woods Drive, Suite 201
   Attn:  Stephen R. Talbert, President & CEO   Raleigh, NC 27615

     10.05. Further Assurance. Davie, Carolinas and BOC each agrees to furnish
            -----------------
to each other party such further assurances with respect to the matters contemplated in this Agreement and their respective agreements, covenants, representations and warranties contained herein, including the opinion of legal counsel, as such other party may reasonably request.

     10.06. Headings and Captions. Headings and captions of the Paragraphs of
            ---------------------
this Agreement have been inserted for convenience of reference only and do not constitute a part hereof.

     10.07. Gender and Number. As used herein, the masculine gender shall
            -----------------
include the feminine and neuter, the singular number, the plural, and vice versa, whenever such meanings are appropriate.

     10.08. Entire Agreement. This Agreement (including all schedules and
            ----------------
exhibits attached hereto and all documents incorporated herein by reference) contains the entire agreement of the parties with respect to the transactions described herein and supersedes any and all other oral or written agreement(s) heretofore made, and there are no representations or inducements by or to, or any agreements between, any of the parties hereto other than those contained herein in writing.

     10.09. Severability of Provisions. The invalidity or unenforceability of
            --------------------------
any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision hereof shall in no way affect the validity or enforceability of any other provision or part hereof.

     10.10. Assignment. This Agreement may not be assigned by any party hereto
            ----------
except with the prior written consent of the other parties hereto.

     10.11. Counterparts. Any number of counterparts of this Agreement may be
            ------------
signed and delivered, each of which shall be considered an original and which together shall constitute one agreement.

     10.12. Governing Law. This Agreement is made in and shall be construed and
            -------------
enforced in accordance with the laws of the State of North Carolina.

     10.13. Previously Disclosed Information. As used in this Agreement,
            --------------------------------
"Previously Disclosed" shall mean the disclosure of information by Davie to BOC and Carolinas, or by BOC and Carolinas to Davie, in a letter delivered by the disclosing party or parties to the other parties prior to the date hereof, specifically referring to this Agreement, and arranged in paragraphs corresponding to the Paragraphs, Subparagraphs and items of this Agreement applicable thereto. Information shall be deemed Previously Disclosed for the purpose of a given Paragraph, Subparagraph or item of this Agreement only to the extent that a specific reference thereto is made in connection with disclosure of such information at the time of such delivery.

         10.14 Best Knowledge. The terms "Best Knowledge" and "Knowledge" as
               --------------
used in this Agreement with reference to certain facts or information shall be deemed to refer to facts or information of which officers of Davie, or officers of BOC or Carolinas, as the case may be, are consciously aware or of which they should have become consciously aware in the ordinary course of business and the performance of their management duties.

         10.15    Inspection.
                  ----------

                  (a) Any right of BOC or Carolinas under this Agreement to investigate or inspect the assets, books, records, files and other information of Davie in no way shall establish any presumption that BOC or Carolinas should have conducted any investigation or that such right has been exercised by BOC or Carolinas, their respective agents, representatives or others. Any investigations or inspections actually made by BOC or Carolinas or their respective agents, representatives or others prior to the date of this Agreement or otherwise prior to the Effective Time shall not be deemed in any way in derogation or limitation of the covenants, representations and warranties made by or on behalf of Davie in this Agreement.

                  (b) Any right of Davie under this Agreement to investigate or inspect the assets, books, records, files and other information of BOC or Carolinas in no way shall establish any presumption that Davie should have conducted any investigation or that such right has been exercised by Davie, its respective agents, representatives or others. Any investigations or inspections actually made by Davie or its respective agents, representatives or others prior to the date of this Agreement or otherwise prior to the Effective Time shall not be deemed in any way in derogation or limitation of the covenants, representations and warranties made by or on behalf of BOC or Carolinas in this Agreement.

         IN WITNESS WHEREOF, Davie, Carolinas and BOC each has caused this Agreement to be executed in its name by its duly authorized officers and its corporate seal to be affixed hereto as of the date first above written.

                                           BANK OF DAVIE

                                           By:  /s/ Robert E. Marziano
                                                --------------------------------
[CORPORATE SEAL]                                    Chairman, CEO and President


ATTEST:

/s/ Brenda B. Smith
--------------------------------------
Secretary

                                           BOC FINANCIAL CORP.

                                           By: /s/ Stephen R. Talbert
                                               ---------------------------------
[CORPORATE SEAL]                                   Chairman, CEO and President


ATTEST:

/s/ Henry H. Land
--------------------------------------
Secretary

                                           BANK OF THE CAROLINAS

                                           By: /s/ Stephen R. Talbert
                                               ---------------------------------
[CORPORATE SEAL]                                   Chairman, CEO and President



ATTEST:

/s/  Henry H. Land
--------------------------------------
Secretary

                                    Exhibit A

                                 PLAN OF MERGER
                                 By and Between
                                  BANK OF DAVIE
                                       and
                               BOC FINANCIAL CORP.

     1.01. Names of Merging Corporations. The names of the corporations proposed
           -----------------------------
to be merged are Bank of Davie ("Davie") and BOC Financial Corp. ("BOC").

     1.02. Nature of Transaction; Plan of Merger. At the "Effective Time"
           -------------------------------------
specified in the Articles of Merger filed with the North Carolina Secretary of State, BOC will be merged into and with Davie (the "Merger") as provided in this Plan of Merger.

     1.03. Effect of Merger; Surviving Corporation. At the Effective Time, and
           ---------------------------------------
by reason of the Merger, the separate corporate existence of BOC shall cease while the corporate existence of Davie as the surviving corporation in the Merger shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Merger. Following the Merger, Davie shall continue to operate as a North Carolina banking corporation and will conduct its business at its then legally established branch and main offices. The duration of the corporate existence of Davie, as the surviving corporation, shall be perpetual and unlimited.

     1.04. Assets and Liabilities of BOC. At the Effective Time, and by reason
           -----------------------------
of the Merger, and in accordance with applicable law, all of the property, assets and rights of every kind and character of BOC (including without limitation all real, personal or mixed property, all debts due on whatever account, all other choses in action and every other interest of or belonging to or due to BOC, whether tangible or intangible) shall be transferred to and vest in Davie, and Davie shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature of BOC (including all trust and other fiduciary properties, powers and rights), all without any conveyance, assignment or further act or deed; and, Davie shall become responsible for all of the liabilities, duties and obligations of every kind, nature and description of BOC (including duties as trustee or fiduciary) as of the Effective Time. By virtue of the Merger, BOC's interest in and ownership of the outstanding shares of $5.00 par value common stock of its wholly-owned subsidiary, Bank of the Carolinas ("Carolinas") shall be transferred to and vest in Davie, and Carolinas shall become a wholly-owned subsidiary of Davie.

     1.05. Conversion and Exchange of Stock.
           --------------------------------

           (a) Conversion of BOC Stock. Except as otherwise provided in this
               -----------------------
Plan of Merger, at the Effective Time all rights of BOC's shareholders with respect to all outstanding shares of BOC's $1.00 par value common stock (the "BOC Stock") shall cease to exist and, as consideration for and to effect the Merger, each such outstanding share shall be converted, without any action by Davie, BOC or any BOC shareholder, into the right to receive 0.92 shares of $5.00 par value common stock of Davie (the "Davie Stock").

           At the Effective Time, and without any action by Davie, BOC or any BOC shareholder, BOC's stock transfer books shall be closed and there shall be no further transfers of BOC Stock on its stock transfer books or the registration of any transfer of a certificate evidencing BOC Stock (a "BOC Certificate") by any holder thereof, and the holders of BOC Certificates shall cease to be, and shall have no further rights as, stockholders of BOC other than as provided in this Agreement. Following the Effective Time, BOC Certificates shall evidence only the right of the registered holder thereof to receive certificates evidencing shares of Davie Stock, or in the case of BOC Stock held by shareholders who properly shall have exercised "Dissenters Rights"

(as defined in Paragraph 1.05(e)), cash as provided in Article 13 of the North Carolina Business Corporation Act.

                  (b) Exchange and Payment Procedures; Surrender of
                      ---------------------------------------------
Certificates. As promptly as practicable, but not more than five business days
------------
following the Effective Time, Davie shall send or cause to be sent to each former BOC shareholder of record immediately prior to the Effective Time written instructions and transmittal materials (a "Transmittal Letter") for use in surrendering BOC Certificates to Davie or to an exchange agent appointed by Davie. Upon the proper surrender and delivery to Davie or its agent (in accordance with its instructions, and accompanied by a properly completed Transmittal Letter) by a former shareholder of BOC of his or her BOC Certificate(s), and in exchange therefor, Davie shall as soon as practicable issue and deliver to the shareholder certificates representing the Davie Stock into which the shareholder's BOC Stock has been converted.

                      Subject to Paragraph 1.05(e), no Davie Stock shall be issued or delivered to any former BOC shareholder unless and until such shareholder shall have properly surrendered to Davie or its agent the BOC Certificate(s) formerly representing his or her shares of BOC Stock, together with a properly completed Transmittal Letter. Further, until a former BOC shareholder's BOC Certificates are so surrendered and certificates for the Davie Stock into which his or her BOC Stock was converted at the Effective Time actually are issued to him or her, no dividend or other distribution payable by Davie with respect to that Davie Stock as of any date subsequent to the Effective Time shall be paid or delivered to the former BOC shareholder. However, upon the proper surrender of the shareholder's BOC Certificate, Davie shall pay to the shareholder the amount of any such dividends or other distributions that have accrued but remain unpaid with respect to that Davie Stock.

                  (c) Antidilutive Adjustments. If, prior to the Effective Time, BOC or Davie shall declare any dividend payable in shares of BOC Stock or Davie Stock or shall subdivide, split, reclassify or combine the presently outstanding shares of BOC Stock or Davie Stock, then an appropriate and proportionate adjustment shall be made in the number of shares of Davie Stock to be issued in exchange for each of the shares of BOC Stock.

                  (d) Dissenters. Any shareholder of BOC who properly exercises
                      ----------
the right of dissent and appraisal with respect to the Merger as provided in
Section 55-13-02 of the North Carolina General Statutes ("Dissenter's Rights") shall be entitled to receive payment of the fair value of his or her shares of BOC Stock in the manner and pursuant to the procedures provided therein. Shares of BOC Stock held by persons who exercise Dissenter's Rights shall not be converted as described in Paragraph 1.05(a). However, if any shareholder of BOC who exercises Dissenter's Rights shall fail to perfect those rights, or effectively shall waive or lose such rights, then each of his or her shares of BOC Stock, at Davie's sole option, shall be deemed to have been converted into the right to receive Davie Stock as of the Effective Time as provided in Paragraph 1.05(a) hereof.

                  (e) Lost Certificates. Shareholders of BOC whose BOC
                      -----------------
Certificates have been lost, destroyed, stolen or otherwise are missing shall be entitled to receive the certificates evidencing Davie Stock to which they are entitled in accordance with and upon compliance with reasonable conditions imposed by Davie, including without limitation a requirement that those shareholders provide lost instruments indemnities or surety bonds in form, substance and amounts satisfactory to Davie.

            1.06. Articles of Incorporation, Bylaws and Management. The
                  ------------------------------------------------
Articles of Incorporation and Bylaws of Davie in effect at the Effective Time shall be the Articles of Incorporation and Bylaws of Davie as the surviving corporation in the Merger. The directors of BOC in office at the Effective Time shall be appointed to the Board of Directors of Davie and the chairman of the Board of Directors of BOC in office at the Effective Time shall be named chairman of the Board of Directors of Davie, each to hold such office until removed as provided by law or until the election or appointment of their respective successors. The directors of Davie in office at the Effective Time shall continue to hold such offices until removed as provided by law or until the election or appointment of their respective successors. The officers of BOC in office at the effective time shall be named to positions with Davie as agreed upon by Davie and BOC

         1.07. Closing; Effective Time. The closing of the Merger and other
               -----------------------
transactions contemplated by this Plan of Merger (the "Closing") shall take place at the offices of Davie, in Mocksville, North Carolina, or at such other place as Davie shall designate, on a date mutually agreeable to Davie and BOC (the "Closing Date") after the expiration of any and all required waiting periods following the effective date of required approvals of the Merger by governmental or regulatory authorities (but in no event more than sixty (60) days following the expiration of all such required waiting periods).

                     [This page intentionally left blank.]

                                    Exhibit B

                               PLAN OF BANK MERGER
                                 By and Between
                                  BANK OF DAVIE
                                       and
                              BANK OF THE CAROLINAS

         1.01. Names of Merging Corporations. The names of the banking
               -----------------------------
corporations proposed to be merged are Bank of Davie ("Davie") and Bank of the Carolinas ("Carolinas"). Davie, as parent corporation of Carolinas, is the owner of all of the issued and outstanding shares of capital stock of Carolinas.

         1.02. Nature of Transaction; Plan of Bank Merger. Subject to the
               ------------------------------------------
provisions of this Plan of Merger, at the "Effective Time" specified in the Articles of Merger filed with the North Carolina Secretary of State, Carolinas will be merged into and with Davie (the "Bank Merger"), and the corporate name of Davie will be changed to "Bank of the Carolinas."

         1.03. Effect of Bank Merger; Surviving Corporation. At the Effective
               --------------------------------------------
Time, and by reason of the Bank Merger, the separate corporate existence of Carolinas shall cease while the corporate existence of Davie as the surviving corporation in the Bank Merger shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Bank Merger. Following the Bank Merger, Davie shall continue to operate as a North Carolina banking corporation and will conduct its business at the then legally established branch and main offices of Carolinas and Davie under the name "Bank of the Carolinas." The duration of the corporate existence of Davie, as the surviving corporation, shall be perpetual and unlimited.

         1.04. Assets and Liabilities of Carolinas. At the Effective Time, and
               -----------------------------------
by reason of the Bank Merger, and in accordance with applicable law, all of the property, assets and rights of every kind and character of Carolinas (including without limitation all real, personal or mixed property, all debts due on whatever account, all other choses in action and every other interest of or belonging to or due to Carolinas, whether tangible or intangible) shall be transferred to and vest in Davie, and Davie shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature of Carolinas (including all trust and other fiduciary properties, powers and rights), all without any conveyance, assignment or further act or deed; and, Davie shall become responsible for all of the liabilities, duties and obligations of every kind, nature and description of Carolinas (including duties as trustee or fiduciary) as of the Effective Time.

         1.05. Cancellation of Carolinas Stock. At the Effective Time, all
               -------------------------------
rights of Davie as sole shareholder of all of Carolinas' issued and outstanding shares of $5.00 par value common stock shall cease to exist and Davie shall receive no consideration for such shares of Carolinas, with such shares and all rights related thereto being cancelled, terminated and extinguished.

         1.06. Articles of Incorporation, Bylaws and Management. The Articles of
               ------------------------------------------------
Incorporation and Bylaws of Davie in effect at the Effective Time shall be the Articles of Incorporation and Bylaws of Davie as the surviving corporation in the Bank Merger, provided, however, that the Articles of Incorporation of Davie shall be amended to change the name of the surviving corporation to "Bank of the Carolinas."

         1.07. Closing; Effective Time. The closing of the Bank Merger and other
               -----------------------
transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Davie, in Mocksville, North Carolina, or at such other place as Davie shall designate, on a date mutually agreeable to Davie and Carolinas (the "Closing Date") after the expiration of any and all required waiting periods following the effective date of required approvals of the Bank Merger by governmental or regulatory authorities (but in no event more than sixty (60) days following the expiration of all such required waiting periods).

                      [This page intentionally left blank.]

                                   Exhibit C

     As of the Effective Time, the following employees of BOC and Carolinas shall have the title or titles with Davie indicated below:

Stephen R. Talbert            Chairman of the Board and Executive Vice President

Lisa Ashley                   Vice President and Controller

                      [This page intentionally left blank.]

                                    Exhibit D


STATE OF NORTH CAROLINA
COUNTY OF ROWAN

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into as of the ____day of ___________, 2001 (the "Effective Date"), by and between BANK OF THE CAROLINAS, formerly Bank of Davie (the "Bank") and STEPHEN R. TALBERT ("Employee").

                              W I T N E S S E T H:

     WHEREAS, Employee heretofore has been employed as Chairman and Chief Executive Officer of the entity formerly known as "Bank of the Carolinas" ("BOC") pursuant to an employment agreement between him and BOC, and in such position he has provided leadership and guidance in the growth and development of BOC's business; and,

     WHEREAS, as of the Effective Date, BOC has been merged into the Bank; and,

     WHEREAS, Employee's experience and knowledge of BOC's operations, customers and affairs, and his knowledge of and standing and reputation in BOC's market area, would be of benefit to the Bank in its continuation of BOC's business; and, for that reason, the Bank desires to retain Employee's services as an employee of the Bank for the Term of Employment specified below, and Employee desires to become an employee of the Bank, all subject to the terms and conditions provided herein; and,

     WHEREAS, the Bank and Employee desire to terminate Employee's existing employment agreement with BOC and to set forth the terms and conditions of Employee's employment with the Bank in a new written agreement which will supercede and replace the existing employment agreement and, for that purpose, the Bank and Employee have agreed and desire to enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual promises, covenants and conditions hereinafter set forth, and for other good and valuable considerations, the receipt and sufficiency of which hereby are acknowledged, the Bank and Employee hereby agree as follows:

     1. Employment. The Bank agrees to employ Employee, and Employee accepts
        ----------
employment with the Bank, all upon the terms and conditions stated herein. As an employee of the Bank, Employee will (i) serve as an Executive Vice President of the Bank, (ii) provide such assistance and advice to the Bank as it may request from time to time regarding matters involving BOC's former customers and employees, loan quality control and review, product conversion and other tasks relating to BOC's former operations and the transition of control over such operations to the Bank, (iii) promote the Bank and its business and engage in business development activities on the Bank's behalf, and (iv) have such other functional managerial duties and responsibilities as shall be assigned to him by the Bank from time to time.

     In performing his duties under this Agreement, Employee will report directly to the Bank's Chief Executive Officer and may maintain his principal office in Landis, North Carolina.

         2. Term. Unless sooner terminated as provided in this Agreement, and
            ----
subject to the right of either Employee or the Bank to terminate Employee's employment at any time as provided herein, the term of Employee's employment with the Bank under this Agreement (the "Term of Employment") shall be for a period of three years commencing on the Effective Date and terminating at the close of the Bank's business on [_________], [200___] (the "Expiration Date"). However, notwithstanding anything contained herein to the contrary, on [__________], [200___], and on [_________] of each year thereafter during the Term of Employment (in each case, an "Extension Date"), the Expiration Date automatically shall be extended by one additional year unless either Employee or the Bank shall have given the other written notice at least [_____] days prior to any such Extension Date that the Expiration Date will no longer be extended. Following the giving of any such written notice, the Term of Employment shall become fixed and shall expire on its then current Expiration Date as it may previously have been extended.

     3.   Cash Compensation.
          -----------------

          (a)  Base Salary. For all services rendered by Employee to the Bank
               -----------
under this Agreement, during the Term of Employment the Bank shall pay Employee base salary at an annual rate of One Hundred Five Thousand Dollars ($105,000) plus an amount equal to Employee's projected annual out-of-pocket expense for premiums for insurance benefits under the Bank's group employee insurance program based on the then current portion of those premiums being paid by the Bank on the Effective Date ("Base Salary"). Employee's Base Salary may be increased from time to time during the Term of Employment at the discretion of the Bank's Board of Directors. Base Salary paid under this Agreement shall be payable not less frequently than monthly in accordance with the Bank's payroll policies and procedures.

          (b)  Incentive Compensation. For each of [200__] and [200__], the Bank
               ----------------------
shall pay to Employee, as a cash bonus, a percentage of his Base Salary for those years, respectively, equal to the average of the percentages used in calculating the cash bonuses, if any, paid to the Bank's other executive officers under its management incentive plan. For each year thereafter during the Term of Employment, Employee shall be eligible to participate in the plan in accordance with its terms applicable to the Bank's other executive officers. Any cash bonus payable to Employee shall be payable at times and in a manner as shall be in accordance with the Bank's bonus policies and procedures.

     4.   Employee Benefit Plans; Fringe Benefits; Income Taxes.
          -----------------------------------------------------

          (a)  Automobile. During the Term of Employment, the Bank will provide
               ----------
Employee with the use of an automobile selected by the Bank.

          (b)  Club Dues. During the Term of Employment, the Bank will pay
               ---------
monthly dues associated with Employee's membership at Kannapolis Country Club in Kannapolis, North Carolina. Additional charges associated with the use of facilities at that club will be the responsibility of Employee, and Employee will be responsible for any special assessments associated with his membership.

          (c)  Other Benefits. During the Term of Employment, Employee shall be
               --------------
eligible to participate in any and all employee benefit programs maintained by or for the Bank that are generally available to and which cover all the Bank's officers at Employee's job level or classification, subject to the rules applicable to such plans or programs prevailing from time to time. Except as otherwise specifically provided herein, Employee's participation in such plans and programs shall be subject to and in accordance with the terms and conditions (including eligibility requirements) of such plans and programs, resolutions of the Bank's Board of Directors establishing such programs and plans, and the Bank's normal practices and established policies regarding such plans and programs.

          Employee shall receive credit for past full years of service with BOC prior to the Effective Date for purposes of (i) participation and vesting in the Bank's Section 401(k) savings plan (the "Savings Plan"), and (ii) except as described below, for all purposes under all the Bank's other benefit plans (including coverage under the Bank's health insurance plan and entitlement to vacation and sick leave). For purposes of the Bank's health insurance plan, Employee's participation will be without regard to pre-existing condition requirements under that plan, provided that any such pre-existing condition at the Effective Date would have been covered under BOC's health insurance plan and Employee provides evidence of such previous coverage in a form satisfactory to the Bank's health insurance carrier.

          Notwithstanding anything contained in this Agreement to the contrary, if the Bank shall believe in good faith that the granting of any such past service credit would not be permissible under the terms and requirements of the Employee Retirement Income Security Act of 1974, as amended, the Internal Revenue Code of 1986, as amended, any governmental rules, regulations and policies thereunder, or any other law or regulation applicable to the operation of any such plan or program, or otherwise would expose any such plan or program or the Bank to any penalty, then the Bank shall not be required to give Employee any such credit for past service with BOC.

          Employee acknowledges that the terms and provisions of the Bank's employee benefit plans and programs may be determined only by reading the actual plan documents under which the Bank or the plan administrator, as applicable, may make certain administrative determinations with discretion, and that the Bank reserves the right to modify or terminate each plan or program and any benefits provided thereunder.

          (d)  Income Taxes. All cash or other compensation payable or provided
               -------------
to Employee under this Agreement shall be subject to customary withholding of taxes and such other deductions or withholdings as are required by law or customary for the Bank's employees. Employee shall be solely responsible for any income taxes owed on account of his receipt from the Bank of any employee or fringe benefits under this Agreement and, to the extent that the Bank reasonably believes itself obligated to do so, the Bank may withhold any such taxes from cash compensation payable to Employee.

     5.   Standards of Performance and Conduct. During the Term of Employment,
          -------------------------------------
Employee faithfully and diligently shall discharge his obligations under this Agreement, and shall perform the duties associated with his position with the Bank, in a manner which is competent and reasonably satisfactory to the Bank, and Employee shall comply with and use his best efforts to implement the Bank's policies and procedures currently in effect or as are established from time to time by the Bank.

          In the execution of his employment duties under this Agreement, Employee shall, at all times and in all material respects, comply with the Bank's Code of Conduct, as the same is in effect as of the Effective Date and as it may be amended or supplemented from time to time subsequent thereto (the "Code of Conduct"), and with all federal and state statutes, and all rules, regulations, administrative orders, statements of policy and other pronouncements or standards promulgated thereunder, which are applicable to the Bank and its business and operations.

     6.   Termination of Previous Employment Agreement. Employee and the Bank
          ---------------------------------------------
specifically agree that this Agreement supersedes that certain Employment Agreement dated April 28, 1998 between Employee and BOC (the "BOC Agreement"). As additional consideration for the Bank's agreements and obligations under this Agreement, Employee hereby waives any and all rights, and releases BOC and the Bank from any and all obligations, under the BOC Agreement (including all rights and obligations under Paragraph 8 thereof pertaining to "changes in control") and agrees that the BOC Agreement hereby is terminated in its entirety and shall be of no further force or effect.

     7.   Noncompetition; Confidentiality.
          --------------------------------

          (a)  General. Employee hereby acknowledges and agrees that (i) BOC has
               --------
made a significant investment in the development of its business in the geographic area identified below as the "Relevant Market" and that, by virtue of the Bank's acquisition of BOC, the Bank has acquired a valuable economic interest in BOC's business in the Relevant Market which it is entitled to protect; (ii) in the course of his past service on behalf of BOC and future service as an employee of the Bank, he has gained and will continue to gain substantial knowledge of and familiarity with BOC's and the Bank's customers and their dealings with them, and other information concerning BOC's and the Bank's businesses, all of which constitute valuable assets and privileged information; and, (iii) in order to protect the Bank's interest in and to assure it the benefit of its succession to BOC's business, it is reasonable and necessary to place certain restrictions on Employee's ability to compete against the Bank and on his disclosure of information about the Bank's and BOC's business and customers. For that purpose, and in consideration of the Bank's agreements contained herein, Employee covenants and agrees as provided below.

          (b)  Covenant Not to Compete. During the "Restriction Period" (as
               ------------------------
defined below), Employee shall not "Compete" (as defined below), directly or indirectly, with the Bank in the "Relevant Market" (as defined below).

          For purposes of this Paragraph 7, the following terms shall have the meanings set forth below:

          Compete. The term "Compete" means: (i) soliciting any Person who was a
          -------
Customer of BOC at the time of its acquisition by the Bank, or who was a Customer of the Bank on the date of termination of Employee's employment with the Bank, to become a depositor in or a borrower from any other Financial Institution, to obtain any other service or product from any other Financial Institution, or to change any depository, loan and/or other banking relationship of the Customer from BOC or the Bank to another Financial Institution; (ii) acting as a consultant, officer, director, advisory director, independent contractor, or employee of any Financial Institution that has its main or principal office in the Relevant Market, or, in acting in any such capacity with any other Financial Institution, to maintain an office or be employed at or assigned to or to have any direct involvement in the management, supervision, business, marketing activities, solicitation of business for or operation of any office of such Financial Institution located in the Relevant Market; or (iii) communicating to any Financial Institution the names or addresses or any financial information concerning any Person who was a Customer of BOC at the time of its acquisition by the Bank, or who was a Customer of the Bank at the date of termination of Employee's employment with the Bank.

          Customer. The term "Customer of BOC" means any Person with whom BOC
          --------
has a depository or loan relationship, and/or to whom BOC provides any other service or product, and the term "Customer of the Bank" means any Person with whom the Bank has a depository or loan relationship, and/or to whom the Bank provides any other service or product.

          Financial Institution. The term "Financial Institution" means (i) any
          ---------------------
federal or state chartered bank, savings bank, savings and loan association or credit union (a "Depository Institution"), (ii) any holding company for, or corporation that owns or controls, any Depository Institution (a "Holding Company"), (iii) any subsidiary or service corporation of any Depository Institution or Holding Company, or any entity controlled in any way by any Depository Institution or Holding Company, or (iv) any other Person engaged in the business of making loans of any type, soliciting or taking deposits, or providing any other service or product that is provided by the Bank or one of its affiliated corporations.

          Person. The term "Person" means any natural person or any corporation,
          ------
partnership, proprietorship, joint venture, limited liability company, trust, estate, governmental agency or instrumentality, fiduciary, unincorporated association or other entity.

          Relevant Market. The term "Relevant Market" means the geographic area
          ---------------
consisting of (i) Rowan County, North Carolina, and any county contiguous thereto, (ii) Davie County, North Carolina, and (iii) any other county in which the Bank maintains a business office on the date of any termination of Employee's employment with the Bank.

          Restriction Period. The term "Restriction Period" means the one-year
          ------------------
period commencing on the effective date of termination of Employee's employment with the Bank for any reason, whether before or after the Expiration Date; provided however that, in the case of an involuntary termination of Employee's employment by the Bank prior to the Expiration Date without "Cause" as provided in Paragraph 8(c) below, the Restriction Period shall be the then current unexpired Term of Employment during which the Bank is obligated to continue to pay Base Salary to Employee, but, in such case, the Restriction Period shall immediately expire upon a default by the Bank in making the payments for which it is obligated under Paragraph 8(c). Notwithstanding anything contained herein to the contrary, in the event any payment required under Paragraph 8(c) is not made by the Bank by the due date for that payment, the Bank shall not be considered to be in default with respect to that payment for purposes of this Paragraph 7(b) unless it shall fail to make that payment within ten days after its receipt of written notice from Employee that the payment has not been made.


          (c)  Confidentiality Covenant. Employee covenants and agrees that any
               ------------------------
and all data, figures, projections, estimates, lists, files, records, documents, manuals or other such materials or information (whether financial or otherwise, and including any files, data or information maintained electronically, on microfiche or otherwise) relating to BOC or the Bank and their respective lending and deposit operations and related businesses, regulatory examinations, financing sources, financial results and condition, Customers

(including lists of Customers and former customers and information regarding their accounts and business dealings with BOC or the Bank), prospective customers, contemplated acquisitions (whether of business or assets), ideas, methods, marketing investigations, surveys, research, policies and procedures, computer systems and software, shareholders, employees, officers and directors (herein referred to as "Confidential Information") are confidential and proprietary to the Bank and are valuable, special and unique assets of the Bank's business which are not directly reproducible from any other source and to which Employee has had access as an officer and employee of BOC and will have access during his employment with the Bank. Employee agrees that (i) all such Confidential Information shall be considered and kept as the confidential, private and privileged records and information of the Bank, and (ii) during the Term of Employment and at all times following the termination of this Agreement or his employment for any reason, and except as shall be required in the course of the performance by Employee of his duties on behalf of the Bank or otherwise pursuant to the direct, written authorization of the Bank, Employee will not: divulge any such Confidential Information to any other Person; remove any such Confidential Information in written or other recorded form from the Bank's premises; or make any use of any Confidential Information for his own purposes or for the benefit of any Person other than the Bank. However, following the termination of Employee's employment with the Bank, this Paragraph 7(c) shall not apply to any Confidential Information which then is in the public domain (provided that Employee was not responsible, directly or indirectly, for permitting such Confidential Information to enter the public domain without the Bank's consent), or which is obtained by Employee from a third party which or who is not obligated under an agreement of confidentiality with respect to such information and who did not acquire such Confidential Information in a manner which constituted a violation of the covenants contained in this Paragraph 7(c) or which otherwise breached any duty of confidentiality. Further, the above obligations of confidentiality shall not prohibit the disclosure of any such Confidential Information by Employee to the extent such disclosure is required by subpoena or order of a court or regulatory authority of competent jurisdiction or to the extent that, in the reasonable opinion of legal counsel to Employee, disclosure otherwise is required by law.

          (d)  Reasonableness of Restrictions. If any of the restrictions set
               ------------------------------
forth in this Paragraph 7 shall be declared invalid for any reason whatsoever by a court of competent jurisdiction, the validity and enforceability of the remainder of such restrictions shall not thereby be adversely affected. Employee acknowledges that BOC has had a substantial business presence in the Relevant Market, that the Bank, through its acquisition of BOC, has acquired the legitimate economic interest of BOC in those geographic areas which this Paragraph 7 specifically is intended to protect, and that the Relevant Market and Restriction Period are limited in scope to the geographic territory and period of time reasonably necessary to protect the Bank's economic interest and otherwise are reasonable and proper. In the event the Restriction Period or any other such time limitation is deemed to be unreasonable by a court of competent jurisdiction, Employee hereby agrees to submit to such reduction of the Restriction Period as the court shall deem reasonable. In the event the Relevant Market is deemed by a court of competent jurisdiction to be unreasonable, Employee hereby agrees that the Relevant Market shall be reduced by excluding any separately identifiable and geographically severable area necessary to make the remaining geographic restriction reasonable, but this Paragraph 7 shall be enforced as to all other areas included in the Relevant Market which are not so excluded.

          (e)  Remedies for Breach. Employee understands and acknowledges that a
               -------------------
breach or violation by him of any of the covenants contained in Paragraphs 7(b) and 7(c) shall be deemed a material breach of this Agreement and will cause substantial, immediate and irreparable injury to the Bank, and that the Bank will have no adequate remedy at law for such breach or violation. In the event of Employee's actual or threatened breach or violation of the covenants contained in either such Paragraph, the Bank shall be entitled to bring a civil action seeking, and shall be entitled to, an injunction restraining Employee from violating or continuing to violate such covenant or from any threatened violation thereof, or for any other legal or equitable relief relating to the breach or violation of such covenant. Employee agrees that, if the Bank institutes any action or proceeding against Employee seeking to enforce any of such covenants or to recover other relief relating to an actual or threatened breach or violation of any of such covenants, Employee shall be deemed to have waived the claim or defense that the Bank has an adequate remedy at law and shall not urge in any such action or proceeding the claim or defense that such a remedy at law exists. However, the exercise by the Bank of any such right, remedy, power or privilege shall not preclude the Bank or its successors or assigns from pursuing any other remedy or exercising any other right, power or privilege available to it for any such breach or violation, whether at law or in equity, including the recovery of damages, all of which shall be cumulative and in addition to all other rights, remedies, powers or privileges of the Bank.

               Notwithstanding anything contained herein to the contrary, Employee agrees that the provisions of Paragraphs 7(b) and 7(c) above and the remedies provided in this Paragraph 7(e) for a breach by Employee shall be in addition to, and shall not be deemed to supersede or to otherwise restrict, limit or impair the rights of the Bank under any state or federal law or regulation dealing with or providing a remedy for the wrongful disclosure, misuse or misappropriation of trade secrets or other proprietary or confidential information.

          (f)  Survival of Covenants. Employee's covenants and agreements and
               ---------------------
the Bank's rights and remedies provided for in this Paragraph 7 shall survive and remain fully in effect following the Expiration Date and/or any actual termination of Employee's employment with the Bank during the Term of Employment.

     8.   Termination and Termination Pay.
          -------------------------------

          (a)   By Employee. The Term of Employment and Employee's employment
                -----------
under this Agreement may be terminated at any time by Employee upon ninety (90) days' written notice to the Bank. Upon such termination, Employee shall be entitled to receive compensation through the effective date of such termination.

          (b)  Death or Retirement. The Term of Employment and Employee's
               -------------------
employment under this Agreement automatically shall be terminated upon his death during the Term of Employment or upon the effective date of Employee's "Retirement." Upon any such termination, Employee (or, in the case of Employee's death, his estate) shall be entitled to receive any compensation Employee shall have earned prior to the date of termination but which remains unpaid. For purposes of this Agreement, "Retirement" shall mean any termination of Employee's employment with the Bank that Employee and the Bank mutually agree in writing to treat as a Retirement.

          (c)  By the Bank. The Bank may terminate the Term of Employment and
               -----------
Employee's employment under this Agreement at any time for "Cause" (as defined below) or without Cause. Upon any such termination by the Bank under this Paragraph 8(c) without Cause, the Bank shall be obligated to pay Base Salary to Employee at his then current Base Salary rate for the unexpired Term of Employment hereunder (which payments shall be made on the same schedule as Employee's Base Salary was paid by the Bank during the Term of Employment), but shall have no further obligations hereunder. Upon any such termination with Cause, Employee shall have no further rights under this Agreement.

               For purposes of this Paragraph 8(c), the Bank shall have "Cause" to terminate Employee's employment upon:

               (i) A determination by the Bank, in good faith, that Employee (A has breached in any material respect any of the terms or conditions of this Agreement or of the Code of Conduct, (B) has failed in any material respect to perform or discharge his duties or responsibilities of employment in the manner provided herein, or (C) is engaging or has engaged in willful misconduct or conduct which is detrimental in any material respect to the business or business prospects of the Bank or which has had or likely will have an adverse effect on the Bank's business or reputation;

               (ii) The violation by Employee of any applicable federal or state law, or any applicable rule, regulation, order or statement of policy promulgated by any governmental agency or authority having jurisdiction over the Bank (a "Regulatory Authority"), including but not limited to the Federal Deposit Insurance Corporation, the North Carolina Banking Commissioner, the North Carolina State Banking Commission, the Federal Reserve Board or any other banking regulator, which results from Employee's negligence, willful misconduct or intentional disregard of such law, rule, regulation, order or policy statement and results in any substantial damage, monetary or otherwise, to the Bank or to the Bank's reputation;

               (iii) The commission in the course of Employee's employment with the Bank of an act of fraud, embezzlement, theft or proven personal dishonesty (whether or not such act or charge results in criminal indictment, charges, prosecution or conviction);

               (iv) The conviction of Employee of any felony or any criminal offense involving dishonesty or breach of trust, or the occurrence of any event described in Section 19 of the Federal Deposit Insurance Act or any other event or circumstance which disqualifies Employee from serving as an employee or executive officer of, or a party affiliated with, the Bank; or, in the event Employee becomes unacceptable to, or is removed, suspended or prohibited from participating in the conduct of the Bank's affairs (or if proceedings for that purpose are commenced), by any Regulatory Authority; or,

               (v) The exclusion of Employee by the carrier or underwriter from coverage under the Bank's then current "blanket bond" or other fidelity bond or insurance policy covering its directors, officers or employees, or the occurrence of any event which the Bank believes, in good faith, will result in Employee being excluded from such coverage, or having coverage limited as to Employee as compared to other covered officers or employees, pursuant to the terms and conditions of such "blanket bond" or other fidelity bond or insurance policy.

          (d) Except as otherwise provided below, upon the earlier of the Expiration Date of the Term of Employment or the effective date of any actual termination of Employee's employment with the Bank under this Agreement for any reason, the provisions of this Agreement, with the exception of Paragraph 7 above and the Bank's obligations, is any, for continued payments of Base Salary under Paragraph 8(c) above, likewise shall terminate and be of no further force or effect. Employee's covenants contained in Paragraph 7 above, and the Bank's obligations, if any, for continued payments of Base Salary under Paragraph 8(c) above, shall survive and remain in effect in accordance with their terms following the Expiration Date and following any actual termination of Employee's employment (whether such termination occurs before or after the Expiration
Date).

     9.   Additional Regulatory Requirements. Notwithstanding anything contained
          ----------------------------------
in this Agreement to the contrary, it is understood and agreed that the Bank (or any of its successors in interest) shall not be required to make any payment or take any action under this Agreement if:

          (a) the Bank is declared by any Regulatory Authority to be insolvent, in default or operating in an unsafe or unsound manner; or,

          (b) in the opinion of counsel to the Bank such payment or action (i) would be prohibited by or would violate any provision of state or federal law applicable to the Bank, including without limitation the Federal Deposit Insurance Act as now in effect or hereafter amended, (ii) would be prohibited by or would violate any applicable rules, regulations, orders or statements of policy, whether now existing or hereafter promulgated, of any Regulatory Authority, or (iii) otherwise would be prohibited by any Regulatory Authority.

     10.  Successors and Assigns.
          ----------------------

          (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by conversion, merger, consolidation, purchase or otherwise, all or substantially all of the assets of the Bank.

          (b) the Bank is contracting for the unique and personal skills of Employee. Therefore, Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank.

     11.  Modification; Waiver; Amendments. No provision of this Agreement may
          --------------------------------
be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the parties hereto. No waiver by either party hereto, at any time, of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party, shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     12.  Applicable Law. The parties hereto agree that without regard to
          --------------
principles of conflicts of laws, the internal laws of the State of North Carolina shall govern and control the validity, interpretation, performance and enforcement of this Agreement and that any suit or action relating to this Agreement shall be instituted and prosecuted only in the Courts of Davie County, North Carolina, and each party hereto hereby does waive any right or defense relating to such jurisdiction and venue, except to the extent that federal law shall be deemed to apply.

     13.  Severability. The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     14.  Headings. The section and paragraph headings contained in this
          --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.  Notices. Except as otherwise may be provided herein, all notices,
          -------
claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when hand delivered or sent by facsimile transmission by one party to the other, or when deposited by one party with the United States Postal Service, postage prepaid, and addressed to the other party as follows:

     If to the Bank:                              If to Employee:

     Bank of the Carolinas                        Stephen R. Talbert
     135 Boxwood Village                          107 South Central Avenue
     Mocksville, N.C.  27028                      Landis, N.C. 28088
     Attention: Robert E. Marziano

     16.  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, and each such counterpart hereof shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement.

     17.  Entire Agreement. This Agreement contains the entire understanding and
          ----------------
agreement of the parties, and there are no agreements, promises, warranties, covenants or undertakings other than those expressly set forth or referred to herein.

          IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed by its duly authorized officer in pursuance of authority duly given by its Board of Directors, and Employee has set hereunto his hand and adopted as his seal the typewritten word "SEAL" appearing beside his name, all as of the day and year first above written.

                                   BANK OF THE CAROLINAS

                                   By:  ________________________________________
                                        Robert E. Marziano
                                        Chairman and Chief Executive Officer

                                        _________________________________(SEAL)
                                        Stephen R. Talbert

                                                                      APPENDIX B

                                   ARTICLE 13.
                               Dissenters' Rights.

             Part 1. Right to Dissent and Obtain Payment for Shares.

(S) 55-13-01.  Definitions.

In this Article:


(1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under G.S. 55-13-02 and who exercises that right when and in the manner required by G.S. 55-13-20 through 55-13-28.

(3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(4) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances, giving due consideration to the rate currently paid by the corporation on its principal bank loans, if any, but not less than the rate provided in G.S. 24-1.

(5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(7) "Shareholder" means the record shareholder or the beneficial shareholder. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c.
751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

(S) 55-13-02.  Right to dissent.

(a) In addition to any rights granted under Article 9, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

         (1) Consummation of a plan of merger to which the corporation (other than a parent corporation in a merger whose shares are not affected under G.S. 55-11-04) is a party unless (i) approval by the shareholders of that corporation is not required under G.S. 55-11-03(g) or (ii) such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;

         (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, unless such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;

         (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than as permitted by G.S. 55-12-01, including a sale in dissolution, but not including a sale pursuant to court order or a sale pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed in cash to the shareholders within one year after the date of sale;

     (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it (i) alters or abolishes a preferential right of the shares; (ii) creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares; (iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (iv) excludes or limits the right of the shares to vote on any matter, or to cumulate votes; (v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under G.S. 55-6-04; or (vi) changes the corporation into a nonprofit corporation or cooperative organization; or

     (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) A shareholder entitled to dissent and obtain payment for his shares under this Article may not challenge the corporate action creating his entitlement, including without limitation a merger solely or partly in exchange for cash or other property, unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

(c) Notwithstanding any other provision of this Article, there shall be no right of shareholders to dissent from, or obtain payment of the fair value of the shares in the event of, the corporate actions set forth in subdivisions (1),
(2), or (3) of subsection (a) of this section if the affected shares are any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting at which the plan of merger or share exchange or the sale or exchange of property is to be acted on, were (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealer, Inc., or (ii) held by at least 2,000 record shareholders. This subsection does not apply in cases in which either:

     (1) The articles of incorporation, bylaws, or a resolution of the board of directors of the corporation issuing the shares provide otherwise; or

     (2) In the case of a plan of merger or share exchange, the holders of the class or series are required under the plan of merger or share exchange to accept for the shares anything except:

         a. Cash;

         b. Shares, or shares and cash in lieu of fractional shares of the surviving or acquiring corporation, or of any other corporation which, at the record date fixed to determine the shareholders entitled to receive notice of and vote at the meeting at which the plan of merger or share exchange is to be acted on, were either listed subject to notice of issuance on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held by at least 2,000 record shareholders; or

         c. A combination of cash and shares as set forth in sub-subdivisions a. and b. of this subdivision. (1925, c. 77, s. 1; c. 235; 1929, c. 269; 1939, c.
279; 1943, c. 270; G.S., ss. 55-26, 55-167; 1955, c. 1371, s. 1; 1959, c. 1316,
ss. 30, 31; 1969, c. 751, ss. 36, 39; 1973, c. 469, ss. 36, 37; c. 476, s. 193;
1989, c. 265, s. 1; 1989 (Reg. Sess., 1990), c. 1024, s. 12.18; 1991, c. 645, s.
12; 1997-202, s. 1.)

(S) 55-13-03.  Dissent by nominees and beneficial owners.

(a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

(b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

     (1) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (2) He does so with respect to all shares of which he is the beneficial shareholder. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371,
s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

(S)(S) 55-13-04 to 55-13-19.  Reserved for future codification purposes.

              Part 2. Procedure for Exercise of Dissenters' Rights.

(S) 55-13-20.  Notice of dissenters' rights.

(a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this Article and be accompanied by a copy of this Article.

(b) If corporate action creating dissenters' rights under G.S. 55-13-02 is taken without a vote of shareholders, the corporation shall no later than 10 days thereafter notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in G.S. 55-13-22.

(c) If a corporation fails to comply with the requirements of this section, such failure shall not invalidate any corporate action taken; but any shareholder may recover from the corporation any damage which he suffered from such failure in a civil action brought in his own name within three years after the taking of the corporate action creating dissenters' rights under G.S. 55-13-02 unless he voted for such corporate action. (1925, c. 77, s. 1, c. 235; 1929, c. 269; 1939, c. 5,
c. 279; 1943, c. 270; G.S., ss. 55-26, 55-165, 55-167; 1955, c. 1371, s. 1;
1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265. s. 1.)

(S) 55-13-21.  Notice of intent to demand payment.

(a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

     (1) Must give to the corporation, and the corporation must actually receive, before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

     (2) Must not vote his shares in favor of the proposed action.

(b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his shares under this Article. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469,
ss. 36, 37; 1989, c. 265, s. 1.)

(S) 55-13-22.  Dissenters' notice.

(a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is authorized at a shareholders' meeting, the corporation shall mail by registered or certified mail, return receipt requested, a written dissenters' notice to all shareholders who satisfied the requirements of G.S. 55-13-21.

(b) The dissenters' notice must be sent no later than 10 days after shareholder approval, or if no shareholder approval is required, after the approval of the board of directors, of the corporate action creating dissenters' rights under G.S. 55-13-02, and must:

     (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

     (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (3) Supply a form for demanding payment;

     (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (a) notice is mailed; and

     (5) Be accompanied by a copy of this Article. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469,
ss. 36, 37; 1989, c. 265, s. 1; 1997-485, s. 4.)

(S) 55-13-23.  Duty to demand payment.

(a) A shareholder sent a dissenters' notice described in G.S. 55-13-22 must demand payment and deposit his share certificates in accordance with the terms of the notice.

(b) The shareholder who demands payment and deposits his share certificates under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

(c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this Article. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55- 167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss.
36, 37; 1989, c. 265, s. 1.)

(S) 55-13-24.  Share restrictions.

(a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under G.S. 55-13-26.

(b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action. (1925, c. 77, s. 1;1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s.
39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

(S) 55-13-25.  Payment.

(a) As soon as the proposed corporate action is taken, or within 30 days after receipt of a payment demand, the corporation shall pay each dissenter who complied with G.S. 55-13-23 the amount the corporation estimates to be the fair value of his shares, plus interest accrued to the date of payment.

(b) The payment shall be accompanied by:

     (1) The corporation's most recent available balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of cash flows for that year, and the latest available interim financial statements, if any;

     (2) An explanation of how the corporation estimated the fair value of the shares;

     (3) An explanation of how the interest was calculated;

     (4) A statement of the dissenter's right to demand payment under G.S. 55-13-28; and

     (5) A copy of this Article. (1925, c. 77, s. 1; 1943, c. 270; G.S., s.
55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37;
1989, c. 265, s. 1; c. 770, s. 69; 1997-202, s. 2.)

(S) 55-13-26.  Failure to take action.

(a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under G.S. 55-13-22 and repeat the payment demand procedure. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c.
751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

(S) 55-13-27.  Reserved for future codification purposes.

(S) 55-13-28. Procedure if shareholder dissatisfied with corporation's payment or failure to perform.

(a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of the amount in excess of the payment by the corporation under G.S. 55-13-25 for the fair value of his shares and interest due, if:

     (1) The dissenter believes that the amount paid under G.S. 55-13-25 is less than the fair value of his shares or that the interest due is incorrectly calculated;

     (2) The corporation fails to make payment under G.S. 55-13-25; or

     (3) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

(b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing (i) under subdivision (a)(1) within 30 days after the corporation made payment for his shares or (ii) under subdivisions (a)(2) and (a)(3) within 30 days after the corporation has failed to perform timely. A dissenter who fails to notify the corporation of his demand under subsection (a) within such 30-day period shall be deemed to have withdrawn his dissent and demand for payment. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37;
1989, c. 265, s. 1; 1997-202, s. 3.)

(S) 55-13-29.  Reserved for future codification purposes.

                      Part 3. Judicial Appraisal of Shares.

(S) 55-13-30.  Court action.

(a) If a demand for payment under G.S. 55-13-28 remains unsettled, the dissenter may commence a proceeding within 60 days after the earlier of (i) the date payment is made under G.S. 55-13-25, or (ii) the date of the dissenter's payment demand under G.S. 55-13-28 by filing a complaint with the Superior Court Division of the General Court of Justice to determine the fair value of the shares and accrued interest. A dissenter who takes no action within the 60-day period shall be deemed to have withdrawn his dissent and demand for payment.

(b) Reserved for future codification purposes.

(c) The court shall have the discretion to make all dissenters (whether or not residents of this State) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the complaint. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d) The jurisdiction of the superior court in which the proceeding is commenced under subsection (a) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The parties are entitled to the same discovery rights as parties in other civil proceedings. The proceeding shall be tried as in other civil actions. However, in a proceeding by a dissenter in a corporation that was a public corporation immediately prior to consummation of the corporate action giving rise to the right of dissent under G.S. 55-13-02, there is no right to a trial by jury.

(e) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469,
ss. 36, 37; 1989, c. 265, s. 1; 1997-202, s. 4; 1997-485, ss. 5, 5.1.)

(S) 55-13-31. Court costs and counsel fees.

(a) The court in an appraisal proceeding commenced under G.S. 55-13-30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, and shall assess the costs as it finds equitable.

(b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

         (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of G.S. 55-13-20 through 55-13-28; or

         (2) Against either the corporation or a dissenter, in favor of either or any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Article.

(c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37;
1989, c. 265, s. 1.)

                                                                      APPENDIX C




                           STERNE, AGEE & LEACH, INC.
                           --------------------------
                             INVESTMENTS SINCE 1901



                                                   September 20, 2001

Board of Directors
BOC Financial Corp.
107 South Central Avenue
Landis, North Carolina 28088

Members of the Board:

         You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to the shareholders of BOC Financial Corp. ("BOC"), of the consideration to be paid by Bank of Davie ("Davie") to BOC (the "Merger") pursuant to the Agreement and Plan of Reorganization and Merger by and between BOC and Davie dated as of July 20, 2001 (the "Merger Agreement"). Under the terms of the Merger, BOC shareholders will have the right to receive for their BOC stock, on a per share basis, 0.92 shares of common stock of Davie (the "Consideration"), as provided for in the Merger Agreement. It is our understanding the Merger will be accounted for as a purchase under generally accepted accounting principles.

         Sterne, Agee & Leach, Inc. as part of its investment banking business, is regularly involved in the valuation of financial institutions and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, securities trading, private placements and valuations for estate, corporate and other purposes. In the ordinary course of our business as a broker-dealer, we may, from time to time, purchase securities from, and sell securities to Davie and BOC. We have acted exclusively for the board of directors of BOC in rendering this fairness opinion, and for our services, including the rendering of this opinion, BOC has paid us a non-refundable retainer fee and an additional fee at execution of a definitive agreement and will pay us further fees upon the issuance of this opinion and closing of the Merger. In addition, BOC has agreed to reimburse us for out-of-pocket expenses and indemnify us against certain liabilities, including liabilities under federal and state securities laws.

         In connection with this opinion, we have reviewed, analyzed and relied upon certain materials relating to the financial and operating condition of Davie and BOC including, among other things, the Merger Agreement; the annual reports to shareholders for the three years ended December 31, 2000, certain interim reports to shareholders of Davie and BOC, including quarterly reports and certain other communications; other financial information concerning the businesses and operations of Davie and BOC furnished to us by the respective companies for the purposes of our analysis, including certain internal financial analyses and forecasts for Davie and BOC prepared by the senior managements of the respective companies; certain publicly available information with respect to the banking companies and the types of terms of other transactions that we considered relevant to our analysis and this opinion. We further held discussions with the senior managements of Davie and

Board of Directors
September 20, 2001
Page 2

BOC regarding their past, current and prospective operations, financial condition, regulatory examinations, audits and other matters.

         In conducting our review and arriving at our opinion, we relied upon and assumed the accuracy and completeness of all the financial and other information provided to us or publicly available, and we did not attempt to verify such information independently. We relied upon the managements of Davie and BOC as to the reasonableness and achievability of the financial and operating budgets and forecasts and related assumptions provided to us and assumed that such budgets and forecasts reflected the best available estimates and judgments of such managements and that such budgets and forecasts will be realized in the amounts and in the time periods estimated by such managements. We also assumed, without independent verification, that the aggregate allowances for loan losses for Davie and BOC are adequate to cover such losses. We did not make or obtain any evaluations or appraisals of the property of Davie or BOC, nor did we examine any loan credit files.

         We have considered such financial and other factors as we have deemed appropriate under the circumstances, including among others the following: the historical and current financial position and results of operations of Davie and BOC; the assets and liabilities of Davie and BOC; and the nature and terms of certain other merger transactions involving financial institutions. We have also taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and our knowledge of the banking industry generally. Our opinion is based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof.

         The opinion expressed herein is provided for the benefit of the board of directors of BOC. We express no opinion as to the underlying business decision of BOC to effect the Merger, or the availability or advisability of any alternatives to the Merger. This opinion, and any supporting analysis or other material supplied by us, may not be quoted, referred to or used in any public filing or in any written document other than the joint proxy statement/offering circular or for any other purposes without the prior written approval of Sterne, Agee & Leach, Inc.

         Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration to be paid, as proposed in the Merger Agreement dated July 20, 2001, in the Merger is fair, from a financial point of view, to the common shareholders of BOC.

                                                 Very truly yours,

                                                 /s/ Sterne, Agee & Leach, Inc.

                                                 STERNE, AGEE & LEACH, INC.

                                                                      APPENDIX D

                   [LETTERHEAD OF SCOTT & STRINGFELLOW INC.]


                                  July 20, 2001



Board of Directors
Bank of Davie
1366 Highway 601 South
P.O. Box 129
Mocksville, NC  27028-9320

Gentlemen:

     You have asked us to render our opinion relating to the fairness, from a financial point of view, to the shareholders of Bank of Davie ("Davie") of the terms of an Agreement and Plan of Reorganization, dated July 20, 2001, and a related Plan of Merger (collectively the "Merger Agreements") between Davie and BOC Financial Corporation ("BOC") pursuant to which BOC will merge with and into Davie (the "Merger") and each issued and outstanding share of common stock of BOC will be exchanged for 0.92 shares of common stock of Davie.

     Scott & Stringfellow, as a customary part of its investment banking business, is engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements, and valuations for estate, corporate and other purposes. We have acted as the exclusive financial advisor to the Board of Directors of Davie in connection with this transaction and are familiar with Davie, having had a relationship with management for a number of years.

     In developing our opinion, we have, among other things, reviewed and analyzed: (1) the Merger Agreements; (2) Davie's audited financial statements for the three years ended December 31, 2000; (3) Davie's unaudited financial statements for the three months ended March 31, 2001 and 2000, and other internal information relating to Davie prepared by Davie's management; (4) information regarding the trading market for the common stocks of Davie and BOC and the price ranges within which the respective stocks have traded; (5) the relationship of prices paid to relevant financial data such as net worth, earnings, assets and deposits in certain thrift mergers and acquisitions in recent years; (6) BOC's audited financial statements for the three years ended December 31, 2000; (7) BOC's unaudited financial statements for the three months ended March 31, 2001 and 2000, and certain other internal information relating to BOC prepared by BOC's management. We have discussed with members of management of Davie the background of the Merger, the reasons and basis for the Merger and the business and future prospects of Davie and BOC individually and as a combined entity. Finally, we have conducted such other studies,

Board of Directors
Bank of Davie
July 20, 2001
Page 2 of 2

analyses and investigations, particularly of the banking industry, and considered such other information, as we have deemed appropriate.

     In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of the information furnished to us by or on behalf of Davie and BOC. We have not attempted independently to verify such information, nor have we made any independent appraisal of the assets of Davie or BOC. With respect to the information relating to the prospects of Davie and BOC, we have assumed that such information reflects the best currently available judgments and estimates of management of Davie and BOC as to the likely future financial performance of their respective companies and of the combined entity. We have taken into account our assessment of general economic, financial market and industry conditions as they exist and can be evaluated as of the date hereof, as well as our experience in business valuation in general. We have also assumed that, in the course of obtaining regulatory and third party consents for the Merger and the transactions contemplated by the Merger Agreements, no restriction will be imposed that will have a material adverse effect on the future results of operations or financial condition of Davie or BOC.

     Our advisory services and opinion expressed herein were prepared solely for the use by the Board of Directors of Davie and do not constitute a recommendation to the Davie shareholders as to how they should vote at the shareholders' meeting in connection with the Merger. We hereby consent, however, to the inclusion of this opinion as an exhibit to the proxy statement distributed in connection with the Merger.

     On the basis of our analyses and review and in reliance on the accuracy and completeness of the information furnished to us and subject to the conditions and assumptions noted above, it is our opinion that, as of the date hereof, the terms of the Merger Agreements are fair from a financial point of view to the shareholders of Davie common stock.

                                           Very truly yours,

                                           SCOTT & STRINGFELLOW, INC.


                                           By: /s/ Christopher W. Choate
                                               ---------------------------------
                                                   Christopher W. Choate
                                                   Vice President
                                                   Financial Institutions Group

                          [LOGO BANK OF THE CAROLINAS]


            APPOINTMENT OF PROXY SOLICITED BY THE BOARD OF DIRECTORS

     To insure that a quorum is present at the BOC Special Meeting, please send in your appointment of proxy whether or not you plan to attend. As explained below, you will still be able to vote in person at the BOC Special Meeting if you desire to do so.

     The undersigned hereby appoints Stephen R. Talbert, John A. Drye and Henry
H. Land, or any of them, as attorneys and proxies (the "Proxies"), with full power of substitution, to vote all shares of the common stock of BOC Financial Corp ("BOC") held of record by the undersigned on October 26, 2001, at the Special Meeting of Shareholders of BOC (the "BOC Special Meeting") to be held at BOC's headquarters located at 107 South Central Avenue in Landis, North Carolina, at 1:00 p.m. on Tuesday, December 11, 2001, and at any adjournments of the meeting. The undersigned hereby directs that the shares represented by this appointment of proxy be voted as follows on the proposals listed below:

1. Proposal to Approve the Agreement and Mergers. To consider and vote on a proposal to approve the Agreement and Plan of Reorganization and Merger, dated as of July 20, 2001 (the "Merger Agreement"), between BOC Financial Corp ("BOC"), Bank of the Carolinas ("Carolinas") and Bank of Davie ("Davie") (a copy of which is attached as Appendix A to the Joint Proxy Statement/Offering Circular which accompanies this Notice), and to approve the transactions described in the Merger Agreement, including, without limitation, the mergers of BOC into Davie (the "Merger") and Carolinas into Davie (the "Bank Merger"), with the result that each outstanding share of BOC's common stock held by each BOC shareholder will be converted into the right to receive 0.92 shares of Davie's common stock, all as more fully described in the Joint Proxy Statement/Offering Circular; and

       [_]   FOR              [_]   AGAINST              [_]   ABSTAIN

     The Board of Directors recommends that shareholders vote "FOR" approval of the Merger Agreement and Merger.

2. Other Business. On such other matters as properly may come before the BOC Special Meeting, the persons named herein as Proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.

     The shares represented by this appointment of proxy will be voted as directed above. In the absence of any direction, the Proxies will vote the shares represented by this appointment of proxy "FOR" approval of the Merger Agreement and Merger. Should other matters properly come before the BOC Special Meeting, the Proxies will be authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment. This appointment of proxy may be revoked by the holder of the shares to which it relates at any time before it is exercised by filing with BOC's Secretary a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the BOC Special Meeting and announcing his or her intention to vote in person.

      Please sign and date this appointment of proxy below and return it to BOC in the enclosed envelope.

                                     Dated: ______________________________, 2001


                                     ___________________________________________
                                     Signature of Owner of Shares


                                     ___________________________________________
                                     Signature of Joint Owner of Shares (if any)

Instruction: Please sign above exactly as your name appears on this appointment
                               -------
of proxy. Joint owners of shares should both sign. Fiduciaries or other persons
                                        ----
signing in a representative capacity should indicate the capacity in which they are signing.